                                                                  EXHIBIT 10.37

                                 US $500,000,000

                            EUROPEAN CREDIT AGREEMENT

                          dated as of October 28, 1997,

                                      among

                             INGRAM MICRO INC., and
                    INGRAM EUROPEAN COORDINATION CENTER N.V., as the Primary Borrowers and Guarantors,


                         CERTAIN FINANCIAL INSTITUTIONS,
                                 as the Lenders,


                            THE BANK OF NOVA SCOTIA,
                  as the Administrative Agent for the Lenders,

                                       and

                           NATIONSBANK OF TEXAS, N.A.,
                   as the Documentation Agent for the Lenders,

                                 as arranged by

                           THE BANK OF NOVA SCOTIA and
                       NATIONSBANC CAPITAL MARKETS, INC.,
                                as the Arrangers


                      PREPARED BY HAYNES AND BOONE, L.L.P.

                                TABLE OF CONTENTS

SECTION                                                                                                        PAGE
-------                                                                                                        ----
                                                      ARTICLE I        DEFINITIONS AND ACCOUNTING TERMS
         1.1      Defined Terms...................................................................................2
         1.2      Use of Defined Terms...........................................................................28
         1.3      Cross-References...............................................................................28
         1.4      Accounting and Financial Determinations........................................................28
         1.5      Calculations...................................................................................29
         1.6      Round Amounts..................................................................................29

                                                     ARTICLE II        COMMITMENTS, ETC.
         2.1      Commitments....................................................................................29
         2.2      Extensions of the Commitment Termination Date..................................................30
         2.3      Reductions of the Commitment Amounts...........................................................32
         2.4      Ineligible Currencies..........................................................................32

                                                     ARTICLE III       PROCEDURES  FOR PRO-RATA  CREDIT  EXTENSIONS
                                                                       AND PROVISIONS FOR NON-RATA CREDIT EXTENSIONS
         3.1      Borrowing Procedure for Pro-Rata Revolving Loans...............................................33
         3.2      Pro-Rata Letter of Credit Issuance Procedures..................................................33
                  3.2.1        Other Lenders' Participation......................................................34
                  3.2.2        Disbursements.....................................................................34
                  3.2.3        Reimbursement.....................................................................35
                  3.2.4        Deemed Disbursements..............................................................35
                  3.2.5        Nature of Reimbursement Obligations...............................................36
                  3.2.6        Ineligible Currencies.............................................................37
         3.3      Non-Rata Revolving Loan Facility...............................................................37
                  3.3.1        Non-Rata Revolving Loans..........................................................37
                  3.3.2        Ineligible Currencies.............................................................37
                  3.3.3        Limitations on Making Non-Rata Revolving Loans....................................37
                  3.3.4        Procedure for Making Non-Rata Revolving Loans.....................................38
                  3.3.5        Maturity of Non-Rata Revolving Loans..............................................38
                  3.3.6        Non-Rata Revolving Loan Records...................................................38
                  3.3.7        Quarterly Report..................................................................38
         3.4      Non-Rata Letter of Credit Facility.............................................................39
                  3.4.1        Non-Rata Letters of Credit........................................................39
                  3.4.2        Ineligible Currencies.............................................................39
                  3.4.3        Limitations on Issuing Non-Rata Letters of Credit.................................39
                  3.4.4        Procedures for Issuing Non-Rata Letters of Credit.................................39
                  3.4.5        Disbursements.....................................................................39
                  3.4.6        Reimbursement.....................................................................40
         3.5      Reporting of Non-Rata Credit Extensions........................................................40

                                                     ARTICLE IV        PRINCIPAL, INTEREST, AND FEE PAYMENTS
         4.1      Loan Accounts, Notes, Payments, and Prepayments................................................40
                  4.1.1        Repayments and Prepayments of Pro-Rata Revolving Loans............................41


                                                       EUROPEAN CREDIT AGREEMENT

SECTION                                                                                                        PAGE
-------                                                                                                        ----
         4.2      Interest Provisions............................................................................42
                  4.2.1        Rates.............................................................................42
                  4.2.2        Post-Maturity Rates...............................................................42
                  4.2.3        Continuation Elections............................................................42
                  4.2.4        Payment Dates.....................................................................43
                  4.2.5        Interest Rate Determination.......................................................43
                  4.2.6        Additional Interest on Pro-Rata Revolving Loans...................................43
         4.3      Fees...........................................................................................44
                  4.3.1        Administration Fees...............................................................44
                  4.3.2        Facility Fees.....................................................................44
                  4.3.3        Letter of Credit Fees.............................................................45
         4.4      Rate and Fee Determinations....................................................................45
         4.5      Obligations in Respect of Non-Rata Credit Extensions...........................................46

                                                      ARTICLE V        CERTAIN PAYMENT PROVISIONS
         5.1      Illegality; Currency Restrictions..............................................................46
         5.2      Deposits Unavailable...........................................................................47
         5.3      Increased Credit Extension Costs, etc..........................................................47
         5.4      Funding Losses.................................................................................48
         5.5      Increased Capital Costs........................................................................48
         5.6      Discretion of Lenders as to Manner of Funding..................................................49
         5.7      Taxes..........................................................................................49
         5.8      Payments.......................................................................................52
                  5.8.1        Pro-Rata Credit Extensions........................................................52
                  5.8.2        Non-Rata Obligations..............................................................52
         5.9      Sharing of Payments............................................................................53
         5.10     Right of Set-off...............................................................................54
         5.11     Judgments, Currencies, etc.....................................................................54
         5.12     Replacement of Lenders.........................................................................55
         5.13     Change of Lending Office.......................................................................55
         5.14     Economic and Monetary Union....................................................................55

                                                     ARTICLE VI        CONDITIONS TO MAKING CREDIT EXTENSIONS
AND ACCESSION OF ACCEDING BORROWERS
         6.1      Initial Credit Extension.......................................................................56
                  6.1.1        Resolutions, etc..................................................................56
                  6.1.2        Effective Date Certificate........................................................56
                  6.1.3        Guaranties, etc...................................................................56
                  6.1.4        Financial Information, etc........................................................56
                  6.1.5        Compliance Certificate............................................................57
                  6.1.6        Consents, etc.....................................................................57
                  6.1.7        Closing Fees, Expenses, etc.......................................................57
                  6.1.8        Opinions of Counsel...............................................................57
                  6.1.9        Satisfactory Legal Form...........................................................57
         6.2      All Credit Extensions..........................................................................58
                  6.2.1        Compliance with Warranties, No Default, etc.......................................58
                  6.2.2        Credit Extension Request..........................................................59
                  6.2.3        Non-Rata Revolving Loans..........................................................59
                  6.2.4        Non-Rata Letters of Credit........................................................59
         6.3      Acceding Borrowers.............................................................................59
                  6.3.1        Resolutions, etc..................................................................59


                                                       EUROPEAN CREDIT AGREEMENT

SECTION                                                                                                        PAGE
-------                                                                                                        ----
                  6.3.2        Delivery of Accession Request and Acknowledgment..................................60
                  6.3.3        Guaranties, etc...................................................................60
                  6.3.4        Compliance Certificate............................................................60
                  6.3.5        Consents, etc.....................................................................60
                  6.3.6        Opinions of Counsel...............................................................60

                                                     ARTICLE VII       REPRESENTATIONS AND WARRANTIES
         7.1      Organization, etc..............................................................................60
         7.2      Due Authorization, Non-Contravention, etc......................................................61
         7.3      No Default.....................................................................................61
         7.4      Government Approval, Regulation, etc...........................................................61
         7.5      Validity, etc..................................................................................61
         7.6      Financial Information..........................................................................62
         7.7      No Material Adverse Effect.....................................................................62
         7.8      Litigation, Labor Controversies, etc...........................................................62
         7.9      Subsidiaries...................................................................................62
         7.10     Ownership of Properties........................................................................62
         7.11     Taxes..........................................................................................62
         7.12     Pension and Welfare Plans......................................................................63
         7.13     Environmental Warranties.......................................................................63
         7.14     Outstanding Indebtedness.......................................................................63
         7.15     Accuracy of Information........................................................................64
         7.16     Patents, Trademarks, etc.......................................................................64
         7.17     Margin Stock...................................................................................64

                                                    ARTICLE VIII       COVENANTS
         8.1      Affirmative Covenants..........................................................................65
                  8.1.1        Financial Information, Reports, Notices, etc......................................65
                  8.1.2        Compliance with Laws, etc.........................................................66
                  8.1.3        Maintenance of Properties.........................................................67
                  8.1.4        Insurance.........................................................................67
                  8.1.5        Books and Records.................................................................67
                  8.1.6        Environmental Covenant............................................................67
                  8.1.7        Use of Proceeds...................................................................68
                  8.1.8        Pari Passu........................................................................68
                  8.1.9        Guarantee or Suretyship...........................................................68
                  8.1.10       Additional Guaranty...............................................................68
                  8.1.11       Intra-Group Agreement, etc........................................................69
         8.2      Negative Covenants.............................................................................69
                  8.2.1        Restriction on Incurrence of Indebtedness.........................................69
                  8.2.2        Restriction on Incurrence of Liens................................................70
                  8.2.3        Financial Condition...............................................................72
                  8.2.4        Dividends.........................................................................72
                  8.2.5        Mergers, Consolidations, Substantial Asset Sales, and Dissolutions................72
                  8.2.6        Transactions with Affiliates......................................................73
                  8.2.7        Limitations on Acquisitions.......................................................74
                  8.2.8        Limitation on Sale of Trade Accounts Receivable...................................75
                  8.2.9        Sale of Assets....................................................................75
                  8.2.10       Limitation on Businesses..........................................................76


                                                       EUROPEAN CREDIT AGREEMENT

SECTION                                                                                                        PAGE
-------                                                                                                        ----
                                                     ARTICLE IX        EVENTS OF DEFAULT
         9.1      Listing of Events of Default...................................................................76
                  9.1.1        Non-Payment of Obligations........................................................76
                  9.1.2        Breach of Warranty................................................................76
                  9.1.3        Non-Performance of Certain Covenants and Obligations..............................76
                  9.1.4        Non-Performance of Other Covenants and Obligations................................77
                  9.1.5        Default on Indebtedness...........................................................77
                  9.1.6        Judgments.........................................................................77
                  9.1.7        Pension Plans.....................................................................77
                  9.1.8        Ownership; Board of Directors.....................................................78
                  9.1.9        Bankruptcy, Insolvency, etc.......................................................78
                  9.1.10       Guaranties........................................................................79
         9.2      Action if Bankruptcy...........................................................................79
         9.3      Action if Other Event of Default...............................................................79
         9.4      Action by Withdrawing Lender...................................................................79
         9.5      Cash Collateral................................................................................79

                                                      ARTICLE X        THE ADMINISTRATIVE AGENT AND
DOCUMENTATION AGENT
         10.1     Authorization and Actions......................................................................79
         10.2     Funding Reliance, etc..........................................................................80
         10.3     Exculpation....................................................................................80
         10.4     Successor......................................................................................80
         10.5     Credit Extensions by an Agent.  ...............................................................81
         10.6     Credit Decisions...............................................................................81
         10.7     Copies, etc....................................................................................81

                                                     ARTICLE XI        MISCELLANEOUS PROVISIONS
         11.1     Waivers, Amendments, etc.......................................................................82
         11.2     Notices........................................................................................82
         11.3     Payment of Costs and Expenses..................................................................83
         11.4     Indemnification................................................................................83
         11.5     Survival.......................................................................................84
         11.6     Severability...................................................................................84
         11.7     Headings.......................................................................................84
         11.8     Execution in Counterparts, Effectiveness; Entire Agreement.....................................84
         11.9     Jurisdiction...................................................................................85
                  11.9.1       Submission........................................................................85
                  11.9.2       Service of Process................................................................85
                  11.9.3       Forum Convenience and Enforcement Abroad..........................................85
                  11.9.4       Non-exclusivity...................................................................85
                  11.9.5       Governing Law.....................................................................85
         11.10    Successors and Assigns.........................................................................85
         11.11    Assignments and Transfers of Interests.........................................................86
                  11.11.1      Assignments.......................................................................86
                  11.11.2      Participations....................................................................86
         11.12    Other Transactions.............................................................................87
         11.15    Confidentiality................................................................................87
         11.16    Release of Subsidiary Guarantors and Supplemental Borrowers....................................88
         11.17    Collateral.....................................................................................89


                                                       EUROPEAN CREDIT AGREEMENT

                             SCHEDULES AND EXHIBITS

Schedule I        -            Disclosure Schedule
                  -            Item 7.8
                  -            Item 7.9
                  -            Item 7.11
                  -            Item 7.12
                  -            Item 7.14
                  -            Item 8.2.1(a)(ii)
                  -            Item 8.2.2(a)

Exhibit A-1       -            Revolving Note
Exhibit A-2       -            Non-Rata Revolving Note
Exhibit B         -            Borrowing Request
Exhibit C         -            Issuance Request
Exhibit D         -            Continuation Notice
Exhibit E         -            Compliance Certificate
Exhibit F         -            Effective Date Certificate
Exhibit G-1       -            Coordination Center Guaranty
Exhibit G-2       -            Intra-Group Agreement
Exhibit H         -            Micro Guaranty
Exhibit I-1       -            Micro Canada Guaranty (Coordination Center/Micro Singapore)
Exhibit I-2       -            Micro Canada Guaranty (Micro)
Exhibit I-3       -            Micro Singapore Guaranty
Exhibit J         -            Additional Guaranty
Exhibit K         -            Lender Assignment Agreement
Exhibit L         -            Quarterly Report
Exhibit M         -            Opinion of the General Counsel of Micro
Exhibit N         -            Opinion of Special New York counsel to Micro
Exhibit O         -            Opinion of Special Belgian counsel to Coordination Center
Exhibit P         -            Opinion of Special Canadian counsel to Micro Canada
Exhibit Q         -            Opinion of Special Singapore counsel to Micro Singapore
Exhibit R         -            Opinion of Special English counsel to the Agents
Exhibit S         -            Commitment Extension Request
Exhibit T         -            Accession Request and Acknowledgment


                                                       EUROPEAN CREDIT AGREEMENT

                            EUROPEAN CREDIT AGREEMENT


- THIS EUROPEAN CREDIT AGREEMENT is entered into as of October 28, 1997, among:

- INGRAM MICRO INC., a corporation organized and existing under the laws of the State of Delaware, United States of America ("MICRO");

- INGRAM EUROPEAN COORDINATION CENTER N.V., a company organized and existing under the laws of The Kingdom of Belgium ("COORDINATION CENTER," and collectively with Micro, the "PRIMARY BORROWERS");

- The financial institutions party hereto (together with their respective successors and permitted assigns and any branch or affiliate of a financial institution funding a Loan as permitted by Section 5.6 as a signatory or otherwise, collectively, the "LENDERS"); and

- THE BANK OF NOVA SCOTIA ("SCOTIABANK"), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and NATIONSBANK OF TEXAS, N.A. ("NATIONSBANK"), as documentation agent for the Lenders (in such capacity, the "DOCUMENTATION AGENT," and, collectively with the Administrative Agent, the "AGENTS"); and

         WHEREAS, Micro and its Subsidiaries (such capitalized term and all other capitalized terms used herein having the meanings provided in SECTION 1.1) are engaged primarily in the business of the wholesale distribution of microcomputer software and hardware products, multimedia products, customer financing, assembly and configuration and other related wholesaling, distribution and service activities; and

         WHEREAS, Micro wishes to obtain:

                  (a) for itself and Coordination Center as Primary Borrowers, Commitments from all the Lenders for Pro-Rata Credit Extensions to be made prior to the Commitment Termination Date in an aggregate amount in any Available Currency, not to exceed the Total Credit Commitment Amount at any one time outstanding, such Credit Extensions being available on a committed basis as Pro-Rata Revolving Loans and Pro-Rata Letters of Credit, so long as the Letter of Credit Outstandings never exceed the Letter of Credit Limit; and

                  (b) for itself and each other Borrower a protocol whereby each such Borrower may, prior to the Commitment Termination Date and to the extent the aggregate Commitments shall be unused and available from time to time, request that any Lender make Non-Rata Revolving Loans and issue Non-Rata Letters of Credit in any Available Currency, so long as
         (i) the Letter of Credit Outstandings never exceed the Letter of Credit Limit and (ii) the Outstanding Credit Extensions consisting of Non-Rata Credit Extensions never exceeds the Non-Rata Limit; and

         WHEREAS, each Borrower is willing, subject to SECTION 6.3.3, to guarantee all Obligations of each other Borrower on a joint and several basis; and


                                                       EUROPEAN CREDIT AGREEMENT

         WHEREAS, the Lenders are willing, pursuant to and in accordance with the terms of this Agreement:

                  (a) to extend severally Commitments to make, from time to time prior to the Commitment Termination Date, Pro-Rata Credit Extensions in an aggregate amount at any time outstanding not to exceed the excess of the Total Credit Commitment Amount over the then Outstanding Credit Extensions; and

                  (b) to consider from time to time prior to the Commitment Termination Date, in each Lender's sole and absolute discretion and without commitment, making Non-Rata Revolving Loans and issuing Non-Rata Letters of Credit in an aggregate principal amount not to exceed the difference between the Total Credit Commitment Amount minus the then Outstanding Credit Extensions, so long as (i) the Letter of Credit Outstandings never exceed the Letter of Credit Limit and (ii) the Outstanding Credit Extensions consisting of Non-Rata Credit Extensions never exceeds the Non-Rata Limit; and

         WHEREAS, the proceeds of the Credit Extensions will be used for general corporate purposes (including, working capital and, so long as the relevant Borrower has complied with SECTION 8.1.7, Acquisitions) of each Borrower and its Subsidiaries;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency, of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         . The following terms (whether or not in bold or italic type) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ACCEDING BORROWER" is defined in SECTION 6.3.

         "ACCESSION REQUEST AND ACKNOWLEDGMENT" means a request for accession duly completed and executed by an Authorized Person of the applicable Acceding Borrower and acknowledged by an Authorized Person of each Guarantor, substantially in the form of EXHIBIT T hereto.

         "ACQUISITION" means any transaction, or any series of related transactions, by which Micro and/or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any Person or division thereof, whether through purchase of assets, merger or otherwise, (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority in ordinary voting power of the securities of a Person which have ordinary voting power for the election of directors or (c) otherwise acquires control of a more than 50% ownership interest in any such Person.

                                                       EUROPEAN CREDIT AGREEMENT

         "ADDITIONAL GUARANTOR" means each other Subsidiary of Micro as shall from time to time become a Guarantor in accordance with SECTION 8.1.10.

         "ADDITIONAL GUARANTY" means a guaranty, in the form of the attached EXHIBIT J, duly executed and delivered by an Authorized Person of each Additional Guarantor, as amended, supplemented, restated, or otherwise modified from time to time.

         "ADDITIONAL PERMITTED LIENS" means, as of any date, Liens securing Indebtedness and not described in CLAUSES (A) through (L) of SECTION 8.2.2, but only to the extent that the sum (without duplication) of (a) the Amount of Additional Liens on such date plus (b) the Total Indebtedness of Subsidiaries (other than any Subsidiary that is a Guarantor) on such date does not exceed 15% of Consolidated Tangible Net Worth on such date.

         "ADJUSTED PERCENTAGE" means -- for any Lender, for any Pro-Rata Credit Extension (and for the full duration of that Pro-Rata Credit Extension but which may be different for other Pro-Rata Credit Extensions) -the quotient (stated as a percentage) determined by the Administrative Agent (based upon the information provided to it under SECTION 3.5) equal to (a) that Lender's Available Credit Commitment at that time divided by (b) the remainder of the Total Credit Commitment Amount at that time minus the aggregate of all of the Lenders' Non-Rata Usage at that time.

         "ADMINISTRATIVE AGENT" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to SECTION 10.4.

         "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be controlled by any other Person if such other Person possesses, directly or indirectly, power (a) to vote, in the case of any Lender Party, 10% or more or, in the case of any other Person, 35% or more, of the securities (on a fully diluted basis) having ordinary voting power, for the election of directors or managing general partners, or (b) in the case of any Lender Party or any other Person, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AFFILIATE TRANSACTION" is defined in SECTION 8.2.6.

         "AGENTS"  is defined in the preamble.

         "AGREEMENT" means this European Credit Agreement, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

         "AMOUNT OF ADDITIONAL LIENS" means, at any date, the aggregate principal amount of Indebtedness secured by Additional Permitted Liens on such date.

         "APPLICABLE MARGIN" means, for any Pro-Rata Revolving Loan or Pro-Rata Letter of Credit (i) for any day during the period from and including the Effective Date, through and including the date the Administrative Agent shall receive the reports and financial statements of Micro and its Consolidated Subsidiaries required to be delivered pursuant to SECTION 8.1.1(B) -- together with the Compliance Certificate required to be delivered contemporaneously therewith pursuant to SECTION 8.1.1(D) -- for the

                                                       EUROPEAN CREDIT AGREEMENT

Fiscal Period ending on the Saturday nearest September 30, 1997, 0.250% per annum and (ii) for any day subsequent to the date the Administrative Agent shall receive the reports, financial statements and Compliance Certificate described in the preceding CLAUSE (I), the corresponding rate per annum set forth in the table below, determined by reference to (a) the lower of the two highest ratings from time to time assigned to Micro's long-term senior unsecured debt by S&P, Moody's and Fitch and either published or otherwise evidenced in writing by the applicable rating agency and made available to the Administrative Agent -- including both "express" and "indicative" or "implied" (or equivalent) ratings -- or (b) the ratio (calculated pursuant to CLAUSE (C) of SECTION 8.2.3) of Consolidated Funded Debt to Consolidated EBITDA for the Fiscal Period most recently ended prior to such day, for which financial statements and reports have been received by the Administrative Agent pursuant to SECTION 8.1.1(A) or
(B), whichever results in the lower Applicable Margin:


 MICRO'S LONG-TERM SENIOR UNSECURED DEBT   RATIO OF CONSOLIDATED FUNDED DEBT TO               APPLICABLE MARGIN
    RATINGS BY S&P, MOODY'S AND FITCH,             CONSOLIDATED EBITDA
               RESPECTIVELY
 ---------------------------------------   ------------------------------------               -----------------
A-, A3 or A- (or higher)                    Less than 1.50                                           0.160%

BBB+, Baa1 or BBB+                          Greater than or equal to 1.50, but less than             0.215%
                                            2.00

BBB, Baa2 or BBB                            Greater than or equal to 2.00, but less than             0.250%
                                            2.50

BBB-, Baa3 or BBB-                          Greater than or equal to 2.50, but less than             0.275%
                                            3.00

BB+, Ba1 or BB+                             Greater than or equal to 3.00, but less than             0.400%
                                            3.25

Lower than BB+, Ba1 or BB+                  Greater than or equal to 3.25                            0.625%


Any change in the Applicable Margin pursuant to CLAUSE (II)(A) above, will be effective as of the day subsequent to the date on which S&P, Moody's or Fitch, as the case may be, releases the applicable change in its rating of Micro's long-term senior unsecured debt.

        "ARRANGERS" means The Bank of Nova Scotia and NationsBanc Capital Markets, Inc.

         "AUTHORIZED PERSON" means those officers or employees of each Obligor whose signatures and incumbency shall have been certified to the Administrative Agent pursuant to SECTION 6.1.1.

         "AVAILABLE CREDIT COMMITMENT" means, for any Lender and at any time, the amount (not less than zero) equal to the remainder of (a) an amount equal to its Percentage of the Total Credit Commitment Amount at that time minus (b) its Outstanding Credit Extensions at that time.

         "AVAILABLE CURRENCY" means (a) for purposes of Pro-Rata Credit Extensions, Dollars, Canadian Dollars, Swiss Francs, Belgian Francs, French Francs, Guilders, Sterling, Marks, Lira, Pesetas, Yen, Krona, Danish Krone, Norwegian Krone, and European Currency Units, and (b) for purposes of Non-Rata Credit Extensions, the currencies listed in CLAUSE (A) preceding, Singapore Dollars, Hong Kong Dollars, Mexican Pesos, Schillings, Ringgit, Won, and other mutually agreed currencies.

         "BELGIAN FRANCS" means the lawful currency of The Kingdom of Belgium.

         "BOARD REPRESENTATION AGREEMENT" means the Board Representation Agreement dated as of

                                                       EUROPEAN CREDIT AGREEMENT

November 6, 1996, among Micro and the "Family Stockholders" (as defined therein) listed on the signature pages thereof, as in effect on that date without giving effect to any amendment, waiver, supplement, or modification thereafter except for any such amendment, waiver, supplement, or modification that does not materially alter the terms thereof (excluding from such exception however, any such amendment, waiver, supplement, or modification that in any way expands the scope of or materially affects the definition of "Family Stockholders" set forth therein).

         "BORROWERS" means, collectively, the Primary Borrowers and the Supplemental Borrowers party to this Agreement from time to time, together with their respective successors and assigns.

         "BORROWING" means the Pro-Rata Revolving Loans having the same Interest Period, made by all Lenders on the same Business Day, and made pursuant to the same Borrowing Request in accordance with SECTION 2.1.

         "BORROWING REQUEST" means a loan request and certificate for Pro-Rata Revolving Loans duly completed and executed by an Authorized Person of the relevant Primary Borrower, substantially in the form of EXHIBIT B hereto.

         "BUSINESS DAY" means:

                  (a) any day which (i) is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in London or in Brussels and (ii) relative to the making, continuing, prepaying or repaying of Pro-Rata Revolving Loans denominated in an Available Currency, is also a day on which dealings in such Available Currency are carried on in the interbank eurodollar market in London or New York City;

                  (b) relative to the making of any payment in respect of any Credit Extension denominated in an Available Currency other than Sterling, any day on which dealings in such Available Currency are carried on in the London interbank eurodollar market and in the relevant local money market; and

                  (c) with respect to any payment, notice or other event relating to any Non-Rata Credit Extension, any day on which banks are open for business in the location of the lending office of the Lender making such Non-Rata Credit Extension available.

         "CANADIAN CREDIT AGREEMENT" means the Canadian Credit Agreement dated as of October 28, 1997, among Micro, Micro Canada, the various financial institutions parties thereto as lenders, Scotiabank and Royal Bank of Canada, respectively, as the administrative agent and the syndication agent for those lenders, and the co-agent named therein, as renewed, extended, amended, or restated.

         "CANADIAN DOLLARS" means lawful currency of Canada.

         "CAPITALIZED LEASE LIABILITIES" of any Person means, at any time, any obligation of such Person at such time to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligation is, or in accordance with GAAP (including FASB Statement 13) is required to be, classified and accounted for as a capital lease on a balance sheet of such Person at the time incurred; and for purposes of this Agreement the amount of such obligation shall be the

                                                       EUROPEAN CREDIT AGREEMENT
capitalized amount thereof determined in accordance with such FASB Statement 13.

         "CO-ARRANGERS" is defined in the preamble.

         "CODE" means the U.S. Internal Revenue Code of 1986, as amended and as in effect from time to time, and any rules and regulations promulgated thereunder.

         "COMMITMENT" means, relative to each Lender, its obligation under
SECTION 2.1(A) to make Pro-Rata Revolving Loans and under SECTION 2.1(B) to participate in Pro-Rata Letters of Credit and drawings thereunder.

         "COMMITMENT EXTENSION REQUEST" means a request for the extension of the Commitment Termination Date duly executed by an Authorized Person of Micro, substantially in the form of EXHIBIT S attached hereto.

         "COMMITMENT TERMINATION DATE" means the fifth anniversary of the date hereof (as that date may be extended under SECTION 2.2), or the earlier date of termination in whole of the Commitments pursuant to SECTION 2.3, 9.2 or 9.3.

         "COMPLIANCE CERTIFICATE" means a report duly completed, with substantially the same information as set forth in EXHIBIT E attached hereto, as such EXHIBIT E may be amended, supplemented, restated or otherwise modified from time to time.

         "CONSOLIDATED" and any derivative thereof each means, with reference to the accounts or financial reports of any Person, the consolidated accounts or financial reports of such Person and each Subsidiary of such Person determined in accordance with GAAP, including principles of consolidation, consistent with those applied in the preparation of the consolidated financial statements of Micro referred to in SECTION 7.6.

         "CONSOLIDATED ASSETS" means, at any date, the total assets of Micro and its Consolidated Subsidiaries as at such date in accordance with GAAP.

         "CONSOLIDATED CURRENT ASSETS" means, at any date, all amounts which would be included as current assets on a consolidated balance sheet of Micro and its Consolidated Subsidiaries as at such date in accordance with GAAP.

         "CONSOLIDATED CURRENT LIABILITIES" means, at any date, all amounts which would be included as current liabilities on a consolidated balance sheet of Micro and its Consolidated Subsidiaries as at such date in accordance with GAAP, excluding any such current liabilities constituting Current Maturities of Funded Debt at such date.

         "CONSOLIDATED CURRENT RATIO" means, at any date, the ratio of (a) Consolidated Current Assets as at such date, to (b) Consolidated Current Liabilities as at such date.

         "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income adjusted by adding thereto the amount of Consolidated Interest Charges that were deducted in arriving at Consolidated Net Income for such period and all amortization of intangibles, taxes, depreciation and any other non-cash

                                                       EUROPEAN CREDIT AGREEMENT
charges that were deducted in arriving at Consolidated Net Income for such period.

         "CONSOLIDATED FUNDED DEBT" means, as of any date of determination, the total of all Funded Debt of Micro and its Consolidated Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between Micro and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of Micro and its Subsidiaries in accordance with GAAP.

         "CONSOLIDATED INTEREST CHARGES" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between Micro and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of Micro and its Subsidiaries in accordance with GAAP):

                  (a) aggregate net interest expense in respect of Indebtedness of Micro and its Subsidiaries (including imputed interest on Capitalized Lease Liabilities) deducted in determining Consolidated Net Income for such period plus, to the extent not deducted in determining Consolidated Net Income for such period, the amount of all interest previously capitalized or deferred that was amortized during such period; plus

                  (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period; plus

                  (c) all attributable interest and fees in lieu of interest associated with any securitizations by Micro or any of its Subsidiaries.

         "CONSOLIDATED LIABILITIES" means, at any date, the sum of all obligations of Micro and its Consolidated Subsidiaries as at such date in accordance with GAAP.

         "CONSOLIDATED NET INCOME" means, for any period, the consolidated net income of Micro and its Consolidated Subsidiaries as reflected on a statement of income of Micro and its Consolidated Subsidiaries for such period in accordance with GAAP.

         "CONSOLIDATED RETAINED RECEIVABLES" means, at any date, the face amount (calculated in Dollars but net of any amount allocated to the relevant Trade Account Receivable with respect to any reserve or similar allowance for doubtful payment) of all Trade Accounts Receivable of Micro and its Consolidated Subsidiaries outstanding as at such date (including, in the case of any receivables that have been sold, assigned or otherwise transferred to a trust, the amount of such receivables net of any amount of Consolidated Transferred Receivables determined with respect thereto, it being agreed for the avoidance of doubt that Consolidated Retained Receivables shall not include any Consolidated Transferred Receivables).

         "CONSOLIDATED STOCKHOLDERS' EQUITY" means, at any date, the remainder of (a) Consolidated Assets as at such date, minus (b) Consolidated Liabilities as at such date.

         "CONSOLIDATED SUBSIDIARY" means any Subsidiary whose financial statements are required in accordance with GAAP to be consolidated with the consolidated financial statements delivered by Micro from time to time in accordance with SECTION 8.1.1.

                                                       EUROPEAN CREDIT AGREEMENT

         "CONSOLIDATED TANGIBLE NET WORTH" means, at any date, the remainder of
(a) Consolidated Stockholders' Equity as at such date plus the accumulated after-tax amount of non-cash charges and adjustments to income and Consolidated Stockholders' Equity attributable to employee stock options and stock purchases through such date, minus (b) goodwill and other Intangible Assets of Micro and its Consolidated Subsidiaries.

         "CONSOLIDATED TRANSFERRED RECEIVABLES" means, at any date, the face amount (calculated in Dollars but net of any amount allocated by Micro or any of its Consolidated Subsidiaries to the relevant Trade Account Receivable with respect to any reserve or similar allowance for doubtful payment) of all Trade Accounts Receivable originally payable to the account of Micro or any of its Consolidated Subsidiaries, which have not been discharged at such date and in respect of which Micro's or any such Consolidated Subsidiary's rights and interests, have, on or prior to such date, been sold, assigned or otherwise transferred, in whole or in part, to any Person other than Micro or any of its Consolidated Subsidiaries (either directly or by way of such Person holding an undivided interest in a specified amount of Trade Accounts Receivable sold, assigned or otherwise transferred to a trust).

         "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable (by direct or indirect agreement, contingent or otherwise) to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other person, if the primary purpose or intent thereof by the Person incurring the Contingent Liability is to provide assurance to the obligee of such obligation of another Person that such obligation of such other Person will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

         "CONTINUATION NOTICE" means a notice of continuation and certificate for Pro-Rata Revolving Loans duly completed and executed by an Authorized Person of the relevant Primary Borrower, substantially in the form of EXHIBIT D attached hereto.

         "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with Micro, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

         "COORDINATION CENTER" is defined in the preamble.

         "COORDINATION CENTER GUARANTY" means a guaranty, in the form of EXHIBIT G-1 hereto, duly executed and delivered by an Authorized Person of Coordination Center, as amended, supplemented, restated or otherwise modified from time to time.

         "COST OF FUNDS" means, for the Administrative Agent or any Lender, as the case may be, its cost, from whatever source it reasonably selects, of funds in respect of any expenditure or funding by it or in respect of maintaining any Loan, as the case may be.

                                                       EUROPEAN CREDIT AGREEMENT

         "COST OF FUNDS RATE LOAN" means, for any Lender, any Pro-Rata Revolving Loan bearing interest at an annual rate equal to the sum of (a) the Applicable Margin for that Loan plus (b) such Lender's Cost of Funds.

         "CREDIT COMMITMENT AMOUNT" means, relative to any Lender at any time, such Lender's Percentage multiplied by the then Total Credit Commitment Amount as in effect at such time.

         "CREDIT EXTENSION," as the context may require, means (a) any Pro-Rata Credit Extension or (b) the making of a Non-Rata Credit Extension by the relevant Lender.

         "CREDIT EXTENSION REQUEST" means, as the context may require, a Borrowing Request, a Continuation/Conversion Notice or an Issuance Request.

         "CURRENT MATURITIES OF FUNDED DEBT" means, at any time and with respect to any item of Funded Debt, the portion of such Funded Debt outstanding at such time which by the terms of such Funded Debt or the terms of any instrument or agreement relating thereto is due on demand or within one year from such time (whether by sinking fund, other required prepayment or final payment at maturity) and is not directly or indirectly renewable, extendible or refundable at the option of the obligor under an agreement or firm commitment in effect at such time to a date one year or more from such time.

         "DANISH KRONE" means the lawful currency of Denmark.

         "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "DISBURSEMENT DATE" is defined in SECTION 3.2.2.

         "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE I, as the same may be amended, supplemented or otherwise modified from time to time by Micro with the consent of the Administrative Agent and the Required Lenders.

         "DOCUMENTATION AGENT" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Documentation Agent pursuant to SECTION 10.4.

        "DOLLAR" and the sign "$" each means the lawful currency of the United States.

         "DOLLAR AMOUNT," at any date, means (a) with respect to an amount denominated in Dollars, such amount as at such date, and (b) with respect to an amount denominated in any other Available Currency, the amount of Dollars into which such Available Currency is convertible into Dollars as at such date and on the terms herein provided.

         "EFFECTIVE DATE" is defined in SECTION 11.8.

         "EFFECTIVE DATE CERTIFICATE" means a certificate duly completed and executed by an Authorized Person of Micro, substantially in the form of EXHIBIT F hereto.

                                                       EUROPEAN CREDIT AGREEMENT

         "ELIGIBLE ASSIGNEE" means any Person that, on the date that it is to become a Lender under this Agreement, is (i) a Lender or (ii) any one of the following:

                  (a) a bank or financial institution that at that time (i) is a bank for the purposes of Section 840A of the United Kingdom Income and Corporation Taxes Act 1988 and is within the charge to corporation tax as regards all interest received by it under this Agreement, (ii) has (or is owned by a holding company that on a consolidated basis has) combined capital and surplus (as established in its most recent report of condition to its primary regulator) of not less than $250,000,000 (or its equivalent in foreign currency), and (iii) is reasonably acceptable to the Administrative Agent and (so long as no Event of Default exists at that time) Micro (which may take into account, among other things, the creditworthiness of that bank or financial institution and the holding company, if any, by which it is owned);

                  (b) a commercial bank that at that time (i) is organized under the laws of the United States or any State thereof, (ii) has outstanding unsecured indebtedness that is rated A- or better by S&P, A3 or better by Moody's or A- or better by Fitch (or an equivalent rating by another nationally recognized credit rating agency of similar standing if such corporations are no longer in the business of rating unsecured indebtedness of entities engaged in such businesses), (iii) has combined capital and surplus (as established in its most recent report of condition to its primary regulator) of not less than $250,000,000 (or its equivalent in foreign currency), and (iv) is reasonably acceptable to the Administrative Agent and (so long as no Event of Default exists at that time) Micro;

                   (c) a commercial bank that at that time (i) is organized under the laws of (A) any other country that is a member of the Organization for Economic Cooperation and Development or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or any country that is a member of the European Community, or (B) political subdivision of any such country, (ii) has (unless Micro otherwise agrees) outstanding unsecured indebtedness that is rated A- or better by S&P, A3 or better by Moody's or A- or better by Fitch (or an equivalent rating by another nationally recognized credit rating agency of similar standing if such corporations are no longer in the business of rating unsecured indebtedness of entities engaged in such businesses), (iii) has combined capital and surplus (as established in its most recent report of condition to its primary regulator) of not less than $250,000,000 (or its equivalent in foreign currency), and (iv) is reasonably acceptable to the Administrative Agent and (so long as no Event of Default exists at that time) Micro;

                  (d) the central bank of any country that at that time (i) is a member of the Organization for Economic Cooperation and Development,
         (ii) has (unless Micro otherwise agrees) outstanding unsecured indebtedness that is rated A- or better by S&P, A3 or better by Moody's or A- or better by Fitch (or an equivalent rating by another nationally recognized credit rating agency of similar standing if such corporations are no longer in the business of rating unsecured indebtedness of entities engaged in such businesses), (iii) has combined capital and surplus (as established in its most recent report of condition to its primary regulator) of not less than $250,000,000 (or its equivalent in foreign currency), and (iv) is reasonably acceptable to the Administrative Agent and (so long as no Default exists at that time) Micro; or

                  (e) solely during the occurrence and continuance of an Event of Default, a

                                                       EUROPEAN CREDIT AGREEMENT
         finance company, insurance company, or other financial institution or fund (whether a corporation, partnership, or other entity) that at that time (i) is engaged generally in making, purchasing, and otherwise investing in commercial loans in the ordinary course of its business,
         (ii) has combined capital and surplus (as established in its most recent report of condition to its primary regulator) of not less than $250,000,000 (or its equivalent in foreign currency), and (iii) is reasonably acceptable to the Administrative Agent;

so long as, in the case of any Person described in CLAUSES (a) through (e) above, it must also at that time be (A) in respect of payments by Micro, entitled to receive payments hereunder free and clear of and without deduction for or on account of any United States federal income taxes, and (B) in respect of payments by Coordination Center, entitled to receive payments hereunder free and clear of and without any deduction for or on account of any income taxes imposed by The Kingdom of Belgium.

         "EMU EVENT" means, in respect of member states of the European Community, an event associated with economic and monetary union in the European Community, including, without limitation, each (and any combination) of (a) the introduction of, changeover to, or operation of the New Currency, (b) the fixing of conversion rates between a member state's currency and the New Currency or between the currencies of member states, (c) the substitution of the New Currency for the European Currency Units as the unit of account of the European Community, (d) the introduction of the New Currency as lawful currency in a member state (whether at the earliest date or subsequently and whether in parallel with, or as a replacement for, the currency which, before the introduction of the New Currency, was lawful currency in that member state), (e) the withdrawal from legal tender, by reason of the introduction of the New Currency, of any currency that, before the introduction of the New Currency, was lawful currency in one of the member states, (f) the disappearance or replacement of a relevant price source for the European Currency Units or the national currency of any member state, (g) the failure of any sponsor (or a successor sponsor) such as Reuters or Telerate to publish a relevant rate, index, price, page, or screen, and (h) any event in furtherance of any of the foregoing.

        "ENTERTAINMENT" means Ingram Entertainment Inc., a Tennessee corporation.

         "ENVIRONMENTAL LAWS" means any and all applicable statutes, laws, ordinances, codes, rules, regulations and binding and enforceable guidelines (including consent decrees and administrative orders binding on any Obligor or any of their respective Subsidiaries), in each case as now or hereafter in effect, relating to human health and safety, or the regulation or protection of the environment, or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes issued (presently or in the future) by any national, federal, state, provincial, territorial, or local authority in any jurisdiction in which any Obligor or any of their respective Subsidiaries is conducting its business.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the rules and regulations promulgated thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

         "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the F.R.S.

                                                       EUROPEAN CREDIT AGREEMENT

Board, as in effect from time to time.

         "EUROPEAN CURRENCY UNITS" means the composite currency unit designated as such by the European Community.

         "EVENT OF DEFAULT" is defined in SECTION 9.1.

         "EXTENSION PERIOD" is defined in SECTION 2.2(a).

         "FASB" means the Financial Accounting Standards Board.

         "FEE LETTER" means the letter agreement dated as of September 4, 1997, between Scotiabank, NationsBank, NationsBank Capital Markets, Inc., and Micro, relating to certain fees to be paid in connection with this Agreement.

         "FISCAL PERIOD" means a fiscal period of Micro or any of its Subsidiaries, which shall be either a calendar quarter or an aggregate period comprised of three consecutive periods of four weeks and five weeks (or, on occasion, six weeks instead of five), currently commencing on or about each January 1, April 1, July 1 or October 1.

         "FISCAL YEAR" means, with respect to any Person, the fiscal year of such Person. The term Fiscal Year, when used without reference to any Person, shall mean a Fiscal Year of Micro, which currently ends on the Saturday nearest December 31.

         "FITCH" means Fitch Investors Service, L.P.

         "FRENCH FRANCS" means the lawful currency of France.

         "F.R.S. BOARD" is defined in SECTION 7.17.

         "FUNDED DEBT" means, with respect to any Person, all Indebtedness of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereto to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof; provided that Funded Debt shall include, as at any date of determination, Current Maturities of Funded Debt.

         "GAAP" is defined in SECTION 1.4.

         "GUARANTEE LETTER OF CREDIT OBLIGATIONS" means any contingent legal obligations of any Person to reimburse any financial institution for draws on letters of credit (including those issued pursuant to this Agreement) issued for the account of such Person to support or ensure payment or performance of Indebtedness or obligations of some other Person provided no such draws have been made and such obligation to reimburse is not then due and payable; it being understood that no obligation with respect to any letter of credit (including those issued pursuant to this Agreement) may be treated as both a Reimbursement Obligation and a Guarantee Letter of Credit Obligation.

                                                       EUROPEAN CREDIT AGREEMENT

         "GUARANTIES" collectively means (a) the Micro Guaranty, (b) the Coordination Center Guaranty, (c) the Micro Canada Guaranty (Micro), (d) the Micro Canada Guaranty (Coordination Center/Micro Singapore), (e) the Micro Singapore Guaranty, and (f) each Additional Guaranty.

        "GUARANTORS" means, collectively, the Borrowers, Micro Canada, Micro Singapore, and each Additional Guarantor.

         "GUILDERS" means the lawful currency of the Kingdom of the Netherlands.

         "HAZARDOUS MATERIAL" means (a) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance that is presently or hereafter becomes defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "pollutants," or terms of similar import within the meaning of any Environmental Law, or (b) any other chemical or other material or substance, exposure to which is presently or hereafter prohibited, limited or regulated under any Environmental Law.

         "HEREIN," "HEREOF," "HERETO," "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Article, Section, clause, paragraph or provision of this Agreement or such other Loan Document.

         "HONG KONG DOLLARS" means the lawful currency of the Hong Kong Special Administration Region of the People's Republic of China.

         "IMPERMISSIBLE QUALIFICATIONS" means, relative to the opinion of certification of any independent public accountant engaged by Micro as to any financial statement of Micro and its Consolidated Subsidiaries, any qualification or exception to such opinion or certification:

                  (a) which is of a "going concern" or similar nature;

                  (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                  (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause Micro to be in default of any of its obligations under SECTION 8.2.3 or 8.2.8;

provided that (i) qualifications relating to pre-acquisition balance sheet accounts of Person(s) acquired by Micro or any of its Subsidiaries and (ii) statements of reliance in the auditor's opinion on another accounting firm (so long as such other accounting firm has a national reputation in the applicable country and such reliance does not pertain to any Borrower) shall not be deemed an Impermissible Qualification.

         "INCLUDING" and "INCLUDE" mean including without limiting the generality of any description preceding such term.

                                                       EUROPEAN CREDIT AGREEMENT

        "INDEBTEDNESS" of any Person means and includes the sum of the following (without duplication):

                  (a) all obligations of such Person for borrowed money, all obligations evidenced by bonds, debentures, notes, investment repurchase agreements or other similar instruments, and all securities issued by such Person providing for mandatory payments of money, whether or not contingent;

                  (b) all obligations of such Person pursuant to revolving credit agreements or similar arrangements to the extent then outstanding;

                  (c) all obligations of such Person to pay the deferred purchase price of property or services, except (i) trade accounts payable arising in the ordinary course of business, (ii) other accounts payable arising in the ordinary course of business in respect of such obligations the payment of which has been deferred for a period of 270 days or less, (iii) other accounts payable arising in the ordinary course of business none of which shall be, individually, in excess of $200,000, and (iv) leases of real or personal property not required to be capitalized under FASB Statement 13;

                  (d) all obligations of such Person as lessee under Capitalized Lease Liabilities;

                  (e) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property excluding any such sales or exchanges for a period of less than 45 days;

                  (f) all obligations with respect to letters of credit (other than trade letters of credit) and bankers' acceptances issued for the account of such Person;

                  (g) all Indebtedness of others secured by a Lien of any kind on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided that the amount of any Indebtedness attributed to any Person pursuant to this CLAUSE (g) shall be limited, in each case, to the lesser of (i) the fair market value of the assets of such Person subject to such Lien and (ii) the amount of the other Person's Indebtedness secured by such Lien; and

                  (h) all Guarantees endorsements and other Contingent Liabilities of or in respect of, or obligations to purchase or otherwise acquire, the Indebtedness of another Person;

provided that it is understood and agreed that the following are not "INDEBTEDNESS":

                  (i) obligations to pay the deferred purchase price for the acquisition of any business (whether by way of merger, sale of stock or assets or otherwise), to the extent that such obligations are contingent upon attaining performance criteria such as earnings and such criteria shall not have been achieved;

                  (ii) obligations to repurchase securities (A) issued to employees pursuant to any Plan or other contract or arrangement relating to employment upon the termination of their

                                                       EUROPEAN CREDIT AGREEMENT
         employment or other events, or (B) that may arise out of the transactions contemplated by the Transition Agreements;

                  (iii) obligations to match contributions of employees under any Plan; and

                  (iv) guarantees of any Obligor or any of their respective Subsidiaries that are guarantees of performance, reclamation or similar bonds or, in lieu of such bonds, letters of credit used for such purposes issued in the ordinary course of business for the benefit of any Subsidiary of Micro, which would not be included on the consolidated financial statements of any Obligor.

         "INDEMNIFIED LIABILITIES" is defined in SECTION 11.4.

         "INDEMNIFIED PARTIES" is defined in SECTION 11.4.

         "INDUSTRIES" means Ingram Industries Inc., a Tennessee corporation.

         "INELIGIBLE CURRENCY" means, with respect to any Loan denominated in an Available Currency (other than Dollars), a determination by the relevant Lender that the currency in which such Loan is denominated has ceased to be (a) freely convertible into Dollars or (b) a currency for which there is an active foreign exchange and deposit market in London or New York City.

         "INTANGIBLE ASSETS" means, with respect to any Person, that portion of the book value of the assets of such Person which would be treated as intangibles under GAAP, including all items such as goodwill, trademarks, trade names, brands, trade secrets, customer lists, copyrights, patents, licenses, franchise conversion rights and rights with respect to any of the foregoing and all unamortized debt or equity discount and expenses.

         "INTEREST PERIOD" means, for any Pro-Rata Revolving Loan, the period beginning on (and including) the date on which such Pro-Rata Revolving Loan is made, continued or converted and ending on (but excluding) the last day of the period selected by the relevant Primary Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, three, or six months from (and including) the date of such Pro-Rata Revolving Loan, ending on (but excluding) the day which numerically corresponds to such date (or, if such month has no numerically corresponding day on the last Business Day of such month), as the relevant Primary Borrower may select in its relevant notice pursuant to SECTION 3.1 or 4.2.3; provided that:

                  (a) no Borrower shall be permitted to select Interest Periods for Pro-Rata Revolving Loans to be in effect at any one time which have expiration dates occurring on more than 20 different dates;

                  (b) Interest Periods commencing on the same date for Pro-Rata Revolving Loans comprising part of the same Borrowing shall be of the same duration;

                  (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to a Pro-Rata Revolving Loan, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business

                                                       EUROPEAN CREDIT AGREEMENT

         Day next preceding such numerically corresponding day); and

                  (d) no Interest Period for any Pro-Rata Revolving Loan may end, with respect to each Lender making a part of such Loan, later than the Commitment Termination Date.

         "INTRA-GROUP AGREEMENT" means the Intra-Group Agreement, in the form of EXHIBIT G-2 hereto, duly executed and delivered by Authorized Persons of each Borrower that is a Guarantor, as amended, supplemented, restated or otherwise modified from time to time.

         "ISSUANCE REQUEST" means an issuance request for Pro-Rata Letters of Credit duly completed and executed by an Authorized Person of Micro, substantially in the form of EXHIBIT C hereto.

         "ISSUER" means either NationsBank or Scotiabank, in its capacity as issuer of the Pro-Rata Letters of Credit, or any Lender in its capacity as issuer of a Non-Rata Letter of Credit. At the request of the Agents, another Lender or an Affiliate of NationsBank or Scotiabank may (but is not otherwise obligated to) issue one or more Pro-Rata Letters of Credit hereunder.

         "KRONA" means the lawful currency of Sweden.

         "LENDERS" is defined in the preamble.

         "LENDER ASSIGNMENT AGREEMENT" means a Lender Assignment Agreement substantially in the form of EXHIBIT K attached hereto.

         "LENDER PARTY" means any of the Lenders, Agents, Co-Arrangers, Issuers, and (for purposes only of SECTION 11.4) Arrangers.

         "LENDING OFFICE" means , for any Lender (a) for Pro-Rata Revolving Loans to Micro, its Lending Office for Loans to Micro designated beside its signature below, designated in a Lender Assignment Agreement to which it is a party, or designated in a notice to the Administrative Agent and Micro from time to time and at any time, (b) for other Pro-Rata Revolving Loans, its Lending Office for Other Loans designated beside its signature below, designated in a Lender Assignment Agreement to which it is a party, or designated in a notice to the Administrative Agent and Micro from time to time and at any time, and (c) for any Non-Rata Credit Extension, the office that the Lender shall designate.

         "LETTER OF CREDIT LIMIT" means, on any date, a maximum amount (as such amount may be reduced from time to time pursuant to SECTION 2.3) equal to 25% of the Total Credit Commitment Amount.

         "LETTER OF CREDIT OUTSTANDINGS" means, on any date, the sum (without duplication) of the Dollar Amounts of (a) the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding (assuming that all conditions for drawing have been satisfied), plus (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

         "LETTERS OF CREDIT" means, collectively, all Pro-Rata Letters of Credit issued and outstanding and Non-Rata Letters of Credit issued and outstanding.

         "LIBO RATE" means, for any Interest Period for a Borrowing, an annual interest rate (rounded

                                                       EUROPEAN CREDIT AGREEMENT
upward to four decimal places) determined by the Administrative Agent to be either:

                  (a) the London interbank offered rate for deposits, in the currency in which that Borrowing is denominated under this Agreement, at approximately 11:00 a.m. London time two Business Days before the first day (or, solely in the case of Borrowings denominated in Sterling, on the first day) of that Interest Period for a term comparable to that Interest Period, that appears on Telerate Pages 3740 or 3750; or

                  (b) if no such display rate is then available, the average of the rates at which deposits of the currency of the relevant Borrowing in immediately available funds are offered to each Reference Lender's LIBOR Office in the London interbank market at or about 11:00 a.m., London time, two Business Days prior to (or the Business Day that, for Borrowings denominated in Sterling, is) the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of each such Reference Lender's Pro-Rata Revolving Loan that is part of that Borrowing and for a period approximately equal to such Interest Period.

         "LIBOR RESERVE PERCENTAGE" means, for any Lender, relative to any Interest Period for Pro-Rata Revolving Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplement, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including Eurocurrency Liabilities having a term approximately equal or comparable to such Interest Period.

         "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against, valid claim on or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever (including, without limitation, (a) the lien or retained security title of a conditional vendor, and (b) under any agreement for the sale of Trade Accounts Receivable, the interest of the purchaser (or any assignee of such purchaser which has financed the relevant purchase) in a percentage of receivables of the seller not so sold, held by the purchaser (or such assignee) as a reserve for (i) interest rate protection in the event of a liquidation of the receivables sold, (ii) expenses that would be incurred upon a liquidation of the receivables sold, (iii) losses that might be incurred in the event the amount actually collected from the receivables sold is less than the amount represented in the relevant receivables purchase agreement as collectible, or (iv) any similar purpose (but excluding the interest of a trust in such receivables to the extent that the beneficiary of such trust is Micro or a Subsidiary of Micro).

         "LIRA" means the lawful currency of the Republic of Italy.

         "LOAN" means a Pro-Rata Revolving Loan or a Non-Rata Revolving Loan.

         "LOAN DOCUMENT" means this Agreement, each Note (if any), each Credit Extension Request, each Letter of Credit, the Intra-Group Agreement, each Guaranty, the most recently delivered Compliance Certificate (specifically excluding any other Compliance Certificate previously delivered), any Accession Request and Acknowledgment, and any other agreement, document, or instrument

                                                       EUROPEAN CREDIT AGREEMENT

(excluding any documents delivered solely for the purpose of satisfaction disclosure requirements or requests for information) required in connection with this Agreement or the making or maintaining of any Credit Extension and delivered by an Authorized Person.

         "MARGIN STOCK" means "margin stock," as such term is defined and used in Regulation U.

         "MARKS" means the lawful currency of the Federal Republic of Germany.

         "MATERIAL ADVERSE EFFECT" means an event, act, occurrence or other circumstance which results in a material adverse effect on the business, results of operations or financial condition of Micro and its Consolidated Subsidiaries, taken as a whole.

         "MATERIAL ASSET ACQUISITION" (a) means the purchase or other acquisition (in one transaction or a series of related transactions) from any Person of property or assets, the aggregate purchase price of which (calculated in Dollars) paid in cash or property (other than property consisting of equity shares or interests or other equivalents of corporate stock of, or partnership or other ownership interests in, any Obligor), equals or exceeds 25% of the sum (calculated without giving effect to such purchase or acquisition) of (i) Consolidated Funded Debt (determined as at the end of the then most recently ended Fiscal Period), plus (ii) Consolidated Stockholders' Equity (determined as at the end of the then most recently ended Fiscal Period), plus (iii) any increase thereof attributable to any equity offerings or issuances of capital stock occurring subsequent to the end of such Fiscal Period and before any such purchase or acquisition, but (b) does not mean a purchase or acquisition of property or assets of the character described in and permitted under SECTION 8.2.9(c).

         "MATERIAL SUBSIDIARY" means:

                  (a) with respect to any Subsidiary of Micro as of the date of this Agreement, a Subsidiary of Micro that, as of any date of determination, either (i) on an average over the three most recently preceding Fiscal Years contributed at least 5% to Consolidated Net Income or (ii) on an average at the end of the three most recently preceding Fiscal Years owned assets constituting at least 5% of Consolidated Assets; and

                  (b) with respect to any Subsidiary of Micro organized or acquired subsequent to the date of this Agreement, a Subsidiary of Micro that as of:

                               (i) the date it becomes a Subsidiary of Micro,
                  would have owned (on a pro forma basis if such Subsidiary had been a Subsidiary of Micro at the end of the preceding Fiscal
                  Year) assets constituting at least 5% of Consolidated Assets at the end of the Fiscal Year immediately prior to the Fiscal Year in which it is organized or acquired; or

                               (ii) any date of determination thereafter, either
                  (A) on an average over the three most recently preceding Fiscal Years (or, if less, since the date such Person became a Subsidiary of Micro) contributed at least 5% to Consolidated Net Income, or (B) on an average at the end of the three (or, if less, such number of Fiscal Year-ends as have occurred since such Person became a Subsidiary of Micro) most recently preceding Fiscal Years owned assets constituting at least 5% of Consolidated Assets;

                                                       EUROPEAN CREDIT AGREEMENT
provided that Ingram Funding Inc., Distribution Funding Corporation, and any other special purpose financing vehicle shall not be Material Subsidiaries.

         "MATURITY" of any of the Obligations means the earliest to occur of:

                  (a) the date on which such Obligations expressly become due and payable pursuant hereto or any other Loan Document or, in the case of any Obligations incurred in respect of any Non-Rata Revolving Loan, pursuant to the arrangements entered into by the relevant Borrower and the relevant Lender in connection therewith but in no event beyond the then Commitment Termination Date with respect to such Lender;

                  (b) the Stated Maturity Date (in the case of Pro-Rata Revolving Loans) where no such due date is specified; and

                  (c) the date on which such Obligations become due and payable pursuant to Sections 9.2, 9.3, or 9.4.

        "MEXICAN PESOS" means the lawful currency of the United States of Mexico.

         "MICRO" is defined in the preamble.

         "MICRO CANADA" means Ingram Micro Inc., a corporation organized and existing under the laws of Ontario, Canada.

         "MICRO CANADA GUARANTY (COORDINATION CENTER/MICRO SINGAPORE)" means a guaranty, in the form of EXHIBIT I-1 attached hereto, duly executed and delivered by an Authorized Person of Micro Canada, as amended, supplemented, restated or otherwise modified from time to time.

         "MICRO CANADA GUARANTY (MICRO)" means a guaranty, in the form of
EXHIBIT I-2 attached hereto, duly executed and delivered by an Authorized Person of Micro Canada, as amended, supplemented, restated or otherwise modified from time to time.

         "MICRO GUARANTY" means the Guaranty, in the form of EXHIBIT H hereto, duly executed and delivered by an Authorized Person of Micro, as amended, supplemented, restated or otherwise modified from time to time.

         "MICRO SINGAPORE" means Ingram Micro Singapore Pte Ltd., a corporation organized and existing under the laws of Singapore.

         "MICRO SINGAPORE GUARANTY" means the Guaranty, in the form of EXHIBIT I-3 hereto, duly executed and delivered by an Authorized Person of Micro Singapore, as amended, supplemented, restated or otherwise modified from time to time.

         "MLA COSTS" means, for any Lender making a Loan in Sterling, the additional costs to that Lender of compliance with Mandatory Liquid Assets Requirements from time to time required by the Bank of England, calculated in accordance with the following formula:

                                                       EUROPEAN CREDIT AGREEMENT

                  (a) The formula is as follows where on the day of application of the formula each letter has the meaning set forth below:

                        BY + L(Y-X) + S(Y-Z) % per annum
                        --------------------
                            100 - (B+S)

B         =       The percentage of the applicable Lender's eligible liabilities then required to be held in a non-interest-bearing deposit account with the Bank of England pursuant to the cash ratio requirements of the Bank of England.

Y         =       The annual rate at which Sterling deposits in an amount
                  comparable with the relevant Loan are offered by the
                  applicable Lender to leading banks in the London interbank market at or about 11:00 a.m. (London time) on that day for the relevant period.

L         =       The average percentage of eligible liabilities which the Bank of England requires the applicable Lender to maintain as
                  secured money with members of the London Discount Market
                  Association and/or as secured-call money with those money
                  brokers and gilt-edged primary market-makers recognized by the
                  Bank of England.

X         =       The rate at which secured Sterling deposits in an amount
                  comparable to the relevant Loan may be placed by the
                  applicable Lender with members of the London Discount Market
                  Association and/or as secured-call money with money brokers and gilt-edged primary market-makers at or about 11:00 a.m.
                  (London time) on that day for the relevant period.

S         =       The percentage of the relevant Lender's eligible liabilities then required to be placed as a special deposit with the Bank of England.

Z         =       The percentage interest rate per annum allowed by the Bank of
                  England on special deposits.

                  (b) For the purposes of this definition (i) "eligible liabilities" and "special deposits" have the meanings given to those expressions at the time of application of the formula by the Bank of England, and (ii) "relevant period" means, in relation to the Relevant Loan (A) if its Interest Period is three months or less, its Interest Period, or (B) if its Interest Period is more than three months, each successive period of three months and any necessary shorter period comprised in that Interest Period.

                  (c) In the application of the above formula, B, Y, L, X, S, and Z shall be included in this formula as figures and not as percentages, e.g., if B = 0.5% and Y = 15%, then BY shall be calculated as 0.5 x 15.

                                                       EUROPEAN CREDIT AGREEMENT

                  (d) The additional rate computed in accordance with the formula in CLAUSE (c) above shall, if not already such a multiple, be rounded upwards to the nearest whole multiple of 1/16% per annum.

                  (e) The above formula shall be applied on the first day of each relevant period comprised in the Interest Period of the relevant Loan.

                  (f) In the event of a change in circumstances (including the imposition of alternative or additional official requirements) which renders the above formula inapplicable, then the applicable Lender shall notify Micro of the manner in which the additional rate shall thereafter be determined. The manner of calculation so notified by the relevant Lender shall, in the absence of manifest error, be binding on all parties.

         "MOODY'S" means Moody's Investors Service, Inc.

         "NATIONSBANK" is defined in the preamble.

         "NEW CURRENCY" means any single or unified European lawful currency (whether known as the Euro or otherwise, and whether for the whole European Community or for only several member states).

         "NON-RATA CREDIT EXTENSION" collectively means (a) the making of a Non-Rata Revolving Loan by any Lender and (b) the issuance by any Lender of a Non-Rata Letter of Credit.

         "NON-RATA DISBURSEMENT DATE" is defined in SECTION 3.4.5.

         "NON-RATA LETTER OF CREDIT" is defined in SECTION 3.4.1.

         "NON-RATA LIMIT" means, on any date, a maximum amount (as such amount may be reduced from time to time pursuant to SECTION 2.3) equal to 60% of the Total Credit Commitment Amount.

         "NON-RATA REIMBURSEMENT OBLIGATIONS" is defined in SECTION 3.4.6.

         "NON-RATA REVOLVING LOANS" is defined in SECTION 3.3.1.

         "NON-RATA REVOLVING NOTE" means a promissory note of a Borrower, payable to a Lender that has requested it under SECTION 4.1, in the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed, or otherwise modified from time to time), evidencing the aggregate Indebtedness of such Borrower to such Lender resulting from outstanding Non-Rata Revolving Loans, together with all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "NON-RATA USAGE" means, for any Lender and at any time, that portion of its Outstanding Credit Extensions consisting of Non-Rata Credit Extensions, if any, that equals but does not exceed the remainder of (a) its Percentage of the Total Credit Commitment Amount at that time minus (b) its Outstanding Credit Extensions consisting of Pro-Rata Credit Extensions at that time.

         "NORWEGIAN KRONE" means the lawful currency of Norway.

                                                       EUROPEAN CREDIT AGREEMENT

         "NOTE" means, as the context may require, a Revolving Note, a Non-Rata Revolving Note, or any promissory note of Coordination Center that may be issued from time to time to evidence Non-Rata Revolving Loans made to Coordination Center by any Lender who has requested such note under SECTION 4.1.

         "OBLIGATIONS" means, individually and collectively (a) the Loans, (b) all Letter of Credit Outstandings, and (c) all other indebtedness, liabilities, obligations, covenants and duties of any Borrower owing to the Agents or the Lenders of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents including, without limitation, any fees, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note.

         "OBLIGORS" means, collectively, the Borrowers and Guarantors.

         "ORGANIC DOCUMENTS" means, relative to any Obligor, any governmental filing or proclamation pursuant to which such Person shall have been created and shall continue in existence (including a charter or certificate or articles of incorporation or organization, and, with respect to Coordination Center, the Royal Decree) and its by-laws (or, if applicable, partnership or operating agreement) and all material shareholder agreements, voting trusts and similar arrangements to which such Obligor is a party that are applicable to the voting of any of its authorized shares of capital stock (or, if applicable, other ownership interests therein).

         "OUTSTANDING CREDIT EXTENSIONS" means, relative to any Lender at any date and without duplication, the sum of the Dollar Amounts of (a) the aggregate principal amount of all outstanding Loans of such Lender at such date, plus (b) such Lender's applicable Adjusted Percentages of the aggregate Stated Amount of all Pro-Rata Letters of Credit that are outstanding and undrawn (or drawn and unreimbursed) at such date, plus (c) the aggregate Stated Amount of all Non-Rata Letters of Credit issued by such Lender that are outstanding and undrawn (or drawn and unreimbursed) at such date.

         "PARTICIPANT" is defined in SECTION 11.11.2.

         "PAYING LENDER PARTY" is defined in SECTION 5.9(d).

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "PENSION PLAN" means a "pension plan," as such term is defined in
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(3) of ERISA), and to which any Obligor or any corporation, trade or business that is, along with Obligor, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor within the meaning of Section 4069 of ERISA.

         "PERCENTAGE" of any Lender means in the case of (a) each Lender which is a signatory to this Agreement, the percentage set forth opposite such Lender's signature hereto under the caption "Percentage," subject to any modification necessary to give effect to any sale, assignment or transfer

                                                       EUROPEAN CREDIT AGREEMENT
made pursuant to SECTION 11.11.1, or (b) any Transferee Lender, effective upon the occurrence of the relevant purchase by, or assignment to, such Transferee Lender, the portion of the Percentage of the selling, assigning or transferring Lender allocated to such Transferee Lender.

         "PERSON" means any natural person, company, partnership, firm, limited liability company or partnership, association, trust, government, government agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "PESETAS" means the lawful currency of Spain.

         "PLAN" means any Pension Plan or Welfare Plan.

         "PRIMARY BORROWERS" is defined in the preamble.

         "PRO-RATA CREDIT EXTENSION" collectively means (a) the making of Pro-Rata Revolving Loans by the Lenders and (b) the issuance by any Issuer of a Pro-Rata Letter of Credit.

         "PRO-RATA DISTRIBUTION EVENT" means, at any time, the existence of either (a) an Event of Default under SECTION 9.1.1 or 9.1.9 or (b) any Default for which the Required Lenders have notified the Administrative Agent (whereupon the Administrative Agent shall promptly notify Micro and the Lenders) that (i) such Default exists and (ii) the Required Lenders elect to cause all payment to be applied under SECTION 5.9 as if a Pro-Rata Distribution Event exists.

         "PRO-RATA LETTER OF CREDIT" means an irrevocable letter of credit issued pursuant to SECTION 3.2.

         "PRO-RATA LETTER OF CREDIT COMMITMENT" means, with respect to any Issuer of Pro-Rata Letters of Credit, such Issuer's obligations to issue Pro-Rata Letters of Credit pursuant to SECTION 3.2 and, with respect to each of the other Lenders, the obligations of each such Lender to participate in Pro-Rata Letters of Credit pursuant to such Section.

         "PRO-RATA REVOLVING LOANS" is defined in CLAUSE (a) of SECTION 2.1.

         "PRO-RATA REIMBURSEMENT OBLIGATION" is defined in SECTION 3.2.3.

         "QUARTERLY PAYMENT DATE" means the last day of March, June, September and December of each calendar year or, if any such day is not a Business Day, the next succeeding Business Day.

         "QUARTERLY REPORT" means a report duly completed, substantially in the form of EXHIBIT L attached hereto (including, in addition to the information expressly described in EXHIBIT L hereto, information (including calculations in accordance with the provisions of the last sentence of SECTION 2.1) regarding the values of the Available Currencies (other than the Dollar) of all Outstanding Credit Extensions consisting of Non-Rata Credit Extensions as of the end of the applicable Fiscal Period), as such EXHIBIT L may be amended, supplemented, restated or otherwise modified from time to time.

         "REFERENCE LENDERS" means Scotiabank, NationsBank, Credit Lyonnais Brussels, Deutsche Bank, A.G., and The Industrial Bank of Japan.

                                                       EUROPEAN CREDIT AGREEMENT

         "REFERENCE RATE" means, at any time, an annual interest rate equal to the sum of (a) the Applicable Margin for Pro-Rata Revolving Loans at that time (unless already included in the rate determined under CLAUSE (B) following) plus
(b) the rate determined by the Administrative Agent to be the higher of either:

                  (i) The rate on the relevant base amount or overdue amount (before the date due, if principal), as the case may be and to the extent applicable (the "RELEVANT AMOUNT"); or

                  (ii) The rate that would have been payable if the relevant amount constituted a Loan in the currency of the relevant amount for successive interest periods of such duration as the Administrative Agent may determine (each a "DESIGNATED INTEREST PERIOD").

Such rate in CLAUSE (B) above shall be determined on each Business Day or the first day of, or two Business Days before the first day of, the designated interest period, as appropriate, and otherwise determined in accordance with the definition of LIBO Rate or, if not available, determined by reference to the cost of funds to the Administrative Agent from whatever source it reasonably selects.

         "REGULATION U" is defined in SECTION 7.17.

         "REGULATORY CHANGE" means any change after the date hereof in any (or the promulgation after the date hereof of any new):

                  (a) law applicable to any class of banks (of which any Lender Party is a member) issued by (i) any competent authority in any country or jurisdiction, or (ii) any competent international or supra-national authority; or

                  (b) regulation, interpretation, directive or request (whether or not having the force of law) applicable to any class of banks (of which any Lender Party is a member) of any court, central bank or governmental authority or agency charged with the interpretation or administration of any law referred to in clause (a) of this definition or of any fiscal, monetary or other authority having jurisdiction over any Lender Party.

         "REIMBURSEMENT OBLIGATIONS" collectively means all Pro-Rata Reimbursement Obligations and Non-Rata Reimbursement Obligations.

         "RELEASE" means a "release," as such term is defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended and as in effect from time to time (42 United States Code ss. 9601 et seq.), and any rules and regulations promulgated thereunder.

         "REMAINING LENDER" is defined in CLAUSE (a) of SECTION 2.2.

         "REQUIRED CURRENCY" is defined in SECTION 5.8.1(a).

         "REQUIRED LENDERS" means (a) at any time when the Commitments of the Lenders have expired or been terminated, those Lenders holding at least 65% of the total Outstanding Credit Extensions of all of the Lenders at that time, and
(b) at any other time, those Lenders whose Percentages total at least 65% at that time.

                                                       EUROPEAN CREDIT AGREEMENT

         "REVOLVING NOTE" means a promissory note of a Primary Borrower, payable to a Lender that has requested it under SECTION 4.1, in the form of EXHIBIT A-1 hereto (as such promissory note may be amended, endorsed, or otherwise modified from time to time), evidencing the aggregate Indebtedness of that Primary Borrower to such Lender resulting from outstanding Pro-Rata Revolving Loans, together with all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "RINGGIT" means the lawful currency of Malaysia.

         "ROYAL DECREE" means the Royal Decree of The Kingdom of Belgium recognizing Coordination Center as a coordination center under Belgian law, as the same may from time to time be amended, supplemented or otherwise modified by any new Royal Decree relating to the recognition of the Coordination Center as a coordination center under Belgium law.

         "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.

         "SCHILLINGS" means the lawful currency of the Republic of Austria.

         "SCOTIABANK" is defined in the preamble.

         "SINGAPORE DOLLARS" means the lawful currency of Singapore.

         "STATED AMOUNT" for any Letter of Credit on any day means the amount which is undrawn and available under such Letter of Credit on such day (after giving effect to any drawings thereon on such day).

         "STATED EXPIRY DATE" is defined in SECTION 3.2.

         "STATED MATURITY DATE" means, for each Lender, in the case of any Pro-Rata Revolving Loan, the then-effective Commitment Termination Date.

         "STERLING" means the lawful currency of the United Kingdom.

         "SUBJECT LENDER" is defined in SECTION 5.12.

         "SUBSIDIARY" means, with respect to any Person, any corporation, company, partnership or other entity of which more than 50% of the outstanding shares or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors of, or other persons performing similar functions for, such corporation, company, partnership or other entity (irrespective of whether at the time shares or other ownership interests of any other class or classes of such corporation, company, partnership or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

         "SUPPLEMENTAL BORROWERS" means Micro Canada, Micro Singapore, and each Acceding Borrower party to this Agreement from time to time, together with their respective successors and assigns.

                                                       EUROPEAN CREDIT AGREEMENT

         "SWISS FRANCS" means the lawful currency of Switzerland.

         "TAX CREDIT" is defined in SECTION 5.7.

         "TAX PAYMENT" is defined in SECTION 5.7.

         "TAXES" is defined in SECTION 5.7.

         "TOTAL CREDIT COMMITMENT AMOUNT" means, at any time, $500,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.3.

         "TOTAL INDEBTEDNESS" means, at any date, the aggregate of all Indebtedness on such date of Micro and its Subsidiaries, without duplication and after eliminating all offsetting debits and credits between Micro and its Subsidiaries and all other items required to be eliminated in accordance with GAAP.

         "TOTAL INDEBTEDNESS OF SUBSIDIARIES" means, at any date, the aggregate of all Indebtedness on such date of all the Subsidiaries of Micro, without duplication and after eliminating all offsetting debits and credits between each of such Subsidiaries or between such a Subsidiary and Micro and all other items required to be eliminated in accordance with GAAP, excluding (a) all Indebtedness of any Subsidiary of Micro outstanding on October 30, 1996, or incurred pursuant to any commitment or line of credit in its favor in effect on October 30, 1996, and any renewals or replacements thereof, so long as such renewals or replacements do not increase the amount of such Indebtedness or such commitments or lines of credit and (b) any Indebtedness of Ingram Funding Inc., Distribution Funding Corporation, or any other special purpose financing vehicle incurred in connection with their purchase, directly or indirectly, from Micro or any of Micro's other Subsidiaries, of Trade Accounts Receivable or interests therein.

         "TRADE ACCOUNTS RECEIVABLE" means, with respect to any Person, all rights of such Person to the payment of money arising out of any sale, lease or other disposition of goods or rendition of services by such Person.

         "TRANSFEREE LENDER" is defined in SECTION 11.11.1.

         "TRANSITION AGREEMENTS" means the following -- which were entered into by Micro, Industries, Entertainment, and certain other Persons in connection with a series of related transactions through which Micro and Entertainment ceased to be Subsidiaries of Industries -- each as in effect on the date as of which it was entered into or, as stated below, amended and restated, without giving effect to any amendment, modification, or supplement after that date other than any amendment, modification, or supplement (individually or with all amendments, modifications, and supplements to any of the following taken as a whole) does not materially alter the terms of any of the following or adversely affect Micro or any of its Subsidiaries:

                  (a) Amended and Restated Exchange Agreement dated as of September 4, 1996, as amended and restated as of October 17, 1996, among Industries, Micro, Entertainment, and each other Person listed on its signature pages.

                                                       EUROPEAN CREDIT AGREEMENT

                  (b) Amended and Restated Reorganization Agreement dated as of September 4, 1996, as amended and restated as of October 17, 1996, among Industries, Micro, and Entertainment.

                  (c) Registration Rights Agreement dated as of November 6, 1996, among Micro and the other Persons listed on its signature pages.

                  (d) Board Representation Agreement.

                  (e) Amended and Restated Stock Option, SAR and ISU Conversion and Exchange Agreement dated as of September 4, 1996, as amended and restated as of October 17, 1996, among Industries, Micro, and Entertainment, and each other Person listed on its signature pages.

                  (f) Master Services Agreement dated as of November 6, 1996, between Industries and Micro.

                  (g) Data Center Services Agreement dated as of November 6, 1996, among Micro, Ingram Book Company (a division of Industries), and Entertainment.

                  (h) Tax Sharing and Tax Services Agreement dated as of November 6, 1996, among Industries, Entertainment, and Micro.

                  (i) Employee Benefits Transfer and Assumption Agreement dated as of November 6, 1996, among Industries, Micro, and Entertainment.

                  (j) Risk Management Agreement dated as of November 6, 1996, between among Industries and Micro.

                  (k) Thrift Plan Liquidity Agreement dated as of November 6, 1996, between Micro and the Ingram Thrift Plan.

        "UNITED KINGDOM" means The United Kingdom of Great Britain and Northern Ireland.

        "U.S. CREDIT AGREEMENT" means the Credit Agreement dated as of October 30, 1996, among Micro, Coordination Center, Micro Singapore, Micro Canada, the various financial institutions parties thereto as lenders, NationsBank and Scotiabank, respectively, as the administrative agent and the documentation agent for those lenders, and the co-agents named therein, as renewed, extended, amended, or restated.

         "UNITED STATES" or "U.S." means the United States of America, its fifty States, and the District of Columbia.

         "VALUE ADDED TAX" means value added tax as provided for in the Value Added Tax Act 1994 and legislation (or purported legislation and whether delegated or otherwise) supplemental thereto or in any primary or secondary legislation promulgated by the European Union or any official body or agency thereof.

                                                       EUROPEAN CREDIT AGREEMENT

        "VOTING STOCK" means, (a) with respect to a corporation, the stock of such corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect members of the board of directors (or other governing body) of such corporation, (b) with respect to any partnership, the partnership interests in such partnership the owners of which are entitled to manage the affairs of the partnership or vote in connection with the management of the affairs of the partnership or the designation of another Person as the Person entitled to manage the affairs of the partnership, and (c) with respect to any limited liability company, the membership interests in such limited liability company the owners of which are entitled to manage the affairs of such limited liability company or entitled to elect managers of such limited liability company (it being understood that, in the case of any partnership or limited liability company, "shares" of Voting Stock shall refer to the partnership interests or membership interests therein, as the case may be).

        "WELFARE PLAN" means a "welfare plan," as such term is defined in
Section 3(l) of ERISA.

        "WITHDRAWING LENDER" is defined in CLAUSE (A) of SECTION 2.2.

        "WON" means the lawful currency of the Republic of Korea.

        "YEN" means the lawful currency of Japan.

        SECTION 1.2 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meaning as when used in the Disclosure Schedule and in each Credit Extension Request, each other Loan Document, and each notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

        SECTION 1.3 CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article, Section, clause or definition are references to such clause or definition of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section, clause or definition to any section are references to such section of such Article, Section, clause or definition.

        SECTION 1.4 ACCOUNTING AND FINANCIAL DETERMINATIONS.

                  (a) Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, and all accounting determinations and computations hereunder or thereunder (including under SECTION 8.2.3) shall be made, in accordance with those U.S. generally accepted accounting principles ("GAAP") as applied in the preparation of the financial statements of Micro and its Consolidated Subsidiaries delivered pursuant to CLAUSE (a) of SECTION 6.1.5; provided that the financial statements required to be delivered pursuant to CLAUSES (a) and (b) of SECTION 8.1.1 shall be prepared in accordance with GAAP as in effect from time to time and the quarterly financial statements required to be delivered pursuant to CLAUSE (B) of
         SECTION 8.1.1 are not required to contain footnote disclosures required by GAAP and shall be subject to ordinary year-end adjustments.

                  (b) If, after the date hereof, there shall be any change to Micro's Fiscal Year, or


                                                       EUROPEAN CREDIT AGREEMENT
         any modification in GAAP used in the preparation of the financial statements delivered pursuant to CLAUSE (a) of SECTION 6.1.5 (whether such modification is adopted or imposed by FASB, the American Institute of Certified Public Accountants or any other professional body) which changes result in a change in the method of calculation of financial covenants, standards or terms found in this Agreement, the parties hereto agree promptly to enter into negotiations in order to amend such financial covenants, standards or terms so as to reflect equitably such changes, with the desired result that the evaluations of Micro's financial condition shall be the same after such changes as if such changes had not been made; provided that until the parties hereto have reached a definitive agreement on such amendments, Micro's financial condition shall continue to be evaluated on the same principles as those used in the preparation of the financial statements delivered pursuant to CLAUSE (a) of SECTION 6.1.5.

        SECTION 1.5 CALCULATIONS. All calculations made for purposes of this Agreement, each other Loan Document, and the transactions contemplated by them shall be made to two decimal places except (a) calculations shall be with whole numbers in respect of the exchange rate for Lira, Pesetas, Yen, Belgian Francs, Won, and any other currency for which that is the custom in the relevant currency exchange market at any time and (b) as otherwise specifically stated in this Agreement or any other Loan Document.

        SECTION 1.6 ROUND AMOUNTS. Unless otherwise specifically stated in this Agreement or any other Loan Document, each requirement that Credit Extensions, repayments, and reductions in Commitments be in certain Dollar minimums and integral multiples shall, in respect of dealings in another Available Currency, be deemed to be rounded amounts in that other Available Currency that approximate those Dollar minimums and multiples.

                                   ARTICLE II

                                COMMITMENTS, ETC.

        SECTION 2.1 COMMITMENTS. On the terms and subject to the conditions of this Agreement (including ARTICLE VI), each Lender severally agrees that it will, from time to time on any Business Day occurring prior to the Commitment Termination Date:

                  (a) make loans in Available Currencies ("PRO-RATA REVOLVING LOANS") to either Primary Borrower equal to such Lender's Adjusted Percentage of the aggregate amount of the Borrowing to be made on such Business Day, all in accordance with SECTION 3.1; provided that no Lender shall be permitted or required to make any Pro-Rata Revolving Loan if, after giving effect thereto:

                           (i) such Lender's Outstanding Credit Extensions
                  consisting of Pro-Rata Credit Extensions would exceed an amount equal to such Lender's Percentage multiplied by the then Total Credit Commitment Amount; or

                           (ii) the aggregate Outstanding Credit Extensions of
                  all the Lenders would exceed the then Total Credit Commitment Amount; and

                  (b) purchase participation interests in Available Currencies equal to its Adjusted

                                                       EUROPEAN CREDIT AGREEMENT

         Percentage in each Pro-Rata Letter of Credit issued upon the application of either Primary Borrower pursuant to SECTION 3.1 provided that no Issuer (with respect to Pro-Rata Letters of Credit) shall issue a Pro-Rata Letter of Credit if, after giving effect thereto:

                           (i) the aggregate Letter of Credit Outstandings would
                  exceed the then Letter of Credit Limit; or

                           (ii) the aggregate Outstanding Credit Extensions of
                  all the Lenders would exceed the then Total Credit Commitment Amount.

On and subject to the conditions hereof, the Primary Borrowers may from time to time borrow, prepay and reborrow Pro-Rata Revolving Loans and may apply for, extinguish or reimburse drawings made under and re-apply for Pro-Rata Letters of Credit. For purposes of this SECTION 2.1 and SECTION 3.3.3, the Dollar Amount on any date of any Credit Extension denominated in an Available Currency (other than Dollars) shall be calculated based upon the spot rate at which Dollars are offered on such day for such Available Currency which appears on Telerate Page 261 at approximately 11:00 a.m. (London time) (and if such spot rate is not available on Telerate Page 261 as of such time, such spot rate as quoted by Scotiabank, in London at approximately 11:00 a.m. London time).

        SECTION 2.2 EXTENSIONS OF THE COMMITMENT TERMINATION DATE.

                  (a) If the Commitment Termination Date has not occurred, Micro may -- on any Business Day occurring after May 1st and before June 30th of the year (for purposes of this SECTION 2.2, the "THEN-CURRENT YEAR") immediately preceding the year in which the then-effective Commitment Termination Date occurs -- deliver to each Lender (with a copy to the Administrative Agent) three counterparts of a Commitment Extension Request appropriately completed. That Commitment Extension Request may be for a one-year (365-day or, if appropriate, 366-day) period, for a two-year (730-day or, if appropriate 731-day) period, or for one or both in the same Commitment Extension Request (each a requested "EXTENSION PERIOD"). The Commitment Extension Request shall be delivered in accordance with SECTION 11.2, except that acknowledgment of receipt by the recipient is required before it is deemed to have been delivered.

                           (i) By July 31st of the then-current year, each
                  Lender shall (by appropriately completing, executing, and delivering to Micro and the Administrative Agent the Commitment Extension Request delivered to it) indicate whether or not it intends to extend its Commitment pursuant to this
                  SECTION 2.2 in respect of either of the one or two Extension Periods requested by Micro. Any Lender failing to return its Commitment Extension Request to Micro as provided in the preceding sentence shall be deemed to have declined the extension of its Commitment as contemplated by this SECTION
                  2.2 in respect of each of the Extension Periods requested by Micro.

                           (ii) By August 15th of the then-current year, the
                  Administrative Agent shall notify (for purposes of this SECTION 2.2, the "LENDER BALLOT NOTICE") all of the Lenders as to (A) the identity of each Lender who has indicated its intention not to extend its

                                                       EUROPEAN CREDIT AGREEMENT

                  Commitment in respect of either of the one or two Extension Periods requested by Micro ("WITHDRAWING LENDER"), (B) each Lender who has agreed to extend its Commitment in respect of one or both of the Extension Periods requested by Micro ("REMAINING LENDER"), and (C) which Remaining Lender has agreed to which Extension Period if two were requested by Micro.

                  (b) If, as of the date the Administrative Agent delivers the Lender ballot notice, neither Scotiabank nor NationsBank shall be a Remaining Lender and the Remaining Lenders in respect of each Extension Period requested by Micro shall hold less than a total of 65% of the Commitments, then, by August 31st of the then-current year, each Remaining Lender may revoke (by delivering written notice thereof to Micro and the Administrative Agent) its consent to extension of its Commitment for each of the Extension Periods requested by Micro, thereby becoming a Withdrawing Lender as of the day of that revocation.

                           (i) After the date that the Administrative Agent
                  delivers the Lender ballot notice and by September 15th of the then-current year, the Remaining Lenders may assume any Withdrawing Lender's Commitment in proportion to their respective share of those Remaining Lenders' Commitments.

                           (ii) If, as of September 30th of the then-current
                  year, the Remaining Lenders in respect of each Extension Period requested by Micro hold less than a total of 65% of the Commitments (after giving effect to any assumptions of any Withdrawing Lenders' Commitment under the preceding sentence on or before that date), then (A) all of the Lenders' Commitments shall terminate and (B) any Outstanding Credit Extensions shall mature and be payable in full on the then-effective Commitment Termination Date.

                           (iii) A one-year Extension Period does not
                  automatically become effective if a Commitment Extension Request for a two-year period fails to become effective as provided in this CLAUSE (B), and vice versa.

                  (c) If, as of September 30th of the then-current year, the Remaining Lenders in respect of an Extension Period requested by Micro hold a total of at least 65% of the Commitments (after giving effect to any assumptions of the Commitments of any Withdrawing Lenders' Commitments under CLAUSE (b) above on or before that date), THEN each Remaining Lender's Commitment (including any Commitments assumed by any Remaining Lender under CLAUSE (b) above) shall be extended for that Extension Period from the then-effective Commitment Termination Date, subject to CLAUSE (f) below.

                           (i) If the requirements for extension of the
                  Commitments shall be satisfied, then -- after October 1st of the then-current year but by 30 days before the then-effective Commitment Termination Date -- Micro may enter into an agreement with one or more new financial institutions reasonably acceptable to the Agents or with any Remaining Lender to assume the Withdrawing Lenders' Commitments that have not been assumed under CLAUSE (b) above.

                           (ii) Any Commitments assumed by Remaining Lenders or
                  new financial institutions under CLAUSE (i) above shall be extended for the foregoing Extension Period from the then-effective Commitment Termination Date, subject to CLAUSE
                  (f) below.

                           (iii) If Micro requests both a one-year and a
                  two-year Extension Period and

                                                       EUROPEAN CREDIT AGREEMENT
                  both would become effective under this section, then the two-year Extension Period shall become effective under this section; provided that any Lender that did not agree to a two-year Extension Period but that did agree to a one-year Extension Period shall then become a Withdrawing Lender.

                  (d) If the Commitments are extended in accordance with this section, then Outstanding Credit Extensions made by any Withdrawing Lender that are not assumed or purchased under CLAUSE (B) or (C) above shall mature and be payable in full on the then-effective Commitment Termination Date, and the Commitments of each such Withdrawing Lender shall thereupon terminate.

                           (i) On the then-effective Commitment Termination
                  Date, the Total Credit Commitment Amount shall be automatically reduced by an amount equal to the product of (A) the total Percentages of all the Withdrawing Lenders that were not assumed or purchased under CLAUSES (b) or (c) above times
                  (B) the Total Credit Commitment Amount on that Commitment Termination Date immediately before that calculation.

                           (ii) The Percentages of the Remaining Lenders shall
                  be adjusted by the Administrative Agent based upon each such Remaining Lender's pro rata share of the remaining Total Credit Commitment Amount.

                  (e) Each Lender's decision to extend its Commitment or assume or purchase any Withdrawing Lender's Commitment shall be exercised by it in its sole and absolute discretion without reference to any stated desires of any other Lender Party or Micro. All assignments made under this SECTION 2.2 shall be made in accordance with SECTION 11.11.1, except that any such assignment (i) may be in any minimum or multiple amount resulting from the operation of this SECTION 2.2 and (ii) shall not require the consent of Micro or the Administrative Agent.

                  (f) Any extension of Commitments under this SECTION 2.2 shall become effective only upon (i) the satisfaction of the requirements for extension stated above and (ii) the delivery by Micro to the Administrative Agent and each Lender, on or before the then-effective Commitment Termination Date, of copies of such other legal opinions, approvals, instruments, or documents as the Agents may reasonably request.

        SECTION 2.3 REDUCTIONS OF THE COMMITMENT AMOUNTS. Micro may, from time to time on any Business Day, voluntarily reduce the Total Credit Commitment Amount; provided that:

                  (a) All such reductions shall require at least three and not more than five Business Days' prior notice to the Administrative Agent and shall be permanent, and any partial reduction thereof shall be in a minimum amount of $10,000,000 and in an integral multiple of $1,000,000 (or, if less, in an amount equal to the Total Credit Commitment Amount at such time);

                  (b) Micro shall not voluntarily reduce the Total Credit Commitment Amount pursuant to this section to an amount which, on the date of proposed reduction, is less than the aggregate Outstanding Credit Extensions of all the Lenders; and

                                                       EUROPEAN CREDIT AGREEMENT

                  (c) Once so reduced, the Total Commitment Amount may not be increased.

        SECTION 2.4 INELIGIBLE CURRENCIES. Notwithstanding any other provision in this Agreement, if, at any time before the Commitment Termination Date, the Administrative Agent determines that an Available Currency is an Ineligible Currency, then (a) the Administrative Agent may (in its sole discretion) at any time so notify the relevant Primary Borrower of any Borrowing denominated in that Ineligible Currency, and (b) the Commitments of the Lenders to make Pro-Rata Revolving Loans in that Available Currency shall be suspended unless and until the Administrative Agent determines that such Available Currency is no longer an Ineligible Currency. Promptly after receiving that notice and, in any event, within five Business Days of receiving the same, that Primary Borrower will notify the Administrative Agent and the Lenders as to what Available Currency it desires that Borrowing to be converted into and promptly thereafter the relevant Lenders shall so convert that Borrowing on the last day of its Interest Period. If the relevant Primary Borrower fails to select another Available Currency as provided in the preceding sentence, then that other Available Currency shall be selected by the Administrative Agent. The conversion shall be effected at the relevant spot rate at which the Ineligible Currency is offered on that last day for the selected Available Currency that appears on Telerate Page 261 at approximately 11:00 a.m. London time (and if such spot rate is not available on Telerate Page 261 as of that time, the spot rate as quoted by Scotiabank in London at approximately 11:00 a.m. London time) or, if that spot rate shall not exist, such other rate of exchange as the Administrative Agent shall reasonably determine.


                                   ARTICLE III

                  PROCEDURES FOR PRO-RATA CREDIT EXTENSIONS AND
                    PROVISIONS FOR NON-RATA CREDIT EXTENSIONS


      SECTION 3.1    BORROWING PROCEDURE FOR PRO-RATA REVOLVING LOANS.

                  (a) On any Business Day occurring on or prior to the Commitment Termination Date, either Primary Borrower may from time to time irrevocably request, by delivering on or prior to 1:00 p.m., London time, on such Business Day a Borrowing Request to the Administrative Agent not less than three nor more than five Business Days before the date of the proposed Borrowing, that a Borrowing be made in a minimum amount of $10,000,000 and an integral multiple of $1,000,000, or if less, in the unused amount of the Total Credit Commitment Amount. Upon the receipt of each Borrowing Request, the Administrative Agent shall give prompt notice thereof to each Lender on the same day such Borrowing Request is received. On the terms and subject to the conditions of this Agreement, each Borrowing shall be made on the Business Day specified in such Borrowing Request. On or before 2:30 p.m., London time, on such Business Day, each Lender shall deposit with the Administrative Agent (to an account specified by the Administrative Agent to each Lender from time to time) same day funds in an amount equal to such Lender's Adjusted Percentage of the requested Borrowing.

                  (b) To the extent funds are received from the Lenders (except as otherwise provided in SECTION 10.2), the Administrative Agent shall make such funds available to the relevant Primary Borrower by wire transfer of same day funds to the accounts such Primary

                                                       EUROPEAN CREDIT AGREEMENT

         Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Pro-Rata Revolving Loan shall be affected by any other Lender's failure to make any Pro-Rata Revolving Loan.

        SECTION 3.2 PRO-RATA LETTER OF CREDIT ISSUANCE PROCEDURES. By delivering to the Administrative Agent an Issuance Request on or before 1:00 p.m., London time, on any Business Day occurring prior to the Commitment Termination Date, either Primary Borrower may from time to time request that an Issuer (with respect to Pro-Rata Letters of Credit) issue a Pro-Rata Letter of Credit. Each such request shall be made on not less than two Business Days' notice (or such shorter period as may be agreed to by the Administrative Agent), and not less than 30 days prior to the Commitment Termination Date. Upon receipt of an Issuance Request, the Administrative Agent shall promptly on the same day notify the applicable Issuer (if other than NationsBank or Scotiabank) and each Lender thereof. Each Pro-Rata Letter of Credit shall by its terms be denominated in an Available Currency and be stated to expire (whether originally or after giving effect to any extension) on a date (its "STATED EXPIRY DATE") no later than three days prior to the Commitment Termination Date. The relevant Primary Borrower and the relevant Issuer may amend or modify any issued Pro-Rata Letter of Credit upon written notice to the Administrative Agent only; provided that
(A) any amendment constituting an extension of such Pro-Rata Letter of Credit's Stated Expiry Date shall comply with the provisions of the immediately preceding sentence and may be made only if the Commitment Termination Date has not occurred and (B) any amendment constituting an increase in the Stated Amount of such Pro-Rata Letter of Credit shall be deemed a request for the issuance of a new Pro-Rata Letter of Credit and shall comply with the foregoing provisions of this paragraph. Upon satisfaction of the terms and conditions hereunder, the relevant Issuer will issue each Pro-Rata Letter of Credit to be issued by it and will make available to the beneficiary thereof the original of such Pro-Rata Letter of Credit.

        SECTION 3.2.1 OTHER LENDERS' PARTICIPATION. Automatically, and without further action, upon the issuance of each Pro-Rata Letter of Credit, each Lender (other than the Issuer of such Pro-Rata Letter of Credit) shall be deemed to have irrevocably purchased from the relevant Issuer, to the extent of such Lender's Adjusted Percentage (and without giving effect to the outstanding Non-Rata Credit Extensions, if any, of any Lender), a participation interest in such Pro-Rata Letter of Credit (including any Pro-Rata Reimbursement Obligation and any other Contingent Liability with respect thereto), and such Lender shall, to the extent of its Adjusted Percentage, be responsible for reimbursing promptly (and in any event within one Business Day after receipt of demand for payment from the Issuer, together with accrued interest from the day of such demand) the relevant Issuer for any Pro-Rata Reimbursement Obligation which has not been reimbursed in accordance with SECTION 3.2.3. In addition, such Lender shall, to the extent of its Adjusted Percentage, be entitled to receive a ratable portion of the Pro-Rata Letter of Credit participation fee payable pursuant to CLAUSE (a) of SECTION 4.3.3 with respect to each Pro-Rata Letter of Credit and a ratable portion of any interest payable pursuant to SECTIONS 3.2.2 and 4.2.

        SECTION 3.2.2 DISBURSEMENTS. Subject to the terms and provisions of each Pro-Rata Letter of Credit and this Agreement, upon presentment under any Pro-Rata Letter of Credit to the Issuer thereof for payment, such Issuer shall make such payment to the beneficiary (or its designee) of such Pro-Rata Letter of Credit on the date designated for such payment (the "DISBURSEMENT DATE"). Such Issuer will promptly notify the relevant Primary Borrower and each of the Lenders of the presentment for payment of any such Pro-Rata Letter of Credit, together with notice of the Disbursement Date thereof. Prior to 12:00 noon, London time, on the next Business Day following the Disbursement Date, Micro will reimburse the Administrative Agent, for the account of such Issuer, for all amounts disbursed under such

                                                       EUROPEAN CREDIT AGREEMENT

Pro-Rata Letter of Credit, together with all interest accrued thereon since the Disbursement Date. To the extent the Administrative Agent does not receive payment in full, on behalf of the relevant Issuer on the Disbursement Date, the relevant Primary Borrower's Pro-Rata Reimbursement Obligation shall accrue interest, payable on demand, at an annual rate equal to the Reference Rate through the first Business Day following the Disbursement Date and equal to the sum of the Reference Rate plus 0.50% thereafter. In the event the relevant Primary Borrower fails to notify the Administrative Agent and the relevant Issuer prior to 1:00 p.m., London time, on the Disbursement Date that the relevant Primary Borrower intends to pay the Administrative Agent, for the account of such Issuer, for the amount of such drawing with funds other than proceeds of Pro-Rata Revolving Loans, or the Administrative Agent does not receive such reimbursement payment from the relevant Primary Borrower prior to 1:00 p.m., London time on the Disbursement Date (or if the relevant Issuer must for any reason return or disgorge such reimbursement), the Administrative Agent shall promptly notify the Lenders, and the relevant Primary Borrower shall be deemed to have given a timely Borrowing Request as of the Disbursement Date for Pro-Rata Revolving Loans in an aggregate principal amount equal to such Pro-Rata Reimbursement Obligation and the Lenders (including the relevant Issuer) shall, on the terms and subject to the conditions of this Agreement (including, without limitation, SECTIONS 6.1 and 6.2 hereof), make Pro-Rata Revolving Loans in the amount of such Pro-Rata Reimbursement Obligation as provided in SECTION 3.1; provided that for the purpose of determining the availability of any unused Total Credit Commitment Amount immediately prior to giving effect to the application of the proceeds of such Pro-Rata Revolving Loans, such Pro-Rata Reimbursement Obligation shall be deemed not to be outstanding at such time. In the event that the conditions precedent to any Pro-Rata Revolving Loans deemed requested by the relevant Primary Borrower as provided in the preceding sentence shall not be satisfied at the time of such deemed request, the Lenders (including the relevant Issuer) shall make demand loans on such date for the benefit of the relevant Primary Borrower, ratably, in accordance with their respective Adjusted Percentages, which loans shall: (a) aggregate in principal amount an amount equal to the applicable Pro-Rata Reimbursement Obligations; (b) be applied solely to the prompt satisfaction of such Pro-Rata Reimbursement Obligations; (c) be payable by the relevant Primary Borrower upon demand; and
(d) accrue interest on the unpaid principal amount thereof from (and including) the date on which such demand loan is made until the date such loan is paid by the relevant Primary Borrower in full, at an annual rate equal to the Reference Rate plus 2%.

        SECTION 3.2.3 REIMBURSEMENT. The obligation (the "PRO-RATA REIMBURSEMENT OBLIGATION") of the relevant Primary Borrower under SECTION 3.2.2 to reimburse the relevant Issuer with respect to each disbursement under a Pro-Rata Letter of Credit (including interest thereon), and, upon the failure of the relevant Primary Borrower to reimburse such Issuer, the obligation of each Lender to reimburse such Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the relevant Primary Borrower or such Lender, as the case may be, may have or have had against the relevant Issuer or any Lender, including any defense based upon the failure of any disbursement under a Pro-Rata Letter of Credit to conform to the terms of the applicable Pro-Rata Letter of Credit (if, in the relevant Issuer's good faith opinion, such disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Pro-Rata Letter of Credit; provided that nothing herein shall require the relevant Primary Borrower or such Lender, as the case may be, to reimburse an Issuer for any wrongful disbursement made by such Issuer under a Pro-Rata Letter of Credit as a result of acts or omissions finally determined by a court of competent jurisdiction to constitute gross negligence or willful misconduct on the part of such Issuer.

                                                       EUROPEAN CREDIT AGREEMENT

        SECTION 3.2.4 DEEMED DISBURSEMENTS. Upon the occurrence and during the continuation of any Event of Default of the type described in SECTION 9.1.9 or, with notice from the Administrative Agent given at the direction of the Required Lenders, upon the occurrence and during the continuation of any other Event of Default, an amount equal to the then aggregate amount of all Letters of Credit (including Non-Rata Letters of Credit) which are undrawn and available under all issued and outstanding Letters of Credit shall, without demand upon or notice to any Borrower, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed) and the Primary Borrowers shall be immediately obligated to pay to the Issuer of each Letter of Credit an amount equal to such amount. Any amounts so payable by the relevant Primary Borrower pursuant to this section shall be deposited in cash with the Administrative Agent and held in trust (for the sole benefit of the relevant Issuer and the Lenders) for payment of the Obligations arising in connection with such Letters of Credit. If such Event of Default shall have been cured or waived (and provided no other Default has occurred and is continuing and the Obligations have not been accelerated pursuant to SECTION 9.2 or 9.3), the Administrative Agent shall promptly return to the relevant Primary Borrower all amounts deposited by it with the Administrative Agent pursuant to this clause (together with accrued interest thereon at the Administrative Agent's Cost of Funds or such other interest rate based upon a cash equivalent investment (in the form of obligations issued by or guaranteed by the U.S. government, commercial paper of a domestic corporation rated A-1 by S&P or a comparable rating from another nationally recognized rating agency or certificates of deposit of a U.S. or Canadian bank with (x) a credit rating of Aa or better by S&P or a comparable rating from another nationally recognized rating agency and (y) a combined capital and surplus greater than $250,000,000) which is agreed to between the relevant Issuer and the relevant Primary Borrower), net of any amount (which may include accrued interest) applied to the payment of any Obligations with respect to the Pro-Rata Letters of Credit.

        SECTION 3.2.5 NATURE OF REIMBURSEMENT OBLIGATIONS. Each Primary Borrower and, to the extent set forth in SECTION 3.2.1, each Lender shall assume all risks of the acts, omission or misuse of any Letter of Credit by the beneficiary thereof. No Issuer (with respect to Pro-Rata Letters of Credit and Non-Rata Letters of Credit) or any Lender (except to the extent of its own gross negligence or willful misconduct) shall be responsible for:

                  (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                  (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason:

                  (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit; provided that if a payment is made pursuant to such Letter of Credit when a beneficiary has failed to comply with the conditions therefor and such failure to comply is manifest on the face of such Letter of Credit or the documents submitted by the beneficiary in connection therewith, the relevant Primary Borrower shall be required to indemnify the Issuer in connection therewith only if, and to the extent, the relevant Primary

                                                       EUROPEAN CREDIT AGREEMENT

         Borrower or any of its Subsidiaries has received the benefit of such payment on such Letter of Credit by one or more of their obligations being satisfied, either in whole or in part;

                  (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopy or otherwise; or

                  (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any Lender hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing (but subject to the limitations set forth in CLAUSE (c) above), any action taken or omitted to be taken by an Issuer in good faith (and not constituting gross negligence or willful misconduct as finally determined by a court of competent jurisdiction) shall be binding upon the relevant Primary Borrower and, with respect to Pro-Rata Letters of Credit, each Lender, and shall not put such Issuer under any resulting liability to either Primary Borrower or, with respect to Pro-Rata Letters of Credit, any Lender.

        SECTION 3.2.6 INELIGIBLE CURRENCIES. Notwithstanding any other provision contained in this Agreement, if, at any time prior to the Commitment Termination Date, any Lender determines that the Available Currency in which a Pro-Rata Letter of Credit has been issued is an Ineligible Currency, then such Lender may (in its sole discretion) at any time notify the Administrative Agent and the relevant Primary Borrower of the same, and the Administrative Agent shall then promptly notify each other Lender. Such relevant Primary Borrower shall use reasonable efforts to cause the beneficiary of such Pro-Rata Letter of Credit to accept a substitution for such Pro-Rata Letter of Credit with another Pro-Rata Letter of Credit in an Available Currency acceptable to such Primary Borrower and the relevant Issuer.

        SECTION 3.3 NON-RATA REVOLVING LOAN FACILITY.

        SECTION 3.3.1 NON-RATA REVOLVING LOANS. Any Borrower may from time to time, on any Business Day prior to the Commitment Termination Date, request that any Lender make a Loan under this Agreement (relative to such Lender, a "NON-RATA REVOLVING LOAN") denominated in any Available Currency. The Borrower shall make such request to the applicable office of such Lender set forth on that Lender's signature page to this Agreement or to such other office as a Lender may notify the Borrowers pursuant to SECTION 11.2. Such Lender may in its sole and absolute discretion agree to make or not make such Non-Rata Revolving Loan, it being understood and agreed that the Lenders' Commitments only require the making by them of Pro-Rata Revolving Loans and participation in or issuance of Pro-Rata Letters of Credit (subject to the terms and conditions contained herein). Except as otherwise provided herein and subject in each case to the satisfaction of the applicable conditions precedent set forth in SECTIONS 6.1 and 6.2 hereof, each Non-Rata Revolving Loan shall be made on the terms and conditions agreed to between the relevant Borrower and the relevant Lender; provided that the direct and contingent Obligations of each Primary Borrower with respect to each Pro-Rata Credit Extension shall rank pari passu with that Primary Borrower's direct and contingent Obligations with respect to each Non-Rata Revolving Loan to each Borrower.

        SECTION 3.3.2 INELIGIBLE CURRENCIES. Notwithstanding any other provision contained in this Agreement, if, at any time before the Commitment Termination Date, the relevant Lender of a Non-

                                                       EUROPEAN CREDIT AGREEMENT

Rata Revolving Loan determines that the Available Currency in which that Non-Rata Revolving Loan has been made is an Ineligible Currency, then that Lender may (in its sole discretion) at any time notify the relevant Borrower of the same. Promptly after receiving that notice and, in any event, within five Business Days of receiving the same, that Borrower will notify that Lender as to what Available Currency it desires that Non-Rata Revolving Loan to be converted into and promptly thereafter that Lender shall so convert that Non-Rata Revolving Loan. If the relevant Borrower fails to select another Available Currency as provided in the preceding sentence, then that other Available Currency shall be selected by the relevant Lender. The conversion shall be effected at the relevant spot rate at which the Ineligible Currency is offered on that day for the selected Available Currency that appears on Telerate Page 261 at approximately 11:00 a.m. London time (and if the spot rate is not available on Telerate Page 261 as of that time, the spot rate as quoted by Scotiabank in London at approximately 11:00 a.m. London time) or, if that spot rate shall not exist, such other rate of exchange as the relevant Lender shall reasonably determine.

        SECTION 3.3.3 LIMITATIONS ON MAKING NON-RATA REVOLVING LOANS. No Lender shall be permitted to make any Non-Rata Revolving Loan if, after giving effect thereto (with the Dollar Amounts being calculated as provided in the last sentence of SECTION 2.1):

                  (a) the aggregate Outstanding Credit Extensions of all the Lenders would exceed the then Total Credit Commitment Amount; or

                  (b) the aggregate Outstanding Credit Extensions consisting of Non-Rata Credit Extensions would exceed the Non-Rata Limit.

        SECTION 3.3.4 PROCEDURE FOR MAKING NON-RATA REVOLVING LOANS. Subject to the terms and conditions of this Agreement, including SECTION 3.3.1, the terms of each Non-Rata Revolving Loan shall be mutually agreed upon between the relevant Borrower and the relevant Lender. If the relevant Borrower and the relevant Lender agree to an interest rate for a Non-Rata Revolving Loan by reference to a fixed rate of interest (such as, for example, the LIBO Rate) to be subsequently determined and such Lender subsequently determines (which determination shall be conclusive and binding on the relevant Borrower and such Lender) on or prior to the scheduled date of making such Non-Rata Revolving Loan and promptly notifies the relevant Borrower that such interest rate is unascertainable or that deposits in the relevant interbank market are not available to such Lender in the relevant Available Currency, then such Lender (except to the extent otherwise agreed between such Lender and the relevant Borrower) shall not be obligated to make such Non-Rata Revolving Loan. In connection with each Lender agreeing to make a Non-Rata Revolving Loan calculated based upon a fixed rate of interest, such Lender shall, in accordance with its customary practices, attempt to determine the relevant interest rate or obtain the relevant deposits in the relevant Available Currency necessary to make such Non-Rata Revolving Loan.

        SECTION 3.3.5 MATURITY OF NON-RATA REVOLVING LOANS. Subject to SECTION 3.3.2, each Non-Rata Revolving Loan shall be repaid in the Available Currency in which such Loan was made on the Maturity thereof or on any earlier date agreed upon by the relevant Borrower and the relevant Lender or required by the other terms and conditions of this Agreement. Each Borrower may prepay any Non-Rata Revolving Loan on such terms and conditions as such Borrower and the relevant Lender may agree.

        SECTION 3.3.6 NON-RATA REVOLVING LOAN RECORDS. Subject to SECTION 3.3.7, each Lender's Non-Rata Revolving Loans shall be evidenced by a loan account maintained by such Lender.

                                                       EUROPEAN CREDIT AGREEMENT

Each Borrower hereby irrevocably authorizes the relevant Lender to make (or cause to be made) appropriate account entries, which account entries, if made, shall evidence, inter alia, the date of, the type of, the currency of, the advance period (if applicable) of, the Maturity of, the outstanding principal of, interest payable on and any repayments of Non-Rata Revolving Loans made by such Lender to such Borrower pursuant hereto. Any such account entries indicating the outstanding principal amount of such Lender's Non-Rata Revolving Loans and interest payable thereon shall be prima facie evidence of the principal amount thereof owing and unpaid and interest payable thereon, but the failure to make any such entry shall not limit or otherwise affect the obligations of any Borrower hereunder to make payments of principal of or interest on such Non-Rata Revolving Loans when due.

        SECTION 3.3.7 QUARTERLY REPORT. During the period commencing on the date hereof and ending on the Commitment Termination Date, Micro shall submit (together with each set of reports and financial statements of Micro and its Consolidated Subsidiaries delivered pursuant to SECTION 8.1.1 (a) and (b)) a Quarterly Report to the Administrative Agent in respect of the most recently ended Fiscal Period. In addition, Micro agrees to provide to the Administrative Agent updates with respect to the information provided in the Quarterly Reports at such other times as the Administrative Agent may reasonably request from time to time.

        SECTION 3.4 NON-RATA LETTER OF CREDIT FACILITY.

        SECTION 3.4.1 NON-RATA LETTERS OF CREDIT. Any Borrower may from time to time, on any Business Day prior to the Commitment Termination Date, request that any Lender issue a letter of credit (relative to such Lender, a "NON-RATA LETTER OF CREDIT" denominated in any Available Currency. Such Lender may in its sole and absolute discretion agree to issue or not issue such Non-Rata Letter of Credit, it being understood and agreed that the Lenders' Commitments only require the making by them of Pro- Rata Revolving Loans and participation in or issuance of Pro-Rata Letters of Credit (subject to the terms and conditions contained herein). Except as, otherwise provided herein and subject in each case to the satisfaction of the applicable conditions precedent set forth in SECTIONS
6.1 and 6.2 hereof, each Non-Rata Letter of Credit shall be issued on the terms and conditions agreed to between the relevant Borrower and the relevant Lender; provided that the direct and contingent Obligations of each Primary Borrower with respect to each Pro-Rata Credit Extension shall rank pari passu with that Primary Borrower's direct and contingent Obligations with respect to each Non-Rata Letter of Credit for each Borrower.

        SECTION 3.4.2 INELIGIBLE CURRENCIES. Notwithstanding any other provision contained in this Agreement, if, at any time prior to the Commitment Termination Date, the relevant Issuer of a Non-Rata Letter of Credit determines that the Available Currency in which such Non-Rata Letter of Credit has been issued is an Ineligible Currency, then such Issuer may (in its sole discretion) at any time notify the relevant Borrower of the same. Such Borrower shall use reasonable efforts to cause the beneficiary of such Non-Rata Letter of Credit to accept a substitution for such Non-Rata Letter of Credit with another Non-Rata Letter of Credit in an Available Currency acceptable to such Borrower and such Issuer, which substitute Non-Rata Letter of Credit shall be issued in accordance with
SECTION 3.4.1.

        SECTION 3.4.3 LIMITATIONS ON ISSUING NON-RATA LETTERS OF CREDIT. Subject to the last sentence of SECTION 2.1, no Lender shall be permitted to issue any Non-Rata Letters of Credit if, after giving effect thereto:

                  (a) the aggregate Outstanding Credit Extensions of all the Lenders would exceed

                                                      EUROPEAN CREDIT AGREEMENT
         the then Total Credit Commitment Amount; or

                  (b) the aggregate Outstanding Credit Extensions consisting of Non-Rata Credit Extensions would exceed the Non-Rata Limit.

        SECTION 3.4.4 PROCEDURES FOR ISSUING NON-RATA LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement, including SECTION 3.4.1, the terms of each Non-Rata Letter of Credit shall be mutually agreed upon between the relevant Borrower and the relevant Issuer.

        SECTION 3.4.5 DISBURSEMENTS. Subject to the terms and provisions of each Non-Rata Letter of Credit and this Agreement, upon presentment of any Non-Rata Letter of Credit to the relevant Issuer thereof for payment, such Issuer shall make such payment to the beneficiary (or its designee) of such Non-Rata Letter of Credit on the date designated for such payment (the "NON-RATA DISBURSEMENT DATE"). Such Issuer will promptly notify the relevant Borrower of the presentment for payment of any such No Rata Letter of Credit, together with notice of the Non-Rata Disbursement Date thereof. Prior to 12:00 noon, London time, on the next Business Day following the Non-Rata Disbursement Date, the relevant Borrower will reimburse such Issuer for all amounts disbursed under such Non-Rata Letter of Credit, together with all interest, if any, that such Borrower shall have agreed to pay that shall have accrued thereon since the Non-Rata Disbursement Date.

        SECTION 3.4.6 REIMBURSEMENT. The obligation (the "NON-RATA REIMBURSEMENT OBLIGATION") of the relevant Borrower under SECTION 3.4.5 to reimburse an Issuer with respect to each disbursement under a Non-Rata Letter of Credit (including interest thereon) issued by such Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which such Borrower or any other Borrower may have or have had against such Issuer, including any defense based upon the failure of any disbursement under a Non-Rata Letter of Credit to conform to the terms of the applicable Non-Rata Letter of Credit (if, in the applicable Issuer's good faith opinion, such disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Non-Rata Letter of Credit; provided that nothing herein shall require such Borrower to reimburse the applicable Issuer for any wrongful disbursement made by such Issuer under a Non-Rata Letter of Credit as a result of acts or omissions finally determined by a court of competent jurisdiction to constitute gross negligence or willful misconduct on the part of such Issuer. Subject to
SECTION 3.4.2, each Non-Rata Letter of Credit shall be reimbursed in the Available Currency in which such Non-Rata Letter of Credit was issued.

        SECTION 3.5 REPORTING OF NON-RATA CREDIT EXTENSIONS.

                  (a) Each Borrower agrees to provide to (or cause to be provided to) the Administrative Agent notice of each Non-Rata Credit Extension made to or for it concurrently with or promptly after the making of such Non-Rata Credit Extension, which notice shall set forth
         (i) the date thereof, (ii) the principal amount thereof stated in the relevant Available Currency (and, with respect to all Available Currencies other than the Dollar, the corresponding Dollar Amount thereof as of such date), (iii) the Interest Period, if any, applicable thereto, (iv) the aggregate Dollar Amount of the relevant Lender's outstanding or undrawn Non-Rata Credit Extensions as of such date, and
         (v) the identity of the relevant Lender.

                  (b) Each Lender agrees to provide to the Administrative Agent notice, by 12:00 p.m. London time on the Business Day immediately after the date of any Non-Rata Credit

                                                      EUROPEAN CREDIT AGREEMENT

         Extension made by it, of the Outstanding Credit Extensions comprised of Non-Rata Credit Extensions made by such Lender, which notice shall set forth (i) the date of each such Non-Rata Credit Extension, (ii) the principal amount or Stated Amount, as the case may be, of each such Non-Rata Credit Extension stated in the relevant Available Currency (and the corresponding Dollar Amount thereof as of such date), and the aggregate Dollar Amount of all such Non-Rata Credit Extensions as of such date, (iii) the respective Interest Periods applicable thereto, and (iv) the identity of such Lender.

                                   Article IV

                     PRINCIPLE, INTEREST, AND FEE PAYMENTST


        SECTION 4.1 LOAN ACCOUNTS, NOTES, PAYMENTS, AND PREPAYMENTS. The Outstanding Credit Extensions shall be evidenced by one or more loan accounts or records maintained by (a) the Administrative Agent in respect of Pro-Rata Credit Extensions and (b) each Lender in respect of its Non-Rata Credit Extensions, which loan accounts or records, in each case, shall be conclusive evidence, absent manifest error, of the amount of those Outstanding Credit Extensions and the interest and principal payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the Obligations of the relevant Borrower under the Loan Documents to pay any amount owing with respect to the Obligations. Upon the request of any Lender made at any time through the Administrative Agent, the relevant Borrowers shall promptly execute and deliver to that Lender the relevant one or more Notes.

        SECTION 4.1.1 REPAYMENTS AND PREPAYMENTS OF PRO-RATA REVOLVING LOANS. The relevant Primary Borrower shall make all payments and prepayments of each Pro-Rata Revolving Loan made to it in the Available Currency in which it was originally denominated and shall repay in full the unpaid principal amount of each Pro-Rata Revolving Loan outstanding to it at the Maturity thereof. Before that Maturity:

                  (a) the relevant Borrower may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Pro-Rata Revolving Loan; provided that:

                           (i) any such prepayment of any Pro-Rata Revolving
                  Loan shall be allocated to each Lender pro rata according to such Lender's Adjusted Percentage (calculated on the date such Pro-Rata Revolving Loans were made) of the Pro-Rata Revolving Loans so prepaid (and, for the avoidance of doubt, no such prepayment shall be allocated to any Lender which did not participate in the making of the Pro-Rata Revolving Loans to be prepaid);

                           (ii) no such prepayment of any Pro-Rata Revolving
                  Loan may be made on any day other than the last day of the Interest Period then applicable to such Pro-Rata Revolving Loan unless all the losses or expenses incurred by the Lenders in connection therewith pursuant to SECTION 5.4 are paid in full contemporaneously with such prepayments;

                                                       EUROPEAN CREDIT AGREEMENT

                           (iii) all such voluntary prepayments shall require
                  prior notice to the Administrative Agent of at least three but no more than five Business Days; and

                           (iv) all such voluntary prepayments shall, if other
                  than a prepayment in whole, be in an aggregate minimum amount of $10,000,000 and an integral multiple of $1,000,000;

                  (b) Micro shall determine if the aggregate Outstanding Credit Extensions of all the Lenders exceed the Total Credit Commitment Amount
         (i) at the end of each Fiscal Period and (ii) on the date of each request for a Credit Extension (excluding any request submitted in respect of any continuation of any Borrowing previously made hereunder), and promptly thereafter -- and in any event (A) in respect of any determination made pursuant to CLAUSE (i) above, no later than the next date on which Micro shall be required to submit a Quarterly Report in accordance with SECTION 3.3.7 or (B) in respect of any determination made pursuant to CLAUSE (ii) above, prior to the proposed date of such requested Credit Extension -- Micro shall (or shall cause the other Borrowers to) make a mandatory prepayment of the outstanding principal amount of such Loans as Micro may select in an amount equal to such excess, such prepayment to be allocated to the Lenders in such manner as Micro may elect (provided that a prepayment of a Pro-Rata Revolving Loan shall be allocated to the Lenders in the manner set forth in CLAUSE (a)(i) above); and

                  (c) Micro shall (and shall cause the other relevant Borrowers to), on each date when any reduction or termination in the Total Credit Commitment Amount shall become effective, including pursuant to SECTION 2.3, make a mandatory prepayment of all Pro-Rata Revolving Loans equal to the excess, if any, of the then aggregate Outstanding Credit Extensions of all the Lenders over the Total Credit Commitment Amount as so reduced, such prepayment to be allocated to the Lenders in the manner set forth in CLAUSE (a)(i).

        SECTION 4.2 INTEREST PROVISIONS. Each Pro-Rata Revolving Loan shall bear interest from and including the day when made until (but not including) the day such Pro-Rata Revolving Loan shall be paid in full, and such interest shall accrue and be payable in accordance with this SECTION 4.2.

        SECTION 4.2.1 RATES.

                  (a) PRO-RATA REVOLVING LOANS. Subject to SECTIONS 4.2.2 and 5.1, each Pro-Rata Revolving Loan shall bear an annual rate of interest, during each Interest Period applicable thereto, equal to the sum of (i) the LIBO Rate for such Interest Period, (ii) the Applicable Margin, plus (iii) in respect of Pro-Rata Revolving Loans denominated in Sterling, the MLA Costs.

                  (b) NON-RATA REVOLVING LOANS. Pursuant to the terms agreed to between the relevant Borrower and the relevant Lender, each Borrower shall pay interest on the aggregate principal amount of any Non-Rata Revolving Loan outstanding to any Lender from time to time prior to and at Maturity at a rate agreed between each such Borrower and such Lender pursuant to SECTION 3.3 in connection with the making of such Non-Rata Revolving Loan. Such interest rate shall include any compensation for reserves or similar costs incurred in connection with such Non-Rata Revolving Loan.

                                                       EUROPEAN CREDIT AGREEMENT

        SECTION 4.2.2 POST-MATURITY RATES. After the date any principal amount of any Loan is due and payable (whether at Maturity, upon acceleration or otherwise), or after any other monetary Obligation of Micro or any other Borrower shall have become due and payable, Micro or each such other Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at an annual rate equal to the Reference Rate plus 2%.

        SECTION 4.2.3 CONTINUATION ELECTIONS. The relevant Primary Borrower may from time to time by delivering a Continuation Notice to the Administrative Agent on or before 1:00 p.m., London time, on a Business Day, irrevocably elect, on not less than three nor more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $10,000,000 and an integral multiple of $1,000,000 of the Pro-Rata Revolving Loans, be continued for one or more new Interest Periods; provided that:

                  (a) in the absence of delivery of a Continuation Notice with respect to any Pro-Rata Revolving Loan, at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, that Pro-Rata Revolving Loan shall, on such last day, automatically continue for a new Interest Period having a duration equal to the original duration of the then expiring Interest Period; and

                  (b) no portion of the outstanding principal amount of any Pro-Rata Revolving Loans may be continued with an Interest Period longer than one month while any Default has occurred and is continuing.

        SECTION 4.2.4 PAYMENT DATES.

                  (a) PRO-RATA REVOLVING LOANS. Interest accrued on each Pro-Rata Revolving Loan shall be payable, without duplication, in the Available Currency in which it is denominated:

                           (i) on the Stated Maturity Date therefor;

                           (ii) on the date of any payment or prepayment, in
                  whole or in part, of principal outstanding on such Pro-Rata Revolving Loan (but only on the principal amount so paid or prepaid);

                           (iii) on the last day of each applicable Interest
                  Period (and, if such Interest Period shall exceed three months, on each three month anniversary of the date of the commencement of such Interest Period); and

                           (iv) on that portion of any Loans the Stated Maturity
                  Date of which is accelerated pursuant to SECTION 9.2 or 9.3, immediately upon such acceleration.

      Interest accrued on Pro-Rata Revolving Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such Pro-Rata Revolving Loans or other Obligations are due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

                  (b) NON-RATA REVOLVING LOANS. Subject to SECTION 3.3.2, each Borrower shall pay interest on the aggregate principal amount of any Non-Rata Revolving Loan outstanding in

                                                       EUROPEAN CREDIT AGREEMENT
         the Available Currency in which such Loan was made to the relevant Lender from time to time prior to and at Maturity on such dates agreed between such Borrower and such Lender pursuant to SECTION 3.3 in connection with the making of such Non-Rata Revolving Loan.

        SECTION 4.2.5 INTEREST RATE DETERMINATION. The Administrative Agent and, if and when applicable, the Reference Lenders shall, in accordance with each of their customary practices, attempt to determine the relevant interest rates applicable to each Pro-Rata Revolving Loan requested to be made pursuant to each Borrowing Request duly completed and delivered by a Primary Borrower, and, if and when applicable, each Reference Lender agrees to furnish the Administrative Agent timely information for the purpose of determining the LIBO Rate. If any Reference Lender fails, if and when applicable, to timely furnish such information to the Administrative Agent for any such interest rate, the Administrative Agent shall determine such interest rate on the basis of the information shared by the other Reference Lenders.

        SECTION 4.2.6 ADDITIONAL INTEREST ON PRO-RATA REVOLVING LOANS. For so long as the cost to a Lender of making or maintaining its Pro-Rata Revolving Loans is increased as a result of any imposition or modification after the date of this Agreement of any reserve required to be maintained by such Lender against Eurocurrency Liabilities (or any other category of liabilities which includes deposits by reference to which the interest rate on Pro-Rata Revolving Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Lender to United States residents but not duplicating any requirement included in the calculation of MLA Costs), then such Lender may require Micro to pay, contemporaneously with each payment of interest on the Pro-Rata Revolving Loans, additional interest on the related Pro-Rata Revolving Loan of such Lender at a rate per annum up to but not exceeding the excess of (i) (A) the applicable LIBO Rate divided by (B) one minus the LIBOR Reserve Percentage over (ii) the applicable LIBO Rate. Any Lender wishing to require payment of such additional interest shall so notify Micro and the Administrative Agent (which notice shall set forth the amount (as determined by such Lender) to which such Lender is then entitled under this
SECTION 4.2.6 (which amount shall be consistent with such Lender's good faith estimate of the level at which the related reserves are maintained by it and which determination shall be conclusive and binding for all purposes, absent demonstrable error) and shall be accompanied by such information as to the computation set forth therein as Micro may reasonably request), in which case such additional interest on the Pro-Rata Revolving Loans of such Lender shall be payable on the last day of each Interest Period thereafter (commencing with the Interest Period beginning at least three Business Days after the giving of such notice) to such Lender at the place indicated in such notice. Each Lender that receives any payment in respect of increased costs pursuant to this section shall promptly notify Micro of any change with respect to such costs which affects the amount of additional interest payable pursuant to this section in respect thereof.

        SECTION 4.3 FEES. Micro (and, in the case of SECTION 4.3.3(D), each relevant Borrower) agrees to pay the fees set forth in this SECTION 4.3. All such fees shall be nonrefundable and shall be paid in Dollars to each such Lender or the relevant Issuer at its office specified for such purpose on the signature pages hereof.

        SECTION 4.3.1 ADMINISTRATION FEES. Micro agrees to pay directly to the Administrative Agent, for its own account, an annual administration fee in the amounts and on the dates set forth in the Fee Letter.

                                                       EUROPEAN CREDIT AGREEMENT

        SECTION 4.3.2 FACILITY FEES. Coordination Center agrees to pay to the Administrative Agent for the account of each Lender (including, any portion thereof when the Lenders may not extend any Credit Extensions by reason of the inability of Micro to satisfy any condition of SECTION 6.1 or 6.2) (a) for each day during the period commencing on the date hereof and continuing through and including the date the Administrative Agent shall receive the reports and financial statements of Micro and its Consolidated Subsidiaries required to be delivered pursuant to SECTION 8.1.1(b) hereof -- together with the Compliance Certificate required to be delivered contemporaneously therewith pursuant to
SECTION 8.1.1(d) hereof -- for the Fiscal Period ending on the Saturday nearest September 30, 1997, a fee to each Lender on its Credit Commitment Amount on such day (without taking into account usage) at a rate of 0.125% per annum, and (b) for each day during the period commencing on the date immediately following the date the Administrative Agent shall receive the reports, financial statements and Compliance Certificate referred to in CLAUSE (a) above, until but excluding the Commitment Termination Date, a fee to each Lender on its Credit Commitment Amount on such day (without taking into account usage) at the corresponding rate per annum set forth below, determined by reference to: (i) the lower of the two highest ratings from time to time assigned to Micro's long-term senior unsecured debt by S&P, Mood s and Fitch and either published or otherwise evidenced in writing by the applicable rating agency and made available to the Administrative Agent (including both "express" and "indicative" or "implied" (or equivalent) ratings) or (ii) the ratio (calculated pursuant to CLAUSE (c) of SECTION 8.2.3) of Consolidated Funded Debt to Consolidated EBITDA for the Fiscal Period most recently ended prior to such day for which financial statements and reports have been received by the Administrative Agent pursuant to SECTION 8.1(a) or (b), whichever results in the lower rate:


MICRO'S LONG-TERM UNSECURED DEBT RATINGS   RATIO OF CONSOLIDATED FUNDED
BY S&P, MOODY'S OR FITCH, RESPECTIVELY     DEBT TO CONSOLIDATED EBITDA                           FACILITY FEE
-------------------------------------      ---------------------------                           ------------
A-, A3 or A- (or higher)                    Less than 1.50                                       0.090%

BBB+, Baal or BBB+                          Greater than or equal to 1.50, but less than 2.00    0.110%

BBB, Baa2 or BBB                            Greater than or equal to 2.00, but less than 2.50    0.125%

BBB-, Baa3 or BBB-                          Greater than or equal to 2.50, but less than 3.00    0.150%

BB+, Ba1 or BB+                             Greater than or equal to 3.00, but less than 3.25    0.200%

Lower than BB+, Ba1 or BB+                  Greater than or equal to 3.25                        0.250%

Such fee shall be calculated by Coordination Center as at each Quarterly Payment Date, commencing on the first Quarterly Payment Date to occur after the date hereof, and on the Commitment Termination Date and shall be payable by Coordination Center in arrears on each Quarterly Payment Date and on the Commitment Termination Date.

        SECTION 4.3.3 LETTER OF CREDIT FEES.

                  (a) Micro agrees to pay to the Administrative Agent for the account of each Lender (including the relevant Issuer) a Pro-Rata Letter of Credit participation fee equal to each Lender's Adjusted Percentage of the average daily Stated Amount of each Pro-Rata Letter of Credit during the applicable period multiplied by the Applicable Margin then in effect for any Pro-Rata Revolving Loan. Such participation fee shall accrue from the date of issuance of any

                                                       EUROPEAN CREDIT AGREEMENT

         Pro-Rata Letter of Credit until the date such Pro-Rata Letter of Credit is drawn in full or terminated, and shall be payable in arrears on each Quarterly Payment Date and on the date that the Commitments terminate in their entirety.

                  (b) Micro agrees to pay to the Administrative Agent for the account of the Issuer of each Pro-Rata Letter of Credit a Pro-Rata Letter of Credit issuance fee of 0.125 of 1% per annum of the average daily Stated Amount of such Pro-Rata Letter of Credit during the applicable period, such fee to be payable for the account of the relevant Issuer in quarterly installments in arrears on each Quarterly Payment Date and on the date that the Commitments terminate in their entirety, Micro agrees to reimburse each Issuer, on demand, for all usual out-of-pocket costs and expenses incurred in connection with the issuance or maintenance of any Pro-Rata Letter of Credit issued by such Issuer.

                  (c) The Administrative Agent shall pay to each Lender and each Issuer fees paid for its account under CLAUSE (a) or (b) above promptly after receipt by the Administrative Agent.

                  (d) Each Borrower agrees to pay directly to the relevant Issuer of each Non-Rata Letter of Credit requested by such Borrower a letter of credit fee equal to such amount and at such times as such Borrower and the applicable Issuer shall agree in connection with the issuance of such Non-Rata Letter of Credit.

        SECTION 4.4 RATE AND FEE DETERMINATIONS. Interest on each Pro-Rata Revolving Loan shall be computed on the basis of a year consisting of 360 days (or 365 or 366, as the case may be, for Pro-Rata Revolving Loans denominated in Sterling or Belgian Francs) and fees shall be computed on the basis of a year consisting of 365 or 366 days, as the case may be, in each case paid for the actual number of days elapsed, calculated as to each period from and including the first day thereof to but excluding the last day thereof. All determinations by the Administrative Agent of the rate of interest payable with respect to any Pro-Rata Revolving Loan shall be conclusive and binding in the absence of demonstrable error.

        SECTION 4.5 OBLIGATIONS IN RESPECT OF NON-RATA CREDIT EXTENSIONS. Micro hereby acknowledges and agrees that notwithstanding any provision hereof or of any other Loan Document to the contrary, all Obligations of the Obligors in respect of any Non-Rata Credit Extensions shall be the joint and several liabilities of Micro.

                                    ARTICLE V

                           CERTAIN PAYMENT PROVISIONS

        SECTION 5.1 ILLEGALITY; CURRENCY RESTRICTIONS.

                  (a) If, as the result of any Regulatory Change, any Lender shall determine (which determination shall, in the absence of demonstrable error, be conclusive and binding on each Borrower), that it is unlawful for such Lender to make any Loan, issue any Letter of Credit, or continue any Loan previously made by it hereunder in respect of the LIBO Rate, as the case may be, the obligations of such Lender to make any such Loan, issue any such Letter of Credit, or continue any such Loan in respect of the LIBO Rate, as the case may be, shall, upon the giving

                                                       EUROPEAN CREDIT AGREEMENT
         of notice thereof to the Administrative Agent, Micro, and any other applicable Borrower, forthwith be suspended and each applicable Borrower shall, if requested by such Lender and if required by such Regulatory Change, on such date as shall be specified in such notice, prepay to such Lender in full all of such Loans or convert all of such Loans into a Cost of Funds Rate Loan that is not unlawful, in each case on the last day of the Interest Period applicable thereto (unless otherwise required by applicable law) and without any penalty whatsoever (but subject to SECTION 5.4); provided that such Lender shall make as Cost of Funds Loans all Loans that such Lender would otherwise be obligated to make Loans at the LIBO Rate and convert into or continue as Cost of Funds Loans all Loans that such Lender would otherwise be required to convert into or continue as Loans at the LIBO Rate, in each case during the period any such suspension is effective. Such suspension shall continue to be effective until such Lender shall notify the Administrative Agent and Micro that the circumstances causing such suspension no longer exist, at which time the obligations of such Lender to make any such Loan, issue any Letter of Credit, or continue any Loan, as the case may be, shall be reinstated.

                  (b) If any central bank or other governmental authorization in the country of the proposed Available Currency of any proposed Loan is required to permit the use of such Available Currency by a Lender (through its Lending Office) for such Loan and such authorization has not been obtained (provided that such Lender has used reasonable endeavors to obtain such authorization) or is not in full force and effect, the obligation of such Lender to provide such Loans shall be suspended so long as such authorization is required and has not been obtained by such Lender.

        SECTION 5.2 DEPOSITS UNAVAILABLE.

                  (a) If, before the date on which all or any portion of any Pro-Rata Revolving Loan bearing interest in respect of the LIBO Rate is to be made, maintained, or continued the Administrative Agent shall have determined (which determination shall be conclusive and binding), with respect to that Pro-Rata Revolving Loan that:

                           (i) Deposits in the relevant amount and the relevant
                  Available Currency and for the relevant Interest Period are available, if and when applicable, to none of the Reference Lenders in the relevant market, or

                           (ii) by reason of circumstances affecting the London
                  interbank market adequate means do not exist for ascertaining the interest rate applicable under this Agreement in respect of the relevant LIBO Rate,

         then, upon notice from the Administrative Agent to Micro and the Lenders, the obligations of the Lenders to make or continue any Pro-Rata Revolving Loan bearing interest in respect of the LIBO Rate in such Available Currency under SECTIONS 3.1 and 4.2.3 shall forthwith be suspended until the Administrative Agent shall notify Micro and the Lenders that the circumstances causing such suspension no longer exist.

                  (b) If a notification under this SECTION 5.2 applies to Loan which is outstanding and that is not going to be converted at the end of its Interest Period to another Available Currency for which the LIBO Rate is available, then, notwithstanding any other provision of this

                                                       EUROPEAN CREDIT AGREEMENT

         Agreement:

                           (i) within five Business Days of receipt of the
                  notification, the Borrowers and the Administrative Agent shall enter into negotiations for a period of not more than 30 days with a view to agreeing an alternative basis for determining the rate of interest and/or funding applicable to that Loan at the end of its applicable Interest Period;

                           (ii) any alternative basis agreed under CLAUSE (i)
                  above shall be, with the prior consent of all the Lenders, binding on all of the Obligors and Lender Parties;

                           (iii) if no alternative basis is agreed, each Lender
                  shall (through the Administrative Agent) certify on or before the last day of the Interest Period to which the notification relates an alternative basis for maintaining its participation in that Loan;

                           (iv) any such alternative basis may include an
                  alternative method of fixing the interest rate, alternative Interest Periods or alternative currencies but it must reflect the cost to the Lender of funding its participation in the Loan from whatever sources it may select plus the Applicable Margin; and

                           (v) each alternative basis so certified shall be
                  binding on the Obligors and the certifying Lender and treated as part of this Agreement.

        SECTION 5.3 INCREASED CREDIT EXTENSION COSTS, ETC. Each Borrower agrees to reimburse each Lender within 30 days after any demand for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, maintaining, participating, issuing or extending (or of its obligation to make, maintain, participate, issue or extend) any Credit Extension to the extent such increased cost or reduced amount is due to a Regulatory Change. Such Lender shall provide to the Administrative Agent and the relevant Borrower a certificate stating, in reasonable detail, the reasons for such increased cost or reduced amount and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the relevant Borrower directly to such Lender upon its receipt of such notice, and such notice shall be rebuttable, presumptive evidence of the additional amounts so owing. In determining such amount, such Lender shall act reasonably and in good faith and may use any method of averaging and attribution that it customarily uses for its other borrowers with a similar credit rating as Micro. Such Lender may demand reimbursement for such increased cost or reduced amount only for the 360-day period immediately preceding the date of such written notice, and Micro shall have liability only for such period.

        SECTION 5.4 FUNDING LOSSES. If any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue, or extend any portion of the principal amount of any Loan) as a result of:

                  (a) any repayment or prepayment of the principal amount of any Loan on a date other than the scheduled last day of the Interest Period or, in the case of any Non-Rata Revolving Loan, other relevant funding period applicable thereto, whether pursuant to SECTION 4.1 or otherwise;

                                                       EUROPEAN CREDIT AGREEMENT

                  (b) any conversion of the currency of any Pro-Rata Revolving Loan on a date other than the scheduled last day of the Interest Period; or

                  (c) any Loan not being made, continued, or converted in accordance with the Credit Extension Request therefor in the case of any Pro-Rata Credit Extension Request or the instructions of the relevant Borrower to the relevant Lender in the case of any Non-Rata Credit Extension as a consequence of any action taken, or failed to be taken, by any Obligor, then, upon the written notice of such Lender to the relevant Borrower (with a copy to the Administrative Agent), such Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall be rebuttable presumptive evidence of the amount of any such loss or expense that has been so incurred.

        SECTION 5.5 INCREASED CAPITAL COSTS. If any Regulatory Change affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its participation in this Agreement or the making, continuing, participating in or extending of any Credit Extension is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case, upon the relevant Borrower's receipt of written notice thereof from such Lender (with a copy to the Administrative Agent), such Borrower shall pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amounts (including calculations thereof in reasonable detail) shall be rebuttable, presumptive evidence of the additional amounts so owing. In determining such amount, such Lender may use any method of averaging and attribution that it shall deem applicable. Such Lender may demand payment for such additional amounts that have accrued only during the 360-day period immediately preceding the date of such written notice and Micro shall have liability only for such period.

        SECTION 5.6 DISCRETION OF LENDERS AS TO MANNER OF FUNDING. Notwithstanding any provision of this Agreement to the contrary, the Lenders shall be entitled to fund and maintain their funding of all or any part of their Loans and other Credit Extensions in any manner they elect, it being understood, however, that for the purposes of this Agreement all determinations hereunder with respect to a Pro-Rata Revolving Loan shall be made as if each Lender had actually funded and maintained each Loan through its Lending Office and through the purchase of deposits having a maturity corresponding to the maturity of such Pro-Rata Revolving Loan. Any Lender may, if it so elects, fulfill any commitment or obligation to make or maintain Loans or other Credit Extensions by causing a branch or affiliate to make or maintain such Loans or other Credit Extensions; provided that, in such event, such Loans or other Credit Extensions shall be deemed for the purposes of this Agreement to have been made by such Lender through its applicable Lending Office, and the obligation of Micro to repay such Loans shall nevertheless be to such Lender at its Lending Office and shall be deemed held by such Lender through its applicable Lending Office, to the extent of such Loan, for the account of such branch or affiliate. Notwithstanding the foregoing or the fact that different Affiliates for a Lender under this Agreement may have executed this Agreement or the Lender Assignment Agreement by which it has become a Lender under this Agreement, all of those Lending Offices and signatories shall be treated under the Loan

                                                       EUROPEAN CREDIT AGREEMENT

Documents as but one Lender for purposes of calculations of Adjusted Percentage, Percentage, Commitment, Required Lenders, and modifications, amendments, waivers, consents, and approvals under SECTION 11.1 and other provisions of the Loan Documents.

        SECTION 5.7 TAXES.

                  (a) All payments by any Obligor of principal of, and interest and fees on, any Credit Extension and all other amounts payable hereunder or under any other Loan Document shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes, and other taxes, fees, duties, withholdings, or other charges of any nature whatsoever imposed by any taxing authority with respect to such payments, but excluding first, franchise taxes and taxes imposed on or measured by any Lender Party's gross or net income, profits, or receipts and, second, taxes, or other charges of any nature imposed by any taxing authority on any Lender Party that do not result from any Regulatory Change and that are not imposed on any class of bank having the same general characteristics as such Lender Party (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by any Obligor hereunder is required in respect of any Taxes pursuant to any applicable law, rule, or regulation, then such Obligor will:

                           (i) pay directly to the relevant authority the full
                  amount required to be so withheld or deducted;

                           (ii) promptly forward to the relevant Lender Party an
                  official receipt or other documentation satisfactory to such Lender Party evidencing such payment to such authority; and

                           (iii) pay directly to the relevant Lender Party for
                  its own account such additional amount or amounts as is or are necessary to ensure that the net amount actually received by such Lender Party will equal the full amount such Lender Party would have received had no such withholding or deduction been required.

                  (b) Moreover, if any Taxes are directly asserted against any Lender Party with respect to any payment received by such Lender Party hereunder, such Lender Party may pay such Taxes and the relevant Obligor will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Lender Party after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Lender Party would have received had not such Taxes been asserted.

                  (c) If the relevant Obligor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the relevant Lender Parties entitled thereto the required receipt or other required documentary evidence, such Obligor shall indemnify such Lender Parties for any incremental Taxes, interest or penalties that may become payable by any Lender Party as a result of any such failure.

                  (d) The following provisions govern exceptions to the tax indemnification provisions of this SECTION 5.7 and related matters.

                                                       EUROPEAN CREDIT AGREEMENT

                           (i) In respect of its Credit Extensions to Micro,
                  each Lender Party organized under the laws of a jurisdiction outside the United States -- on or before the date of its execution and delivery of this Agreement (if an original signatory to this Agreement) or the date on which it otherwise becomes a Lender Party, on or before the date of any change in any its Lending Office, and from time to time thereafter if requested in writing by Micro (but only so long as that Lender Party remains lawfully liable to do so) -- shall provide Micro and the Administrative Agent with a properly completed and duly executed U.S. Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the U.S. Internal Revenue Service.

                           (ii) In respect of its other Credit Extensions and by
                  its execution and delivery of this Agreement or of a Lender Assignment Agreement, as the case may be, each Lender Party
                  (A) represents and warrants to the Borrowers and the Administrative Agent that, in respect of payments under the Loan Documents by Coordination Center, such Lender Party is entitled to receive those payments free and clear without any obligation on the part of Coordination Center or the Administrative Agent to make deduction for or on account of any income taxes imposed by The Kingdom of Belgium and (B) covenants and agrees with the Borrowers and the Administrative Agent that it shall promptly notify Micro and the Administrative Agent if it becomes aware that the foregoing representation and warranty is incorrect.

                           (iii) A Lender Party is not entitled to
                  indemnification under this SECTION 5.7 with respect to the applicable Taxes for any period during which either (i) the Lender Party has failed to provide Micro and the Administrative Agent with the applicable U.S. Internal Revenue Service form if required under CLAUSE (i) above (unless that failure is due to a change in treaty, law, or regulation occurring after the date on which the applicable form originally was required to be provided) in respect of U.S. withholding taxes, or (ii) the representation and warranty by it in CLAUSE (ii)(a) above is incorrect in respect of Belgian or United Kingdom withholding taxes.

                           (iv) Notwithstanding CLAUSE (iii) above to the
                  contrary, if a Lender Party that is otherwise exempt from or subject to a reduced rate of withholding tax becomes subject to United States withholding tax because of its failure to deliver an Internal Revenue Service form required hereunder, then Micro shall take such steps as that Lender Party shall reasonably request to assist that Lender Party to recover the applicable withholding tax.

                  (e) If any Obligor pays any additional amount under this
         SECTION 5.7 (a "TAX PAYMENT") and any Lender Party or Affiliate thereof effectively obtains a refund of tax or credit against tax by reason of the Tax Payment (a "TAX CREDIT") and such Tax Credit is, in the reasonable judgment of such Lender Party or Affiliate, attributable to the Tax Payment, then such Lender Party, after actual receipt of such Tax Credit or actual receipt of the benefits thereof, shall promptly reimburse such Obligor for such amount as such Lender Party shall reasonably determine to be the proportion of the Tax Credit as will leave such Lender Party (after that reimbursement) in no better or worse position than it would have been in if the Tax Payment had not been required; provided that no Lender Party shall be required to make any such reimbursement if it reasonably believes the making of such reimbursement would cause it to lose

                                                       EUROPEAN CREDIT AGREEMENT
the benefit of the Tax Credit or would adversely affect in any other respect its tax position. Subject to the other terms hereof, any claim by a Lender Party for a Tax Credit shall be made in a manner, order and amount as such Lender Party determines in its sole and absolute discretion. Except to the extent necessary for Micro to evaluate any Tax Credit, no Lender Party shall be obligated to disclose information regarding its tax affairs or computations to any Obligor, it being understood and agreed that in no event shall any Lender Party be required to disclose information regarding its tax position that it deems to be confidential (other than with respect to the Tax Credit).

                  (f) Each Lender represents to the Administrative Agent that, in the case of a Lender which is a Lender on the date of this Agreement, on the date of this Agreement and, in the case of a Transferee Lender which becomes a Lender after the date of this Agreement, on the date it becomes a Lender, it is:

                           (i) either:

                                    (A) not resident in the United Kingdom for
                           United Kingdom tax purposes; or

                                    (B) a "bank" as defined in section 840A of
                           the Income and Corporation Taxes Act 1988 and resident in the United Kingdom; and

                           (ii) beneficially entitled to the principal and
                  interest payable by the Administrative Agent to it under this Agreement;

        and shall forthwith notify the Administrative Agent if either representation ceases to be correct.

        SECTION 5.8 PAYMENTS. All payments by an Obligor pursuant to this Agreement or any other Loan Document, whether in respect of principal, interest, fees or otherwise, shall be made as set forth in this SECTION 5.8.

        SECTION 5.8.1 PRO-RATA CREDIT EXTENSIONS.

                  (a) All payments (whether in respect of principal, interest or otherwise) pursuant to this Agreement or any other Loan Document with respect to Pro-Rata Credit Extensions or any other amount payable hereunder shall be made by the relevant Borrower in the Available Currency in which the Obligation was denominated (the "REQUIRED CURRENCY"). All such payments (other than amounts payable with respect to Non-Rata Revolving Loans, Non-Rata Reimbursement Obligations, fees payable pursuant to SECTION 4.3 -- which fees shall be paid by Micro or the relevant Borrower to the Administrative Agent for the account of the relevant payee -- 11.3 or 11.4 and payments made to a Terminating Lender pursuant to SECTION 9.4) shall be made by the relevant Primary Borrower to the Administrative Agent for the account of each Lender based upon its Adjusted Percentage in the case of Pro-Rata Letters of Credit and its Adjusted Percentage in the case of any Pro-Rata Revolving Loan (such Adjusted Percentage to be calculated on the date each such Pro-Rata Revolving Loan was made). All such payments required to be made to the Administrative Agent shall be made, without set-off, deduction or counterclaim, not later than 1:00 p.m., London time, on the date when due, in same day or

                                                       EUROPEAN CREDIT AGREEMENT
         immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the relevant Primary Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall, except as otherwise required pursuant to CLAUSE (d) of the definition of Interest Period, be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

                  (b) In the case of any payment made pursuant to the preceding CLAUSE (a) by a Borrower to the Administrative Agent, unless the Administrative Agent will have received notice from that Borrower prior to the date on which any such payment is due hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due to such Lender. If that Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand any such amount distributed to the Lender to the extent that such amount was not paid by that Borrower to the Administrative Agent together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at an annual rate equal to the Administrative Agent's Cost of Funds.

        SECTION 5.8.2 NON-RATA OBLIGATIONS. All payments (whether in respect of principal, interest, fees or otherwise) by any Borrower pursuant to this Agreement or any other Loan Document with respect to the Non-Rata Credit Extensions shall be made by such Borrower, in the Required Currency and in same day or immediately available funds, to the relevant Lender or Issuer, as the case may be (for its own account), at an account specified by such Lender or Issuer, as the case may be, from time to time by notice to the relevant Borrower. All such payments on account of Non-Rata Revolving Loans or Non-Rata Reimbursement Obligations shall be made on the date due, without set-off, deduction or counterclaim and at the times agreed to between the relevant Borrower and the relevant Lender or Issuer, as the case may be. Each Lender that has made a Non-Rata Revolving Loan agrees to give the Administrative Agent prompt notice of any payment or failure to pay when due of any amounts owing with respect to each such Non-Rata Revolving Loan. Each Issuer that has issued a Non-Rata Letter of Credit agrees to give the Administrative Agent prompt notice of any payment or failure to pay when due any Non-Rata Reimbursement Obligations or any other amounts owing with respect to such Non-Rata Letter of Credit.

        SECTION 5.9 SHARING OF PAYMENTS.

                  (a) While no Pro-Rata Distribution Event exists (i) the Administrative Agent shall remit payments made by the Borrowers to it pursuant to SECTION 5.8.1, and (ii) and each Lender shall retain for its own account all payments received by it pursuant to SECTION 5.8.2.

                  (b) From and after the occurrence (and during the continuance) of a Pro-Rata Distribution Event:

                                                       EUROPEAN CREDIT AGREEMENT

                           (i) the Lenders shall share all collections and
                  recoveries in respect of the Credit Extensions and Obligations hereunder on a pro rata basis, based on the respective Outstanding Credit Extensions of each Lender, including unpaid principal, interest, indemnities, and fees payable with respect thereto;

                           (ii) Micro, each other Borrower, and each other
                  Obligor shall make payment of all amounts owing under this Agreement and any other Loan Document (whether in respect of principal, interest, fees, or otherwise or on account of any Pro-Rata Credit Extension or Non-Rata Credit Extension) to the Administrative Agent for the account of the Lenders as provided in CLAUSE (b)(i) above, and the Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of all payments received by the Administrative Agent for the account of such Lender; and

                           (iii) If any Lender Party ever receives or recovers
                  (whether by set-off or otherwise) any amount in excess of its share of payments in accordance with CLAUSE (b)(i) above, then that Lender Party shall within ten days pay to the Administrative Agent an amount equal to that excess, which the Administrative Agent shall promptly share with each other Lender Party so that each Lender Party has thereafter received the portion of that receipt or recovery to which it was entitled under CLAUSE (b)(i) above.

                  (c) Upon the occurrence of a Pro-Rata Distribution Event (i) if (A) the Outstanding Credit Extensions consisting of Pro-Rata Extensions of any Lender Party is less than (B) that Lender Party's Percentage of the then total Outstanding Credit Extensions consisting of Pro-Rata Credit Extensions owed to all Lender Parties, then (ii) that Lender Party shall within ten days pay to the Administrative Agent an amount equal to that deficiency, which the Administrative Agent shall promptly share with each other Lender Party so that each Lender Party is thereafter owed its Percentage of all Outstanding Credit Extensions consisting of Pro-Rata Credit Extensions owed to all Lender Parties.

                  (d) In respect of the payments made by a Lender Party (a) "PAYING LENDER PARTY") to the Administrative Agent that are in turn paid other Lender Parties under CLAUSES (b)(iii) and (c)(ii) above:

                           (i) the Administrative Agent shall treat such payment
                  as if it were a payment by the relevant Obligor to the Lender Parties who receive payments made by a Paying Lender under those clauses in respect of amounts owed to those receiving Lender Parties;

                           (ii) as between (A) the relevant Obligor and the
                  Paying Lender Party, the amount paid by the Paying Lender Party shall be treated as not having been paid, but (B) that Obligor and the Lender Parties receiving payment under those clauses, the amount paid by the Paying Lender Party shall been treated as having been paid to those receiving Lender Parties to the extent received by them under those clauses; and

                           (iii) if a Paying Lender Party is subsequently
                  required to repay to any Obligor any amount received or recovered by it and paid to the other Lender Parties pursuant to this CLAUSE (c), then each relevant Lender Party shall promptly repay to the

                                                       EUROPEAN CREDIT AGREEMENT

                  Administrative Agent for the account of the Paying Lender Party the portion of such amount distributed to it pursuant to this CLAUSE (c), together with interest thereon at a rate sufficient to reimburse the Paying Lender Party for any interest which it has been required to pay to such Obligor in respect of such portion of such amount.

        SECTION 5.10 RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, each Lender Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final but excluding, for the avoidance of doubt, any payment received pursuant to this Agreement by the Administrative Agent in its capacity qua Administrative Agent on behalf of the Lenders) at any time held and other indebtedness at any time due and owing by such Lender Party (in any currency and at any branch or office) to or for the credit or the account of any Obligor against any and all of the Obligations of such Obligor now or hereafter existing under this Agreement or any other Loan Document that are at such time due and owing, irrespective of whether or not such Lender Party shall have made any demand under this Agreement or such other Loan Document (other than any notice expressly required hereby). The rights of each Lender Party under this SECTION
5.10 are in addition to other rights and remedies (including other rights of set-off) which such Lender Party may have.

        SECTION 5.11 JUDGMENTS, CURRENCIES, ETC. The obligation of each Obligor to make payment of all Obligations in the Required Currency shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than the Required Currency, except to the extent such tender or recovery shall result in the actual receipt by the recipient at the office required hereunder of the full amount of the Required Currency expressed to be payable under this Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Obligor authorizes the Administrative Agent (or in the case of a Non-Rata Revolving Loan or any other amount required to be paid to any Lender directly, the relevant Lender) on any tender or recovery in a currency other than the Required Currency to purchase in accordance with normal banking procedures the Required Currency with the amount of such other currency so tendered or recovered. The obligation of each Obligor to make payments in the Required Currency shall be enforceable as an alternative or additional cause of action for the purpose of recovery in the Required Currency of the amount (if any) by which such actual receipt shall fall short of the full amount of the Required Currency expressed to be payable under this Agreement or any other Loan Document, and shall not be affected by judgment being obtained for any other sums due under this Agreement or such other Loan Document.

        SECTION 5.12 REPLACEMENT OF LENDERS. Each Lender hereby severally agrees that if such Lender (a "SUBJECT LENDER") makes demand upon any Borrower for (or if any Borrower is otherwise required to pay) amounts pursuant to SECTION 4.2.6, 5.3, 5.5, or 5.7, or if the obligation of such Lender to make Loans is suspended pursuant to SECTION 5.1(a), such Borrower may, so long as no Event of Default shall have occurred and be continuing, replace such Subject Lender with another financial institution pursuant to an assignment in accordance with SECTION 11.11.1; provided that (i) unless such financial institution is a Lender or an Affiliate of a Lender, such financial institution shall become a Lender only with the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, and (ii) the purchase price paid by such designated financial institution shall be in the amount of such Subject Lender's Loans and its applicable Adjusted Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under SECTIONS 4.2.6, 5.3, 5.5, and 5.7),

                                                       EUROPEAN CREDIT AGREEMENT
owing to such Subject Lender hereunder. Upon the effective date of such assignment, such designated financial institution shall become a Lender for all purposes under this Agreement and the other Loan Documents.

        SECTION 5.13 CHANGE OF LENDING OFFICE. If Micro or any other Obligor is required to pay additional amounts to or for the account of any Lender Party pursuant to SECTION 4.2.6, 5.3, 5.5, or 5.7, or if the obligation of any Lender to make or continue Loans is suspended pursuant to SECTION 5.1(a), then such Lender Party will change the jurisdiction of its Lending Office if, in the judgment of such Lender Party, such change (a) will eliminate or reduce any such additional payment which may thereafter accrue or will avoid such suspension and
(b) is not otherwise disadvantageous to such Lender Party.

        SECTION 5.14 ECONOMIC AND MONETARY UNION.

                  (a) The parties confirm that the occurrence or non-occurrence of an EMU Event will not of itself (i) result in any full or partial discharge (whether by frustration or otherwise), cancellation, rescission, or termination of this Agreement, (ii) entitle any party unilaterally to fully or partially cancel, rescind, terminate, or vary this Agreement, or (iii) result in a Default or Event of Default.

                  (b) All Obligations, when denominated in the New Currency, will be governed by the provisions relating to the European Currency Units mentioned in this Agreement, including those relating to the rates of commissions, fees, interest, margin, and calculation basis.

                  (c) The changeover to the New Currency will not in any way affect any term or condition of this Agreement except to the extent expressly mentioned in this SECTION 5.14.

                                  ARTICLE VI

                    CONDITIONS TO MAKING CREDIT EXTENSIONS
                      AND ACCESSION OF ACCEDING BORROWERS

        SECTION 6.1 INITIAL CREDIT EXTENSION. The obligation of each Lender and, if applicable, any Issuer to make the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 6.1.

        SECTION 6.1.1 RESOLUTIONS, ETC. The Administrative Agent will have received from each Obligor a certificate, dated the Effective Date and with counterparts for each Lender, duly executed and delivered by the Secretary, Assistant Secretary, or other authorized representative of such Obligor as to:

                  (a) resolutions of its Board of Directors or its Executive Committee, as the case may be, then in full force and effect authorizing the execution, delivery and performance of this Agreement and the Guaranty and each other Loan Document to be executed by it,

                  (b) the incumbency and signatures of those of its officers authorized to act as Authorized Persons for it with respect to this Agreement and the Guaranty and each other Loan Document to be executed by it; and

                                                       EUROPEAN CREDIT AGREEMENT

                  (c) the Organic Documents of such Obligor (including, without limitation, with respect to Micro, any amendments, modifications, or supplements to the Board Representation Agreement since October 30,
         1996),

upon which certificate each Lender may conclusively rely until the Administrative Agent shall have received a further certificate of the Secretary of the relevant Obligor canceling or amending such prior certificate. In addition, each Obligor shall, where applicable, have delivered to the Administrative Agent a good standing certificate from the relevant governmental regulatory institution of its jurisdiction of incorporation, each such certificate to be dated a date reasonably near (but prior to) the date of the initial Credit Extension.

        SECTION 6.1.2 EFFECTIVE DATE CERTIFICATE. The Administrative Agent shall have received, with counterparts for each Lender, the Effective Date Certificate, dated the Effective Date and duly executed and delivered by the chief executive officer, an Authorized Person or the Treasurer of Micro. All documents and agreements required to be appended to the Effective Date Certificate shall be in form and substance satisfactory to the Lenders.

        SECTION 6.1.3 GUARANTIES, ETC. The Administrative Agent shall have received, with counterparts for each Lender (a) each of the Guaranties in effect as of the Effective Date, dated the date hereof, duly executed and delivered by an Authorized Person of the relevant Guarantor and (b) the Intra-Group Agreement, dated the date hereof and duly executed by each Borrower that is a Guarantor.

        SECTION 6.1.4 FINANCIAL INFORMATION, ETC. The Administrative Agent shall have received true and correct copies for each Lender, of

                  (a) audited consolidated financial statements of Micro and its Consolidated Subsidiaries for its last Fiscal Year, prepared in accordance with GAAP free of any Impermissible Qualifications; and

                  (b) unaudited consolidated financial statements for Micro and its Consolidated Subsidiaries for the first two Fiscal Periods of the 1997 Fiscal Year, prepared in accordance with GAAP.

        SECTION 6.1.5 COMPLIANCE CERTIFICATE. The Administrative Agent shall have received, with counterparts for each Lender, an initial Compliance Certificate, dated as of the Effective Date.

        SECTION 6.1.6 CONSENTS, ETC. The Administrative Agent shall have received evidence satisfactory to it as to the receipt by each Obligor of any necessary consents or waivers under any agreement applicable to such Obligor in order to enable such Obligor to enter into this Agreement and any other Loan Document, to perform its obligations hereunder and thereunder and, in the case of each Borrower, to obtain Credit Extensions hereunder.

        SECTION 6.1.7 CLOSING FEES, EXPENSES, ETC. The Agents, its counsel, and each Lender shall have received payment in full of all fees, costs, and expenses under SECTIONS 4.3 and 11.3 to the extent (a) then due and payable and (b) unless an amount is otherwise provided by the Loan Documents or the Fee Letter and without waiving the right for subsequent reimbursement in accordance with the Loan Documents, to the extent that a reasonably detailed invoice is presented to Micro by October 23, 1997.

                                                       EUROPEAN CREDIT AGREEMENT

        SECTION 6.1.8 OPINIONS OF COUNSEL. The Administrative Agent shall have received opinions of counsel, dated the Effective Date and addressed to the Documentation Agent, the Administrative Agent and all the Lenders, from:

                  (a) James E. Anderson, General Counsel of Micro, covering the matters set forth in EXHIBIT M hereto,

                  (b) Davis Polk & Wardwell, special counsel to Micro, covering the matters set forth in EXHIBIT N hereto;

                  (c) Baker & McKenzie, special Belgian counsel to Coordination Center, covering the matters set forth in EXHIBIT O hereto;

                  (d) Fogler, Rubinoff, special Canadian counsel to Micro Canada, covering the matters set forth in EXHIBIT P hereto;

                  (e) Allen & Gledhill, special Singapore counsel to Micro Singapore, covering the matters set forth in EXHIBIT Q hereto; and

                  (f) Allen & Overy, special English counsel to the Agents, covering the matters set forth in EXHIBIT R hereto.

        SECTION 6.1.9 SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant to this ARTICLE VI by or on behalf of each Obligor shall be satisfactory in form and substance to the Administrative Agent (who may rely upon the advice of its legal counsel with respect to legal matters in making such determination), and the Administrative Agent shall have received such additional information, approvals, opinions, documents, or instruments as the Administrative Agent or the Required Lenders may reasonably request.

        SECTION 6.2 ALL CREDIT EXTENSIONS. The obligation of each Lender to make any Credit Extension (including the initial Credit Extension) shall be subject to the satisfaction of each of the additional conditions precedent set forth in this SECTION 6.2.

        SECTION 6.2.1 COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to such Credit Extension other than any continuation or conversion (except as otherwise set forth in the initial proviso to this section) of a Borrowing (but, if any Default of the nature referred to in
SECTION 9.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of such Credit Extension to such other Indebtedness), the following statements shall be true and correct:

                  (a) the representations and warranties of each Obligor set forth in ARTICLE VII (excluding, however, those contained in SECTION 7.8) and in any other Loan Document shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); provided that if any of the financial statements delivered pursuant to CLAUSE (b) of SECTION
         8.1.1 do not present fairly the consolidated financial condition of the Persons covered

                                                       EUROPEAN CREDIT AGREEMENT
         thereby as of the dates thereof and the results of their operations for the periods then ended and Micro subsequently delivers one or more financial statements pursuant to CLAUSE (a) or (b) of SECTION 8.1.1 which, in the opinion of the Required Lenders, effectively cures any omission or misstatement contained in such prior delivered financial statement, then the representation and warranty contained in SECTION
         7.6 as it relates to such prior delivered financial statement shall be deemed satisfied for purposes hereof (it being understood and agreed that such subsequent delivered financial statements shall be deemed to have cured such earlier delivered inaccurate financial statements unless the Required Lenders raise an objection with respect thereto);

                  (b) except as disclosed in ITEM 7.8 (Litigation) of the Disclosure Schedule:

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding shall be pending or, to the knowledge of any Obligor, threatened against any Obligor, or any of their respective Consolidated Subsidiaries in respect of which there exists a reasonable possibility of an outcome that would result in a Material Adverse Effect or that would affect the legality, validity or enforceability of this Agreement or any other Loan Document; and

                           (ii) no development shall have occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding so disclosed in respect of which there exists a reasonable possibility of an outcome that would result in a Material Adverse Effect;

                  (c) no Default shall have occurred and be continuing, and no Obligor, nor any of their respective Subsidiaries, shall be in violation of any law or governmental regulation or court order or decree which, singly or in the aggregate, results in, or would reasonably be expected to result in, a Material Adverse Effect; and

                  (d) the Outstanding Credit Extensions of all the Lenders do not exceed the Total Credit Commitment Amount (as such amount may be reduced from time to time pursuant to SECTION 2.3);

provided that in the case of any continuation or conversion of a Borrowing, no Event of Default shall have occurred and be continuing.

        SECTION 6.2.2 CREDIT EXTENSION REQUEST. In the case of any Pro-Rata Credit Extension the Administrative Agent shall have received the relevant Credit Extension Request in a timely manner as herein provided for such Pro-Rata Credit Extension. Delivery of a Credit Extension Request and the acceptance by Micro or any other Borrower of the proceeds of any Pro-Rata Credit Extension shall constitute a representation and warranty by each Obligor that, on the date of making such Pro-Rata Credit Extension (both immediately before and after giving effect to the making of such Pro-Rata Credit Extension and the application of the proceeds thereof), the statements made in SECTION 6.2.1 are true and correct.

        SECTION 6.2.3 NON-RATA REVOLVING LOANS. In the case of any requested Non-Rata Revolving Loan, each of the applicable conditions set forth in SECTIONS
3.3 and 6.2 or otherwise specified by the relevant Lender in connection with such Non-Rata Revolving Loan shall have been satisfied.

                                                       EUROPEAN CREDIT AGREEMENT

        SECTION 6.2.4 NON-RATA LETTERS OF CREDIT. In the case of any requested Non-Rata Letter of Credit, each of the applicable conditions set forth in SECTIONS 3.4 and 6.2 or otherwise specified by the relevant Issuer (with respect to Non-Rata Letters of Credit) in connection with such Non-Rata Letter of Credit shall have been satisfied.

        SECTION 6.3 ACCEDING BORROWERS. Subject to the prior or concurrent satisfaction of the conditions precedent set forth in this SECTION 6.3, any Subsidiary of Micro may become a party hereto and a Supplemental Borrower and an Obligor hereunder subsequent to the Effective Date (each such Subsidiary of Micro, an "ACCEDING BORROWER"), entitled to all the rights and subject to all the obligations incident thereto and each Acceding Borrower may request the Lenders to make Non-Rata Credit Extensions on the terms and subject to the conditions of this Agreement.

        SECTION 6.3.1 RESOLUTIONS, ETC. The Administrative Agent shall have received from such Acceding Borrower a certificate, dated the date such Acceding Borrower is accepted by the Administrative Agent as a Supplemental Borrower hereunder and with counterparts for each Lender, duly executed and delivered by the Secretary, Assistant Secretary or other authorized representative of such Acceding Borrower as to:

                  (a) resolutions of its Board of Directors or its Executive Committee, as the case may be, then in full force and effect authorizing the execution, delivery and performance of this Agreement and the Guaranty (if any) and each other Loan Document to be executed by it;

                  (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and the Guaranty (if any) and each other Loan Document to be executed by it; and

                  (c) the Organic Documents of such Acceding Borrower, upon which certificate each Lender may conclusively rely until the Administrative Agent shall have received a further certificate of the Secretary of such Acceding Borrower canceling or amending such prior certificate. In addition, each Acceding Borrower shall have delivered to the Administrative Agent a good standing certificate from the relevant governmental regulatory institution of its jurisdiction of organization, each such certificate to be dated a date reasonably near (but prior to) the date such Acceding Borrower becomes a Supplemental Borrower hereunder.

        SECTION 6.3.2 DELIVERY OF ACCESSION REQUEST AND ACKNOWLEDGMENT. The Administrative Agent shall have received (a) an original Accession Request and Acknowledgment duly completed and executed and delivered by such Acceding Borrower and (b) originals of any other instruments evidencing accession of such Acceding Borrower hereunder as the Administrative Agent may reasonably request, in each case effective as of the date such Acceding Borrower becomes a Supplemental Borrower hereunder.

        SECTION 6.3.3 GUARANTIES, ETC. If such Acceding Borrower has not previously delivered an Additional Guaranty and such Acceding Borrower is a Material Subsidiary, then the Administrative Agent shall have received, with counterparts for each Lender (a) an Additional Guaranty executed by such Acceding Borrower, in effect as of the date such Acceding Borrower becomes a Supplemental Borrower hereunder, duly executed and delivered by an Authorized Person of such Acceding Borrower, and (b) such instruments and documents evidencing accession of such Acceding Borrower under the Intra-Group Agreement as the Administrative Agent may reasonably request, in each case effective with

                                                       EUROPEAN CREDIT AGREEMENT
respect to such Acceding Borrower as of the date such Acceding Borrower becomes a Supplemental Borrower hereunder.

        SECTION 6.3.4 COMPLIANCE CERTIFICATE. The Administrative Agent shall have received with counterparts for each Lender, a Compliance Certificate from Micro, dated the date such Acceding Borrower becomes a Supplemental Borrower hereunder.

        SECTION 6.3.5 CONSENTS, ETC. The Administrative Agent shall have received evidence satisfactory to it as to the receipt by such Acceding Borrower of any necessary consents or waivers under any agreement applicable to such Acceding Borrower in order to enable such Acceding Borrower to enter into this Agreement and any other Loan Document, to perform its obligations hereunder and thereunder and to obtain Credit Extensions hereunder.

        SECTION 6.3.6 OPINIONS OF COUNSEL. The Administrative Agent shall have received an opinion of counsel, dated the date such Acceding Borrower becomes a Supplemental Borrower hereunder and addressed to the Documentation Agent, the Administrative Agent and all the Lenders, from the General Counsel of Micro, or such other counsel as shall be reasonably satisfactory to the Administrative Agent, covering the matters set forth in EXHIBIT M hereto as to such Acceding Borrower.


                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

In order to induce the Lender Parties to enter into this Agreement and to make Credit Extensions hereunder, each Borrower represents and warrants unto the Administrative Agent and each Lender with respect to itself and the other Obligors as set forth in this ARTICLE VII.

        SECTION 7.1 ORGANIZATION, ETC. Each of the Obligors and each of the respective Subsidiaries is a company or corporation, as the case may be, validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification and where the failure to so qualify and to maintain such good standing, singularly or in the aggregate, has resulted in, or would reasonably be expected to result in, a Material Adverse Effect, and has full power and authority and holds all requisite governmental licenses, permits, authorizations and other approvals to enter into and perform its Obligations under this Agreement and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it, excluding any such governmental licenses, permits or other approvals in respect of which the failure to so obtain, hold or maintain has not caused, and would not reasonably be expected to result in, a Material Adverse Effect.

        SECTION 7.2 DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by each Obligor of this Agreement and each other Loan Document executed or to be executed by it are within such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene such Obligor's Organic Documents;

                                                       EUROPEAN CREDIT AGREEMENT

                  (b) contravene any law or governmental regulation or court decree or order binding or affecting such Obligor; or

                  (c) result in, or require the creation or imposition of, any Lien on any of such Obligor's properties.

        SECTION 7.3 NO DEFAULT. None of the Obligors, nor any of their respective Subsidiaries, is in Default in the performance of any obligation, agreement or condition contained in any bond, debenture, note, or in any indenture, loan agreement, or other agreement, in connection with or as a result of which Default there exists a reasonable possibility that a Material Adverse Effect could arise. The execution, delivery and performance by each Obligor of this Agreement and each other Loan Document executed or to be executed by such Obligor will not conflict with, or constitute a breach of, or a Default under, any such bond, debenture, note, indenture, loan agreement or other agreement to which any Obligor or any of their respective Subsidiaries is a party or by which it is bound, in connection with, or as a result of which, conflict, breach or Default, there exists a reasonable possibility that a Material Adverse Effect could arise.

        SECTION 7.4 GOVERNMENT APPROVAL, REGULATION, ETC. No action by, and no notice to or filing with, any governmental authority or regulatory body or other Person and no payment of any stamp or similar tax, is required for the due execution, delivery, or performance by any Obligor of this Agreement or any other Loan Document to which it is a party. No Obligor (nor any of its Subsidiaries) is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        SECTION 7.5 VALIDITY, ETC. This Agreement constitutes, and each other Loan Document executed by any Obligor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of each Obligor party thereto, enforceable against such Obligor in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or by general principles of equity.

        SECTION 7.6 FINANCIAL INFORMATION. The financial statements of Micro and its Consolidated Subsidiaries to be delivered pursuant to SECTION 6.1.5 will have been prepared in accordance with GAAP and present fairly (subject, in the case of such financial statements delivered pursuant to CLAUSE (b) thereof (which financial statements, in accordance with SECTION 1.4(a) hereof, are not required to contain certain footnote disclosures required by GAAP), to ordinary year-end adjustments) the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. All the financial statements delivered pursuant to CLAUSES (a) and (b) of SECTION 8.1.1 have been and will be prepared in accordance with GAAP consistently applied, and do or will present fairly (subject, in the case of such financial statements delivered pursuant to CLAUSE
(b) thereof (which financial statements, in accordance with SECTION 1.4(a) hereof, are not required to contain certain footnote disclosures required by
GAAP), to ordinary year-end adjustments) the consolidated financial condition of the Persons covered thereby as of the dates thereof and the results of their operations for the periods then ended.

                                                       EUROPEAN CREDIT AGREEMENT

        SECTION 7.7 NO MATERIAL ADVERSE EFFECT. Since December 31, 1996, there has been no event or events which, singly or in the aggregate, have resulted in a Material Adverse Effect.

        SECTION 7.8 LITIGATION, LABOR CONTROVERSIES, ETC. Except as disclosed in
ITEM 7.8 (Litigation) of the Disclosure Schedule, there is no pending or, to the knowledge of any Obligor, threatened litigation, action, proceeding or labor controversy affecting any Obligor, or any of their respective Subsidiaries, or any of their respective properties, businesses, assets or revenues, in respect of which there exists a reasonable possibility of an outcome that would result in a Material Adverse Effect or that would affect the legality, validity or enforceability of this Agreement or any other Loan Document.

        SECTION 7.9 SUBSIDIARIES. As of the date hereof, Micro has no Subsidiaries, except those Subsidiaries which are identified in ITEM 7.9 (Existing Subsidiaries) of the Disclosure Schedule and certain other Subsidiaries that are shell corporations that do not conduct any business and do not in the aggregate have a net worth exceeding $1,000,000.

        SECTION 7.10 OWNERSHIP OF PROPERTIES. Each Obligor and each of their respective Subsidiaries owns good and marketable title (or their respective equivalents in any applicable jurisdiction) to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear of all Liens, charges or claims except as permitted pursuant to SECTION 8.2.2, except where such failure or failures to own, singly or in the aggregate, has not resulted in, or would not reasonably be expected to result in, a Material Adverse Effect.

        SECTION 7.11 TAXES. Each Obligor and each of their respective Subsidiaries has filed all material tax returns and reports it reasonably believes are required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except as disclosed in ITEM 7.11 (Taxes) of the Disclosure Schedule and except for any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; provided that, with respect to any Subsidiary that is not a Material Subsidiary, this representation and warranty shall be satisfied if the tax returns or reports not so filed or the taxes or governmental charges owing by each such Subsidiary are not with respect to any income, sales or use tax and the amount so owing (or which would be so owing if such tax returns or reports were duly filed) with respect to all such Subsidiaries, does not exceed in the aggregate $1,000,000 at any time.

        SECTION 7.12 PENSION AND WELFARE PLANS. Except to the extent that any such termination, liability, penalty or fine would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect (a) during the twelve-consecutive-month period prior to the date hereof and prior to the date of any Credit Extension hereunder, except as disclosed in ITEM 7.12 (Employee Benefit Plans) of the Disclosure Schedule, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA, (b) no condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by any Obligor or any member of the related Controlled Group of any material liability with respect to any contribution thereto, fine or penalty, and (c) except as disclosed in ITEM 7.12 (Employee Benefit Plans) of the Disclosure Schedule, neither any Obligor nor any member of the related Controlled Group has any material contingent liability with

                                                       EUROPEAN CREDIT AGREEMENT
         respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

        SECTION 7.13 ENVIRONMENTAL WARRANTIES.

                  (a) Each Obligor and each of their respective Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. Each of such permits, licenses and authorizations is in full force and effect and each Obligor and each of their respective Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any plan, judgment, injunction, notice or demand letter issued, entered or approved thereunder, except to the extent failure to comply therewith would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                  (b) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or, to the knowledge of any Obligor, threatened by any governmental or other entity with respect to any alleged failure by any Obligor or any of their respective Subsidiaries to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of any Obligor or any of their respective Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials generated by any Obligor or any of their respective Subsidiaries, except to the extent failure to have any such permit, license or authorization would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

        SECTION 7.14 OUTSTANDING INDEBTEDNESS. As of June 27, 1997, neither Micro nor any of its Subsidiaries had any outstanding Indebtedness other than Indebtedness disclosed in ITEM 7.14 (Outstanding Indebtedness) of the Disclosure Schedule and Indebtedness that could be incurred pursuant to SECTION 8.2.1
(a)(ii).

        SECTION 7.15 ACCURACY OF INFORMATION.

                  (a) Except as provided in CLAUSE (b) below, all factual information furnished by or on behalf of any Obligor to any Lender Party for purposes of or in connection with this Agreement or any transaction contemplated hereby is, when taken as a whole, to the best of the knowledge of each Borrower, and all other factual information hereafter furnished by or on behalf of any Obligor to any Lender Party will be, when taken as a whole, to the best of the knowledge of each Borrower, true and accurate in all material respects on the date as of which such information is dated or certified and (in the case of any such information furnished prior to the date hereof) as of the date hereof (unless such information relates to an earlier date, in which case such information, when taken as a whole, shall be true and accurate in all material respects as of such earlier date), and is not, or shall not be, as the case may be, when taken as a whole, incomplete by omitting to state any material fact necessary to make such information not

                                                       EUROPEAN CREDIT AGREEMENT
         misleading.

                  (b) The information (i) in any financial projections furnished under this Agreement is and will be based upon assumptions and information believed by Micro to be reasonable and (ii) furnished with express written disclaimers with regard to the accuracy of that information, is and shall be subject to those disclaimers.

        SECTION 7.16 PATENTS, TRADEMARKS, ETC. Each Obligor and each of their respective Subsidiaries owns and possesses, or has a valid and existing license of, or other sufficient interest in, all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as is necessary for the conduct of the business of each such Obligor or its Subsidiaries as now conducted, without, to the best of the knowledge of each such Obligor, any infringement upon rights of other Persons, which infringement results in or would reasonably be expected to result in a Material Adverse Effect, and there is no license or other interest or right, the loss of which results in, or would reasonably be expected to result in, a Material Adverse Effect.

        SECTION 7.17 MARGIN STOCK. No part of the proceeds of any Credit Extension shall be used at any time by any Obligor or any of their respective Subsidiaries for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock (within the meaning of Regulation U (as amended, modified, supplemented or replaced and in effect from time to time, "REGULATION U") promulgated by the F.R.S. Board of Governors of the Federal Reserve System (together with any successor thereto, the "F.R.S. BOARD") or to extend credit to others for the purpose of purchasing or carrying any Margin Stock if any such use or extension of credit described in this SECTION 7.17 would cause any of the Lender Parties to violate the provisions of Regulation U. Neither any Obligor nor any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purposes of purchasing or carrying any such Margin Stock within the meaning of Regulation
U. Not more than 25% of the value of the assets of any Obligor or any Subsidiary of any Obligor is, as of the date hereof, represented by Margin Stock. No part of the proceeds of any Credit Extension will be used by any Obligor or any of their respective Subsidiaries for any purpose which violates, or which is inconsistent with, any regulations promulgated by the F.R.S. Board, including Regulation U.


                                 ARITICLE VIII

                                   COVENANTS


        SECTION 8.1 AFFIRMATIVE COVENANTS. Each Borrower agrees with the Agents and each Lender that, until all the Commitments have terminated and all Obligations have been paid and performed in full, each Borrower will perform its respective obligations set forth in this SECTION 8.1.

        SECTION 8.1.1 FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. Micro will furnish, or will cause to be furnished, to each Lender Party (1) promptly after filing, copies of each Form 10-K, Form 10-Q, and Form 8-K (or any respective successor forms) filed with the Securities and Exchange Commission (or any successor authority) or any national securities exchange (including, in each case, any exhibits thereto requested by any Lender Party), and (2) to the extent not disclosed in such Forms 10-K, Forms 10-Q, and Forms 8-K (or respective successor forms) for the applicable period, copies of the following financial statements, reports, notices and information:

                                                       EUROPEAN CREDIT AGREEMENT

                  (a) as soon as available and in any event within 120 days after the end of each Fiscal Year of Micro, a copy of the annual audit report for such Fiscal Year for Micro and its Consolidated Subsidiaries, including therein consolidated balance sheets of Micro and its Consolidated Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings, stockholders' equity and cash flow of Micro and its Consolidated Subsidiaries for such Fiscal Year, setting forth in each case, in comparative form, the figures for the preceding Fiscal Year, in each case certified (without any Impermissible Qualification, except that (i) qualifications relating to pre-acquisition balance sheet accounts of Person(s) acquired by Micro or any of its Subsidiaries and (ii) statements of reliance in the auditor's opinion on another accounting firm shall not be deemed an Impermissible Qualification) in a manner satisfactory to the Securities and Exchange Commission (under applicable United States securities law) by Price Waterhouse or its successors or other independent public accountants of national reputation;

                  (b) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Periods occurring during any Fiscal Year of Micro, a copy of the unaudited consolidated financial statements of Micro and its Consolidated Subsidiaries, consisting of
         (i) a balance sheet as of the close of such Fiscal Period and (ii) related statements of earnings and cash flows for such Fiscal Period and from the beginning of such Fiscal Year to the end of such Fiscal Period, in each case certified by an officer who is an Authorized Person of Micro as to (A) being a complete and correct copy of such financial statements which have been prepared in accordance with GAAP consistently applied as provided in SECTION 1.4, and (B) presenting fairly the financial position of Micro and its Consolidated Subsidiaries;

                  (c) at the time of delivery of each financial statement required by CLAUSE (a) or (b) (or Form 10-Q or 10-K in lieu thereof), a certificate signed by an Authorized Person of Micro stating that no Default has occurred and is continuing (or if a Default has occurred and is continuing, and without prejudice to any rights or remedies of any Lender Party hereunder in connection therewith, a statement of the nature thereof and the action which Micro has taken or proposes to take with respect thereto);

                  (d) at the time of delivery of each financial statement required by CLAUSE (a) or (b) (or Form 10-Q or 10-K in lieu thereof), a Compliance Certificate showing compliance with the financial covenants set forth in SECTION 8.2;

                  (e) notice of, as soon as possible after (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy disclosed in ITEM 7.8 (Litigation) of the Disclosure Schedule, or (ii) the commencement of any labor controversy, litigation, action, or proceeding of the type described in SECTION 7.8;

                  (f) promptly after the filing thereof, copies of any registration statements (other than the exhibits thereto and excluding any registration statement on Form S-8 and any other registration statement relating exclusively to stock, bonus, option, 401(k) and other similar plans for officers, directors, and employees of Micro, Industries, Entertainment, or any of their respective Subsidiaries);

                  (g) immediately upon becoming aware of the institution of any steps by any

                                                       EUROPEAN CREDIT AGREEMENT

         Obligor or any other Person to terminate any Pension Plan other than pursuant to Section 4041(b) of ERISA, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(t) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any other event with respect to any Pension Plan which, in any such case, results in, or would reasonably be expected to result in, a Material Adverse Effect, notice thereof and copies of all documentation relating thereto;

                  (h) as soon as possible, and in any event within three Business Days after becoming aware of the occurrence of a Default or any inaccuracy in the financial statements delivered pursuant to CLAUSE
         (a) or (b) of SECTION 8.1.1 if the result thereof is not to present fairly the consolidated financial condition of the Persons covered thereby as of the dates thereof and the results of their operations for the periods then ended, a statement of an Authorized Person of Micro setting forth the details of such Default or inaccuracy and the action which Micro has taken or proposes to take with respect thereto;

                  (i) in the case of each Borrower, promptly following the consummation of any transaction described in SECTION 8.2.5, a description in reasonable detail regarding the same; and

                  (j) such other information respecting the condition or operations, financial or otherwise, of each Borrower, or any of their respective Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

        SECTION 8.1.2 COMPLIANCE WITH LAWS, ETC. Each Borrower will (and each Borrower will cause each of its Subsidiaries to) comply in all respects with all applicable laws, rules, regulations and orders the noncompliance with which results in, or would reasonably be expected to result in, a Material Adverse Effect, such compliance to include (without limitation):

                  (a) except as may be otherwise permitted pursuant to SECTION 8.2.5, the maintenance and preservation of its corporate existence (and in the case of Coordination Center, its status as a coordination center) in accordance with the laws of the Jurisdiction of its incorporation and qualification as a foreign corporation (subject to the materiality standard referred to above); and

                  (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; provided that with respect to any Subsidiary that is not a Material Subsidiary this covenant shall be satisfied if the taxes, assessments or other governmental charges owing by each such Subsidiary (i) is not with respect to any income, sales or use tax and (ii) the amount so owing with respect to all such Subsidiaries does not exceed in the aggregate $1,000,000 at any time.

        SECTION 8.1.3 MAINTENANCE OF PROPERTIES. Each Borrower will (and each Borrower will cause each of its Subsidiaries to) maintain, preserve, protect and keep its material properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements

                                                       EUROPEAN CREDIT AGREEMENT
so that its business carried on in connection therewith may be properly conducted at all times, unless such Borrower or such Subsidiary determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

        SECTION 8.1.4 INSURANCE. Each Borrower will (and each Borrower will cause each of its Subsidiaries to) maintain, or cause to be maintained with responsible insurance companies or through such Borrower's own program of self-insurance, insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon request of the Administrative Agent, furnish to each Lender at reasonable intervals a certificate of an Authorized Person of such Borrower setting forth the nature and extent of all insurance maintained by such Borrower and each of its Subsidiaries in accordance with this SECTION 8.1.4.

        SECTION 8.1.5 BOOKS AND RECORDS. Each Borrower will (and each Borrower will cause each of its Subsidiaries to) keep books and records which accurately reflect all of its business affairs and transactions and permit the Administrative Agent and each Lender, or any of their respective representatives, at reasonable times and intervals and upon reasonable advance notice, to visit all of its offices, to discuss its financial matters with its officers and independent public accountants (and each Borrower hereby authorizes such independent public accountants to discuss the financial matters of such Borrower and its Subsidiaries with the Administrative Agent and each Lender or its representatives whether or not any representative of such Borrower is present but provided that an officer of such Borrower is afforded a reasonable opportunity to be present at any such discussion) and to examine any of its relevant books or other corporate records. Micro will pay all expenses associated with the exercise of any Lender Party's rights pursuant to this
SECTION 8.1.5 at any time during the occurrence and continuance of any Event of Default.

        SECTION 8.1.6 ENVIRONMENTAL COVENANT. Each Borrower will (and each Borrower will cause each of its Subsidiaries to):

                  (a) use and operate all of its facilities and properties in compliance with all Environmental Laws which, by their terms, apply to such use and operation, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all Environmental Laws which, by their terms, apply to such Hazardous Materials, in each case so that the non-compliance with any of the foregoing does not result in, or would not reasonably be expected to result in, either singly or in the aggregate, a Material Adverse Effect;

                  (b) immediately notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws which, singly or in the aggregate, result in, or would reasonably be expected to result in, a Material Adverse Effect, and shall promptly cure and have dismissed with prejudice any actions and proceedings relating to compliance with Environmental Laws where the failure to so cure or have dismissed, singularly or in the aggregate, results in, or would reasonably be expected to result in, a Material Adverse Effect (it being understood that this CLAUSE (b) shall not be construed to restrict any Borrower or any of its Subsidiaries from challenging or defending any such action or proceeding which it, in

                                                       EUROPEAN CREDIT AGREEMENT
         its sole discretion, deems advisable or necessary); and

                  (c) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this SECTION 8.1.6.

        SECTION 8.1.7 USE OF PROCEEDS. Each Borrower shall apply the proceeds of each Credit Extension in accordance with the last recital of this Agreement and shall not use directly and immediately, any proceeds to acquire, or finance the acquisition of, any equity interest in Coordination Center.

        SECTION 8.1.8 PARI PASSU. Each Borrower shall ensure that such Borrower's Obligations rank at least pari passu with all other unsecured Indebtedness of such Borrower.

        SECTION 8.1.9 GUARANTEE OR SURETYSHIP. If any Borrower or any of its Subsidiaries becomes a party to any contract of guarantee or suretyship which would constitute Indebtedness, or if any of its assets becomes subject to such a contract, that contract will be disclosed in the next financial information to be provided by Micro pursuant to CLAUSE (c) of SECTION 8.1.1, provided that any failure to comply with the disclosure obligations of this SECTION 8.1.9 shall not constitute a Default unless the existence of the contract or contracts of guarantee or suretyship which Micro fails to disclose would result in a Default under CLAUSE (c) of SECTION 8.2.3.

        SECTION 8.1.10 ADDITIONAL GUARANTY.

                  (a) Micro may cause any of its Subsidiaries to execute and deliver from time to time in favor of the Lender Parties an Additional Guaranty for the repayment of the Obligations.

                  (b) By no later than November 30, 1997, Micro shall cause Ingram Micro Holdings Limited and Ingram Micro (UK) Limited, both corporations organized and existing under the laws of England, to (i) execute and deliver in favor of the Lender Parties an Additional Guaranty for the repayment of the Obligations, each of which Additional Guaranties shall be in substantially the form of the attached EXHIBIT J with such other terms and provisions as the Administrative Agent determines to be necessary or appropriate (after consulting with legal counsel) in order that such Additional Guaranty complies with local laws, rules and regulations and is fully enforceable (at least to the extent of the form of Additional Guaranty attached as EXHIBIT J) against Ingram Micro Holdings Limited and Ingram Micro (UK) Limited under English law, and (ii) furnish to the Administrative Agent one or more opinions of English counsel (which counsel and the form and substance of such opinions shall be reasonably satisfactory to the Administrative Agent and the Required Lenders) addressed to the Agents and the Lenders addressing the matters set forth in EXHIBIT M, as it relates to such Additional Guarantor and Additional Guaranty.

                  (c) Concurrently when or promptly after any of its Subsidiaries either guarantees any Indebtedness of Micro or any other Obligor or satisfies (at any time) the requirements hereunder which describe a Material Subsidiary, Micro shall cause that Subsidiary to
         (i) execute and deliver in favor of the Lender Parties an Additional Guaranty for the repayment of the Obligations which Additional Guaranty (including, without limitation, any Additional Guaranty executed and delivered by an Acceding Borrower pursuant to SECTION 6.3.3) shall be in

                                                       EUROPEAN CREDIT AGREEMENT
         substantially the form of the attached EXHIBIT J, shall be governed by the laws of a State of the United States, and shall contain such other terms and provisions as the Administrative Agent determines to be necessary or appropriate (after consulting with legal counsel) in order that such Additional Guaranty complies with local laws, rules, and regulations and is fully enforceable (at least to the extent of the form of Additional Guaranty attached as EXHIBIT J) against such Additional Guarantor; provided that, if it shall be illegal under any local law, rule, or regulation for any Additional Guaranty to be governed by the law of any State of the United States and the Administrative Agent shall have received evidence of such illegality (including, if the Administrative Agent shall so request, an opinion of local counsel as to such matters, which counsel and the form and substance of such opinion shall be reasonably satisfactory to the Administrative Agent) reasonably satisfactory to it, then the Administrative Agent shall consent to such Additional Guaranty being governed by the laws of a jurisdiction outside of the United States, which jurisdiction shall be subject to the prior approval of the Administrative Agent, and (ii) furnish to the Administrative Agent an opinion of counsel (which counsel and the form and substance of such opinion shall be reasonably satisfactory to the Administrative Agent and the Required Lenders, it being agreed that if the Additional Guaranty is governed by the laws of any state of the United States, the General Counsel of Micro shall be satisfactory counsel for purposes hereof) addressed to the Agents and the Lenders addressing the matters set forth in EXHIBIT M, as it relates to such Additional Guarantor and Additional Guaranty.

        SECTION 8.1.11 INTRA-GROUP AGREEMENT, ETC. Except to add additional Subsidiaries of Micro as parties thereto, the terms of the Intra-Group Agreement shall not be amended or otherwise modified without the prior consent of the Administrative Agent on behalf of and as directed by the requisite Lenders, such consent not to be unreasonably withheld. In addition, no Person a party to the Intra-Group Agreement shall assign any of its rights or obligations thereunder without the prior consent of the Administrative Agent, such consent not to be unreasonably withheld.

        SECTION 8.2 NEGATIVE COVENANTS. Each Borrower agrees with the Administrative Agent and each Lender that, until all the Commitments have terminated and all Obligations have been paid and performed in full, each Borrower will perform its respective obligations set forth in this SECTION 8.2.

        SECTION 8.2.1 RESTRICTION ON INCURRENCE OF INDEBTEDNESS.

                  (a) No Borrower will (and no Borrower will permit any of its Subsidiaries to) create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than the following:

                           (i) Any indebtedness arising (A) in respect of the
                  Credit Extensions or (B) under or in connection with the Canadian Credit Agreement or the U.S. Credit Agreement;

                           (ii) Indebtedness existing as of October 30, 1996, or
                  incurred pursuant to commitments or lines of credit in effect as of October 30, 1996, (or any renewal or replacement thereof, so long as such renewals or replacements do not increase the amount of such Indebtedness or such commitments or lines of credit), in any case identified in ITEM 8.2.1(a)(ii) (Ongoing Indebtedness) of the Disclosure Schedule; and

                                                       EUROPEAN CREDIT AGREEMENT

                           (iii) additional Indebtedness if after giving effect
                  to the incurrence thereof the Borrowers are in compliance with
                  SECTION 8.2.3, calculated as of the date of the incurrence of such additional Indebtedness, on a pro forma basis.

                  (b) Micro will not at the end of any Fiscal Period permit the sum of (i) Total Indebtedness of Subsidiaries (other than any Guarantor) and (ii) the Amount of Additional Liens to exceed 15% of Consolidated Tangible Net Worth.

        SECTION 8.2.2 RESTRICTION ON INCURRENCE OF LIENS. No Borrower will (and no Borrower will permit any of its Subsidiaries to) create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a) Liens existing as of October 30, 1996, and identified in
         ITEM 8.2.2(a) (Existing Liens) of the Disclosure Schedule and Liens resulting from the extension, renewal or replacement of any such Liens in respect of the same property theretofore subject to such Lien; provided that (i) no property shall become subject to such extended, renewed or replacement Lien that was not subject to the Lien extended, renewed or replaced, (ii) the aggregate principal amount of Indebtedness secured by any such extended, renewed or replacement Lien shall not be increased by such extension, renewal or replacement, (iii) the Indebtedness secured by such Lien shall be incurred in compliance with the applicable terms hereof, including SECTION 8.2.3, and (iv) both immediately before and after giving effect thereto, no Default shall exist;

                  (b) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (c) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (d) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                  (e) Judgment Liens of an amount not exceeding at any time to either 7.25% of Consolidated Tangible Net Worth at the end of the most recently ended Fiscal Period or $80,000,000, whichever is less, in the aggregate, or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and for which, within 30 days of such judgment, the insurance carrier has acknowledged coverage in writing;

                  (f) Liens on property purchased or constructed after the date hereof securing Indebtedness used to purchase or construct such property; provided that (i) no such Lien shall be

                                                       EUROPEAN CREDIT AGREEMENT
         created in or attach to any other asset at the time owned by Micro or any of its Subsidiaries if the aggregate principal amount of the Indebtedness secured by such property would exceed the fair market value of such property and assets, taken as a whole, (ii) the aggregate outstanding principal amount of Indebtedness secured by all such Liens shall not at any time exceed 100% of the fair market value of such property at the time of the purchase or construction thereof, and (iii) each such Lien shall have been incurred within 270 days of the purchase or completion of construction of such property;

                  (g) Liens resulting from utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material may affect the marketability of the same or interfere with the use thereof in the business of any Borrower or any of its Subsidiaries;

                  (h) Liens incurred in the normal course of business in connection with bankers' acceptance financing or used in the ordinary course of trade practices, statutory lessor and vendor privilege liens and liens in connection with ad valorem taxes not yet due, good faith bids, tenders and deposits;

                  (i) Liens on all goods held for sale on consignment;

                  (j) Liens granted by any Subsidiary of Micro in favor of Micro or in favor of another Subsidiary of Micro that is the parent of such Subsidiary granting the Lien, other than Liens granted by a Guarantor to a Subsidiary of Micro that is not a Guarantor; provided that no Person that is not a Subsidiary of Micro shall be secured by or benefit from any such Lien;

                  (k) Liens of the nature referred to in CLAUSE (b) of the definition of the term "LIEN" and granted to a purchaser or any assignee of such purchaser which has financed the relevant purchase of Trade Accounts Receivable of any Borrower or any of their respective subsidiaries;

                  (1) Liens on accounts receivable of Micro Canada with respect to any accounts receivable securitization program; and

                  (m) Additional Permitted Liens.

        SECTION 8.2.3 FINANCIAL CONDITION. Micro will not permit any of the following:

                  (a) the Consolidated Current Ratio as at the end of any Fiscal Period to be less than 1.0 to 1.0;

                  (b) the ratio of (i) Consolidated EBITDA for any period of four consecutive Fiscal Periods to (ii) Consolidated Interest Charges for such period to be less than 3.5 to 1.0;

                  (c) the ratio of (i) the average daily balances of Consolidated Funded Debt during any Fiscal Period to (ii) Consolidated EBITDA for the period of four Fiscal Periods ending on the last day of such Fiscal Period to exceed 3.5 to 1.0; provided that, for purposes of

                                                       EUROPEAN CREDIT AGREEMENT
         calculating this ratio, Consolidated Funded Debt on any day shall be the amount otherwise determined pursuant to the definition thereof plus the amount of Consolidated Transferred Receivables on such day; or

                  (d) the Consolidated Tangible Net Worth as at the end of any Fiscal Period to be less than the sum of (i) the greater of (A) $500,000,000 and (B) an amount equal to 90% of Consolidated Tangible Net Worth as at the end of the Fiscal Year ending nearest to December 31, 1996, plus (ii) as at the end of each Fiscal Year commencing with the Fiscal Year ending closest to December 31, 1997, 67% of Consolidated Net Income (without taking into account any losses incurred in any Fiscal Year) since the beginning of the Fiscal Year which began closest to December 31, 1996.

        SECTION 8.2.4 DIVIDENDS. Except for dividends paid, or redemptions made, in any calendar Year that do not exceed 50% of Consolidated Net Income for the immediately preceding Fiscal Year, Micro will not declare or pay any dividends (in cash, property, or obligations) or any other payments or distributions on account of, or set apart money for a sinking or analogous fund for, or purchase, redeem, retire or otherwise acquire for value, any shares of its capital stock now or hereafter outstanding or any warrants, options or other rights acquire the same; return any capital to its stockholders as such; or make any distribution of assets to its stockholders as such; provided that Micro may redeem, purchase, or acquire any of its capital stock (a) issued to employees pursuant to any Plan or other contract or arrangement relating to employment upon the termination of employment or other events or (b) in a transaction contemplated by the Transition Agreements.

        SECTION 8.2.5 MERGERS, CONSOLIDATIONS, SUBSTANTIAL ASSET SALES, AND DISSOLUTIONS. No Borrower may merge or consolidate with another Person, or sell, lease, transfer, or otherwise dispose of assets constituting all or substantially all of the assets of Micro and its Consolidated Subsidiaries (taken as a whole) to another Person, or liquidate or dissolve, except for the following so long as, in each case, no Event of Default exists or would exist after giving effect to the following:

                  (a) A Supplemental Borrower may liquidate or dissolve, or merge or consolidate with another Person, or sell, lease, transfer, or otherwise dispose of all or substantially all of its assets to another Obligor, so long as, in each case (i) an Obligor is the surviving entity of any such liquidation, dissolution, merger, or consolidation or the transferee of such assets, and (ii) Micro is the surviving entity if involved in such a merger or consolidation.

                  (b) Coordination Center may merge or consolidate with another Person if either (i) Coordination Center is the surviving entity or
         (ii) the surviving Person (A) is organized and in good standing under the laws of The Kingdom of Belgium and (B) expressly assumes Coordination Center's Obligations in a written agreement satisfactory in form and substance to the Required Lenders.

                  (c) Micro may merge or consolidate with another Person if:

                           (i) either Micro is the surviving entity or the
                  surviving Person (A) is organized and in good standing under the laws of a State of the United States and (B) expressly assumes Micro's Obligations in a written agreement satisfactory in form and substance to the Required Lenders; and

                                                       EUROPEAN CREDIT AGREEMENT

                           (ii) unless Micro is the surviving entity in a merger
                  or consolidation that does not constitute a Material Asset Acquisition, Micro delivers to the Administrative Agent, before the merger or consolidation becomes effective, a certificate of Micro's chief executive officer, chief financial officer, or Treasurer stating and demonstrating in reasonable detail that (assuming such proposed transaction had been consummated on the first day of the most recently ended period of four Fiscal Periods for which financial statements have been or are required to have been delivered pursuant to
                  SECTION 8.1.1) Micro (or the other surviving Person) would have been, on a pro forma basis, in compliance with each of the covenants set forth in SECTION 8.2.3 as of the last day of such period.

        SECTION 8.2.6 TRANSACTIONS WITH AFFILIATES. Except in the ordinary course of business, no Borrower will (and no Borrower will permit any of its Subsidiaries to), directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or Indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Indebtedness, or otherwise) in, lease, sell, transfer, or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate (any such payment, investment, lease, sale, transfer, other disposition or transaction, an "AFFILIATE TRANSACTION") except on an arms-length basis on terms at least as favorable to such Borrower (or such Subsidiary) as terms that could have been obtained from a third party who was not an Affiliate; provided that:

                  (a) the foregoing provisions of this section do not prohibit
         (i) agreements with or for the benefit of employees of such Borrower or any Subsidiaries regarding bridge home loans and other loans necessitated by the relocation of such Borrower's or such Subsidiary's business or employees, or regarding short-term hardship advances, (ii) loans to officers or employees of such Borrower or any of its Subsidiaries in connection with the exercise of rights under such Borrower's stock option or stock purchase plan, (iii) any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all of its capital stock of the relevant class so long as, in the case of Micro, after giving effect thereto, no Default shall have occurred and be continuing, (iv) any Affiliate transaction between Micro and any of its Subsidiaries or between any Subsidiaries of Micro, or (v) any Affiliate Transaction (other than any Affiliate Transaction described in CLAUSES (i) through (iv)) in which the amount involved does not exceed $50,000; and

                  (b) the Borrowers shall not, nor shall they permit any of their respective Subsidiaries to, participate in effect any Affiliate Transactions otherwise permitted pursuant to this section which either individually or in the aggregate may involve obligations that are reasonably likely to have a Material Adverse Effect.

The approval by the independent directors of the Board of Directors of the relevant Borrower (or the relevant Subsidiary thereof) of any Affiliate Transaction to which such or such Borrower (or the relevant Subsidiary thereof) is a party shall create a rebuttable presumption that such Affiliate Transaction is on an arms-length basis on terms at least as favorable to such Borrower (or the relevant Subsidiary thereof) as terms that could have been obtained from a third party who was not an Affiliate.

        SECTION 8.2.7 LIMITATIONS ON ACQUISITIONS.

                                                       EUROPEAN CREDIT AGREEMENT

                  (a) No Borrower may make any Material Asset Acquisition unless
         (i) no Event of Default exists or would exist after giving effect to the proposed Material Asset Acquisition, (ii) before the consummation of the proposed Material Asset Acquisition, such Borrower notifies the Administrative Agent that it intends to make the proposed Material Asset Acquisition and reasonably believes that it will be able to provide the certification under CLAUSE (iii) below, and (iii) before consummation of the proposed Material Asset Acquisition, Micro delivers to the Administrative Agent a certificate duly executed and delivered by an Authorized Person of Micro, certifying that (A) immediately upon and following the consummation of the proposed Material Asset Acquisition, Micro will be in compliance with each of SECTIONS 8.2.1 and 8.2.2 and (B) on a pro forma basis (assuming the proposed Material Asset Acquisition had been consummated on the first day of the most recently ended period of four Fiscal Periods for which financial statements have been or are required to have been delivered pursuant to
         SECTION 8.1.1) Micro would have been in compliance with SECTION 8.2.3 as of the last day of such period.

                  (b) Without first providing the notice to the Administrative Agent and the Lenders required by this SECTION 8.2.7(b), the Borrowers shall not (and shall not permit their respective Subsidiaries to) acquire any outstanding stock of any U.S. or non-U.S. corporation, limited company or similar entity of which the shares constitute Margin Stock if after giving effect to such acquisition, Micro and its Affiliates shall hold, in the aggregate, more than 5% of the total outstanding stock of the issuer of such Margin Stock, which notice shall include the name and jurisdiction of organization of such relevant issuer, the market on which such stock is traded, the total percentage of such relevant issuer's stock currently held, and the purpose for which the acquisition is being made.

                  (c) Notwithstanding any contrary provision in this SECTION 8.2.7, the Primary Borrowers shall not (and shall not permit their respective Subsidiaries to) (i) directly or indirectly use the proceeds of any Pro-Rata Credit Extension to make any Acquisition unless, if the board of directors of the Person to be acquired has notified Micro or any of its Subsidiaries that it opposes the offer by the proposed purchaser to acquire that Person, then that opposition has been withdrawn, or (ii) make any Acquisition unless, if the proposed Acquisition is structured as a merger or consolidation, then it will be consummated in compliance with SECTION 8.2.5.

                  (d) Execution and delivery of each Continuation Notice shall constitute the relevant Primary Borrower's representation and warranty that the Primary Borrowers are not then in violation of SECTION 8.2.7(c)(i). No Borrower shall directly or indirectly use the proceeds of any Non-Rata Credit Extension to make any Acquisition if the board of directors of the Person to be acquired has notified Micro or any of its Subsidiaries that it opposes the offer by the proposed purchaser to acquire that Person, and such opposition has not been withdrawn unless the relevant Borrower notifies the relevant Lender of such opposition when it requests such Non-Rata Credit Extension.

        SECTION 8.2.8 LIMITATION ON SALE OF TRADE ACCOUNTS RECEIVABLE. Notwithstanding anything to the contrary in this Agreement, no Borrower will (and no Borrower will permit any of its Subsidiaries to) sell, assign, grant a Lien in, or otherwise transfer any interest in its Trade Accounts Receivable to any Person if, after giving effect thereto, the ratio (expressed as a percentage) of (a) Consolidated Transferred Receivables to (b) the sum of Consolidated Retained Receivables plus

                                                       EUROPEAN CREDIT AGREEMENT

Consolidated Transferred Receivables shall exceed 40%.

        SECTION 8.2.9 SALE OF ASSETS. Except as provided in SECTION 8.2.5, no Obligor will (and no Obligor will permit any of its Subsidiaries to) dispose of any property or assets other than in the ordinary course of business, except that:

                  (a) Micro or any Subsidiary of Micro may dispose of any of its assets so long as the proceeds thereof are either (i) utilized to repay or prepay (in accordance with the provisions of ARTICLE IV hereof) Pro-Rata Revolving Loans (provided that in the event the amount of such proceeds shall exceed the aggregate principal amount of all Pro-Rata Revolving Loans outstanding hereunder at such time, such excess proceeds may be utilized to repay or prepay (in accordance with the provisions hereof) other loans outstanding at such time) or (ii) so long as no Event of Default has occurred and is continuing or would occur after giving effect thereto, reinvested in one or more of the businesses in which Micro or any of its Subsidiaries is principally engaged in accordance with SECTION 8.2.10 hereof;

                  (b) Micro or any Subsidiary of Micro may dispose of assets which are worn out, obsolete or surplus or otherwise have no further useful life to Micro or any of its Subsidiaries; and

                  (c) so long as no Default has occurred and is continuing or would occur after giving effect thereto, Micro and any Subsidiary of Micro may dispose of assets in transactions exclusively among Micro and any of its Subsidiaries or among Subsidiaries of Micro that satisfy the requirements of SECTION 8.2.6; provided that:

                           (i) notwithstanding any provision hereof to the
                  contrary, in the event that, immediately after giving effect to any disposition described in this CLAUSE (c) to a Subsidiary of Micro, such Subsidiary shall own assets constituting at least 10% of Consolidated Assets determined as of the last day of the most recently completed Fiscal Period, such Subsidiary of Micro shall be deemed a Material Subsidiary for all purposes hereunder as of the date of such disposition and Micro shall cause any such Material Subsidiary promptly to execute and deliver an Additional Guaranty in favor of the Lender Parties in accordance with SECTION 8.1.10; and

                           (ii) notwithstanding the foregoing, so long as no
                  Event of Default has occurred and is continuing or would occur after giving effect thereto, (A) any Subsidiary of Micro which is not at the time of such disposition an Obligor may dispose of assets in transactions exclusively with (1) Micro, (2) any Subsidiary of Micro which, at the time of such disposition, is an Obligor, and (3) any other Subsidiary of Micro which is not at the time of such disposition an Obligor, unless, immediately after giving effect to such disposition, such other Subsidiary of Micro would become a Material Subsidiary and such other Subsidiary does not, promptly after such disposition, execute an Additional Guaranty in accordance with
                  SECTION 8.1.10, and (B) Micro or any Subsidiary of Micro which is at the time of such Disposition also an Obligor may Dispose of assets in transactions exclusively with (1) Micro and (2) any other Subsidiary of Micro which, at the time of such disposition, is also an Obligor.

                                                       EUROPEAN CREDIT AGREEMENT

For purposes of this SECTION 8.2.9 "DISPOSE" means sell, lease, transfer, or otherwise dispose of property but shall not include any public taking or condemnation, and "DISPOSITION" and "DISPOSED OF" have corresponding meanings to dispose. Such terms shall not include an exchange of assets if the assets involved in such exchange are similar in function in after giving effect to such exchange there has not been (i) a Material Adverse Effect, (ii) any material deterioration of cash flow generation from or in connection with such assets, or
(iii) any material deterioration in the overall quality of plant, property, and equipment of any Obligor. An "EXCHANGE" shall be deemed to have occurred for purposes hereof if each of the transactions involved shall have been consummated within a six month period.

        SECTION 8.2.10 LIMITATION ON BUSINESSES. Micro and its Subsidiaries, considered as a whole, will not engage principally in businesses other than those conducted by Micro and its Subsidiaries on the date hereof, as described in the Preamble of this Agreement.


                                   ARTICLE IX

                                EVENTS OF DEFAULT

        SECTION 9.1 LISTING OF EVENTS OF DEFAULT. Any of the following events or occurrences described in this SECTION 9.1 shall constitute an "EVENT OF DEFAULT".

        SECTION 9.1.1 NON-PAYMENT OF OBLIGATIONS. A default shall occur in the payment or prepayment when due (a) by any Borrower of any principal of any Loan,
(b) by any Borrower of any interest on any Loan, (c) by any Borrower of any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to SECTION 3.2.2 or 3.2.4 or (d) by any Guarantor of any Guaranteed Obligation (as defined in such Guarantor's Guaranty), and, in the case of CLAUSES (b) or
(d), such default shall continue unremedied for a period of five Business Days.

        SECTION 9.1.2 BREACH OF WARRANTY. Any representation or warranty of any Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or in any other writing or certificate furnished by or on behalf of any Obligor to the Administrative Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to ARTICLE VI) is or shall be incorrect when made in any material respect.

        SECTION 9.1.3 NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. Any Obligor shall default in the due performance and observation of any of its obligations under SECTION 8.2.2 (excluding the involuntary incurrence of Liens involving individually or collectively amounts in controversy or encumbered assets or both having a value of less than $60,000,000 at any time, which involuntary incurrences are subject to SECTION 9.1.4 below), SECTION 8.2.3,
SECTION 8.2.4, or SECTION 8.2.5 (excluding any default by Micro in the performance of its obligation to deliver, prior to the consummation of any Material Asset Acquisition, the certificate required to be so delivered in connection therewith pursuant to SECTION 8.2.7(a)(iii), default of which is subject to SECTION 9.1.4 below).

        SECTION 9.1.4 NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. Any Obligor shall default in the payment when due of any fee or any other Obligation not subject to SECTION 9.1.1, or the due performance and observance of any other covenant, agreement or obligation contained herein or in any other Loan Document, and such default shall continue unremedied for a period of 30 days after

                                                       EUROPEAN CREDIT AGREEMENT

Micro obtains actual knowledge thereof or notice thereof shall have been given to Micro by the Administrative Agent or any Lender.

        SECTION 9.1.5 DEFAULT ON INDEBTEDNESS. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness arising under the Canadian Credit Agreement or the U.S. Credit Agreement or any other Indebtedness of any Obligor or any of its Subsidiaries (other than Indebtedness described in SECTION 9.1.1 or Indebtedness which is non-recourse to any Obligor, or any Subsidiary of any Obligor) having an outstanding aggregate principal amount, for Borrower and its Subsidiaries as a group, in excess of the lesser of (a) (i) 5% of Consolidated Tangible Net Worth for the then most recently ended Fiscal Period, individually, or (ii) 10% of Consolidated Tangible Net Worth for the then most recently ended Fiscal Period in the aggregate and (b) $75,000,000 (or the equivalent thereof in any other currency), or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to cause, or (with the giving of any notice or lapse of time or both) to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders to cause, the maturity of any such Indebtedness to be accelerated or such Indebtedness to be prepaid, redeemed, purchased, defeased or otherwise to become due and payable prior to its expressed maturity.

        SECTION 9.1.6 JUDGMENTS. Any judgment or order for the payment of money in excess of (individually or in the aggregate), for Borrower and its Subsidiaries as a group, an amount equal at any time to either 7.25% of Consolidated Tangible Net Worth at the end of the most recently ended Fiscal Period or $80,000,000, whichever is less (or, in either case, the equivalent thereof in any other currency), shall be rendered against any Obligor or any of their respective Subsidiaries and either:

                  (a) enforcement proceedings shall have been commenced and be continuing by any creditor upon such judgment or order for any period of 30 consecutive days; or

                  (b) there shall be any period during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.


        SECTION 9.1.7 PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan:

                  (a) the institution of any steps by any Obligor, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, any such Obligor or any such member could be required to make a contribution in excess of $60,000,000 (or the equivalent thereof in any other currency), to such Pension Plan, or could reasonably expect to incur a liability or obligation in excess of $60,000,000 (or the equivalent thereof in any other currency), to such Pension Plan; or

                  (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

        SECTION 9.1.8 OWNERSHIP; BOARD OF DIRECTORS. Any Person or two or more Persons (excluding the Family Stockholders (as defined in the Board Representation Agreement)) acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (or any successor

                                                       EUROPEAN CREDIT AGREEMENT
regulation)) of capital stock of Micro having more than 25% of the ordinary voting power of all capital stock of Micro then outstanding; and at any time during any period of 25 consecutive calendar months commencing on or after the date of this Agreement, a majority of Board of Directors of Micro shall no longer be composed of individuals (i) who were members such Board of Directors on the first day of such period, (ii) whose election or nomination to such Board of Directors was approved by individuals referred to in CLAUSE (i) above constituting the time of such election or nomination at least a majority of such Board of Directors or (iii) whose election or nomination to such Board of Directors was approved by individuals referred to in CLAUSES (i) and (ii) above constituting at the time of such election or nomination at least a majority of such Board of Directors.

        SECTION 9.1.9 BANKRUPTCY, INSOLVENCY, ETC. Any Obligor or any Material Subsidiary shall:

                  (a) become insolvent or generally fail to pay, or admit in writing its inability to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, administrative receiver, sequestrator, liquidator or other custodian for it, its property, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, administrative receiver, receiver, sequestrator, liquidator or other custodian for it or for a substantial part of its property, and such trustee, receiver, sequestrator, liquidator or other custodian shall not be discharged within 60 days, provided that each Obligor and each Material Subsidiary hereby expressly authorizes each Lender Party to appear in any court conducting any relevant proceedings during such 60-day period to preserve, protect and defend its rights under this Agreement and the other Loan Documents;

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of any Obligor or any Material Subsidiary thereof, as the case may be, and, if any such case or proceeding is not commenced by such Person, such case or proceeding shall be consented to or acquiesced in by such Obligor or Material Subsidiary, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days unstayed or undismissed, provided that each Obligor and each Material Subsidiary hereby expressly authorizes each Lender Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under this Agreement and the other Loan Documents; or

                  (e) take any action authorizing, or in furtherance of, any of the foregoing.

        SECTION 9.1.10 GUARANTIES. Any of the Guaranties or any provisions thereof shall be found or held invalid or unenforceable by a court of competent jurisdiction or shall have ceased to be effective because of the merger, dissolution or liquidation of a Guarantor (other than as may result from a transaction permitted pursuant to SECTION 8.2.5 hereof or by reason of a merger of Guarantor under one Guaranty into the Guarantor under another Guaranty) or any Guarantor shall have repudiated its obligations under a Guaranty.

                                                       EUROPEAN CREDIT AGREEMENT

        SECTION 9.2 ACTION IF BANKRUPTCY. If any Event of Default described in
SECTION 9.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

        SECTION 9.3 ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in SECTION 9.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to Micro declare all or any portion of the outstanding principal amount of the Loans and all other Obligations to be due and payable and/or the Commitments to be terminated, whereupon the full unpaid amount of the Loans and all other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

        SECTION 9.4 ACTION BY WITHDRAWING LENDER. If an Event of Default shall occur because the Borrowers have failed to pay in full a Terminating Lender, for any reason, voluntary or involuntary, the Withdrawing Lender may by notice to Micro declare all or any portion of the outstanding principal amount of the Loans made by such Withdrawing Lender and all other obligations owed to such Withdrawing Lender to be due and payable and/or its commitment to be terminated, whereupon the full unpaid amount of such Loans and all such other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, its Commitment shall terminate.

        SECTION 9.5 CASH COLLATERAL. If any Event of Default shall occur for any reason, whether voluntary or involuntary, and shall not have been cured or waived and shall be continuing and the Obligations are or have been declared due and payable under SECTION 9.2 or 9.3, the Administrative Agent may apply any cash collateral held by the Administrative Agent pursuant of SECTION 3.2.4 to the payment of the Obligations in any order in which the Required Lenders may elect.

                                   ARTICLE X

                         THE ADMINISTRATIVE AGENT AND
                              DOCUMENTATION AGENT

        SECTION 10.1 AUTHORIZATION AND ACTIONS. Each Lender hereby appoints Scotiabank the Administrative Agent and NationsBank as the Documentation Agent under, and for the purposes set forth in, this Agreement and each other Loan Document. Each Lender authorizes each Agent to act on behalf of such Lender under this Agreement and each other Loan Document and in the absence of other written instructions from the Required Lenders received from time to time by the Agents (with respect to which each Agent agrees that it will comply, except as otherwise provided in this SECTION 10.1 or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agents by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each Agent from and against such Lender's Percentage of any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which at any time be imposed on, incurred by, or asserted against, each such Agent in any way relating to or arising

                                                       EUROPEAN CREDIT AGREEMENT
out of this Agreement or any other Loan Document (including any such liability, etc. incurred as a result of each Agent's reliance on any information contained in any Quarterly Report or update with respect thereto), including reasonable attorneys' fees, and as to which either Agent is not reimbursed by Micro or the other Obligors, provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from either Agent's gross negligence or willful misconduct. No Agent shall be required to take any action hereunder or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of either Agent shall be or become, in either Agent's determination, inadequate, such Agent may call additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

        SECTION 10.2 FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., London time, on the day prior to the making of a Pro-Rata Revolving Loan that such Lender will not make available an amount which would constitute its Adjusted Percentage of such requested Pro-Rata Revolving Loan on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the relevant Primary Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the relevant Primary Borrower severally agree, to pay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the relevant Primary Borrower to the date such amount is repaid to the Administrative Agent at an annual interest rate equal to the Administrative Agent's Cost of Funds for the first day that the Administrative Agent made such amounts available and thereafter at a rate of interest equal to the interest rate applicable at the time to the requested Pro-Rata Revolving Loan.

        SECTION 10.3 EXCULPATION. Neither Agent nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor be responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor to make any inquiry respecting the performance by any Obligor of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by either Agent shall not obligate it to make any further inquiry to take any action. Each Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which each such Agent believes to be genuine and to have been presented by a proper Person.

        SECTION 10.4 SUCCESSOR. Either Agent may resign as such at any time upon at least 30 days' prior notice to Micro and all the Lenders. If either Agent shall at any time resign, the Required Lenders, after consultations with Micro, may appoint another Lender as a successor Administrative Agent or Documentation Agent, as the case may be, whereupon such Lender shall become an Administrative Agent or Documentation Agent hereunder, as the case may be. If no successor Administrative Agent or Documentation Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's or Documentation Agent's giving notice of resignation, then the retiring Administrative Agent or Documentation Agent may, on

                                                       EUROPEAN CREDIT AGREEMENT
behalf of the Lenders, after consultations with Micro, appoint a successor Administrative Agent or Documentation Agent, as the case may be which shall be one of the Lenders or that is either a bank or financial institution that is a bank for the purposes of Section 840A of the United Kingdom Income and Corporation Taxes Act 1988 or a commercial banking institution that is organized under the laws of the United States or any State thereof (or a branch or agency of either) and that has a combined capital and surplus of at least $500,000,000. Upon acceptance of any appointment as Administrative Agent or Documentation Agent hereunder, as the case may be, by a successor Administrative Agent or Documentation Agent, as the case may be, such successor Administrative Agent or Documentation Agent shall be entitled to receive from the retiring Administrative Agent or Documentation Agent such documents of transfer and assignment as such successor Administrative Agent or Documentation Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent or Documentation Agent, as the case may be, and the retiring Administrative Agent or Documentation Agent shall be discharged from its duties and obligations under this Agreement. No resignation or removal of either the Administrative Agent or Documentation Agent pursuant to this SECTION 10.4 shall be effective until the appointment of a successor Administrative Agent or Documentation Agent, as the case may be, has become effective. After any retiring Administrative Agent's or Documentation Agent's resignation hereunder as an Administrative Agent or Documentation Agent, as the case may be, the provisions of:

                  (a) this ARTICLE X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent or Documentation Agent under this Agreement; and

                  (b) SECTIONS 11.3 and 11.4 shall continue to inure to its benefit.

        SECTION 10.5 CREDIT EXTENSIONS BY AN AGENT. Each Agent shall each have the same rights and powers with respect to the Credit Extensions made it or any of its Affiliates in its capacity as a Lender and may exercise the same as if it were not an Agent hereunder. Each Agent and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Obligor or Subsidiary of any thereof as if it were not an Agent hereunder.

        SECTION 10.6 CREDIT DECISIONS. Each Lender acknowledges that it has, independently of the Agents and each other Lender, and based on such Lender's review of the financial information of each Obligor, this Agreement, the other Loan Documents (the terms and provisions which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to make available its Commitment and to make available any Non-Rata

Credit Extensions. Each Lender also acknowledges that it will, independently of the Agents and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

        SECTION 10.7 COPIES, ETC. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by any Obligor pursuant to the terms of this Agreement or any other Loan Document (unless concurrently delivered to the Lenders by such Obligor). The Administrative Agent will distribute to each Lender each document or instrument received for its account, and copies of all other communications received by the

                                                       EUROPEAN CREDIT AGREEMENT

Administrative Agent from any Obligor, for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement or any other Loan Document.


                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

        SECTION 11.1 WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by each Borrower and the Required Lenders; provided that no such amendment, modification or waiver which would:

                  (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

                  (b) modify this SECTION 11.1, change the definitions of Adjusted Percentage, Percentage, or Required Lenders, increase the Total Credit Commitment Amount or the Credit Commitment Amount, Adjusted Percentage, or Percentage of any Lender, extend the Commitment Termination Date, or, subject to SECTION 8.2.5, release any Guarantor from any of its payment obligations under the Guaranty entered into by it, shall be made without the consent of each Lender;

                  (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Pro-Rata Credit Extension or the amount of any fee payable under
         SECTION 4.3 shall be made without the consent of each Lender;

                  (d) affect adversely the interests, rights or obligations of the Administrative Agent in its capacity as Administrative Agent shall be made without the consent of the Administrative Agent; or

                  (e) affect adversely the interests, rights or obligations of the Documentation Agent in its capacity as the Documentation Agent shall be made without the consent of the Documentation Agent.

No failure or delay on the part of any Lender Party in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Lender Party under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

        SECTION 11.2 NOTICES. Unless otherwise specified to the contrary, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile

                                                       EUROPEAN CREDIT AGREEMENT
number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. All notices, if mailed and properly addressed with postage prepaid or if properly addressed and sent by paid courier service, shall be deemed given when received; all notices if transmitted by facsimile shall be deemed given when transmitted and the appropriate receipt for transmission received by the sender thereof.

        SECTION 11.3 PAYMENT OF COSTS AND EXPENSES. Micro agrees to pay on demand all reasonable expenses (inclusive of value added tax or any other similar tax imposed thereon) of the Agents (including the reasonable fees and out-of-pocket expenses of the single counsel to the Agents and of local counsel, if any, who may be retained by such counsel to the Agents) in connection with the negotiation, preparation, execution, and delivery of this Agreement and of each other Loan Document (including schedules, exhibits, and forms of any document or instrument relevant to this Agreement or any other Loan Document), and any amendments, waivers, consents, supplements, or other modifications to this Agreement or any other Loan Document as from time to time may hereafter be required, whether or not the transactions contemplated hereby are consummated.

        Micro further agrees to pay, and to save the Lender Parties harmless from all liability for, stamp or other taxes (including, without limitation, any registration duty imposed by Belgian law) which may be payable in connection with the execution, delivery or enforcement of this Agreement or any other Loan Document, and in connection with the making of any Credit Extensions and the issuing of any Letters of Credit hereunder. Micro also agrees to reimburse Lender Party upon demand for all out-of-pocket expenses (inclusive of value added tax or other similar tax imposed thereon and including attorneys' fees and legal expenses (including actual cost to such Lender Party of its in-house counsel) on a full indemnity basis) incurred by each such Lender Party in connection with (x) the negotiation of any restructuring or "work-out," whether or not consummated, of any Obligations and (y) the enforcement of any obligations, provided that Micro shall reimburse each Lender Party for the fees and legal expenses of only one counsel for such Lender Party.

        SECTION 11.4 INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Lender Party and the extension of the Commitments, the Obligors hereby jointly and severally indemnify, exonerate and hold each Lender Party and each of their respective officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, which shall include the actual cost to such Indemnified Party of its in-house counsel but shall not include the fees and expenses of more than one counsel to such Indemnified Party (collectively, the "INDEMNIFIED LIABILITIES"), incurred by Indemnified Parties or any of them as a result of, or arising out of, or relating to:

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

                  (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (excluding, however, any action successfully brought by or on behalf of Micro or any other Borrower with respect to any determination by any Lender not to fund any Credit Extension or not to comply with SECTION 11.15 of this Agreement

                                                       EUROPEAN CREDIT AGREEMENT
         or any action by the Required Lenders to terminate or reduce the Commitments or accelerate the Loans in violation of the terms of this Agreement);

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Obligor, or any of their respective Subsidiaries of all or any portion of the stock or assets of any Person, whether or not any Indemnified Party is party thereto;

                  (d) any investigation, litigation, or proceeding related to any environmental cleanup, audit, compliance, or other matter relating to the protection of the environment or the Release by any Obligor (or any of their respective Subsidiaries) of any Hazardous Material; or

                  (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging, or releases from, any real property owned or operated by any Obligor (or any of their respective Subsidiaries) of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses, or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, such Person;

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Obligors hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

        SECTION 11.5 SURVIVAL. The obligations of Micro and each other Obligor under SECTIONS 5.3, 5.4, 5.5, 5.7, 11.3, and 11.4, and the obligations of the Lenders under SECTIONS 10.1 and 11.15, shall in each case survive any termination of this Agreement, the payment in full of Obligations, and the termination of the Commitments. The representations and warranties made by Micro and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

        SECTION 11.6 SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such Jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdictions.

        SECTION 11.7 HEADINGS. The various headings of this Agreement and of each other Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

        SECTION 11.8 EXECUTION IN COUNTERPARTS, EFFECTIVENESS; ENTIRE AGREEMENT. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Agreement. This Agreement shall become effective on the date when the Administrative Agent has (a) received (i) counterparts hereof executed on behalf of Micro, Coordination Center, Micro Canada, Micro Singapore, the Agents, and each Lender or (ii) facsimile, telegraphic, or other written confirmation (in form and substance satisfactory to the Administrative Agent, who may rely upon the advice of its special counsel in making that determination) of such execution and (b) so notified the Borrowers and the

                                                       EUROPEAN CREDIT AGREEMENT

Lenders;; provided that no Lender shall have any obligation to make the initial Credit Extension until the date (the "EFFECTIVE DATE") that the applicable conditions set forth in SECTIONS 6.1 and 6.2 have been satisfied as provided herein. This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        SECTION 11.9 JURISDICTION.

        SECTION 11.9.1 SUBMISSION. For the benefit of each Lender Party, each Obligor agrees that the courts of England have jurisdiction to settle any disputes in connection with any Loan Document and accordingly submits to the jurisdiction of the English courts.

        SECTION 11.9.2 SERVICE OF PROCESS. Without prejudice to any other mode of service, each Obligor (other than an Obligor incorporated in England and Wales):

                  (a) irrevocably appoints Wright, Son & Pepper as its agent for service of process relating to any proceedings before the English courts in connection with any Loan Document;

                  (b) agrees that failure by a process agent to notify such Obligor of the process will not invalidate the proceedings concerned; and

                  (c) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address for the time being applying under SECTION 11.2.

        SECTION 11.9.3 FORUM CONVENIENCE AND ENFORCEMENT ABROAD. Each Obligor waives objection to the English courts on grounds for inconvenient forum or otherwise as regards proceedings in connection with a Loan Document and agrees that a judgment or order of an English court in connection with a Loan Document is conclusive and binding on it and may be enforced against it in the court of any other jurisdiction.

        SECTION 11.9.4 NON-EXCLUSIVITY. Nothing in this SECTION 11.9 limits the right of a Lender Party to bring proceedings against an Obligor in connection with any Loan Document in any other court of competent jurisdiction, or concurrently in more than one jurisdiction.

        SECTION 11.9.5 GOVERNING LAW. This Agreement and each other Loan Document (unless otherwise provided in any particular Loan Document) are governed by English law.

        SECTION 11.10 SUCCESSORS AND ASSIGNS. This Agreement and each other Loan Document shall be binding upon and shall inure to the benefit of the parties hereto and thereto and their respective successors and assigns; provided that:

                  (a) no Obligor may assign or transfer its rights or obligations hereunder or under any other Loan Document without the prior written consent of all the Lender Parties;

                  (b) the rights of sale, assignment and transfer of the Lenders are subject to SECTION 11.11; and

                                                       EUROPEAN CREDIT AGREEMENT

                  (c) the rights of the Administrative Agent and the Documentation Agent with respect to resignation or removal are subject to SECTION 10.4.

        SECTION 11.11 ASSIGNMENTS AND TRANSFERS OF INTERESTS. No Lender may assign or sell participation interests in its Commitment or any of its Credit Extensions or any portion thereof to any Persons except in accordance with this
SECTION 11.11.

        SECTION 11.11.1 ASSIGNMENTS. Any attempted assignment or transfer by a Lender of its Credit Extensions and Commitment not made in accordance with this
SECTION 11.11.1 shall be null and void.

                  (a) Any Lender may at any time assign or transfer to one or more Eligible Assignees, to any of its Affiliates, to any other Lender, or to any Federal Reserve Bank (each Person described in any of the foregoing clauses as being the Person to whom such assignment or transfer is available to be made, being hereinafter referred to as a "TRANSFEREE LENDER") all or any part of such Lender's total Credit Extensions and Commitment (which assignment or transfer shall be of a constant, and not a varying, percentage of all the assigning Lender's Credit Extensions and Commitment) in a minimum aggregate amount equal to the least of (i) the entire amount of such Lender's total Credit Extensions and Commitment, (ii) $10,000,000, or (iii) $5,000,000 so long as the assignor Lender and each Transferee Lender to whom it is concurrently making an assignment or transfer will, immediately after the effectiveness of such concurrent assignments and transfers, hold Commitments of at least $10,000,000 each

                  (b) Notwithstanding CLAUSE (a) above, each Obligor and Agent shall be entitled to continue to deal solely directly with such Lender in connection with the interests so assigned or transferred to a Transferee Lender unless and until (i) notice of such assignment or transfer, together with payment instructions, addresses, and related information with respect to such Transferee Lender, shall have been given to Micro and each Agent by such Lender and such Transferee Lender, (ii) such Transferee Lender shall have executed and delivered to Micro and each Agent, a Lender Assignment Agreement, and (iii) the Transferee Lender shall have paid a $1,000 processing fee to the Administrative Agent.

                  (c) From and after the effective date of such Lender Assignment Agreement (i) the Transferee Lender thereunder shall be deemed automatically to have become a party to this Agreement and (to the extent rights and obligations under this Agreement have been assigned and transferred to such Transferee Lender in connection with such Lender Assignment Agreement) shall have the rights and obligations of a Lender under this Agreement and the other Loan Documents, and (ii) the assignor Lender (to the extent that rights and obligations under this Agreement have been assigned and transferred by it in connection with such Lender Assignment Agreement) shall be released from its obligations under this Agreement and the other Loan Documents.

                  (d) Accrued interest and accrued fees shall be paid in respect of assigned and retained Credit Extensions and Commitments at the same time or times provided in this Agreement, notwithstanding any such assignments or transfers.

                                                       EUROPEAN CREDIT AGREEMENT

        SECTION 11.11.2 PARTICIPATIONS. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "PARTICIPANT") participating interests in any of its Credit Extensions and Commitments hereunder; provided that:

                  (a) no participation contemplated in this SECTION 11.11.2 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

                  (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

                  (c) each Borrower and each other Obligor and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each other Loan Document;

                  (d) no Participant, unless such Participant is an Affiliate of such Lender or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in CLAUSE (a), (b) or CLAUSE (c) of SECTION 11.1; and

                  (e) no Borrower shall be required to pay any amount under this Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of SECTIONS 5.3, 5.4, 5.5, 5.7, 5.9, 5.10, 11.3, and 11.4, shall be considered a
Lender.

        SECTION 11.12 OTHER TRANSACTIONS. Nothing contained herein shall preclude any Lender Party from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with any Obligor or any of its Affiliates in which such Obligor or such Affiliate is not restricted hereby from engaging with any other Person.

        SECTION 11.13 FURTHER ASSURANCES. Each Obligor agrees to do such further acts and things and to execute and deliver to each Lender Party such additional assignments, agreements, powers, and instruments, as such Lender Party may reasonably require or deem advisable to carry into effect the purposes of this Agreement or any other Loan Document or to better assure and confirm unto such Lender Party its rights, powers and remedies hereunder and thereunder.

        SECTION 11.14 WAIVER OF JURY TRIAL. THE AGENTS, THE LENDERS, MICRO, AND EACH OTHER OBLIGOR HEREBY KNOWINGLY VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR MICRO OR ANY OTHER OBLIGOR, MICRO AND EACH OTHER OBLIGOR AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS

                                                       EUROPEAN CREDIT AGREEMENT

PROVISION (AND EACH OTHER PROVISION OF THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT TO WHICH IS A PARTY.

        SECTION 11.15 CONFIDENTIALITY. Each of the Lender Parties hereby severally agrees with each Borrower that it will keep confidential all information delivered to such Lender Party or on behalf of each Borrower or any of their respective Subsidiaries which information is known by such Lender Party to be proprietary in nature, concerns the terms and conditions of this Agreement or any other Loan Document, or is clearly marked or labeled or otherwise adequately identified when received by such Lender Party as being confidential information (all such information, collectively for purposes of this section, "CONFIDENTIAL INFORMATION"); provided that each Lender Party shall be permitted to deliver or disclose "confidential information": (a) to directors, officers, employees and affiliates; (b) to authorized agents, attorneys, auditors and other professional advisors retained by such Lender Party that have been apprised of such Lender Party's obligation under this SECTION 11.15 and have agreed to hold confidential the foregoing information substantially in accordance with the terms of this section, (c) in connection with the prospective assignment or transfer of all or any part of, or the sale of a participating interest in, such Lender Party's Credit Extensions and Commitment, to any prospective Transferee Lender or Participant that has been apprised of such Lender Party's obligation under this SECTION 11.15 has agreed to hold confidential the foregoing information in accordance with the terms of this section; (d) to any federal or state regulatory authority having jurisdiction over such Lender Party; or (e) to any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Lender Party, (ii) in response to any subpoena or other legal process (provided that the relevant Borrower shall be given notice of any such subpoena or other legal process as soon as possible in any event prior to production (unless provision of any such notice would result in a violation of any such subpoena or other legal process), and the Lender Party receiving such subpoena or other legal process shall cooperate with such Borrower, at such Borrower's expense, seeking a protective order to prevent or limit such disclosure), or (iii) in connection with any litigation to which such Lender Party is a party.

        For purposes hereof, the term "CONFIDENTIAL INFORMATION" does not include any information that: (A) was publicly known or otherwise known by any Lender Party on a non-confidential basis from a source other than the relevant Borrower prior to the time such information is delivered or disclosed to such Lender Party by the relevant Borrower; (B) subsequently becomes publicly known through no act or omission by any Lender Party or any Person acting on behalf of any Lender Party; (C) otherwise becomes known to a Lender Party other than through disclosure by the relevant Borrower (or any Subsidiary thereof) or through someone subject, to such Lender Party's knowledge, to a duty of confidentiality to the relevant Borrower; or (D) constitutes financial statements that are otherwise publicly available.

        SECTION 11.16 RELEASE OF SUBSIDIARY GUARANTORS AND SUPPLEMENTAL
BORROWERS.

                  (a) If (i) the Agents receive a certificate from the chief executive officer, the chief financial officer, or Treasurer of Micro certifying as of the date of that certificate that, after the consummation of the transaction or series of transactions described in such certificate (which certification shall also state that such transactions, individually and in the aggregate, will be in compliance with the terms and conditions of this Agreement, including, to the extent applicable,

                                                       EUROPEAN CREDIT AGREEMENT
         the covenants contained in SECTIONS 8.2.5, 8.2.6, and 8.2.9), and that no Default existed, exists, or will exist, as the case may be, immediately before, as a result of, or after giving effect to such transaction or transactions and the release or termination, as the case may be, described below), the Guarantor or Supplemental Borrower, as the case may be, identified in such certificate will no longer be a Subsidiary of Micro, and (ii) in the case of a Supplemental Borrower, the appropriate Lender Parties have received payment in full of all principal of, interest on, reimbursement obligation in respect of, and fees related to any Outstanding Credit Extensions made by any of them in favor of such Supplemental Borrower and any outstanding Non-Rata Letters of Credit issued for the account of such Supplemental Borrower have been, or arrangements are in place for them to be, terminated, then such Guarantor's Guaranty shall automatically terminate or such Supplemental Borrower shall automatically cease to be a party to this Agreement.

                  (b) No such termination or cessation shall release, reduce, or otherwise adversely affect the obligations of any other Obligor under this Agreement, any other Guaranty, or any other Loan Document, all of which obligations continue to remain in full force and effect.

                  (c) Each Lender Party shall, at Micro's expense, execute such documents as Micro may reasonably request to evidence such termination or cessation, as the case may be.

        SECTION 11.17 COLLATERAL. Each of the Lenders represents to the Administrative Agent and each of the other Lenders that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.


       REMAINDER OF PAGE INTENTIONALLY BLANK. THIS PAGE IS FOLLOWED BY SIGNATURE PAGES FOR THE BORROWERS AS OF THE DATE OF THIS AGREEMENT, FOLLOWED BY
           SEPARATE SIGNATURE PAGES FOR THE AGENTS AND THE LENDERS.

                                                       EUROPEAN CREDIT AGREEMENT

            EXECUTED as of the date first stated in this European Credit Agreement.



INGRAM MICRO INC., as a Primary Borrower     INGRAM EUROPEAN COORDINATION CENTER
and a Guarantor                              N.V., as a Primary Borrower and
                                             a Guarantor

By:   /s/ James F. Ricketts                  By: /s/ Michael J. Grainger
     -----------------------------------         ----------------------------
     James F. Ricketts, Vice President           Michael J. Grainger
     & Worldwide Treasurer                       Authorized Representative



ADDRESS:       1600 E. St. Andrew Place      ADDRESS:        Leuvensesteenweg 11
               Santa Ana, CA 92705                           1932 Sint Stevens
                                                             Woluwe Belgium

FACSIMILE NO.: 714-566-9447                  FACSIMILE NO.:  011-32-2-725-1511

ATTENTION:     James F. Ricketts             ATTENTION:      Stephen Gill

        The undersigned Supplemental Borrowers consent and agree in all respects to the forgoing European Credit Agreement as Supplemental Borrowers, Borrowers and Guarantors under that agreement and all related Loan Documents as those terms are defined in the foregoing European Credit Agreement.



INGRAM MICRO SINGAPORE PTE LTD., as a        INGRAM MICRO, INC., an
Supplemental Borrower and a Guarantor        Ontario, Canada corporation,
                                             as a Supplemental Borrower and a
                                             Guarantor

By:   /s/ Michael J. Grainger                By: /s/ Michael J. Grainger
     ---------------------------------          -------------------------------
      Michael J. Grainger, Attorney              Michael J. Grainger, Attorney
                                                 Authorized Representative

ADDRESS:       143 Cecil Street, #07-03/04   ADDRESS:        230 Barmac Drive
               GB Building                                   Weston, Ontario
               Singapore 069542                              Canada, M9L 2Z3

FACSIMILE NO.: 011-65-226-5337

ATTENTION:     Ng Peng Tea                   FACSIMILE NO.:  416-740-8623
                                             ATTENTION:      Robert E. Carbray


                             One of Several Pages to
                            European Credit Agreement

                     INITIAL
                    COMMITMENT
    PERCENTAGE        AMOUNT

       10%          $50,000,000        NationsBank of Texas N.A.,
                                       as a Lender


                                       By:  /s/ Timothy M. O'Connor
                                           ------------------------------
                                       Name:    Timothy M. O'Connor
                                       Title:   Vice President



LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

901 Main Street                        New Broad Street House
13th Floor                             35 New Broad Street
Dallas, TX 75202                       London EC2M 1NH

Facsimile No.: 214-508-2515            Facsimile No.: 011 44 171 282 6831

Attention: Agency Services             Attention:     011 44 171 282 6831

LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

New Broad Street House                 New Broad Street House
35 New Broad Street                    35 New Broad Street
London EC2M 1NH                        London EC2M 1NH

Facsimile No.: 011 44 171 282 6831     Facsimile No.: 011 44 171 282 6831

Attention: Melanie Harries             Attention: Melanie Harries


                             One of Several Pages to
                            European Credit Agreement

                      INITIAL
                     COMMITMENT
    PERCENTAGE         AMOUNT

      10%           $50,000,000         Scotiabank (U.K.) Limited
                                        as a Lender


                                        By: /s/ Roger A. Ellis
                                            -----------------------
                                        Name:   Roger A. Ellis
                                        Title:  Managing Director


LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

Scotia House                            Scotia House
33 Finsbury Square                      33 Finsbury Square
London  EC2A 1BB                        London EC2A 1BB

Facsimile No.: 011-44-171-826-5617      Facsimile No.: 011-44-171-826-5617

Attention: David Sparks                 Attention: Managing Director



LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:


Scotia House                            Scotia House
33 Finsbury Square                      33 Finsbury Square
London  EC2A 1BB                        London EC2A 1BB

Facsimile No.: 011-44-171-826-5617      Facsimile No.: 011-44-171-826-5617

Attention: David Sparks                 Attention: David Sparks




                            One of Several Pages to
                           European Credit Agreement

                      INITIAL
                     COMMITMENT
    PERCENTAGE         AMOUNT

        5%          $25,000,000         Banco Santender
                                        as a Lender


                                        By: /s/ R. Suhlegel
                                            ----------------------------
                                            Name:  R. Suhlegel
                                            Title: Vice President

                                        By: /s/ D. Rodriquez
                                            ----------------------------
                                            Name:  D. Rodriquez
                                            Title: Vice President


LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

Banco Santender, New York Branch        Banco Santender, New York Branch
45 East 53rd Street                     45 East 53rd Street
New York, NY 10022                      New York, NY 10022

Facsimile No.: 212-350-3690             Facsimile No.: 212-350-3647/350-3690

Attention: Ligia Castro                 Attention: Ligia Castro/Dom Rodriguez



LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

Banco Santender, New York Branch        Banco Santender, New York Branch
45 East 53rd Street                     45 East 53rd Street
New York, NY 10022                      New York, NY 10022

Facsimile No.: 212-350-3690             Facsimile No.: 212-350-3690

Attention: Ligia Castro                 Attention: Ligia Castro




                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      5%           $25,000,000           Bank of America NT&SA
                                         as a Lender

                                         By: /s/ J.S. Pickard
                                             -------------------------
                                         Name:   J.S. Pickard
                                         Title:  Managing Director


LENDING OFFICE FOR LOANS TO MICRO:       ADDRESS FOR NOTICES:

1850 Gateway Blvd                        26 Elmfield Road
Concord, CA 94520                        Bromley, BR1 1WA

Facsimile No.: 510 675 7531              Facsimile No.: 011 44 181 313 2392

Attention: Ms. Shareen Watson            Attention: Claire Godley, Loan Service


LENDING OFFICE FOR OTHER LOANS:          ADDRESS FOR PAYMENT OF FEES:

26 Elmfield Road                         26 Elmfield Road
Bromley, BR1 1WA                         Bromley, BR1 1WA

Facsimile No.: 011 44 181 313 2392       Facsimile No.: 011 44 181 313 2392

Attention: Claire Godley, Loan Service   Attention: Claire Godley, Loan Service


                             One of Several Pages to
                            European Credit Agreement

                     INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

       5%         $25,000,000          Commerzbank Aktiengesellschaft
                                       Brussels Branch
                                       as a Lender


                                        By: /s/ Rainer Bahnsen
                                            ----------------------------
                                        Name:  Rainer Bahnsen
                                        Title: Vice President


                                        By: /s/ Erik Kennis
                                        -------------------------------
                                        Name:   Erik Kennis
                                        Title:  Vice President


LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

Commerzbank Aktiengesellschaft          Commerzbank Aktiengesellschaft
Brussels Branch                         Brussels Branch
Boulevard Louis Schmidt 87              Boulevard Louis Schmidt 87
B-1040, Brussels                        B-1040, Brussels

Facsimile No.: 32(O) 27 43 1911         Facsimile No.: 32(O) 27 43 1911

Attention: Erik Kennis                  Attention: Erik Kennis


LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

Commerzbank Aktiengesellschaft          Commerzbank Aktiengesellschaft
Brussels Branch                         Brussels Branch
Boulevard Louis Schmidt 87              Boulevard Louis Schmidt 87
B-1040, Brussels                        B-1040, Brussels

Facsimile No.: 32(O) 27 43 1911         Facsimile No.: 32(O) 27 43 1911

Attention: Erik Kennis                  Attention: Erik Kennis



                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      5%           $25,000,000         Deutsche Bank AG Munich Branch
                                       as a Lender

                                       By: /s/ Joachim Menlert
                                          -----------------------------
                                       Name:   Joachim Mehlert
                                       Title:  Assistant Vice President


                                       By: /s/ Andreas Berron
                                          ----------------------------
                                       Name:   Andreas Berron
                                       Title:  Director


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Foreign Department                     Corporations and Institutions
Riesstr. 25                            Riesstr. 25
80992 Munich                           80992 Munich
Germany                                Germany

Facsimile No.: 0049-89-2390-2039       Facsimile No.: 0049-89-2390-1419

Attention: Mr. Bernhard Kieninger      Attention: Mr. Robert Wolf
                                                  Ms. Claudia Gruber

LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Corporations and Institutions          Deutsche Bank AG, Munich Branch
Riesstr. 25                            Account-Number.  0052902
80992 Munich                           Bank-Code:       70070010
Germany                                Swift:           DEUT DE MM
                                       Purpose:         Kostenstelle 22 484 000,
                                                        Ingram Micro Inc.
Facsimile No.: 0049-89-2390-1419       Facsimile No.: 0049-89-2390-1419

Attention:  Mr. Robert Wolf            Attention: Mr. Robert Wolf
            Ms. Claudia Gruber


                             One of Several Pages to
                            European Credit Agreement

                      INITIAL
                    COMMITMENT
  PERCENTAGE          AMOUNT

      5%            $25,000,000           The Fuji Bank Limited, Brussels Branch
                                          as a Lender


                                          By: /s/ N. Nagashima
                                             --------------------------------
                                          Name:   N. Nagashima
                                          Title:  Joint General Manager

                                          The Fuji Bank Limited, Los Angeles
                                          Agency, as a Lender


                                          By: /s/ Masahito Fukuda
                                             --------------------------------
                                          Name:   Masahito Fukuda
                                          Title:  Joint General Manager



LENDING OFFICE FOR LOANS TO MICRO:        ADDRESS FOR NOTICES:

333 South Hope Street                     333 South Hope Street
Los Angeles, CA 90071                     Los Angeles, CA 90071

Facsimile No.: 1 213 253 4178             Facsimile No.: 1 213 253 4178

Attention: S. Nishitate /                 Attention: S. Nishitate /
           M. Mylvagamam                             M. Mylvagamam

LENDING OFFICE FOR OTHER LOANS:           ADDRESS FOR NOTICES:

Rue Guimard 6/8                           Rue Guimard 6/8
B-1040 Brussels, Belgium                  B-1040 Brussels, Belgium

Facsimile No.: 32 2 230 93 66             Facsimile No.: 32 2 230 93 66

Attention: A. Saito / B. Schneider        Attention: A. Saito / B. Schneider

                                          ADDRESS FOR PAYMENT OF FEES:

                                          Rue Guimard 6/8
                                          B-1040 Brussels, Belgium
                                          Facsimile No.: 32 2 230 93 66


                            One of Several Pages to
                           European Credit Agreement

                       INITIAL
                      COMMITMENT
     PERCENTAGE         AMOUNT

        5%            $25,000,000       The Industrial Bank of Japan, Limited,
                                        Atlanta Agency
                                        as a Lender


                                        By:  /s/ Kazuo Iida
                                           --------------------------
                                        Name:    Kazuo Iida
                                        Title:   General Manager



LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

The Industrial Bank of Japan, Limited   The Industrial Bank of Japan, Limited
Atlanta Agency                          Atlanta Agency
One Ninety One Peachtree Tower          One Ninety One Peachtree Tower
Suite 3600                              Suite 3600
Atlanta GA 30303-1757                   Atlanta GA 30303-1757

Facsimile No.: 404 577 6818             Facsimile No.: 404 577 6818/404 524 8509

Attention: Takahiro Hoshino             Attention: Takahiro Hoshino/
                                        James Masters

LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR NOTICES:

The Industrial Bank of Japan, Limited   The Industrial Bank of Japan, Limited
London Branch                           London Branch
Bracken House                           Bracken House
One Friday Street                       One Friday Street
London EC4M 9JA                         London EC4M 9JA

Facsimile No.: 0171 248 1114            Facsimile No.: 0171 248 1114

Attention: Ms. Mary Roe                 Attention: Ms. Mary Roe/David Deacon

                                        ADDRESS FOR PAYMENT OF FEES:

                                        The Industrial Bank of Japan, Limited
                                        Atlanta Agency
                                        One Ninety One Peachtree Tower
                                        Suite 3600
                                        191 Peachtree Street, N.E.
                                        Atlanta GA 30303-1757
                                        Facsimile No.: 404 577 6818
                                        Attention: Takahiro Hoshino



                             One of Several Pages to
                            European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      5%           $25,000,000          Kredietbank N.V.
                                        as a Lender

                                        By: /s/ Guy Snoeks
                                            -------------------------
                                        Name:   Guy Snoeks
                                        Title:  Director


                                        By: /s/ Lode Gielens
                                            -------------------------
                                        Name:   Lode Gielens
                                        Title:  Director


LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

Oude Haachtsesteenweg 105               Oude Haachtsesteenweg 105
B-1831 Diegem                           B-1831 Diegem
Belgium                                 Belgium

Facsimile No.: 00 32 2 725 72 02        Facsimile No.: 00 32 2 725 72 02

Attention: Mr. P. Van den Poel          Attention: Mr. P. Van den Poel


LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

Oude Haachtsesteenweg 105               Oude Haachtsesteenweg 105
B-1831 Diegem                           B-1831 Diegem
Belgium                                 Belgium

Facsimile No.: 00 32 2 725 72 02        Facsimile No.: 00 32 2 725 72 02

Attention: Mr. P. Van den Poel          Attention: Mr. P. Van den Poel


                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      5%           $25,000,000         Landesbank Rheinland-Pfalz-Girozantrale
                                       as a Lender

                                       By: /s/ Mr. Poczka
                                           -------------------
                                       Name:   Mr. POCZKA
                                       Title:  Executive VP


                                       By: /s/ Mr. Voepel
                                           -------------------
                                       Name:   Mr. VOEPEL
                                       Title:  Vice President



LENDING OFFICE FOR OTHER LOANS:                ADDRESS FOR NOTICES:

Landesbank Rheinland Pfalz-Girozentrale-       Landesbank Rheinland Pfalz-Girozentrale-
Grobe Bleiche 54-56                            Grobe Bleiche 54-56
D 55098 Mainz                                  D 55098 Mainz
GERMANY                                        GERMANY

Facsimile No.: 0049/6131/13-2684 Mr. VOEPEL    Facsimile No.: 0049/6131/13-2684 Mr. VOEPEL
               or/13-2599 Mr. WAGNER                          or/13-2599 Mr. WAGNER

LENDING OFFICE FOR LOANS TO MICRO:             ADDRESS FOR PAYMENT OF FEES: IN $

Landesbank Rheinland Pfalz-Girozentrale-       Bankers Trust, New York
Grobe Bleiche 54-56                            N.Y. 1006
D 55098 Mainz                                  Account Number: 24-101-861
GERMANY                                        Swift Code: BKTR US 33



Facsimile No.: 0049/6131/13-2684 Mr. VOEPEL
               or/13-2599 Mr. WAGNER





                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      3%           $15,000,000              Banca Monte dei Paschi di
                                            Siena, SpA.
                                            London Branch
                                            as a Lender



                                            By:  /s/ G. Guano R. Boccanera
                                                 --------------------------
                                            Name:    G. GUANO R. BOCCANERA
                                            Title:   GM SENIOR MGB


LENDING OFFICE FOR LOANS TO MICRO:          ADDRESS FOR NOTICES:

9th Floor                                   122 Leadenhall Street
55 East 59th Street                         London EC3V 4RH
New York, NY 10022-1112

Facsimile No.: 00 1 212 891 3661            Facsimile No.: 0171 621 9407

Attention: Daniele Bastianelli              Attention: Howard Kemp


LENDING OFFICE FOR OTHER LOANS:             ADDRESS FOR PAYMENT OF FEES:

122 Leadenhall Street                       122 Leadenhall Street
London EC3V 4RH                             London EC3V 4RH

Facsimile No.: 0171 621 9407                Facsimile No.: 0171 621 9407

Attention: Howard Kemp                      Attention: Howard Kemp



                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      3%         $15,000,000            Den Danske Bank
                                        as a Lender


                                        By: /s/ Henrik Ibsen
                                            ----------------------------
                                        Name:   Henrik Ibsen
                                        Title:  Assistant Vice President

                                        By: /s/ Mogens Sondergaard
                                            ----------------------------
                                        Name:   Mogens Sondergaard
                                        Title:  Vice President


LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

Den Danske Bank, London Branch          Den Danske Bank, London Branch
75 King William Street                  75 King William Street
London  EC4N 7DT                        London  EC4N 7DT
England                                 England

Facsimile No.: +44 171 410 8001         Facsimile No.: +44 171 410 8001

Attention: Loan Administration          Attention: Loan Administration


LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

Den Danske Bank, London Branch          Den Danske Bank, London Branch
75 King William Street                  75 King William Street
London  EC4N 7DT                        London  EC4N 7DT
England                                 England

Facsimile No.: +44 171 410 8001         Facsimile No.: +44 171 410 8001

Attention: Loan Administration          Attention: Loan Administration



                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

       3%          $15,000,000          The Nikko Bank (U.K.) plc
                                        as a Lender


                                        By: /s/ P.A. Walton
                                            -------------------------------
                                        Name:   P.A. Walton
                                        Title:  Chief Credit Officer

                                        By: /s/ Y. Yamamoto
                                            -------------------------------
                                        Name:   Y. Yamamoto
                                        Title:  Deputy Chief Credit Officer


LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

Nikko Bank (U.K.) plc                   Nikko Bank (U.K.) plc
17-21 Godliman Street                   17-21 Godliman Street
EC4V 5NB                                EC4V 5NB

Facsimile No.: 0171 815-0058            Facsimile No.: 0171 815-0058

Attention: Mayumi Bhalla                Attention: Mayumi Bhalla


LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

Nikko Bank (U.K.) plc                   Nikko Bank (U.K.) plc
17-21 Godliman Street                   17-21 Godliman Street
EC4V 5NB                                EC4V 5NB

Facsimile No.: 0171 815-0058            Facsimile No.: 0171 815-0058

Attention: Mayumi Bhalla                Attention: Mayumi Bhalla


                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      3%           $15,000,000              Standard Chartered Bank
                                            as a Lender


                                            By: /s/ Kristina McDavid
                                               ---------------------------
                                            Name:   Kristina McDavid
                                            Title:  Vice President


                                            By: /s/ David D. Cutter
                                                --------------------------
                                            Name:   David D. Cutter
                                            Title:  Senior Vice President


LENDING OFFICE FOR LOANS TO MICRO:          ADDRESS FOR NOTICES:

707 Wilshire Blvd.                          707 Wilshire Blvd.
Los Angeles, CA                             Los Angeles, CA

Facsimile No.: 00 213 614 4270              Facsimile No.: 00 213 614 4270

Attention: Qustandi Shiber                  Attention: Qustandi Shiber


LENDING OFFICE FOR OTHER LOANS:             ADDRESS FOR PAYMENT OF FEES:

707 Wilshire Blvd.                          707 Wilshire Blvd.
Los Angeles, CA                             Los Angeles, CA

Facsimile No.: 00 213 614 4270              Facsimile No.: 00 213 614 4270

Attention: Qustandi Shiber                  Attention: Qustandi Shiber



                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

       2%          $10,000,000          ABN AMRO Bank, N.V. Belgian Bank
                                        as a Lender


                                        By: /s/ Eric Thoelen
                                            -----------------------------
                                        Name:  Eric Thoelen
                                        Title: Manager AGI


                                        By: /s/ Martine Hoomans
                                            -----------------------------
                                        Name:   Marline Hoomans
                                        Title:  Senior Account Manager AGI


LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

ABN AMRO Bank N.V.,                     ABN AMRO Bank N.V.,
Belgian Branch                          Belgian Branch
Regentlaan 53                           Regentlaan 53
B-1000 Brussels                         B-1000 Brussels

Facsimile No.: 32-2-546-0400            Facsimile No.: 32-2-546-0400

Attention: Agi-J. Van Den Eynde         Attention: Agi-M. Hoomans


LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

ABN AMRO Bank N.V.,                     ABN AMRO Bank N.V.,
Belgian Branch                          Belgian Branch
Regentlaan 53                           Regentlaan 53
B-1000 Brussels                         B-1000 Brussels

Facsimile No.: 32-2-546-0400            Facsimile No.: 32-2-546-0400

Attention: Agi-J. Van Den Eynde         Attention: Agi-J. Van Den Eynde



                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      2%           $10,000,000          Banca di Roma, S.P.A.
                                        as a Lender


                                        By: /s/ Vincent Wright
                                            --------------------------------
                                        Name:   Vincent Wright
                                        Title:  Business Development Officer


                                        By: /s/ R. Pandocarmo
                                            --------------------------------
                                        Name:   R. Pandocarmo
                                        Title:  Business Development Officer



LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

81/87 Gresham Street                    81/87 Gresham Street
London EC2V 7NQ                         London EC2V 7NQ

Facsimile No.: 0171 454 7292            Facsimile No.: 0171 454 7292

Attention: S. Siracusa                  Attention: S. Siracusa



LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

81/87 Gresham Street                    81/87 Gresham Street
London EC2V 7NQ                         London EC2V 7NQ

Facsimile No.: 0171 454 7292            Facsimile No.: 0171 454 7292

Attention: S. Siracusa                  Attention: S. Siracusa






                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      2%           $10,000,000              Banco Bilboa Vizcaya, S.A.
                                            as a Lender

                                            By: /s/ Juan Ortueta
                                                --------------------------
                                            Name:   Juan Ortueta
                                            Title:  Senior Product Manager

                                            By: /s/ Iosu Calderon
                                                --------------------------
                                            Name:   Iosu Calderon
                                            Title:  Capital Markets


LENDING OFFICE FOR LOANS TO MICRO:          ADDRESS FOR NOTICES:

Banco Bilboa Vizcaya, S.A.                  Banco Bilboa Vizcaya, S.A.
Clara del Rey 26, 3th Floor                 Clara del Rey 26, 3th Floor
28.002 Madrid                               28.002 Madrid

Attention: Juan Ramon Arcos                 Attention: Juan Ramon Arcos

Tel: 34-1-374-41-74                         Tel: 34-1-374-41-74
Fax: 34-1-374-41-40                         Fax: 34-1-374-41-40



LENDING OFFICE FOR OTHER LOANS:             ADDRESS FOR PAYMENT OF FEES:

Banco Bilboa Vizcaya, S.A.                  Banco Bilboa Vizcaya, S.A.
Clara del Rey 26, 3th Floor                 Clara del Rey 26, 3th Floor
28.002 Madrid                               28.002 Madrid

Attention: Juan Ramon Arcos                 Attention: Juan Ramon Arcos

Tel: 34-1-374-41-74                         Tel: 34-1-374-41-74
Fax: 34-1-374-41-40                         Fax: 34-1-374-41-40




                             One of Several Pages to
                            European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      2%           $10,000,000          Banque Paribas Belgique, S.A.
                                        as a Lender


                                        By: /s/ Peter Vermeiren
                                            ----------------------------
                                        Name:   Peter Vermeiren
                                        Title:  Senior Corporate Banker


                                        By: /s/ Joris Van Helleputte
                                            ----------------------------
                                        Name:   Joris Van Helleputte
                                        Title:  Credit Officer


LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

Banque Paribas Belgique S.A.            Banque Paribas Belgique S.A.
Em. Jacqmainlaan 162                    Em. Jacqmainlaan 162
1000 Brussels                           1000 Brussels
Belgium                                 Belgium


Facsimile No.: 0032-2-204-41-16         Facsimile No.: 0032-2-204-41-16

Attention: P. Vermeiren                 Attention: P. Vermeiren
           J. Van Helleputte                       J. Van Helleputte


LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

Banque Paribas Belgique S.A.            Banque Paribas Belgique S.A.
Em. Jacqmainlaan 162                    Em. Jacqmainlaan 162
1000 Brussels                           1000 Brussels
Belgium                                 Belgium


Facsimile No.: 0032-2-204-41-16         Facsimile No.: 0032-2-204-41-16

Attention: P. Vermeiren                 Attention: P Vermeiren
           J. Van Helleputte                       J. Van Helleputte



                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      2%           $10,000,000          CARIPLO, Cassa di Risparmio delle
                                        Provincie Lombarde S.p.A.
                                        as a Lender


                                        By: /s/ Maurizio Cazzaniga
                                            --------------------------
                                        Name:   Maurizio Cazzaniga
                                        Title:  Deputy General Manager



LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

10 East 53rd Street                     Succusal de Madrid
New York, NY 10022                      Calle Alcaia 44
                                        28014 Madrid

Facsimile No.: 001 212 527 8277         Facsimile No.: 00 34 1523 3981

Attention: Anthony Giobbi               Attention: Mr. R. Bassi/
                                                   Mr. J. Ignacio de la Vega


LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

Filiale di Madrid                       Succusal de Madrid
Calle Alcala 44                         Calle Alcala 44
28014 Madrid                            28014 Madrid

Facsimile No.: 00 34 1523 3981          Facsimile No.: 00 34 1523 39 81

Attention: Mr. R. Bassi/                Attention: Mr. R. Bassi/
           Mr. J. Ignacio de la Vega               Mr. J. Ignacio de la Vega




                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      2%          $10,000,000           Credit Lyonnais Belgium S.A.
                                        as a Lender


                                        By: /s/ PHILIPE VERSCHUEREN
                                            ----------------------------
                                        Name:   Philipe Verschueren
                                        Title:  Corporate Manager Brussels



LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

CREDIT LYONNAIS LOS ANGELES BRANCH      Marmix Avenue, 17
515 South Flower Street                 1000 BRUSSELS
Suite 2000                              BELGIUM
LOS ANGELES, CA 90071
UNITED STATES OF AMERICA

Facsimile No.: 00-1-213-623.34.37       Facsimile No.: 00-32-2-516.09.40

Attention: Mrs. PENNY CHU               Attention: Mrs. VALERIE SOLINHAC


LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

Marnix Avenue, 17                       Marnix Avenue, 17
1000 BRUSSELS                           1000 BRUSSELS
BELGIUM                                 BELGIUM

Facsimile No.: 00-32-2-516.09.40        Facsimile No.: 00-32-2-516.09.40

Attention: Mrs. VALERIE SOLINHAC        Attention: Mrs. VALERIE SOLINHAC





                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      2%           $10,000,000          Dai-Ichi Kangyo Bank Nederland N.V.
                                        as a Lender


                                        By: /s/ Atsushi Shirakami
                                            ----------------------------
                                        Name:   Atsushi Shirakami
                                        Title:  Assistant General Manager


LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

Dai-Ichi Kangyo Bank Nederland N.V.     Dai-Ichi Kangyo Bank Nederland N.V.
Apollolaan 171                          Apollolaan 171
1077 A5 Amsterdam                       1077 A5 Amsterdam
The Netherlands                         The Netherlands

Facsimile No.: 00 31 20 676 0301        Facsimile No.: 00 31 20 676 0301

Attention: Marilyn L. Blancaflor        Attention: Marilyn L. Blancaflor


LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

Dai-Ichi Kangyo Bank Nederland N.V.     Dai-Ichi Kangyo Bank Nederland N.V.
Apollolaan 171                          Apollolaan 171
1077 A5 Amsterdam                       1077 A5 Amsterdam
The Netherlands                         The Netherlands

Facsimile No.: 00 31 20 676 0301        Facsimile No.: 00 31 20 676 0301

Attention: Marilyn L. Blancaflor        Attention: Marilyn L. Blancaflor




                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      2%           $10,000,000          DG Bank
                                        as a Lender


                                        By: /s/ Bobby Ryan Oliver, Jr.
                                            ----------------------------
                                        Name:   Bobby Ryan Oliver, Jr.
                                        Title:  Assistant Vice President


                                        By: /s/ Kurt A. Morris
                                            ----------------------------
                                        Name:   Kurt A. Morris
                                        Title:  Vice President



LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

DG BANK Luxembourg S.A.                 DG BANK Luxembourg S.A.
4, rue Thomas Edison                    4, rue Thomas Edison
L 1445 Luxembourg-Strassen              L 1445 Luxembourg-Strassen
Luxembourg                              Luxembourg

Facsimile No.: 00352/457393             Facsimile No.: 00352/457393

Attention: Marc Roemke, Manager         Attention: Marc Roemke, Manager


LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

DG BANK Luxembourg S.A.                 DG BANK Luxembourg S.A.
4, rue Thomas Edison                    4, rue Thomas Edison
L 1445 Luxembourg-Strassen              L 1445 Luxembourg-Strassen
Luxembourg                              Luxembourg

Facsimile No.: 00352/457393             Facsimile No.: 00352/457393

Attention: Marc Roemke, Manager         Attention: Marc Roemke, Manager






                            One of Several Pages to
                           European Credit Agreement

                      INITIAL
                     COMMITMENT
    PERCENTAGE         AMOUNT

        2%           $10,000,000        Frankfurt Sparkasse
                                        as a Lender


                                        By: /s/ Mr. Griebel
                                            ----------------------------
                                        Name:   Mr. Griebel
                                        Title:  Managing Director

                                        By: /s/ Mr. Wachter
                                           -----------------------------
                                        Name:   Mr. Wachter
                                        Title:  Member of the Board
                                                of Managing


LENDING OFFICE FOR LOANS TO MICRO:      ADDRESS FOR NOTICES:

Frankfurt Sparkasse                     Frankfurt Sparkasse
Neue Mainzer Str. 47-53                 Neue Mainzer Str. 47-53
60255 Frankfurt                         60255 Frankfurt

Facsimile No.: 0049 69 2541 3225        Facsimile No.: 0049 69 2541 3225

Attention: Mr. Gattano                  Attention: Mr. Gattano


LENDING OFFICE FOR OTHER LOANS:         ADDRESS FOR PAYMENT OF FEES:

Frankfurt Sparkasse                     Frankfurt Sparkasse
Neue Mainzer Str. 47-53                 Neue Mainzer Str. 47-53
60255 Frankfurt                         60255 Frankfurt


Facsimile No.: 0049 69 2541 3225        Facsimile No.: 0049 69 2541 3225

Attention: Mr. Gattano                  Attention: Mr. Gattano



                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      2%           $10,000,000         Generale Bank
                                       as a Lender


                                       By: /s/ William O'Brien
                                          ------------------------------------
                                       Name:   William O'Brien
                                       Title:  SVP

                                       By: /s/ E. Mathews
                                          ------------------------------------
                                       Name:   E. Mathews
                                       Title:  SVP


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

520 Madison Avenue, 41st Floor         520 Madison Avenue, 41st Floor
USA - New York, NY 10022               USA - New York, NY 10022

Facsimile No.: 1 212 838 74 92         Facsimile No.: 1 212 838 74 92

Attention: E. Matthews                 Attention: E. Matthews


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR NOTICES:

Corporate Credit Department            Corporate Credit Department
3, Montagne du Parc                    3, Montagne du Parc
1000 Brussels                          1000 Brussels

Facsimile No.: 32 2 518 22 11          Facsimile No.: 32 2 518 22 11

Attention: Y. Meurice                  Attention: Y. Meurice

New York                               ADDRESS FOR PAYMENT OF FEES:

520 Madison Avenue, 41st Floor         520 Madison Avenue, 41st Floor
USA - New York, NY 10022               USA - New York, NY 10022

Facsimile No.: 1 212 838 74 92         Facsimile No.: 1 212 838 74 92

Attention: E. Matthews                 Attention: E. Matthews


                             One of Several Pages to
                            European Credit Agreement

                          INITIAL
                         COMMITMENT
    PERCENTAGE             AMOUNT

       2%                $10,000,000       Morgan Guaranty Trust Co
                                             of New York
                                           as a lender


                                           By: /s/ Kathryn Sayko-Yanes
                                               ---------------------------
                                           Name:   Kathryn Sayko-Yanes
                                           Title:  Vice President




LENDING OFFICE FOR LOANS TO MICRO:         ADDRESS FOR NOTICES:

Morgan Guaranty Trust                      Morgan Guaranty Trust
  Company of New York                      Company of New York
60 Wall Street                             c/o JP Morgan Services, Inc.
New York, NY 70260-0060                    500 Stanton Christana Road
                                           Newark, DE 19713

Facsimile No.: 212-648-6503                Facsimile No.: 1-302-634-1094

Attention: Jeff Hwang                      Attention: Allison Hollis


LENDING OFFICE FOR OTHER LOANS:            ADDRESS FOR PAYMENT OF FEES:

Morgan Guaranty Trust                      Morgan Guaranty Trust
  Company of New York                        Company of New York
60 Wall Street                             c/o JP Morgan Services, Inc.
New York, NY 70260-0060                    500 Stanton Christana Road
                                           Newark, DE 19713

Facsimile No.: 212-648-6503                Facsimile No.: 1-302-634-1094

Attention: Jeff Hwang                      Attention: Allison Hollis



                            One of Several Pages to
                           European Credit Agreement

                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      2%           $10,000,000         Royal Bank of Canada
                                       as a Lender

                                       By:  /s/ Michael A. Cole
                                          ------------------------------------
                                       Name:    Michael A. Cole
                                       Title:   Manager


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

71, Queen Victoria Street              71, Queen Victoria Street
London EC4V 4DE England                London EC4V 4DE England

Facsimile No.: 0171 653 4179           Facsimile No.: 0171 653 4179

Attention: Loans Manager               Attention: Loans Manager


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

71, Queen Victoria Street              71, Queen Victoria Street
London EC4V 4DE England                London EC4V 4DE England

Facsimile No.: 0171 653 4179           Facsimile No.: 0171 653 4179

Attention: Loans Manager               Attention: Loans Manager



                            One of Several Pages to
                           European Credit Agreement

     EXECUTED as of the 29th of October 1977 at our commitment in the European Credit Agreement dated as of 28th of October 1977


                    INITIAL
                   COMMITMENT
   PERCENTAGE        AMOUNT

      2%           $10,000,000           The Sanwa Bank Ltd. Brussels
                                         as a Lender



                                         By: /s/ Kazuo Ishikawa
                                             ---------------------------
                                         Name:   Kazuo Ishikawa
                                         Title:  General Manager


Lending Office for Loans to Micro:       Address for Notices:

Sanwa Bank Ltd.                          Sanwa Bank Ltd.
Los Angeles Branch                       Los Angeles Branch
601 South Figueroa Street                601 South Figueroa Street
Los Angeles                              Los Angeles
California 90017 U.S.A.                  California 90017 U.S.A.

Facsimile No. 1 (213) 623-4912           Facsimile No. 1 (213) 623-4912

Attention: Loan Administration           Attention: Loan Administration
           Department                               Department


Lending Office for Other Loans:          Address for Payment of Funds:

Sanwa Bank Brussels Branch               Sanwa Bank Brussels Branch
Kunstlaan 53/54                          Kunstlaan 53/54
1000 Brussels                            1000 Brussels
Belgium                                  Belgium

Facsimile No. 32-2-514 16 09             Sanwa New York
                                         Account Number: ABA 982 UID 144780
Attention: Credit Supervising            Swift Code: SANW US33
           Department
                                         Facsimile No. 32-2-515 43 81

                                         Attention: Mrs. Lillian Smets Van
                                                         Brabant

                             INITIAL
                            COMMITMENT
    PERCENTAGE                AMOUNT

        2%                 $ 10,000,000     Skandinaviska Ensikilda
                                            Banken, AB
                                              (publ)
                                            as a Lender


                                            By: /s/ Gunnar Carlsson
                                                -----------------------------
                                            Name:   Gunnar Carlsson
                                            Title:  Head of Execution

LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

2 Cannon Street                        2 Cannon Street
London EC4M 6XX                        London EC4M 6XX

Facsimile No.: 0171 236 4178           Facsimile No.: 0171 236 4178

Attention: Lesley Makins               Attention: Lesley Makins


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

2 Cannon Street                        2 Cannon Street
London EC4M 6XX                        London EC4M 6XX

Facsimile No.:0171 236 4178            Facsimile No.: 0171 236 4178

Attention: Leslie Makins               Attention: Leslie Makins


                             One of Several Pages to
                            European Credit Agreement

                                  EXHIBIT A-1

                                 REVOLVING NOTE

                                                          _______________, _____


         FOR VALUE RECEIVED, _______________________________ (a ____________
organized and existing under the laws of ______________, the "BORROWER"), promises to pay to the order of ________________ (the "LENDER") on the Commitment Termination Date or on such other date that is provided in the Credit Agreement referred to below, the principal amount of all Outstanding Credit Extensions consisting of Pro-Rata Revolving Loans made by the Lender to the Borrower under the European Credit Agreement (together with all amendments and other modifications, if any, from time to time made to it, the "CREDIT AGREEMENT") dated as of October 28, 1997, among the Borrower, _______________________ (a _______________ organized and existing under the laws of ____________________), certain financial institutions (including the Lender) as lenders, The Bank of Nova Scotia and NationsBank of Texas, N.A., respectively, as the administrative agent and the documentation agent for those lenders, and certain arrangers, and executed by Ingram Micro Inc. (a corporation organized and existing under the laws of the Province of Ontario, Canada) and Ingram Micro Singapore Pte Ltd. (a corporation organized and existing under the laws of Singapore) as Supplemental Borrowers. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this Revolving Note.

         The Borrower also promises to pay interest on those Outstanding Credit Extensions from time to time outstanding from the date of this Revolving Note until and after maturity (by acceleration or otherwise) until paid, at the annual interest rates provided in the Credit Agreement.

         Payments of both principal of and interest on each Pro-Rata Revolving Loan evidenced by this Revolving Note shall be made in the relevant Required Currency in same day or immediately available funds to the account designated by the Administrative Agent under the Credit Agreement.

         This Revolving Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for (a) a statement of the terms and conditions on which the Borrower is permitted and required to make repayments of principal of the Indebtedness evidenced by this Revolving Note and on which that Indebtedness may be declared to be immediately due and payable, (b) the choice of English law, and (c) other provisions of the Credit Agreement applicable to this Revolving Note.

                                              __________________________________


                          By ___________________________________________________
                             Name:   ___________________________________________
                             Title:  ___________________________________________

                                                                     EXHIBIT A-1

                                  EXHIBIT A-2

                            NON-RATA REVOLVING NOTE


                                                          _______________, _____


         FOR VALUE RECEIVED, _______________________________ (a ___________
organized and existing under the laws of ________________, the "BORROWER"), promises to pay to the order of ______________ (the "LENDER") on _______________________, the principal amount of all Outstanding Credit Extensions consisting of Non-Rata Revolving Loans made by the Lender to the Borrower under the European Credit Agreement (together with all amendments and other modifications, if any, from time to time made to it, the "CREDIT AGREEMENT") dated as of October 28, 1997, among the Borrower, ________________________ (a ___________ organized and existing under the laws of ____________________), certain financial institutions (including the Lender) as lenders, The Bank of Nova Scotia and NationsBank of Texas, N.A., respectively, as the administrative agent and the documentation agent for those lenders, and certain arrangers, and executed by Ingram Micro Inc. (a corporation organized and existing under the laws of the Province of Ontario, Canada) and Ingram Micro Singapore Pte Ltd. (a corporation organized and existing under the laws of Singapore) as Supplemental Borrowers. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this Non-Rata Revolving Note.

         The Borrower also promises to pay interest on those Outstanding Credit Extensions from time to time outstanding from the date of this Non-Rata Revolving Note until and after maturity (by acceleration or otherwise) until paid, at the annual interest rates provided in the Credit Agreement.

         Payments of both principal of and interest on each Non-Rata Revolving Loan evidenced by this Non-Rata Revolving Note shall be made in the relevant Required Currency in same day or immediately available funds and to an account designated by the Lender pursuant to the Credit Agreement.

         This Non-Rata Revolving Note is one of the Non-Rata Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for (a) a description of the terms and conditions on which the Borrower is permitted and required to make repayments of principal of the Indebtedness evidenced by this Non-Rata Revolving Note and on which that Indebtedness may be declared to be immediately due and payable,
(b) the choice of English law, and (c) other provisions of the Credit Agreement applicable to this Non-Rata Revolving Note.

                                              __________________________________


                          By ___________________________________________________
                             Name:   ___________________________________________
                             Title:  ___________________________________________

                                                                     EXHIBIT A-2

                                   EXHIBIT B

                               BORROWING REQUEST

                        Dated _________________, ______

The Bank of Nova Scotia,
         as Administrative Agent
Scotia House
33 Finsbury Square
London, England EC2A 1BB

Attn: ____________________

         This request is delivered to you by _______________________, (a ___________ organized and existing under the laws of _______________, the "BORROWER"), under SECTION 3.1 of the European Credit Agreement (together with all amendments and other modifications, if any, from time to time made to it, the "CREDIT AGREEMENT") dated as of October 28, 1997, among the Borrower, ________________________ (a ___________ organized and existing under the laws of ____________________), certain financial institutions as lenders, you and NationsBank of Texas, N.A., respectively, as the administrative agent and the documentation agent for those lenders, and certain arrangers, and executed by Ingram Micro Inc. (a corporation organized and existing under the laws of the Province of Ontario, Canada) and Ingram Micro Singapore Pte Ltd. (a corporation organized and existing under the laws of Singapore) as Supplemental Borrowers. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this request.

         The Borrower requests that a Borrowing be extended in the total principal amount of_________________________(1) denominated in
____________________,(2) on _________________, ____, consisting of LIBO Rate
Loans having an Interest Period of [one] [three] [six] month(s).(3)

         The most recently delivered Quarterly Report is attached, with those additions and revisions that are necessary to reflect the Outstanding Credit Extensions on the date of this request.

         Pursuant to SECTION 6.2.2 of the Credit Agreement, each of the delivery of this request and the acceptance by the Borrower of the proceeds of the requested Borrowing constitute a representation and warranty by each Obligor that, on the date of extending the requested Borrowing (and immediately before and after giving effect to it and to the application of the proceeds of
it) all of the statements in SECTION 6.2.1 of the Credit Agreement are true and correct; provided that, with respect to the covenants in SECTION 8.2.3 of the Credit Agreement, the foregoing representation and warranty is made to the best knowledge of each Obligor (after due inquiry).





______________________

1        Insert the amount within the minimum and multiple limitations.
2        Insert the Available Currency.
3        Insert the number of months.


                                                                       EXHIBIT B

         The Borrower agrees that, if before the time of the requested Borrowing any matter certified to in this request by it will not be true and correct at that time as if then made, then it will immediately so notify the Administrative Agent. Except to the extent, if any, that before the time of the requested Borrowing the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to in this request shall be deemed once again to be certified as true and correct at the date of the requested Borrowings as if then made.

         Please wire transfer the proceeds of the requested Borrowing to the accounts of the following Persons at the banks indicated respectively:


  AMOUNT TO BE WIRED         PERSON TO BE PAID                                       NAME, ADDRESS, ETC. OF
                                                                                     BANKS

                                        NAME                    ACCOUNT NO.
  ------------------------   ------------------        -------------------------     ------------------------

                                                                                     ------------------------
                                                                                     Attention:
                                                                                                -------------
  ------------------------   ------------------        -------------------------     ------------------------

                                                                                     Attention:
                                                                                                  -----------
  ------------------------   ------------------        -------------------------     ------------------------

  BALANCE                    THE BORROWER
                                                       -------------------------    -------------------------

                                                                                     ------------------------
                                                                                     Attention:
                                                                                                  -----------
  ------------------------   ------------------        -------------------------     ------------------------


         The Borrower has caused this request to be executed and delivered, and the certification and warranties in this request to be made, by its duly Authorized Person on the date first stated above.



                                                            ___________________


                            By _________________________________________________
                             Name:   ___________________________________________
                             Title:  ___________________________________________




                                       2
                                                                       EXHIBIT B

                                   EXHIBIT C

                                ISSUANCE REQUEST


                           Dated ____________________


The Bank of Nova Scotia,
         as Administrative Agent
Scotia House
33 Finsbury Square
London, England EC2A 1BB

Attention:  ______________________

         This request is delivered to you by ______________________ (a ___________ organized and existing under the laws of _______________, the "BORROWER"), under SECTION 3.2 of the European Credit Agreement (together with all amendments and other modifications, if any, from time to time made to it, the "CREDIT AGREEMENT") dated as of October 28, 1997, among the Borrower, ________________________ (a ___________ organized and existing under the laws of ____________________), certain financial institutions as lenders, you and NationsBank of Texas, N.A., respectively, as the administrative agent and the documentation agent for those lenders, and certain arrangers, and executed by Ingram Micro Inc. (a corporation organized and existing under the laws of the Province of Ontario, Canada) and Ingram Micro Singapore Pte Ltd. (a corporation organized and existing under the laws of Singapore) as Supplemental Borrowers. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this request.

         The Borrower requests that on __________________________________ (the
"DATE OF ISSUANCE"), ____________________ (the "ISSUER") [issue a standby Pro-Rata Letter of Credit in the initial Stated Amount of ___________(1) denominated in ______________(2) with a Stated Expiry Date of _________________, 19____] [extend the Stated Expiry Date of Irrevocable Standby Letter of Credit No. ____________, issued on _, 19____, as a Pro-Rata Letter of Credit, in the initial Stated Amount of __________________(1) denominated in _____________(2)
to a revised Stated Expiry Date of , 19___](3)

         [The beneficiary of the requested Pro-Rata Letter of Credit will be





__________________________________

(1)        Insert the amount.
(2)        Insert the Available Currency.
(3) Insert the first set of bracketed language to request the issuance of Letter of Credit and the second set of bracketed language to request the extension of a Letter of Credit.


                                                                       EXHIBIT C

_____________________________ ,(4) and the requested Pro-Rata Letter of Credit will be in support of _____________________________ (4).](5) [The following documents must be delivered to the Issuer in connection with a drawing under the requested Pro-Rata Letter of Credit: ____________________(4).](5) Partial drawings under the requested Pro-Rata Letter of Credit are [not](6) permitted.

         Pursuant to SECTION 6.2.2 of the Credit Agreement, the delivery of this request constitutes a representation and warranty by each Obligor that, on the date of this request and immediately after giving effect to the [issuance] [extension](6) of the requested Pro-Rata Letter of Credit, all statements in
SECTION 6.2.1 of the Credit Agreement are true and correct; provided that, with respect to the covenants in SECTION 8.2.3 of the Credit Agreement, the foregoing representation and warranty is made to the best knowledge of each Obligor (after due inquiry).

         The Borrower agrees that, if before the time of the [issuance] [extension](6) of the requested Pro-Rata Letter of Credit, any matter certified to in this request by it will not be true and correct at that time as if then made, then it will immediately so notify the Administrative Agent. Except to the extent, if any, that before the time of the [issuance] [extension]6 of the requested Pro-Rata Letter of Credit the Administrative Agent and the Issuer shall receive written notice to the contrary from the Borrower, each matter certified to in this request shall be deemed to be certified at the date of that issuance or extension.

         The Borrower has caused this request to be executed and delivered, and the certification and warranties in this request to be made, by its duly Authorized Person as of the date first stated above.


                                                       ________________________


                           By___________________________________________________
                             Name:   ___________________________________________
                             Title:  ___________________________________________





__________________________________

(4)        Insert name and address of beneficiary.
(5)        Delete bracketed sentence if Issuance Request is for an extension.
(6)        Insert as appropriate.



                                                                       EXHIBIT C

                                   EXHIBIT D

                              CONTINUATION NOTICE

                          Dated ______________________


The Bank of Nova Scotia,
         as Administrative Agent
Scotia House
33 Finsbury Square
London, England EC2A 1BB

Attn:    _________________________


         This notice is delivered to you by _______________________________ (a
___________ organized and existing under the laws of _______________, the "BORROWER"), under SECTION 4.2.3 of the European Credit Agreement (together with all amendments and other modifications, if any, from time to time made to it, the "CREDIT AGREEMENT") dated as of October 28, 1997, among the Borrower, ________________________ (a ___________ organized and existing under the laws of ____________________), certain financial institutions as lenders, you and NationsBank of Texas, N.A., respectively, as the administrative agent and the documentation agent for those lenders, and certain arrangers, and executed by Ingram Micro Inc. (a corporation organized and existing under the laws of the Province of Ontario, Canada) and Ingram Micro Singapore Pte Ltd. (a corporation organized and existing under the laws of Singapore) as Supplemental Borrowers. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this notice.

         The Borrower requests that, on ____________________, ____,
_________________(1) of the presently outstanding principal amount of the Pro-Rata Revolving Loans originally made on ____________, ____, denominated in _______________,(2) be continued as LIBO Rate Loans having an Interest Period of [one] [three] [six] month(s).(3)

         The delivery of this notice constitutes a representation and warranty by each Obligor that no Event of Default [Default](4) has occurred and is continuing or will (immediately after giving effect to the requested continuation) occur and be continuing; provided that, with respect to the covenants in SECTION 8.2.3 of the Credit Agreement, the foregoing representation and warranty is made to the best knowledge of each Obligor (after due inquiry).





__________________________________

(1)        Insert the amount.
(2)        Insert the Available Currency.
(3)        Insert the number of months.
(4) Include bracketed text if the Borrower is requesting either the continuation of a previously-made Pro-Rata Revolving Loan with an Interest Period longer than one month.



                                                                       EXHIBIT D

         The Borrower agrees that, if before the time of that continuation any matter certified to in this notice by it will not be true and correct at such time as if then made, then it will immediately so notify the Administrative Agent. Except to the extent, if any, that, before the time of the requested continuation the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to in this notice shall be deemed to be certified at the date of that continuation as if then made.

         The Borrower has caused this notice to be executed and delivered, and the certification and warranties in this notice to be made, by its duly Authorized Person on the date first stated above.



                                                    ___________________________


                           By___________________________________________________
                             Name:   ___________________________________________
                             Title:  ___________________________________________




                                                                       EXHIBIT D

                                   EXHIBIT E

                             COMPLIANCE CERTIFICATE

                        Dated _________________________


To the Lenders and Agents party to the
European Credit Agreement described below


         This certificate is delivered in compliance with SECTIONS 8.1.1(C) and
(D) of the European Credit Agreement (together with all amendments and other modifications, if any, from time to time made to it, the "CREDIT AGREEMENT") dated as of October 28, 1997, among Ingram Micro Inc. (a corporation organized and existing under the laws of Delaware, United States of America, "MICRO"), Ingram European Coordination Center, N.V. (a company organized and existing under the laws of The Kingdom of Belgium), certain financial institutions as lenders, The Bank of Nova Scotia and NationsBank of Texas, N.A., respectively, as the administrative agent and the documentation agent for those lenders, and certain arrangers, and executed by Ingram Micro Inc. (a corporation organized and existing under the laws of the Province of Ontario, Canada) and Ingram Micro Singapore Pte Ltd. (a corporation organized and existing under the laws of Singapore) as Supplemental Borrowers. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this certificate.

         The undersigned certifies that (a) the attached financial statements are a complete and correct copy of Micro's required financial statements for the period indicated and that those financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (as interpreted in accordance with SECTION 1.4 of the Credit Agreement), (b) no Default has occurred and is continuing as of the date of this certificate,(1) and (c) a true and correct statement of calculations demonstrating Micro's compliance with the various requirements of the Credit Agreement is attached.


                                                       _________________________

                             Name:   ___________________________________________
                             Title:  ___________________________________________





__________________________________

(1) If a Default has occurred and is continuing as of the date of the applicable Compliance Certificate, the text of CLAUSE (b) should be replaced with a statement of the nature of the Default and the action which Micro has taken or proposes to take with respect to it.



                                                                       EXHIBIT E

                                  EXHIBIT G-1

                  COORDINATION CENTER GUARANTY ON FIRST DEMAND

         This Guaranty on first demand (hereinafter, this "DEMAND GUARANTY") given by:

         INGRAM EUROPEAN COORDINATION CENTER N.V., a naamloze vennootschap (a company) established under the laws of Belgium as a coordination center, with its registered office at Leuvensesteenweg 11, 1932 Sint Stevens Woluwe, Belgium registered with the trade register of Brussels under the number 547.298 (the "GUARANTOR");

         WHEREAS Ingram Micro Singapore Pte Ltd., a corporation established under the laws of Singapore, with registered office at 143 Cecil Street, #07-03/04, GB Building, Singapore 069542 (hereinafter referred to as "MICRO SINGAPORE"), Ingram Micro Inc., a company established under the laws of Ontario, Canada, with registered office at 230 Barmac Drive, Weston, Ontario, Canada M9L 2Z3 ("MICRO CANADA"), and the Guarantor (collectively, the "SUBSIDIARIES") are direct or indirect subsidiaries of Ingram Micro Inc., a corporation established under the laws of Delaware, United States of America, with registered office at 1600 East St. Andrew Place, Santa Ana, California 92705 ("MICRO");

         AND WHEREAS Micro, the Subsidiaries, and the other direct and indirect subsidiaries of Micro (collectively, the "GROUP") are engaged as an integrated group in diversified operations including wholesale distribution of microcomputer software and hardware products, multimedia products, customer financing, assembly and configuration and other related wholesaling, distribution and service activities;

         AND WHEREAS this integrated operation requires financing on a group basis whereby credit supplied to members of the Group is made available from time to time to other members of the Group, including the Subsidiaries, as required for the continued successful operation of the members of the Group separately, and the integrated operation as a whole;

         AND WHEREAS Micro has negotiated the European Credit Agreement (as amended or otherwise modified from time to time, the "CREDIT AGREEMENT") dated as of October 28, 1997, among Micro and the Guarantor as the Primary Borrowers (the "PRIMARY BORROWERS"), certain financial institutions (together with their respective successors and permitted assigns and any branch or affiliate of a financial institution funding a Loan as permitted by SECTION 5.6 of the Credit Agreement, collectively, the "LENDERS"), The Bank of Nova Scotia, as Administrative Agent (in that capacity, the "ADMINISTRATIVE AGENT") for the Lenders, NationsBank of Texas, N.A., as Documentation Agent for the Lenders, and certain arrangers, and also executed by Micro Singapore and Micro Canada as Supplemental Borrowers (together with the Primary Borrowers, the "BORROWERS").

         AND WHEREAS pursuant to the Credit Agreement the Lenders will make Credit Extensions (that capitalized term and all other capitalized terms not defined herein to have the meanings provided in the Credit Agreement) to the Borrowers from time to time;

         AND WHEREAS the Borrowers expect to make a portion of the proceeds of the Credit Extensions available to other members of the Group, including the Subsidiaries, in order to contribute to fulfilling the present and future financing needs of the Group;




                                                                     EXHIBIT G-1

         AND WHEREAS each member of the Group will benefit from the implementation of the Credit Agreement by way of secure access to sources of long-term financing on favorable terms and conditions and financing arrangements on a more cost-efficient basis, as well as other indirect benefits;

         AND WHEREAS it is a condition of the Lenders' entering into the Credit Agreement and making the initial Credit Extension thereunder that each of Micro and the Subsidiaries (including the Guarantor) enter into guarantees on the terms and conditions set forth in the Credit Agreement;

         AND WHEREAS pursuant to the Credit Agreement other subsidiaries of Micro may be required or permitted from time to time to deliver additional guarantees (together with this Demand Guaranty and the aforementioned guarantees being delivered by Micro and the other Subsidiaries, collectively the "GROUP GUARANTEES") of the Obligations of the Borrowers under the Credit Agreement and the other Loan Documents (Micro and its Subsidiaries in their capacity as guarantors (including the Guarantor), together with such other subsidiaries required to deliver a guaranty from time to time pursuant to the Credit Agreement, collectively the "GROUP GUARANTORS");

         AND WHEREAS the Guarantor and the other Group Guarantors have entered into or will enter into an agreement (the "INTRA-GROUP AGREEMENT") pursuant to which each of the Group Guarantors must agree to provide Group Guarantees on terms and conditions provided for in the Credit Agreement in order to obtain the benefits from any portion of the Credit Extensions;

         AND WHEREAS it is therefore necessary for the Group Guarantors to enter into the Group Guarantees in order to obtain from the Borrowers the benefit of any portion of the proceeds of the Credit Extensions;

         AND WHEREAS the application of the Group's creditworthiness under the Credit Agreement by means of the incorporation of unlimited guarantees of the Group Guarantors results in a credit structure that enhances the creditworthiness of the Group and permits financing to be raised on terms and conditions more favorable to the members of the Group than would otherwise be possible;

         AND WHEREAS, in order to induce the Lenders, the Documentation Agent, and the Administrative Agent (collectively, the "LENDER PARTIES") to enter into the Credit Agreement and make Credit Extensions thereunder, and to obtain the other valuable benefits and consideration described therein and herein, each Group Guarantor has agreed or will agree to guarantee, on the terms and conditions set forth in the relevant Group Guarantees the obligations of each Borrower under the Credit Agreement, the Notes (if any), and each other Loan Document in favor of the Lender Parties, and each Group Guarantor expects to derive benefits, directly or indirectly, from the proceeds of the Credit Extensions;

         AND WHEREAS this Demand Guaranty is intended to constitute and constitutes an independent guaranty on first demand (guarantee op eerste verzoek), and not an ordinary guaranty (borgtocht), and the other Group Guarantees are on terms and conditions similar to those of an independent guaranty on first demand (guarantie op eerste verzoek), and in particular to the terms of this Demand Guaranty;

         AND WHEREAS, pursuant to the terms of the Group Guarantees, at any time when any Lender Party is entitled to demand payment under the Group Guarantees, such Lender Party may, at its option,



                                                                     EXHIBIT G-1
make demand on any one or more Group Guarantors and is not obliged to make demand on any proportionate basis;

         AND WHEREAS the Intra-Group Agreement provides for (i) indemnification by the Borrowers in favor of each Group Guarantor for Guarantor Losses (as defined in the Intra-Group Agreement) and for (ii) contribution by all the Group Guarantors such that all losses, costs and expenses incurred by the Group Guarantors in connection with the obligations created by the Group Guarantees shall be shared by all of the Group Guarantors proportionately on the basis of their net asset values and their obligations to the Borrowers as at the date such losses, costs and expenses may be incurred;

         AND WHEREAS the Credit Agreement is governed by the laws of England; the Micro Guaranty is governed by the laws of the State of New York, United States; the Micro Canada Guaranty (Coordination Center/Micro Singapore) and Micro Canada Guaranty (Micro) are governed by the laws of the Province of Ontario, Canada; the Micro Singapore Guaranty is governed by the laws of Singapore; and this Demand Guaranty and the Intra-Group Agreement are governed by the laws of Belgium;

         THE FOREGOING HAVING BEEN PRESENTED, it is contracted and agreed as follows:

         1.      Guaranty on First Demand.

         (a) The Guarantor hereby unconditionally, absolutely and irrevocably guarantees on first demand, by way of an independent guaranty on first demand (guarantie op eerste verzoek) and not by way of ordinary guaranty (borgtocht), to each Lender Party (including their respective successors and assigns):

                 (i) the full and punctual payment when due, whether on demand, at stated maturity, or on a prepayment date, by acceleration or otherwise, of all amounts payable by the Borrowers (other than the Guarantor) under or in connection with the Credit Agreement and the other Loan Documents, including, without limitation, all principal, interest, premiums, fees and expenses payable by the Borrowers (other than the Guarantor) thereunder and all reasonable expenses incurred by any Lender Party in enforcing any rights under the Credit Agreement, the Notes, and the other Loan Documents (including this Demand Guaranty) (all of the foregoing guaranteed payments described in this
         SECTION 1(a)(i) being the "GUARANTEED PAYMENTS"), and

                 (ii) the full performance and observance as required of all of the covenants, conditions and agreements provided in the Credit Agreement and each other Loan Document required to be performed or observed by each Borrower (other than the Guarantor) (all of the foregoing guaranteed obligations described in this SECTION 1(a)(ii) being the "GUARANTEED COVENANTS" and, collectively with the Guaranteed Payments, being the "GUARANTEED OBLIGATIONS").

         (b) The costs guaranteed by this Demand Guaranty include all costs of registration and all other ancillary costs which this Demand Guaranty could lead to, including without limitation any and all costs and expenses (including, to the fullest extent permitted by law, reasonable attorney's fees and expenses) incurred by any Lender Party in enforcing any rights under this Demand Guaranty.

         2. Effective Date. This Demand Guaranty shall enter into force upon the date hereof.




                                       3
                                                                     EXHIBIT G-1

         3. Payment and Performance on Demand. The Guarantor shall make payment of all Guaranteed Payments and of all other amounts payable by it hereunder forthwith after substantiated demand therefor is made in writing to it by any Lender Party. Such demand shall be deemed to have been sufficiently substantiated if it is for the amount specified in a statement by such Lender Party of the amounts payable and not paid by the Borrowers (other than the Guarantor) under the terms of the Credit Agreement, and of any other amounts payable by the Guarantor hereunder.

         In addition, and without prejudice or limitation to the foregoing, the Guarantor shall perform or ensure performance of each Guaranteed Covenant, to the extent of its legal capacity and to the best of its abilities, forthwith after substantiated demand therefor is made in writing to it by any Lender Party. Such demand shall be deemed to have been sufficiently substantiated if it identifies the Loan Document under which the obligation to perform or comply with each such Guaranteed Covenant arises, specifies the relevant section of such Loan Document, and states that such Guaranteed Covenant is required of such Borrower by such Loan Document but has not been performed or complied with.

         Each substantiated demand pursuant to this SECTION 3 shall be deemed to have been effectively made by a Lender Party when addressed to the Guarantor at its last address known to such Lender Party and personally delivered to such address or, if sent by telecopy or other similar means of telecommunications, when the appropriate receipt of transmission is received by the sender thereof.

         This Demand Guaranty constitutes a first demand guaranty, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Borrower or any other Obligor or any other Person, before or as a condition to the obligations of the Guarantor hereunder.

         4. Guarantee Absolute, etc. This Demand Guaranty shall in all respects be a continuing, absolute and unconditional and irrevocable guaranty on first demand. The liability of the Guarantor under this Demand Guaranty is absolute and irrevocable and a Guaranteed Payment shall be deemed to be payable by each Borrower (other than the Guarantor) and a Guaranteed Covenant shall be deemed to be required of each Borrower (other than the Guarantor), for the purposes of this Demand Guaranty, including for the purposes of any demand pursuant to SECTION 3 above, notwithstanding:

         (a) any lack of validity or enforceability of any Obligor's obligations under or with respect to any Loan Document or any other agreement or instrument relating thereto, or the existence of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the terms of any Loan Document or the rights or obligations of the Obligors thereunder or with respect thereto;

         (b) any change, whether or not agreed to by the Lender Parties, in the time, manner or place of payment of, or in any other term of, all or any of the Loan Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms or provisions of any of the Loan Documents;

         (c) the lack of power or authority of any of the Obligors to execute and deliver any of the Loan Documents; any set-off or counterclaim which may at any time be available to or asserted by any of the Obligors against any Lender Party with respect to such Obligor's obligations under any of the Loan Documents; the existence or continuance of any Obligor as a legal entity; the consolidation or merger of any Obligor with or into any other corporation, or the sale, lease or other disposition by any Obligor of all




                                       4
                                                                     EXHIBIT G-1
or substantially all of its assets to any other business entity, whether or not effected in compliance with the provisions of the Loan Documents; or the bankruptcy or insolvency of any Obligor, the admission in writing by any Obligor of its inability to pay its debts as they mature, or the making by any Obligor of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors;

         (d) any act, failure to act, delay or omission whatsoever on the part of any Lender Party, including, without limitation, any failure to demand, delay in demanding or rescission of a demand for any payment under any of the Loan Documents, any failure to give to any Obligor (including the Guarantor) notice of default in the making of any payment due and payable under any of the Loan Documents or in the performance of any covenant, condition or agreement contained in any of the Loan Documents, any action taken by any Lender Party in the exercise, either in whole or in part, of any right or power conferred by any of the Loan Documents, or the failure, delay or omission by any Lender Party to exercise any such right or power;

         (e) any invalidation of any of the obligations of the Guarantor or any other Obligor or the repudiation by the Guarantor of this Demand Guaranty or any of the other Group Guarantees by any other Group Guarantor, whether or not under color of right;

         (f) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or any other appropriate Lender Party pursuant to SECTION 13(b) of this Demand Guaranty, SECTION 11.1(b) of the Credit Agreement, or both, as applicable, any act, failure to act, delay or omission whatsoever on the part of any Lender Party with respect to any of the Loan Documents, including any termination of any such obligations, any amendment, compromise or waiver of or any consent or departure from the terms or provisions of this Demand Guaranty or the other Group Guarantees or any release of the Guarantor or the other Group Guarantors, from liability hereunder or thereunder;

         (g) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or any other appropriate Lender Party pursuant to SECTION 13(b) of this Demand Guaranty, SECTION 11.1(b) of the Credit Agreement, or both, as applicable, any release, discharge, modification or exchange of any property pledged or mortgaged or in which a security interest has been granted as collateral for the Guaranteed Obligations, or any amendment or termination of or consent or waiver under any agreement or instrument now or hereafter providing for granting, pledging, mortgaging or conveying collateral for the Guaranteed Obligations; and

         (h) any other circumstance which might otherwise constitute a defense available to, or a discharge under applicable laws of, the Borrowers or any other Obligor.

         As between the Guarantor on the one hand and the Lender Parties on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in the Credit Agreement notwithstanding any stay, injunction, or other prohibition preventing such declaration as against the Obligors (other than Ingram European Coordination Center N.V. in its capacity as the Guarantor), and, in the event of any such declaration, such obligations shall forthwith be deemed to be amounts payable by such Obligors for purposes of this Demand Guaranty.

         5. TERM OF THE DEMAND GUARANTY. This Demand Guaranty shall continue in force so long as (a) any of the Guaranteed Obligations is outstanding and (b) the Commitments have not been fully




                                       5
                                                                     EXHIBIT G-1
terminated.

         6. WAIVER OF NOTICE. The Guarantor hereby waives notice of acceptance, default, dishonor, non-payment, non-performance or any other notice to or upon the Obligors, other than any notice required by this Demand Guaranty.

         7. NO SUBROGATION. Notwithstanding any payment or payments made or expenses incurred by the Guarantor pursuant to this Demand Guaranty, the rights of the Guarantor:

         (a) against each Borrower (other than the Guarantor) in respect of any and all rights of reimbursement and subrogation with respect to this Demand Guaranty or any other guaranty of any nature (including the other Group Guarantees);

         (b) against each Borrower (other than the Guarantor), any other Subsidiary or any other party to the Intra-Group Agreement in respect of any and all present and future debts and obligations thereunder of such party to the Guarantor; and

         (c) if an Event of Default shall have occurred and be continuing, against each Borrower (other than the Guarantor) in respect of any and all other present and future debts and obligations of such Borrower to the Guarantor, (including any right of subrogation, reimbursement, exoneration or indemnification) are hereby postponed in favor of and subordinated to the (x) full payment in cash of all the Guaranteed Obligations owing to the Lender Parties and (y) the termination of all Commitments. If any amount shall be paid to the Guarantor in violation of the preceding sentence, and the Guaranteed Obligations shall not have been paid in cash in full and the Commitments of the Lender Parties shall not have terminated, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held by the Guarantor in the name and for the account of the Lender Parties and, in addition, shall forthwith be paid to the Administrative Agent for the account of the Lender Parties to be credited and applied upon the Guaranteed Obligations if then matured or forthwith be repaid to the relevant Borrower if such obligations are then unmatured.

         8. CONTINUING GUARANTY. This Demand Guaranty shall continue to be effective, or be reinstated as the case may be, if at any time any payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Lender Party upon the insolvency, bankruptcy or reorganization of any Borrower or any other Obligor (including the Guarantor) or otherwise, all as though such payment had not been made.

         9. SUCCESSORS, ASSIGNMENT. This Demand Guaranty shall be binding upon the Guarantor and its legal successors and assigns. The benefit of this Demand Guaranty at any time is intended for the benefit of each Lender Party and its successors and assigns, and shall be considered, subject to any procedures or formalities required by law, to be assigned upon the assignment or transfer by any Lender Party of its Notes and other rights and obligations under the Credit Agreement and the other Loan Documents without requiring any act of or consent or acknowledgment from the Guarantor. The Guarantor hereby irrevocably appoints Micro as its mandatary to receive notice, by way of registration pursuant to the Credit Agreement, of the transfer of any Note or of other rights and obligations with respect to the Credit Agreement and the other Loan Documents (including this Guaranty) by any Lender Party, and instructs Micro, in its capacity as mandatary, to inform the directors of the Guarantor forthwith of any such transfer.



                                       6
                                                                     EXHIBIT G-1

         10. COUNTERPARTS. This Demand Guaranty may be executed in one or more counterparts, and the Guarantor hereby agrees to enter into and provide to any Lender Party such additional counterparts of this Demand Guaranty as such Lender Party may request in writing at any time and from time to time.

         11. ENTIRE AGREEMENT. This Demand Guaranty, together with the other agreements and documents herein or therein referred to, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties with respect to the subject matter hereof, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein.

         12. DIVISIBILITY. If any obligation, covenant, or provision herein contained is determined to be invalid, illegal or unenforceable, in whole or in part, by a court of competent jurisdiction, such determination shall not affect or impair and shall not be deemed to affect or impair, the validity, legality or enforceability of any other obligation, covenant or provision herein contained. Each such obligation, covenant or provision so determined to be invalid, illegal or unenforceable shall be interpreted in such manner as to render it or them valid, legal and enforceable to the greatest extent permitted by applicable law. Each obligation, covenant and provision of this agreement is hereby declared to be divisible, separate and distinct.

         13.     MISCELLANEOUS PROVISIONS.

         (a) This Demand Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, SECTION 5.11 and ARTICLE XI thereof.

         (b) No amendment to or waiver of any provision of this Demand Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent on behalf of the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (c) All notices and communications provided to any party hereto, other than as provided in SECTION 3 hereof, shall be made in the manner, and subject to the provisions set forth in SECTION 11.2 of the Credit Agreement.

         (d) Section captions used in this Demand Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         (e) In addition to, and not in limitation of, any rights of any Lender Party under applicable law, each Lender Party shall, upon the occurrence and during the continuance of any Default described in any of CLAUSES (a) through (d) of SECTION 9.1.9 of the Credit Agreement (after providing notice to the Guarantor with respect thereto) or any Event of Default, have the right, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), credits, accounts or moneys of the Guarantor to the payment of the obligations of the Guarantor that are at such time due and owing to such Lender



                                       7
                                                                     EXHIBIT G-1

Party hereunder, irrespective of whether or not such Lender Party shall have made any demand under any Loan Document.

         14. APPLICABLE LAW; SUBMISSION TO JURISDICTION. This Demand Guaranty shall be governed by and interpreted in accordance with the laws of Belgium. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS DEMAND GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR PURSUANT TO THIS DEMAND GUARANTY, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, U.S.A., THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE COURTS OF BRUSSELS, BELGIUM. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE AFOREMENTIONED COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND, IN THE CASE OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN SUCH LITIGATION BY THE MAILING OF COPIES OF SUCH PROCESS TO THE GUARANTOR AT ITS ADDRESS SPECIFIED PURSUANT TO SECTION 11.2 OF THE CREDIT AGREEMENT, IN EACH SUCH CASE MARKED FOR THE ATTENTION OF GENERAL COUNSEL, INGRAM MICRO INC., OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK IN A MANNER PERMITTED BY THE LAWS OF EACH SUCH JURISDICTION. THE GUARANTOR HEREBY EXPRESSLY, AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS DEMAND GUARANTY.

         15. WAIVER OF JURY TRIAL. THE LENDER PARTIES AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS DEMAND GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR, THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THIS DEMAND GUARANTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THE CREDIT AGREEMENT AND MAKING CREDIT EXTENSIONS THEREUNDER.

         DONE at Santa Ana, California as of October 28, 1997.


                                     By ________________________________________
                                     Michael Grainger, Authorized Representative



                                       8
                                                                     EXHIBIT G-1

                                  EXHIBIT G-2

                             INTRA-GROUP AGREEMENT

         This Intra-Group Agreement is made as of October 28, 1997 (this "AGREEMENT") between:

o INGRAM MICRO INC., a corporation existing under the laws of the State of Delaware, United States of America, with registered office at 1600 East St. Andrew Place, Santa Ana, California 92705, United States of America (hereinafter referred to as "MICRO");

o INGRAM MICRO SINGAPORE PTE LTD., a corporation existing under the laws of Singapore, with registered office at 143 Cecil Street, #07-03/04, GB Building, Singapore 069542 (hereinafter referred to as "MICRO SINGAPORE");

o INGRAM MICRO INC., a corporation existing under the laws of the Province of Ontario, Canada, with registered office at 230 Barmac Drive, Weston, Ontario, Canada M9L 2Z3 (hereinafter referred to as "MICRO CANADA"); and

o INGRAM EUROPEAN COORDINATION CENTER N.V., a corporation ("NAAMLOZE VENNOOTSCHAP"), existing under the laws of Belgium as a coordination center, with its registered office at Leuvensesteenweg 11, 1932 Sint Stevens Woluwe, Belgium, registered with the trade register of Brussels under the number 547.298 (hereinafter referred to as "COORDINATION CENTER");

         WHEREAS, Micro Singapore, Micro Canada, and Coordination Center (collectively, the "SUBSIDIARIES") are direct or indirect subsidiaries of Micro;

         AND WHEREAS Micro, the Subsidiaries and the other direct and indirect subsidiaries of Micro (collectively, the "GROUP") are engaged as an integrated group in diversified operations including wholesale distribution of microcomputer software and hardware products, multimedia products, customer financing, assembly and configuration and other related wholesaling distribution and service activities;

         AND WHEREAS this integrated operation requires financing on a group basis whereby credit supplied to members of the Group is made available from time to time to other members of the Group, including the Subsidiaries, as required for the continued successful operation of the members of the Group separately, and the integrated operation as a whole,

         AND WHEREAS Micro and Coordination Center (the "PRIMARY BORROWERS"), certain financial institutions (together with their respective successors and permitted assigns and any branch or affiliate of a financial institution funding a Loan as permitted by SECTION 5.6 of the Credit Agreement, collectively, the "LENDERS"), The Bank of Nova Scotia, as Administrative Agent (in that capacity, the "ADMINISTRATIVE AGENT") for the Lenders, NationsBank of Texas, N.A., as Documentation Agent for the Lenders, and certain arrangers are parties to the European Credit Agreement (as amended or otherwise modified from time to time, the "CREDIT AGREEMENT") dated as of October 28, 1997, which is also executed by Micro Singapore and Micro Canada as Supplemental Borrowers (together with the Primary Borrowers, the "BORROWERS");




                                                                     EXHIBIT G-2

         AND WHEREAS pursuant to the Credit Agreement the Lenders will make Credit Extensions (that capitalized term and all other capitalized terms not defined herein to have the meanings provided in SECTION 1.1) to the Borrowers from time to time;

         AND WHEREAS the Borrowers expect to make a portion of the proceeds of the Credit Extensions available to other members of the Group, including the Subsidiaries, in order to contribute to fulfilling the present and future financing needs of the Group;

         AND WHEREAS each member of the Group will benefit from the implementation of the Credit Agreement by way of secure access to sources of long-term financing on favorable terms and conditions permitting a reduced cost of funds, currency conversion and financing arrangements on a more cost-efficient basis, as well as other indirect benefits;

         AND WHEREAS it is a condition of the Lenders' entering into the Credit Agreement and making the initial Credit Extension thereunder that each of Micro and the Subsidiaries enter into guaranties on the terms and conditions set forth in the Credit Agreement;

         AND WHEREAS pursuant to the Credit Agreement other subsidiaries of Micro may be required from time to time to deliver additional guarantees (together with the aforementioned guaranties being delivered by Micro and the Subsidiaries, collectively the "GUARANTIES" and individually a "GUARANTY") of the Obligations of the Borrowers under the Credit Agreement and the other Loan Documents (Micro and its Subsidiaries in their capacity as guarantors, together with such other Persons becoming a party to this Agreement pursuant to SECTION
4.3 hereof, the "GUARANTORS");

         AND WHEREAS in order to obtain the benefits from any portion of the proceeds of the Credit Extensions, each of the Guarantors must agree to provide guarantees on the terms and conditions of its Guaranty, and the parties hereto desire to confirm and acknowledge this obligation;

         AND WHEREAS it is therefore necessary for each Guarantor to enter into its Guaranty in order to obtain from the Borrowers the benefit of any portion of the proceeds of the Credit Extensions;

         AND WHEREAS the application of the Group's creditworthiness under the Credit Agreement by means of the incorporation of unlimited guarantees of the Guarantors results in a credit structure that enhances the creditworthiness of the Group and permits financing to be raised on terms and conditions more favorable to the members of the Group, including the parties hereto, than would otherwise be possible;

         AND WHEREAS in order to induce the Lenders, the Documentation Agents and the Administrative Agent (collectively, the "LENDER PARTIES") to enter into the Credit Agreement and make Credit Extensions thereunder, and to obtain the other valuable benefits and consideration described herein, each Subsidiary has agreed to guarantee, on the terms and conditions set forth in the relevant Guaranties, the Obligations of each Borrower under the Credit Agreement, the Notes (if any), and each other Loan Document in favor of the Lender Parties, and each Subsidiary expects to derive benefits, directly or indirectly, from the proceeds of the Credit Extensions;

         AND WHEREAS pursuant to the term of the Guaranties, at any time when any Lender Party is entitled to demand payment under the Guaranties, such Lender Party may, at its option, make demand on



                                       2
                                                                     EXHIBIT G-2
any one or more Guarantors and is not obliged to make demand on any proportionate basis;

         AND WHEREAS the parties hereto desire to enter into an arrangement to provide for (i) indemnification by the Borrowers in favor of each Guarantor for Guarantor Losses (as defined in SECTION 2.3 hereof) and for (ii) contribution by all parties such that all losses, costs and expenses incurred by the Guarantors in connection with the obligations created by the Guaranties shall be shared by all of the Guarantors proportionately on the basis of their net asset values and their obligations to the Borrowers as at the date such losses, costs and expenses may be incurred;

         AND WHEREAS the Credit Agreement will be governed by the laws of England; the Micro Guaranty will be governed by the laws of the State of New York, United States of America; the Micro Canada Guaranty (Micro) and the Micro Canada Guaranty (Coordination Center/Micro Singapore) will be governed by the laws of the Province of Ontario, Canada; the Micro Singapore Guaranty will be governed by the laws of Singapore; and this Agreement and the Coordination Center Guaranty will be governed by the laws of Belgium.

         THE FOREGOING HAVING BEEN PRESENTED, the parties hereto contract and agree as follows:


                           ARTICLE 1 - INTERPRETATION

         1.1.    DEFINITIONS.  For the purposes of this Agreement:

                 (a) "CREDIT DOCUMENTS" shall mean the Credit Agreement, the Notes (if any), the Loan Documents (including the Guaranties), and each other agreement or instrument relating thereto;

                 (b) "NET ASSET AMOUNT" of a Guarantor at any time shall mean the sum of its Stockholders' Equity at that time, plus the net amount (if greater than zero) of any obligations owed by such Guarantor to the Borrowers at that time (it being understood and agreed that, in the case of any Guarantor that is also a Borrower, such Guarantor shall not be considered to owe any obligation to itself in its capacity as such Borrower);

                 (c) "STOCKHOLDER'S EQUITY" of a Guarantor at any time shall mean the amount of its unconsolidated stockholders' equity as shown on its most recent periodic financial statements prepared as of that time; and

                 (d) all capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

         1.2. INTERPRETATION NOT AFFECTED BY HEADINGS. The division of this Agreement into sections, articles, paragraphs and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "THIS AGREEMENT",



                                       3
                                                                     EXHIBIT G-2

"HEREOF", "HEREIN", "HEREUNDER" and similar expressions refer to this Agreement and not to any particular section, article, paragraph or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

         1.3. GOVERNING LAW. This Agreement shall be governed and interpreted in accordance with the laws of Belgium.

         1.4. CURRENCY. Unless the contrary is expressly indicated, any reference in this Agreement to a sum of money as of any time shall be a reference to such sum in, or converted as of that time into, lawful money of the United States of America, and all payments to be made hereunder shall be made in that currency.

         1.5. SCHEDULE. The following schedule annexed hereto is incorporated herein by reference and deemed to be part hereof:

         SCHEDULE A --    A form of execution copy of Credit Agreement dated as
                          of October 28, 1997, including the schedules and exhibits attached thereto.

         1.6. ENTIRE AGREEMENT. This Agreement, together with the Schedule, agreements and other documents herein or therein referred to, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties with respect to the subject matter hereof, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein.

         1.7. DIVISIBILITY. If any obligation, covenant or provision herein contained is determined to be invalid, illegal or unenforceable, in whole or in part, by a court of competent jurisdiction, such determination shall not affect or impair and shall not be deemed to affect or impair, the validity, legality or enforceability of any other obligation, covenant or provision herein contained and each such obligation, covenant or provision shall be interpreted in such manner as to render them valid, legal and enforceable to the greatest extent permitted by applicable law. Each obligation, covenant and provision of this Agreement is hereby declared to be divisible, separate and distinct.

                             ARTICLE 2 - AGREEMENTS

         2.1. ACKNOWLEDGMENTS. Each of the parties hereto acknowledges and confirms:

                 (a) that it has received an execution copy of the Credit Agreement and other Loan Documents, and that its financial officers have reviewed the contents of such agreements as well as all other documents, facts and other circumstances necessary to arrive at an informed judgment as to the advisability of entering into its Guaranty and of the benefits obtained by implementing its Guaranty; and

                 (b) that the proceeds of the Credit Extensions will be an essential element necessary to meet its long-term financing needs, that it expects to benefit directly and indirectly from the implementation of the Credit Agreement and the other Loan Documents, and that the terms and conditions of the Credit Agreement and the other Loan Documents, including the Guarantees,



                                       4
                                                                     EXHIBIT G-2
         will be more favorable than any long-term financing arrangement it could negotiate on its own behalf without the credit support of the Group.

         2.2. EXECUTION OF DEFINITIVE AGREEMENTS. Subject to approval of definitive agreements by its board of directors or other managing authority, as applicable, each of the parties hereto covenants and agrees to execute and deliver each Guaranty to which it is a party on the terms and conditions set out in the Credit Agreement.

         2.3. INDEMNITY OF BORROWERS. Subject to the rights of any Lender Party under the Credit Documents (including the subordination provisions contained therein), each Borrower hereby agrees to indemnify each Guarantor forthwith upon demand and to hold each Guarantor harmless against any and all losses, costs and expenses incurred by such Guarantor as a result of fulfilling its obligations under any Guaranty provided by it ("GUARANTOR LOSSES") in respect of the Obligations of such Borrower. Subject to SECTION 2.7, a Guarantor that has incurred Guarantor Losses may elect to obtain the benefit of the indemnity under this SECTION 2.3 by setting its Guarantor Losses off against the net amount of any obligations that it may owe to any Borrower at that time to the extent of such net amount.

         2.4.    GUARANTOR INDEMNITIES.  Subject to the rights of any Lender
Party under the Credit   Documents (including the subordination provisions
contained therein), and without in any way limiting the liabilities of any Borrower under SECTION 2.3, each of the Guarantors jointly and severally agrees to indemnify every other Guarantor forthwith upon demand and hold every other Guarantor harmless against any and all Guarantor Losses incurred by such Guarantor (an "INDEMNIFIED GUARANTOR") to the extent that such Guarantor Losses exceed the Indemnified Guarantor's Net Asset Amount on the date such Guarantor Losses are incurred; provided that no Guarantor shall be required to pay an amount in respect of the indemnity set forth in this SECTION 2.4 greater than its Net Asset Amount on such date.

         2.5. SHARING LOSSES. Subject to the rights of any Lender Party under the Credit Documents (including the subordination provisions contained therein) and without in any way limiting the liabilities of any Borrower under
SECTION 2.3 or of the Guarantors under SECTION 2.4, each of the Guarantors agrees that the liability for all Guarantor Losses shall be shared by the Guarantors pro rata on the basis of each Guarantor's Net Asset Amount. For greater certainty, following the fulfillment of obligations under the Guaranties, including payments made under the indemnities set forth in SECTION 2.4, each Guarantor covenants and agrees to compensate the Guarantors incurring Guarantor Losses, either directly as a result of the Guaranties or indirectly as a result of the indemnity set forth in SECTION 2.4, by the payment of an amount not exceeding its own Net Asset Amount (the "COMPENSATION PAYMENT") to such Guarantors that will be sufficient, when aggregated with all other Compensation Payments made hereunder, to ensure that no Guarantor incurs a liability for Guarantor Losses greater than an amount equal to the product obtained by multiplying the aggregate Guarantor Losses of all the Guarantors at such time by a fraction the numerator of which is the Net Asset Amount of such Guarantor and the denominator of which is the aggregate Net Asset Amounts of all the Guarantors at that time.

         2.6. APPLICATION OF FUNDS. Each Borrower hereby covenants and agrees that the proceeds from the Credit Extensions will be used for the purpose of meeting the financing requirements of the Group, including the Guarantors, and that funds provided out of such proceeds will be available to support the operational and expansion needs of the Guarantors from time to time.

         2.7. NO SUBROGATION. Notwithstanding any payment or payments made or expenses incurred



                                       5
                                                                     EXHIBIT G-2
by any Guarantor pursuant to this Agreement, the rights of such a Guarantor

                 (a) against each Borrower (other than such Guarantor) in respect of any and all rights of reimbursement, indemnification and subrogation with respect to the Guaranties or any other guaranty of the Credit Documents of any nature,

                 (b) against each Borrower (other than such Guarantor), any other Guarantor or any other party hereto in respect of any and all present and future debts and obligations of such party under this Agreement to such Guarantor, and

                 (c) against each Borrower (other than such Guarantor), at any time when an Event of Default shall have occurred and be continuing, in respect of any and all other present and future debts and obligations of each Borrower to such Guarantor,

(including any right of subrogation, reimbursement, exoneration or indemnification) are hereby postponed in favor of and subordinated to (i) the payment in full in cash of all of the obligations of each Obligor owing to all of the Lender Parties under or with respect to the Credit Documents and (ii) the termination of all the Commitments. If any amount shall be paid to any of the Guarantors with respect to any of the foregoing rights prior to the occurrence of the events described in CLAUSES (i) and (ii) of the preceding sentence, such amount shall be deemed to have been paid to each such Guarantor for the benefit of, and held by each such Guarantor in the name and for the account of the Lender Parties and, in addition, shall forthwith be paid to the Administrative Agent for the account of the Lender Parties to be credited and applied against the obligations of such Guarantor pursuant to its Guaranty if then matured or forthwith be repaid to the relevant Borrower if such obligations are then unmatured.

         2.8. LIABILITY UNDER THE DOCUMENTS. The provisions of this Agreement shall in no way limit or otherwise affect the liability of any of the Borrowers for Credit Extensions made pursuant to any of the Credit Documents.

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

         3.1. REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS. Each of the parties hereto hereby represents and warrants to each of the other parties hereto as follows and acknowledges that each of the other parties is relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

                 (a) it has not ceased to pay its creditors, nor has its bank credit been disrupted or suspended, nor is it in any other condition relevant to the determination of bankruptcy under the laws of bankruptcy applicable to it; no acts or proceedings have been taken by or against it in connection with, it has not received any notice in respect of, and it is not in the course of liquidation, winding-up, dissolution, bankruptcy or reorganization; and

                 (b) this Agreement has been validly authorized, executed and delivered by it and is a valid and legally binding obligation of it enforceable against it in accordance with its terms.

         3.2. REPRESENTATION AND WARRANTY OF MICRO. Micro hereby represents and warrants to each of the other parties hereto that it believes, as a result of its independent analysis and negotiations with the



                                       6
                                                                     EXHIBIT G-2

Lender Parties, that application of the Group's creditworthiness by means of the incorporation of unlimited guarantees of the Guarantors results in a credit structure that enhances the creditworthiness of the Group and permits financing to be raised on terms and conditions more favorable than otherwise possible. Micro acknowledges that each of the other parties hereto is relying upon the foregoing representation and warranty in connection with the matters contemplated by this Agreement.

                              ARTICLE 4 - GENERAL

         4.1. TERM AND TERMINATION. This Agreement shall come into force and effect as of the date hereof and shall continue in force so long as (a) any party hereto shall have any outstanding obligation with respect to the obligations guaranteed by the Guaranties and (b) the Commitments have not been fully terminated.

         4.2. FURTHER ASSURANCES. Each of the parties hereto shall do all such acts and execute and deliver all such documents or instruments as may reasonably be requested by any of the other parties hereto or their respective counsel as may be necessary or desirable to complete the transactions contemplated by this Agreement and to carry out its provisions.

         4.3. AMENDMENT. This Agreement may not be modified or amended except by an instrument in writing signed by all of the parties hereto or their respective successors or permitted assigns. Notwithstanding the foregoing sentence, the parties agree that if any Person within the Group that is not a party hereto hereafter becomes a Guarantor pursuant to the terms of the Credit Agreement (a "SUBSEQUENT GUARANTOR"), each of the parties hereto covenants to cause such Subsequent Guarantor to do all such acts and execute and deliver all such documents or instruments as may be reasonably necessary or desirable so that such Subsequent Guarantor becomes a party to this Agreement and becomes bound by the terms hereof. If at any time any Guarantor shall cease to be a Guarantor during the continuation in force of this Agreement, the obligations of such party under this Agreement shall thereupon cease.

         4.4. ASSIGNMENT RESTRICTED. No party may assign this Agreement to any other Person without the prior written consent of each of the other parties hereto.

         4.5. COUNTERPARTS. This Agreement may be executed in counterparts, and may be executed in any number of additional counterparts by any one or more of the parties bound hereby. A counterpart shall be deemed to be an original and such counterparts shall together constitute the same agreement. Each party hereto shall receive a fully executed original of this Agreement.

         4.6. SCOPE. This Agreement shall be for the benefit of the parties hereto and the Lender Parties (including the successors and assigns) and binding upon the parties hereto and their respective successors and permitted assigns.


                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGE(S) FOLLOWS.



                                       7
                                                                     EXHIBIT G-2

         DONE at Santa Ana, California on the date first above stated in this Intra-Group Agreement.


INGRAM MICRO INC., a corporation       INGRAM MICRO INC., a corporation
organized and existing under the       organized and existing under the laws of
laws of the State of Delaware,         the Province of Ontario, Canada
United States of America

By                                     By
  -------------------------------        --------------------------------------
  Michael J. Grainger, Executive Vice    Michael J. Grainger, Authorized
  President & Worldwide Chief            Representative
  Financial Officer



INGRAM MICRO SINGAPORE PTE LTD.,       INGRAM EUROPEAN COORDINATION CENTER N.V.,
a corporation organized and            a company organized and existing under
existing under the laws of             the laws of The Kingdom of Belgium
Singapore

By                                     By
  ------------------------------          -------------------------------------
  Michael J. Grainger, Attorney           Michael J. Grainger,
                                          Authorized  Representative



                                       8
                                                                     EXHIBIT G-2

                                   EXHIBIT H

                                 MICRO GUARANTY

         Pursuant to THIS GUARANTY (this "GUARANTY"), dated as of October 28, 1997, INGRAM MICRO INC., a Delaware corporation (the "GUARANTOR"), hereby unconditionally, absolutely and irrevocably guarantees as primary obligor and not as a surety merely, to each Lender Party (as defined below), without offset or deduction, (a) the full and punctual payment when due of all amounts payable by Ingram European Coordination Center N.V., a company organized and existing under the laws of The Kingdom of Belgium ("COORDINATION CENTER"), Ingram Micro Singapore Pte Ltd., a corporation organized and existing under the laws of Singapore ("MICRO SINGAPORE"), Ingram Micro Inc., a corporation organized and existing under the laws of the Province of Ontario, Canada ("MICRO CANADA"), and each Acceding Borrower (as defined in the Credit Agreement described below) that shall become a party to the Credit Agreement described below pursuant to an Accession Request and Acknowledgment (as defined in the Credit Agreement described below) duly acknowledged on behalf of the Guarantor (Coordination Center, Micro Singapore, and Micro Canada being, collectively with any such Acceding Borrower, the "OTHER BORROWERS"), under or in connection with the European Credit Agreement (together with all amendments and other modifications, if any, from time to time made to it, the "CREDIT AGREEMENT"; unless otherwise defined herein all capitalized terms used herein without definition have the meanings provided for in the Credit Agreement) dated as of October 28, 1997, among the Guarantor and Coordination Center as the Primary Borrowers, certain financial institutions (together with their respective successors and permitted assigns and any branch or affiliate of a financial institution funding a Loan as permitted by SECTION 5.6 of the Credit Agreement, collectively, the "LENDERS"), The Bank of Nova Scotia, as Administrative Agent (in that capacity the "ADMINISTRATIVE AGENT") for the Lenders, NationsBank of Texas, N.A., as Documentation Agent for the Lenders, and certain arrangers (the Lenders, the Administrative Agent, that documentation agent, and those arrangers being, collectively, the "LENDER PARTIES"), which is also executed by Micro Singapore and Micro Canada as Supplemental Borrowers, and the other Loan Documents, including, without limitation, all principal, interest, premiums, fees and expenses payable by the Other Borrowers thereunder and all reasonable expenses incurred by any Lender Party in enforcing any rights under the Credit Agreement, the Notes (if any), and the other Loan Documents (including this Guaranty) and (b) the full performance and observance of all of the covenants, conditions and agreements provided in the Credit Agreement and each other Loan Document required to be performed or observed by the Other Borrowers (all of the foregoing guaranteed obligations being the "GUARANTEED OBLIGATIONS"). In the case of a failure of any Other Borrower punctually to make any payment of principal of or interest or premium on any Credit Extension or Note, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the stated maturity, on a prepayment date, by declaration of acceleration, or otherwise, as if such payment were made by that Other Borrower. This Guaranty constitutes a guaranty of payment and not a guaranty of collection. The obligations and agreements of the Guarantor hereunder shall be performed and observed without requiring any notice of non-payment, non-performance or non-observance, or any proof thereof or demand therefor, all of which the Guarantor hereby expressly waives.

         The Guarantor and the Other Borrowers are engaged as an integrated group in diversified operations including wholesale distribution of microcomputer software and hardware products, multimedia products, customer financing, assembly and configuration and other related wholesaling, distribution and service activities. This integrated operation requires financing on such basis that credit



                                                                       EXHIBIT H
supplied to the Guarantor and the Other Borrowers be made available from time to time to the other Subsidiaries of the Guarantor, separately, and as an integrated operation as a whole. To induce the Lender Parties to enter into the Credit Agreement and make Credit Extensions pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed to guarantee, on the terms and conditions set forth herein, the obligations of the Other Borrowers under the Credit Agreement, the Notes (if any), and each other Loan Document, and the Guarantor expects to derive benefit, directly or indirectly, from the Credit Extensions made to any Other Borrower from time to time.

         SECTION 1. CONSENTS AND WAIVERS BY GUARANTOR. (a) This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall remain in full force and effect irrespective of, and shall not be terminated by, the existence of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the terms of the Credit Agreement, any Note, any other Loan Document or any other agreement or instrument relating thereto (the foregoing agreements, documents and instruments being, collectively, the "CREDIT DOCUMENTS"), or the rights or obligations of any Obligor under or with respect to any of the Credit Documents. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                 (i) any lack of validity or enforceability of any Obligor's obligations under or with respect to any Credit Document;

                 (ii) any change, whether or not agreed to by the Lender Parties, in the time, manner or place of payment of, or in any other term of, all or any of the Credit Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms of provisions of any of the Credit Documents;

                 (iii) the lack of power or authority of any of the Obligors to execute and deliver any of the Credit Documents, any set-off or counterclaim which may at any time be available to or asserted by any Obligor against any Lender Party with respect to such Obligor's obligations under any of the Credit Documents; the existence or continuance of any Obligor as a legal entity; the consolidation or merger of any Obligor with or into any other corporation, or the sale, lease or other disposition by any Obligor of all or substantially all of its assets to any other business entity, whether or not effected in compliance with the provisions of the Credit Agreement; or the bankruptcy or insolvency of any Obligor, the admission in writing by any Obligor of its inability to pay its debts as they mature, or the making by any Obligor of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors;

                 (iv) any act, failure to act, delay or omission whatsoever on the part of any Lender Party, including, without limitation, any failure to demand, delay in demanding or rescission of a demand for any payment under any of the Credit Documents or any failure to give to any Obligor (including the Guarantor) notice of default in the making of any payment due and payable under any of the Credit Documents or performance of any covenant, condition or agreement contained in any of the Credit Documents or any action taken by any Lender Party in the exercise, either in whole or in part, of any right or power conferred by any of the Credit Documents or the failure, delay or omission by any Lender Party to exercise any such right or power;

                 (v) except in each case by a written amendment, waiver, consent, release, or



                                       3
                                                                       EXHIBIT H
         termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to SECTION 7(b) of this Guaranty, SECTION 11.1(b) of the Credit Agreement, or both, as applicable, any invalidation of any of the obligations of the Guarantor hereunder or the repudiation of this Guaranty by the Guarantor, whether or not under color of right, or any act, failure to act, delay or omission whatsoever on the part of any Lender Party with respect to the Guarantor's obligations hereunder, including, without limitation, any termination of the obligations of the Guarantor hereunder, any amendment, compromise or waiver of or any consent or departure from the terms or provisions of this Guaranty with respect to the Guarantor or any release of the Guarantor from liability hereunder;

                 (vi) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to
         SECTION 7(b) of this Guaranty, SECTION 11.1(b) of the Credit Agreement, or both, as applicable, any release, discharge, modification or exchange of any property pledged or mortgaged or in which a security interest has been granted as collateral for the Guaranteed Obligations, or any amendment or termination of or consent or waiver under any agreement or instrument now or hereafter providing for granting, pledging, mortgaging or conveying collateral for the Guaranteed Obligations; and

                 (vii) any other circumstance which might otherwise constitute a defense available to, or legal or equitable discharge of, the Other Borrowers or any other Obligor;

it being the purpose and intent of this Guaranty that the obligations of the Guarantor hereunder shall be absolute, unconditional and irrevocable and shall not be discharged or terminated except by full and complete performance of all of the Guaranteed Obligations.

         (b) The Guarantor agrees that it is directly and primarily liable to the Lender Parties, that the obligations hereunder are independent of the obligations of each Other Borrower and any other Obligor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether or not an action is brought against any Other Borrower or any other Obligor, or whether any Other Borrower or any other Obligor is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the Lender Parties to any Other Borrower or any other Obligor or endorser shall not release it from this Guaranty.

         (c) The Guarantor does hereby waive and relinquish, so far as it may lawfully and effectively do so, the benefit and advantage of any and all valuation, stay, appraisement, extension or redemption law or laws now in effect or hereafter enacted. and also waives promptness, diligence, notice of acceptance, default, dishonor, non-payment, non-performance or any other notice to or upon any Other Borrower or the Guarantor.

         SECTION 2.       NO SUBROGATION.

         (a) Any and all present and future debts and obligations of each Other Borrower to the Guarantor, including rights of reimbursement and subrogation, are hereby postponed in favor of and subordinated to the payment in full in cash of all of the Guaranteed Obligations and termination of all the Commitments; provided that the payment of such present and future debts other than those due by virtue of rights of reimbursement and subrogation with respect to this Guaranty shall be so postponed and



                                       4
                                                                       EXHIBIT H
subordinated only if an Event of Default shall have occurred and be continuing.

         (b) Notwithstanding any payment or payments made or expenses incurred by the Guarantor pursuant to this Guaranty, the Guarantor shall not be subrogated, in whole or in part, to the rights of the Lender Parties against any Other Borrower under the Credit Documents until the Guaranteed Obligations shall have been paid in cash in full and the Commitments shall have terminated. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender Parties and, in addition, shall forthwith be paid to the Administrative Agent for the account of the Lender Parties to be credited and applied upon the Guaranteed Obligations if then matured or forthwith be repaid to the relevant Other Borrower if such obligations are then unmatured. The Guarantor hereby agrees that, as between itself on the one hand and the Lender Parties on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable notwithstanding any stay, injunction or other prohibition preventing such declaration as against any Other Borrowers and that, in the event of any such declaration, the Guaranteed Obligations (whether or not then due add payable by any Other Borrowers) shall forthwith become due and payable by the Guarantor for purposes of this Guaranty.

         SECTION 3. REINSTATEMENT OF GUARANTY. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Lender Party upon the insolvency, bankruptcy or reorganization of any Other Borrower, the Guarantor or any other Obligor or otherwise, all as though such payment had not been made.

         SECTION 4. RIGHTS OF CONTRIBUTION. The Guarantor and each other Person providing a Guaranty pursuant to the Credit Agreement from time to time, including those Persons executing the Acknowledgment to this Guaranty (collectively, the "GROUP GUARANTORS"), hereby agree, as among themselves and for the benefit of each of them. that if any Guarantor (in such capacity, an "EXCESS FUNDING GUARANTOR") shall make any payment in respect of any of the Guaranteed Obligations hereunder (a "GUARANTEE PAYMENT") as a result of which such Excess Funding Guarantor shall have paid more than its Pro Rata Share (as defined below) of the Guaranteed Obligations, each other Group Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence hereof), pay to such Excess Funding Guarantor an amount equal to such Group Guarantor's Pro Rata Share of such Guarantee Payment. The payment obligation of any Group Guarantor to any Excess Funding Guarantor under this SECTION 4 shall be subordinate and subject to the prior payment in full in cash of the Guaranteed Obligations (in favor of the Lender Parties) and termination of all the Commitments and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until all of the foregoing shall have occurred. For the purposes hereof, "PRO RATA SHARE" shall mean, for any Group Guarantor, the ratio (expressed as a percentage and determined as of the date of the most recent financial statements provided to the Lender Parties pursuant to CLAUSE (a) or (b) of SECTION 8.1.1. of the Credit Agreement) of (a) the sum of the unconsolidated stockholders equity of such Group Guarantor plus the net amount (if greater than zero) of any obligations owed by such Group Guarantor to all the Borrowers to (b) the sum of the unconsolidated stockholders equity of all the Group Guarantors plus the net amount (if greater than zero) of any obligations owed by all the Group Guarantors to all the Borrowers (it being understood and agreed that, in the case of any Group Guarantor that is also a Borrower, such Group Guarantor shall not be considered to owe any obligation to itself in its capacity as such Borrower).



                                       5
                                                                       EXHIBIT H

         SECTION 5. ASSIGNMENT; SUCCESSORS. This Guaranty is a continuing guaranty and shall be binding upon the Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of each Under Party and its successors and assigns and shall be considered to be assigned upon the assignment or transfer by any Lender Party of its Notes and other rights and obligations under the Credit Agreement and other Loan Documents without requiring any act of or consent or acknowledgment from the Guarantor. In furtherance of the foregoing, the Guarantor shall execute and deliver to any assignee or transferee of any Lender Party such additional counterparts of this Guaranty as any such Lender Party may request in writing at any time and from time to time.

         SECTION 6. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS GUARANTY SHALL BE GOVERNED BY AND ITS PROVISIONS CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR PURSUANT TO THIS GUARANTY SHALL BE BROUGHT AND MAINTAINED, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN SUCH LITIGATION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE GUARANTOR AT ITS ADDRESS SPECIFIED PURSUANT TO SECTION
11.2 OF THE CREDIT AGREEMENT, IN EACH CASE MARKED FOR THE ATTENTION OF GENERAL COUNSEL, INGRAM MICRO INC., OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK IN THE MANNER PERMITTED BY THE LAWS OF EACH SUCH STATE. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

         SECTION 7.       MISCELLANEOUS PROVISIONS.

         (a) This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, SECTION 5.11 and ARTICLE XI thereof.

         (b) No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent on behalf of the Lender Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (c) All notices and other communications provided to any party hereto shall be made



                                       6
                                                                       EXHIBIT H
in the manner, and subject to the provisions set forth in SECTION 11.2 of the Credit Agreement.

         (d) Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         (e) In addition to, and not in limitation of, any rights of any Lender Party under applicable law, each Lender Party shall, upon the occurrence and during the continuance of any Default described in any of CLAUSES (a) through (d) of SECTION 9.1.9. of the Credit Agreement (after providing notice to the Guarantor with respect thereto) or any Event of Default, have the right, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), credits, accounts or moneys of the Guarantor to the payment of the obligations of the Guarantor that are at such time due and owing to it hereunder, irrespective of whether or not such Lender Party shall have made any demand under any Loan Document.

         (f) Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Guaranty.

         SECTION 8. WAIVER OF JURY TRIAL. THE LENDER PARTIES AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR, THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THIS GUARANTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THE CREDIT AGREEMENT AND MAKING CREDIT EXTENSIONS THEREUNDER.

         SECTION 9. ACKNOWLEDGMENT AND AGREEMENT OF OTHER GUARANTORS. By executing the acknowledgment to this Guaranty each of the other Group Guarantors agrees to be fully bound by the terms of SECTION 4 hereof.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                          SIGNATURE PAGES TO FOLLOW.]



                                       7
                                                                       EXHIBIT H

         IN WITNESS WHEREOF, the undersigned corporation has caused this Guaranty to be executed on its behalf as of the date above written by one of its officers duly authorized thereunto.


                                       INGRAM MICRO INC., a corporation
                                       organized and existing under the laws of the State of Delaware, United States of America


                                       By
                                         --------------------------------------
                                         Michael J. Grainger, Executive
                                         Vice President, & Worldwide Chief
                                         Financial Officer


ACKNOWLEDGED AND AGREED TO THE TERMS OF SECTION 4:

INGRAM EUROPEAN COORDINATION           INGRAM MICRO SINGAPORE PTE LTD.,
CENTER N.V., a company organized       a corporation organized and
and existing under the laws of         existing under the laws of Singapore
The Kingdom of Belgium

By                                     By
  ------------------------------          --------------------------------------
  Michael J. Grainger, Authorized         Michael J. Grainger, Attorney
  Representative



                  INGRAM MICRO INC., a corporation organized and existing under the laws of the Province of Ontario, Canada


                    By
                      ----------------------------------------------
                      Michael J. Grainger, Authorized Representative



                                       8
                                                                       EXHIBIT H

                                  EXHIBIT I-1


                             MICRO CANADA GUARANTY
                     (COORDINATION CENTER/MICRO SINGAPORE)


         Pursuant to THIS GUARANTY (this "GUARANTY"), dated as of October 28, 1997, INGRAM MICRO INC., an Ontario, Canada corporation (the "GUARANTOR"), hereby unconditionally, absolutely and irrevocably guarantees as primary obligor and not as a surety merely, to each Lender Party (as defined below), without offset or deduction, (a) the full and punctual payment when due of all amounts payable by Ingram European Coordination Center N.V., a company organized and existing under the laws of The Kingdom of Belgium ("COORDINATION CENTER"), Ingram Micro Singapore Pte Ltd., a corporation organized and existing under the laws of Singapore ("MICRO SINGAPORE"), and each Acceding Borrower (as defined in the Credit Agreement described below) that shall become a party to the Credit Agreement described below pursuant to an Accession Request and Acknowledgment (as defined in the Credit Agreement described below) duly acknowledged on behalf of the Guarantor (Coordination Center and Micro Singapore being, collectively with any such Acceding Borrower, the "COVERED BORROWERS"), under or in connection with the European Credit Agreement (together with all amendments and other modifications, if any, from time to time made to it, the "CREDIT AGREEMENT"; unless otherwise defined herein all capitalized terms used herein without definition have the meanings provided for in the Credit Agreement) dated as of October 28, 1997, among Ingram Micro Inc. (a corporation organized and existing under the laws of the State of Delaware) and Coordination Center as the Primary Borrowers, certain financial institutions (together with their respective successors and permitted assigns and any branch or affiliate of a financial institution funding a Loan as permitted by SECTION 5.6 of the Credit Agreement, collectively, the "LENDERS"), The Bank of Nova Scotia, as the Administrative Agent (in such capacity the "ADMINISTRATIVE AGENT") for the Lenders, NationsBank of Texas, N.A., as the Documentation Agent for the Lenders, and certain arrangers (the Lenders, the Administrative Agent, that Documentation Agent, and those arrangers being, collectively, the "LENDER PARTIES"), and also executed by the Guarantor and Micro Singapore as Supplemental Borrowers, and the other Loan Documents, including, without limitation, all principal, interest, premiums, fees and expenses payable by any Covered Borrower thereunder and all reasonable expenses incurred by any Lender Party in enforcing any rights under the Credit Agreement, the Notes (if any), and the other Loan Documents (including this Guaranty) and (b) the full performance and observance of all of the covenants, conditions and agreements provided in the Credit Agreement and each other Loan Document required to be performed or observed by any Covered Borrower (all of the foregoing guaranteed obligations being the "GUARANTEED OBLIGATIONS". In the case of a failure of any Covered Borrower punctually to make any payment of principal of or interest or premium on any Credit Extension or Note, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the stated maturity, on a prepayment date, by declaration of acceleration, or otherwise, as if such payment were made by the relevant Covered Borrower. This Guaranty constitutes a guaranty of payment and not a guaranty of collection. The obligations and agreements of the Guarantor hereunder shall be performed and observed without requiring any notice of non-payment, non-performance or non-observance, or any proof thereof or demand therefor, all of which the Guarantor hereby expressly waives.

         The Guarantor and the other Borrowers are engaged as an integrated group in diversified operations including wholesale distribution of microcomputer software and hardware products,



                                                                     EXHIBIT I-1
multimedia products, customer financing, assembly and configuration and other related wholesaling, distribution and service activities. This integrated operation requires financing on such basis that credit supplied to the Guarantor and the other Borrowers be made available from time to time to the other Subsidiaries of Micro, separately, and as an integrated operation as a whole. To induce the Lender Parties to enter into the Credit Agreement and make Credit Extensions pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed to guarantee, on the terms and conditions set forth herein, the obligations of the Covered Borrowers under the Credit Agreement, the Notes and each other Loan Document, and the Guarantor expects to derive benefit, directly or indirectly, from the Credit Extensions made to the Covered Borrowers from time to time.

         SECTION 1. CONSENTS AND WAIVERS BY GUARANTOR. (a) This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall remain in full force and effect irrespective of, and shall not be terminated by, the existence of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the terms of the Credit Agreement, any Note, any other Loan Document or any other agreement or instrument relating thereto (the foregoing agreements, documents and instrument being, collectively, the "CREDIT DOCUMENTS"), or the rights or obligations of any Obligor under or with respect to any of the Credit Documents. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                 (i) any lack of validity or enforceability of any Obligor's obligations under or with respect to any Credit Document;

                 (ii) any change, whether or not agreed to by the Lender Parties, in the time, manner or place of payment of, or in any other term of, all or any of the Credit Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms or provisions of any of the Credit Documents;

                 (iii) the lack of power or authority of any of the Obligors to execute and deliver any of the Credit Documents, any set-off or counterclaim which may at any time be available to or asserted by any Obligor against any Lender Party with respect to such Obligor's obligations under any of the Credit Documents; the existence or continuance of any Obligor as a legal entity; the consolidation or merger of any Obligor with or into any other corporation. or the sale, lease or other disposition by any Obligor of all or substantially all of its assets to any other business entity, whether or not effected in compliance with the provisions of the Credit Agreement; or the bankruptcy or insolvency of any Obligor, the admission in writing by any Obligor of its inability to pay its debts as they mature, or the making by any Obligor of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors,

                 (iv) any act, failure to act, delay or omission whatsoever on the part of any Lender Party, including, without limitation, any failure to demand, delay in demanding or rescission of a demand for any payment under any of the Credit Documents or any failure to give to any Obligor (including the Guarantor) notice of default in the making of any payment due and payable under any of the Credit Documents or performance of any covenant, condition or agreement contained in any of the Credit Documents or any action taken by any Lender Party in the exercise, either in whole or in part, of any right or power conferred by any of the Credit Documents or the failure, delay or omission by any Lender Party to exercise any such right or power;



                                                                     EXHIBIT I-1

                 (v) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to
         SECTION 7(b) of this Guaranty, SECTION 11.1(b) of the Credit Agreement, or both, as applicable, any invalidation of any of the obligations of the Guarantor hereunder or the repudiation of this Guaranty by the Guarantor, whether or not under color of right, or any act, failure to act, delay or omission whatsoever on the part of any Lender Party with respect to the Guarantor's obligations hereunder, including, without limitation, any termination of the obligations of the Guarantor hereunder, any amendment, compromise or waiver of or any consent or departure from the terms or provisions of this Guaranty with respect to the Guarantor or any release of the Guarantor from liability hereunder;

                 (vi) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to
         SECTION 7(b) of this Guaranty, SECTION 11.1(b) of the Credit Agreement, or both, as applicable, any release, discharge, modification or exchange of any property pledged or mortgaged or in which a security interest has been granted as collateral for the Guaranteed Obligations, or any amendment or termination of or consent or waiver under any agreement or instrument now or hereafter providing for granting, pledging, mortgaging or conveying collateral for the Guaranteed Obligations; and

                 (vii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Covered Borrower or any other Obligor;

it being the purpose and intent of this Guaranty that the obligations of the Guarantor hereunder shall be absolute, unconditional and irrevocable and shall not be discharged or terminated except by full and complete performance of all of the Guaranteed Obligations.

         (b) The Guarantor agrees that it is directly and primarily liable to the Lender Parties, that the obligations hereunder are independent of the obligations of each Covered Borrower and any other Obligor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether or not an action is brought against any Covered Borrower or any other Obligor, or whether any Covered Borrower or any other Obligor is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the Lender Parties to any Covered Borrower or any other Obligor or endorser shall not release it from this Guaranty.

         (c) The Guarantor does hereby waive and relinquish, so far as it may lawfully and effectively do so, the benefit and advantage of any and all valuation, stay, appraisement, extension or redemption law or laws now in effect or hereafter enacted, and also waives promptness, diligence, notice of acceptance, default, dishonor, non-payment, non-performance or any other notice to or upon any Covered Borrower or the Guarantor.

         SECTION 2. NO SUBROGATION. (a) Any and all present and future debts and obligations of any Covered Borrower to the Guarantor, including rights of reimbursement and subrogation, are hereby postponed in favor of and subordinated to the payment in full in cash of all of the Guaranteed Obligations and termination of all the Commitments; provided, however, that the payment of such present and future debts other than those due by virtue of rights of reimbursement and subrogation with respect to this



                                                                     EXHIBIT I-1

Guaranty shall be so postponed and subordinated only if an Event of Default shall have occurred and be continuing.

         (b) Notwithstanding any payment or payments made or expenses incurred by the Guarantor pursuant to this Guaranty, the Guarantor shall not be subrogated, in whole or in part, to the rights of the Lender Parties against any Covered Borrower under the Credit Documents until the Guaranteed Obligations shall have been paid in cash in full and the Commitments shall have terminated. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender Parties and, in addition, shall forthwith be paid to the Administrative Agent for the account of the Lender Parties to be credited and applied upon the Guaranteed Obligations if then matured or forthwith be repaid to the relevant Covered Borrower if such obligations are then unmatured. The Guarantor hereby agrees that, as between itself on the one hand and the Lender Parties on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable notwithstanding any stay, injunction or other prohibition preventing such declaration as against any Covered Borrower and that, in the event of any such declaration, the Guaranteed Obligations (whether or not then due and payable by any Covered Borrower) shall forthwith become due and payable by the Guarantor for purposes of this Guaranty.

         SECTION 3. REINSTATEMENT OF GUARANTY. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Lender Party upon the insolvency, bankruptcy or reorganization of any Covered Borrower, the Guarantor or any other Obligor or otherwise, all as though such payment had not been made.

         SECTION 4. RIGHTS OF CONTRIBUTION. The Guarantor and each other Person providing a Guaranty pursuant to the Credit Agreement from time to time, including those Persons executing the Acknowledgment to this Guaranty (collectively, the "GROUP GUARANTORS", hereby agree, as among themselves and for the benefit of each of them, that if any Guarantor (in such capacity, an "EXCESS FUNDING GUARANTOR") shall make any payment in respect of any of the Guaranteed Obligations hereunder (a "GUARANTEE PAYMENT") as a result of which such Excess Funding Guarantor shall have paid more than its Pro Rata Share (as defined below) of the Guaranteed Obligations, each other Group Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence hereof), pay to such Excess Funding Guarantor an amount equal to such Group Guarantor's Pro Rata Share of such Guarantee Payment. The payment obligation of any Group Guarantor to any Excess Funding Guarantor under this SECTION 4 shall be subordinate and subject to the prior payment in full in cash of the Guaranteed Obligations (in favor of the Lender Parties) and termination of all the Commitments and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until all of the foregoing shall have occurred. For the purposes hereof, "PRO RATA SHARE") shall mean, for any Group Guarantor, the ratio (expressed as a percentage and determined as of the date of the most recent financial statements provided to the Lender Parties pursuant to CLAUSE (a) or (b) of SECTION 8.1.1 of the Credit Agreement) of (a) the sum of the unconsolidated stockholders equity of such Group Guarantor plus the net amount (if greater than zero) of any obligations owed by such Group Guarantor to all the Borrowers to (b) the sum of the unconsolidated stockholders equity of all the Group Guarantors plus the net amount (if greater than zero) of any obligations owed by all the Group Guarantors to all the Borrowers (it being understood and agreed that, in the case of any Group Guarantor that is also a Borrower, such Group Guarantor shall not be considered to owe any obligation to itself in its capacity as such Borrower).



                                                                     EXHIBIT I-1

         SECTION 5. ASSIGNMENT; SUCCESSORS. This Guaranty is a continuing guaranty and shall be binding upon the Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of each Lender Party and its successors and assigns and shall be considered to be assigned upon the assignment or transfer by any Lender Party of its Notes and other rights and obligations under the Credit Agreement and other Loan Documents without requiring any act of or consent or acknowledgment from the Guarantor. In furtherance of the foregoing, the Guarantor shall execute and deliver to any assignee or transferee of any Lender Party such additional counterparts of this Guaranty as any such Lender Party may request in writing at any time and from time to time.

         SECTION 6. GOVERNING LAW, SUBMISSION TO JURISDICTION. This Guaranty shall be governed by and its provisions construed under the laws of the Province of Ontario, Canada. Any litigation based hereon, or arising out of, under, or in connection with, this Guaranty or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Lender Parties or the Guarantor pursuant to this Guaranty shall be brought and maintained, to the extent permitted by applicable law, exclusively in the courts of the State of New York, U.S.A., the United States District Court for the Southern District of New York or the courts of the Province of Ontario. The Guarantor hereby expressly and irrevocably submits to the jurisdiction of the aforementioned courts for the purpose of any such litigation as set forth above and, in the case of the courts of the State of New York and the United States District Court for the Southern District of New York, irrevocably consents to the service of any and all process in such litigation or proceeding by the mailing of copies of such process to the Guarantor at its address specified pursuant to
SECTION 11.2 of the Credit Agreement, in each case marked for the attention of General Counsel, Ingram Micro Inc. (Delaware), or by personal service within or without the State of New York in the manner permitted by the laws of each such jurisdiction. The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty.

         SECTION 7. MISCELLANEOUS PROVISIONS.

                 (a) This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, SECTION
         5.11 and ARTICLE XI thereof.

                 (b) No amendment to or waiver of any provisions of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent on behalf of the Lender Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 (c) All notices and other communications provided to any party hereto shall be made in the manner, and subject to the provisions set forth in SECTION 11.2 of the Credit Agreement.



                                                                     EXHIBIT I-1

                 (d) Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

                 (e) In addition to, and not in limitation of, any rights of any Lender Party under applicable law, each Lender Party shall, upon the occurrence and during the continuance of any Default described in any of CLAUSES (a) through (d) of SECTION 9.1.9 of the Credit Agreement (after providing notice to the Guarantor with respect thereto) or any Event of Default, have the right, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special. time or demand, provisional or final), credits, accounts or moneys of the Guarantor to the payment of the obligations of the Guarantor that are at such time due and owing to it hereunder, irrespective of whether or not such Lender Party shall have made any demand under any Loan Document.

                 (f) Wherever possible each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Guaranty.

         SECTION 8. ACKNOWLEDGMENT AND AGREEMENT OF OTHER GUARANTORS. By executing the acknowledgment to this Guaranty each of the other Group Guarantors agrees to be fully bound by the terms of SECTION 4 hereof.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                          SIGNATURE PAGES TO FOLLOW.]



                                       7
                                                                     EXHIBIT I-1

 IN WITNESS WHEREOF. the undersigned corporation has caused this Guaranty to the executed on its behalf as of the date above written by one of its officers duly authorized thereunto.



                                       INGRAM MICRO INC., a corporation
                                       organized and existing under the laws of the Province of Ontario, Canada



                                       By
                                         --------------------------------------
                                         M. J. Grainger,
                                         Authorized Representative


         ACKNOWLEDGED AND AGREED TO THE TERMS OF SECTION 4:




INGRAM SINGAPORE PTE LTD, a            INGRAM MICRO INC, a corporation
corporation organized                  organized and existing under the laws
and existing under the laws            of the State of Delaware, United States
of Singapore                            of America

By                                     By
   -------------------------             -------------------------------------
   M.J. Grainger, Attorney               M.J. Grainger, Executive Vice President
                                         & Worldwide Chief Financial Officer




                 INGRAM EUROPEAN COORDINATION CENTER N.V., a company organized and existing under the laws of The Kingdom of Belgium


            By
              -----------------------------------------
              M.J. Grainger, Authorized Representative



                                       8
                                                                     EXHIBIT I-1

                                  EXHIBIT I-2

                         MICRO CANADA GUARANTY (MICRO)

         Pursuant to THIS GUARANTY (this "GUARANTY" dated as of October 28, 1997. INGRAM MICRO INC., an Ontario, Canada corporation (the "GUARANTOR"), hereby unconditionally, absolutely and irrevocably guarantees as primary obligor and not as a surety merely, to each Lender Party (as defined below), without offset or deduction, (a) the full and punctual payment when due of all amounts payable by Ingram Micro Inc., a corporation organized and existing under the laws of State of Delaware, U.S.A. ("MICRO"), under or in connection with the European Credit Agreement (together with all amendments and other modifications, if any, from time to time made to it, the "CREDIT AGREEMENT"; unless otherwise defined herein all capitalized terms used herein without definition have the meanings provided for in the Credit Agreement) dated as of October 28, 1997, among Micro and Ingram European Coordination Center N.V. (a company organized and existing under the laws of The Kingdom of Belgium) as the Primary Borrowers, certain financial institutions (together with their respective successors and permitted assigns and any branch or affiliate of a financial institution funding a Loan as permitted by SECTION 5.6 of the Credit Agreement, collectively, the "LENDERS"), The Bank of Nova Scotia, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, NationsBank of Texas, N.A., as documentation agent for the Lenders, and certain arrangers, the Lenders, the Administrative Agent, that documentation agent, and those arrangers being, collectively, the "LENDER PARTIES"), and executed by the Guarantor and Ingram Micro Singapore Pte Ltd. (a corporation organized and existing under the laws of Singapore) as Supplemental Borrowers, and the other Loan Documents, including, without limitation, all principal, interest, premiums, fees and expenses payable by Micro thereunder and all reasonable expenses incurred by any Lender Party in enforcing any rights under the Credit Agreement, the Notes (if any), and the other Loan Documents (including this Guaranty) and (b) the full performance and observance of all of the covenants, conditions and agreements provided in the Credit Agreement and each other Loan Document required to be performed or observed by Micro (all of the foregoing guaranteed obligations being the "GUARANTEED OBLIGATIONS"). In the case of a failure of Micro punctually to make any payment of principal of or interest or premium on any Credit Extension or Note, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the stated maturity, on a prepayment date, by declaration of acceleration, or otherwise, as if such payment were made by Micro. This Guaranty constitutes a guaranty of payment and not a guaranty of collection. The obligations and agreements of the Guarantor hereunder shall be performed and observed without requiring any notice of non-payment, non-performance or non-observance, or any proof thereof or demand therefor, all of which the Guarantor hereby expressly waives.

         The Guarantor and the other Borrowers are engaged as an integrated group in diversified operations including wholesale distribution of microcomputer software and hardware products, multimedia products, customer financing, assembly and configuration and other related wholesaling, distribution and service activities. This integrated operation requires financing on such basis that credit supplied to the Guarantor and the other Borrowers be made available from time to time to the other Subsidiaries of Micro, separately, and as an integrated operation as a whole. To induce the Lender Parties to enter into the Credit Agreement and make Credit Extensions pursuant thereto, and for other good and valuable consideration. the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed to guarantee, on the terms and conditions set forth herein, the obligations of Micro under the Credit Agreement. the Notes and each other Loan Document, and the Guarantor expects to



                                                                     EXHIBIT I-2
derive benefit, directly or indirectly, from the Credit Extensions made to Micro from time to time.

         SECTION 1. CONSENTS AND WAIVERS BY GUARANTOR. (a) This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall remain in full force and effect irrespective of, and shall not be terminated by, the existence of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the terms of the Credit Agreement, any Note, any other Loan Document or any other agreement or instrument relating thereto (the foregoing agreements, documents and instruments being, collectively, the "Credit Documents"), or the rights or obligations of any Obligor under or with respect to any of the Credit Documents. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                 (i) any lack of validity or enforceability of any Obligor's obligations under or with respect to any Credit Document;

                 (ii) any change, whether or not agreed to by the Lender Parties, in the time, manner or place of payment of, or in any other term of, all or any of the Credit Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms or provisions of any of the Credit Documents;

                 (iii) the lack of power or authority of any of the Obligors to execute and deliver any of the Credit Documents, any set-off or counterclaim which may at any time be available to or asserted by any Obligor against any Lender Party with respect to such Obligor's obligations under any of the Credit Documents; the existence or continuance of any Obligor as a legal entity; the consolidation or merger of any Obligor with or into any other corporation, or the sale, lease or other disposition by any Obligor of all or substantially all of its assets to any other business entity, whether or not effected in compliance with the provisions of the Credit Agreement; or the bankruptcy or insolvency of any Obligor, the admission in writing by any Obligor of its inability to pay its debts as they mature, or the making by any Obligor of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors;

                 (iv) any act, failure to act, delay or omission whatsoever on the part of any Lender Party, including, without limitation, any failure to demand, delay in demanding or rescission of a demand for any payment under any of the Credit Documents or any failure to give to any Obligor (including the Guarantor) notice of default in the making of any payment due and payable under any of the Credit Documents or performance of any covenant, condition or agreement contained in any of the Credit Documents or any action taken by any Lender Party in the exercise, either in whole or in part, of any right or power conferred by any of the Credit Documents or the failure, delay or omission by any Lender Party to exercise any such right or power;

                 (v) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to
         SECTION 7(b) of this Guaranty, SECTION 11.1(b) of the Credit Agreement, or both, as applicable, any invalidation of any of the obligations of the Guarantor hereunder or the repudiation of this Guaranty by the Guarantor, whether or not under color of right, or any act, failure to act, delay or omission whatsoever on the part of any Lender Party with respect to the Guarantor's obligations hereunder, including, without limitation, any termination of the obligations of the Guarantor hereunder, any amendment, compromise or waiver of or any consent or departure from the terms or provisions of this Guaranty with respect to the Guarantor or any



                                                                     EXHIBIT I-2
         release of the Guarantor from liability hereunder;

                 (vi) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to
         SECTION 7(b) of this Guaranty, SECTION 11.1(b) of the Credit Agreement, or both, as applicable, any release, discharge, modification or exchange of any property pledged or mortgaged or in which a security interest has been granted as collateral for the Guaranteed Obligations, or any amendment or termination of or consent or waiver under any agreement or instrument now or hereafter providing for granting, pledging, mortgaging or conveying collateral for the Guaranteed Obligations; and

                 (vii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Micro or any other Obligor;

it being the purpose and intent of this Guaranty that the obligations of the Guarantor hereunder shall be absolute, unconditional and irrevocable and shall not be discharged or terminated except by full and complete performance of all of the Guaranteed Obligations.

         (b) The Guarantor agrees that it is directly and primarily liable to the Lender Parties, that the obligations hereunder are independent of the obligations of Micro and any other Obligor, whether or not an action is brought against Micro or any other Obligor, or whether Micro or any other Obligor is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the Lender Parties to Micro or any other Obligor or endorser shall not release it from this Guaranty.

         (c) The Guarantor does hereby waive and relinquish, so far as it may lawfully and effectively do so, the benefit and advantage of any and all valuation, stay, appraisement, extension or redemption law or laws now in effect or hereafter enacted, and also waives promptness, diligence, notice of acceptance, default, dishonor, non-payment, non-performance or any other notice to or upon Micro or the Guarantor.

         SECTION 2. NO SUBROGATION. (a) Any and all present and future debts and obligations of Micro to the Guarantor, including rights of reimbursement and subrogation, are hereby postponed in favor of and subordinated to the payment in full in cash of all of the Guaranteed Obligations and termination of all the Commitments; provided, however, that the payment of such present and future debts other than those due by virtue of rights of reimbursement and subrogation with respect to this Guaranty shall be so postponed and subordinated only if an Event of Default shall have occurred and be continuing.

         (b) Notwithstanding any payment or payments made or expenses incurred by the Guarantor pursuant to this Guaranty, the Guarantor shall not be subrogated, in whole or in part, to the rights of the Lender Parties against Micro under the Credit Documents until the Guaranteed Obligations shall have been paid in cash in full and the Commitments shall have terminated. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender Parties and, in addition, shall forthwith be paid to the Administrative Agent for the account of the Lender Parties to be credited and applied upon the Guaranteed Obligations if then matured or forthwith be repaid to Micro if such obligations are then unmatured. The Guarantor hereby agrees that, as between itself on the one hand and the Lender Parties on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable notwithstanding any stay, injunction or other prohibition preventing such declaration as against Micro



                                       4
                                                                     EXHIBIT I-2
and that, in the event of any such declaration, the Guaranteed Obligations (whether or not then due and payable by Micro) shall forthwith become due and payable by the Guarantor for purposes of this Guaranty.

         SECTION 3. REINSTATEMENT OF GUARANTY. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Lender Party upon the insolvency, bankruptcy or reorganization of Micro, the Guarantor or any other Obligor or otherwise, all as though such payment had not been made.

         SECTION 4. RIGHTS OF CONTRIBUTION. The Guarantor and each other Person providing a Guaranty pursuant to the Credit Agreement from time to time, including those Persons executing the Acknowledgment to this Guaranty (collectively, the "GROUP GUARANTORS"), hereby agree, as among themselves and for the benefit of each of them, that if any Guarantor (in such capacity, an "EXCESS FUNDING GUARANTOR") shall make any payment in respect of any of the Guaranteed Obligations hereunder (a "GUARANTEE PAYMENT") as a result of which such Excess Funding Guarantor shall have paid more than its Pro Rata Share (as defined below) of the Guaranteed Obligations, each other Group Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence hereof), pay to such Excess Funding Guarantor an amount equal to such Group Guarantor's Pro Rata Share of such Guarantee Payment. The payment obligation of any Group Guarantor to any Excess Funding Guarantor under this SECTION 4 shall be subordinate and subject to the prior payment in full in cash of the Guaranteed Obligations (in favor of the Lender Parties) and termination of all the Commitments and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until all of the foregoing shall have occurred. For the purposes hereof, "PRO RATA SHARE" shall mean, for any Group Guarantor, the ratio (expressed as a percentage and determined as of the date of the most recent financial statements provided to the Lender Parties pursuant to CLAUSE (a) or (b) of SECTION 8.1.1 of the Credit Agreement) of (a) the sum of the unconsolidated stockholders equity of such Group Guarantor plus the net amount (if greater than zero) of any obligations owed by such Group Guarantor to all the Borrowers to (b) the sum of the unconsolidated stockholders equity of all the Group Guarantors plus the net amount (if greater than zero) of any obligations owed by all the Group Guarantors to all the Borrowers (it being understood and agreed that, in the case of any Group Guarantor that is also a Borrower, such Group Guarantor shall not be considered to owe any obligation to itself in its capacity as such Borrower).

         SECTION 5. ASSIGNMENT; SUCCESSORS. This guaranty is a continuing guaranty and shall be binding upon the Guarantor and its successors and assigns. This guaranty shall inure to the benefit of each Lender Party and its successors and assigns and shall be considered to be assigned upon the assignment or transfer by any Lender Party of its Notes and other rights and obligations under the Credit Agreement and other Loan Documents without requiring any act of or consent or acknowledgment from the Guarantor. In furtherance of the foregoing, the Guarantor shall execute and deliver to any assignee or transferee of any Lender Party such additional counterparts of this Guaranty as any such Lender Party may request in writing at any time and from time to time.

         SECTION 6. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Guaranty shall be governed by and its provisions construed under the laws of the province of Ontario, Canada. Any litigation based hereon, or arising out of, under, or in connection with, this Guaranty or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Lender Parties or the Guarantor pursuant to this Guaranty shall be brought and maintained, to the extent permitted by applicable law, exclusively in



                                       5
                                                                     EXHIBIT I-2
the courts of the State of New York, U.S.A., the United States District Court for the Southern District of New York or the courts of the Province of Ontario. The Guarantor hereby expressly and irrevocably submits to the jurisdiction of the aforementioned courts for the purpose of any such litigation as set forth above and, in the case of the courts of the State of New York and the United States District Court for the Southern District of New York, irrevocably consents to the service of any and all process in such litigation or proceeding by the mailing of copies of such process to the Guarantor at its address specified pursuant to SECTION 11.2 of the Credit Agreement, in each case marked for the attention of General Counsel, Ingram Micro Inc. (Delaware), or by personal service within or without the State of New York in the manner permitted by the laws of each such jurisdiction. The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this guaranty.

         SECTION 7. MISCELLANEOUS PROVISIONS.

                 (a) This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, SECTION
         5.11 and ARTICLE XI thereof.

                 (b) No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent on behalf of the Lender Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 (c) All notices and other communications provided to any party hereto shall be made in the manner, and subject to the provisions set forth in SECTION 11.2 of the Credit Agreement.

                 (d) Section captions used in this guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

                 (e) In addition to, and not in limitation of, any rights of any Lender Party under applicable law, each Lender Party shall, upon the occurrence and during the continuance of any Default described in any of CLAUSES (a) through (d) of SECTION 9.1.9 of the Credit Agreement (after providing notice to the Guarantor with respect thereto) or any Event of Default, have the right, to the fullest extent permitted by law, to set off and apply any all deposits (general or special, time or demand, provisional or final), credits, accounts or moneys of the Guarantor to the payment of the obligations of the Guarantor that are at such time due and owing to it hereunder, irrespective of whether or not such Lender Party shall have made any demand under any Loan Document.

                 (f) Wherever possible each provision of this guaranty shall be interpreted in such


                                       6
                                                                     EXHIBIT I-2
         manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Guaranty.

         SECTION 8. ACKNOWLEDGMENT AND AGREEMENT OF OTHER GUARANTORS. By executing the acknowledgment to this guaranty each of the other Group Guarantors agrees to be fully bound by the terms of SECTION 4 hereof.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                          SIGNATURE PAGES TO FOLLOW.]



                                       7
                                                                     EXHIBIT I-2

         IN WITNESS WHEREOF, the undersigned corporation has caused this Guaranty to be executed on its behalf as of the date above written by one of its officers duly authorized thereunto.


                                       INGRAM MICRO INC., a corporation
                                       organized and existing under the laws of the Province of Ontario, Canada


                                       By
                                          --------------------------------------
                                          Michael J. Grainger,
                                          Authorized Representative



         ACKNOWLEDGED AND AGREED TO THE TERMS OF SECTION 4:


INGRAM MICRO SINGAPORE PTE LTD.,       INGRAM MICRO INC., a corporation
a corporation organized and            organized and existing under the laws of
existing under the laws                the State of Delaware, United States of
of Singapore                           America


By                                     By
  ------------------------------          -------------------------------------
  Michael J. Grainger Attorney            Michael J. Grainger, Executive Vice
                                          President, & Worldwide Chief Financial
                                          Officer


                          INGRAM EUROPEAN COORDINATION CENTER, N.V., a company organized and existing under the laws of The Kingdom of Belgium



                       By
                          -----------------------------------------------
                          Michael J. Grainger, Authorized Representative



                                       8
                                                                     EXHIBIT I-2

                                  EXHIBIT I-3

                            MICRO SINGAPORE GUARANTY

         Pursuant to THIS GUARANTY (this "GUARANTY"), dated as of October 28, 1997, INGRAM MICRO SINGAPORE PTE LTD., a company organized and existing under the laws of Singapore (the "GUARANTOR"), hereby unconditionally, absolutely and irrevocably guarantees as primary obligor and not as a surety merely, to each Lender Party (as defined below), without offset or deduction, (a) the full and punctual payment when due of all amounts payable by Ingram Micro Inc., a corporation organized and existing under the laws of State of Delaware, United States of America ("MICRO"), Ingram Micro Inc., a company established under the laws of Ontario, Canada ("MICRO CANADA"), and Ingram European Coordination Center, N.V., a company organized and existing under the laws of The Kingdom of Belgium ("COORDINATION CENTER") (the "COVERED BORROWERS"), under or in connection with the European Credit Agreement, (together with all amendments and other modifications, if any, from time to time made thereto, the "CREDIT AGREEMENT"; unless otherwise defined herein all capitalized terms used herein without definition have the meanings provided for in the Credit Agreement) dated as of October 28, 1997, among Micro and Coordination Center as the Primary Borrowers, certain financial institutions (together with their respective successors and permitted assigns and any branch or affiliate of a financial institution funding a Loan as permitted by SECTION 5.6 of the Credit Agreement, collectively, the "LENDERS"), The Bank of Nova Scotia, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, NationsBank of Texas, N.A., as documentation agent for the Lenders, and certain arrangers (the Lenders, the Administrative Agent, that documentation agent, and those arrangers being, collectively, the "LENDER PARTIES"), and executed by Micro Canada and the Guarantor as Supplemental Borrowers, and the other Loan Documents, including, without limitation, all principal, interest, premiums, fees and expenses payable by the Covered Borrowers thereunder and all reasonable expenses incurred by any Lender Party in enforcing any rights under the Credit Agreement, the Notes (if any), and the other Loan Documents (including this Guaranty) and (b) the full performance and observance of all of the covenants, conditions and agreements provided in the Credit Agreement and each other Loan Document required to be performed or observed by the Covered Borrowers (all of the foregoing guaranteed obligations being the "GUARANTEED OBLIGATIONS"). In the case of a failure of any Covered Borrower punctually to make any payment of principal of or interest or premium on any Credit Extension or Note, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the stated maturity, on a prepayment date, by declaration of acceleration, or otherwise, as if such payment were made by such Covered Borrower. This Guaranty constitutes a guaranty of payment and not a guaranty of collection. The obligations and agreements of the Guarantor hereunder shall be performed and observed without requiring any notice of non-payment, nonperformance or non- observance, or any proof thereof or demand therefor, all of which the Guarantor hereby expressly waives.

         The Guarantor and each of the Covered Borrowers are engaged as an integrated group in diversified operations including wholesale distribution of microcomputer software and hardware products, multimedia products, customer financing, assembly and configuration and other related wholesaling, distribution and service activities. This integrated operation requires financing on such basis that credit supplied to the Guarantor and the Covered Borrowers be made available from time to time to the other Subsidiaries of Micro, separately, and as an integrated operation as a whole. To induce the Lender Parties to enter into the Credit Agreement and make Credit Extensions pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the



                                                                     EXHIBIT I-3

Guarantor has agreed to guarantee, on the terms and conditions set forth herein, the obligations of the Covered Borrowers under the Credit Agreement, the Notes and each other Loan Document, and the Guarantor expects to derive benefit, directly or indirectly, from the Credit Extensions made to the Covered Borrowers from time to time.

         SECTION 1. CONSENTS AND WAIVERS BY GUARANTOR. (a) This Guaranty shall be binding upon the guarantor, its successors and assigns, and shall remain in full force and effect irrespective of, and shall not be terminated by, the existence of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the terms of the Credit Agreement, any Note, any other Loan Document, or any other agreement or instrument relating thereto (the foregoing agreements, documents and instruments being, collectively, the "CREDIT DOCUMENTS"), or the rights or obligations of any Obligor under or with respect to any of the Credit Documents. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                 (i) any lack of validity or enforceability of any Obligor's obligations under or with respect to any Credit Document;

                 (ii) any change, whether or not agreed to by the Lender Parties, in the time, manner or place of payment of, or in any other term of, all or any of the Credit Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms or provisions of any of the Credit Documents;

                 (iii) the lack of power or authority of any of the Obligors to execute and deliver any of the Credit Documents, any set-off or counterclaim which may at any time be available to or asserted by any Obligor against any Lender Party with respect to such Obligor's obligations under any of the Credit Documents; the existence or continuance of any Obligor as a legal entity; the consolidation or merger of any Obligor with or into any other corporation, or the sale, lease or other disposition by any Obligor of all or substantially all of its assets to any other business entity, whether or not effected in compliance with the provisions of the Credit Agreement; or the bankruptcy or insolvency of any Obligor, the admission in writing by any Obligor of its inability to pay its debts as they mature, or the making by any Obligor of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors;

                 (iv) any act, failure to act, delay or omission whatsoever on the part of any Lender Party, including, without limitation, any failure to demand, delay in demanding or rescission of a demand for any payment under any of the Credit Documents or any failure to give to any Obligor (including the Guarantor) notice of default in the making of any payment due and payable under any of the Credit Documents or performance of any covenant, condition or agreement contained in any of the Credit Documents or any action taken by any Lender Party in the exercise, either in whole or in part, of any right or power conferred by any of the Credit Documents or the failure, delay or omission by any Lender Party to exercise any such right or power;

                 (v) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to
         SECTION 7(b) of this Guaranty, SECTION 11.1(b) of the Credit Agreement, or both, as applicable, any invalidation of any of the obligations of the Guarantor hereunder or the repudiation of this Guaranty by the Guarantor, whether or not under color of right, or any act,



                                                                     EXHIBIT I-3
         failure to act, delay or omission whatsoever on the part of any Lender Party with respect to the Guarantor's obligations hereunder, including, without limitation, any termination of the obligations of the Guarantor hereunder, any amendment, compromise or waiver of or any consent or departure from the terms or provisions of this Guaranty with respect to the Guarantor or any release of the Guarantor from liability hereunder;

                 (vi) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to
         SECTION 7(b) of this Guaranty, SECTION 11.1(b) of the Credit Agreement, or both, as applicable, any release, discharge, modification or exchange of any property pledged or mortgaged or in which a security interest has been granted as collateral for the Guaranteed Obligations, or any amendment or termination of or consent or waiver under any agreement or instrument now or hereafter providing for granting, pledging, mortgaging or conveying collateral for the Guaranteed Obligations; and

                 (vii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Covered Borrowers or any other Obligor;

it being the purpose and intent of this Guaranty that the obligations of the Guarantor hereunder shall be absolute, unconditional and irrevocable and shall not be discharged or terminated except by full and complete performance of all of the Guaranteed Obligations.

         (b) The Guarantor agrees that it is directly and primarily liable to the Lender Parties, that the obligations hereunder are independent of the obligations of each Covered Borrower and any other Obligor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether or not an action is brought against any Covered Borrower or any other Obligor, or whether any Covered Borrower or any other Obligor is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the Lender Parties to any Covered Borrower or any other Obligor or endorser shall not release it from this Guaranty.

         (c) The Guarantor does hereby waive and relinquish, so far as it may lawfully and effectively do so, the benefit and advantage of any and all valuation, stay, appraisement, extension or redemption law or laws now in effect or hereafter enacted, and also waives promptness, diligence, notice of acceptance, default, dishonor, non-payment, non-performance or any other notice to or upon any Covered Borrower or the Guarantor.

         SECTION 2. NO SUBROGATION. (a) Any and all present and future debts and obligations of any Covered Borrower to the Guarantor, including rights of reimbursement and subrogation. are hereby postponed in favor of and subordinated to the payment in full in cash of all of the Guaranteed Obligations and termination of all the Commitments; provided that the payment of such present and future debts other than those due by virtue of rights of reimbursement and subrogation with respect to this Guaranty shall be so postponed and subordinated only if an Event of Default shall have occurred and be continuing.

         (b) Notwithstanding any payment or payments made or expenses incurred by the Guarantor pursuant to this Guaranty, the Guarantor shall not be subrogated, in whole or in part, to the rights of the Lender Parties against the Covered Borrowers under the Credit Documents until the Guaranteed Obligations shall have been paid in cash in full and the Commitments shall have terminated. If any



                                       4
                                                                     EXHIBIT I-3
amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender Parties and, in addition, shall forthwith be paid to the Administrative Agent for the account of the Lender Parties to be credited and applied upon the Guaranteed Obligations if then matured or forthwith be repaid to the relevant Covered Borrower if such obligations are then unmatured. The Guarantor hereby agrees that, as between itself on the one hand and the Lender Parties on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable notwithstanding any stay, injunction or other prohibition preventing such declaration as against any of the Covered Borrowers and that, in the event of any such declaration, the Guaranteed Obligations (whether or not then due and payable by any of the Covered Borrowers) shall forthwith become due and payable by the Guarantor for purposes of this Guaranty. Nothing in this SECTION 2(b) shall be effective to create a charge.

         SECTION 3. REINSTATEMENT OF GUARANTY. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Lender Party upon the insolvency, bankruptcy or reorganization of any Covered Borrower, the Guarantor or any other Obligor or otherwise, all as though such payment had not been made.

         SECTION 4. RIGHTS OF CONTRIBUTION. The Guarantor and each other Person providing a Guaranty pursuant to the Credit Agreement from time to time, including those Persons executing the Acknowledgment to this Guaranty (collectively, the "GROUP GUARANTORS"), hereby agree, as among themselves and for the benefit of each of them, that if any Guarantor (in such capacity, an "EXCESS FUNDING GUARANTOR") shall make any payment in respect of any of the Guaranteed Obligations hereunder (a "GUARANTEE PAYMENT") as a result of which such Excess Funding Guarantor shall have paid more than its Pro Rata Share (as defined below) of the Guaranteed Obligations, each other Group Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence hereof), pay to such Excess Funding Guarantor an amount equal to such Group Guarantor's Pro Rata Share of such Guarantee Payment. The payment obligation of any Group Guarantor to any Excess Funding Guarantor under this SECTION 4 shall be subordinate and subject to the prior payment in full in cash of the Guaranteed Obligations (in favor of the Lender Parties) and termination of all the Commitments and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until all of the foregoing shall have occurred. For the purposes hereof, "PRO RATA SHARE" shall mean, for any Group Guarantor, the ratio (expressed as a percentage and determined as of the date of the most recent financial statements provided to the Lender Parties pursuant to CLAUSE (a) or (b) of SECTION 8.1.1 of the Credit Agreement) of (a) the sum of the unconsolidated stockholders equity of such Group Guarantor plus the net amount (if greater than zero) of any obligations owed by such Group Guarantor to all the Borrowers to (b) the sum of the unconsolidated stockholders equity of all the Group Guarantors plus the net amount (if greater than zero) of any obligations owed by all the Group Guarantors to all the Borrowers (it being understood and agreed that, in the case of any Group Guarantor that is also a Borrower, such Group Guarantor shall not be considered to owe any obligation to itself in its capacity as such Borrower).

         SECTION 5. ASSIGNMENT; SUCCESSORS. This guaranty is a continuing guaranty and shall be binding upon the Guarantor and its successors and assigns. This guaranty shall inure to the benefit of each Lender Party and its successors and assigns and shall be considered to be assigned upon the assignment or transfer by any Lender Party of its Notes and other rights and obligations under the Credit Agreement and other Loan Documents without requiring any act of or consent or acknowledgment from



                                       5
                                                                     EXHIBIT I-3
the Guarantor. In furtherance of the foregoing, the Guarantor shall execute and deliver to any assignee or transferee of any Lender Party such additional counterparts of this Guaranty as any such Lender Party may request in writing at any time and from time to time.

         SECTION 6. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS GUARANTY SHALL BE GOVERNED BY AND ITS PROVISIONS CONSTRUED UNDER THE LAWS OF SINGAPORE. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR PURSUANT TO THIS GUARANTY SHALL BE BROUGHT AND MAINTAINED, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, U.S.A., THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE COURTS OF SINGAPORE. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE AFOREMENTIONED COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND, IN THE CASE OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN SUCH LITIGATION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE GUARANTOR AT ITS ADDRESS SPECIFIED PURSUANT TO SECTION 11.2 OF THE CREDIT AGREEMENT, IN EACH CASE MARKED FOR THE ATTENTION OF GENERAL COUNSEL, INGRAM MICRO INC., OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK IN THE MANNER PERMITTED BY THE LAWS OF EACH SUCH JURISDICTION. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

         SECTION 7.  MISCELLANEOUS PROVISIONS.

                 (a) This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, SECTION
         5.11 and ARTICLE XI thereof.

                 (b) No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent on behalf of the Lender Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 (c) All notices and other communications provided to any party hereto shall be made in the manner, and subject to the provisions set forth in SECTION 11.2 of the Credit Agreement.

                 (d) Section captions used in this Guaranty are for convenience of reference only, and



                                       6
                                                                     EXHIBIT I-3
         shall not affect the construction of this Guaranty.

                 (e) In addition to, and not in limitation of, any rights of any Lender Party under applicable law, each Lender Party shall, upon the occurrence and during the continuance of any Default described in any of CLAUSES (a) through (d) of SECTION 9.1.9 of the Credit Agreement (after providing notice to the Guarantor with respect thereto) or any Event of Default, have the right, to the fullest extent permitted by law, to set off and apply any all deposits (general or special, time or demand'. provisional or final), credits, accounts or moneys of the Guarantor to the payment of the obligations of the Guarantor that are at such time due and owing to it hereunder, irrespective of whether or not such Lender Party shall have made any demand under any Loan Document.

                 (f) Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Guaranty.

         SECTION 8. WAIVER OF JURY TRIAL. THE LENDER PARTIES AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THIS GUARANTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THE CREDIT AGREEMENT AND MAKING CREDIT EXTENSIONS THEREUNDER.

         SECTION 9. ACKNOWLEDGMENT AND AGREEMENT OF OTHER GUARANTORS. By executing the acknowledgment to this Guaranty each of the other Group Guarantors agrees to be fully bound by the terms of SECTION 4 hereof.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                          SIGNATURE PAGES TO FOLLOW.]



                                       7
                                                                     EXHIBIT I-3

  IN WITNESS WHEREOF, the undersigned corporation has caused this Guaranty to be executed on its behalf as of the date above written by one of its officers duly authorized thereunto.




                                       INGRAM MICRO SINGAPORE PTE LTD., a
                                       corporation organized and existing under the laws of Singapore


                                       By
                                          --------------------------------------
                                          Michael J. Grainger, Attorney



         ACKNOWLEDGED AND AGREED TO THE TERMS OF SECTION 4:


INGRAM MICRO INC., a corporation       INGRAM EUROPEAN COORDINATION CENTER N.V.,
organized and existing under           a company organized and existing under
the laws of the State of                the laws of The Kingdom of Belgium
Delaware, United States of America


By                                     By
  --------------------------------       --------------------------------------
  Michael J. Grainger, Executive         Michael J. Grainger, Authorized
  Vice President & Worldwide             Representative
  Chief financial Officer





                      INGRAM MICRO INC., a corporation organized and existing under the laws of the Province of Ontario, Canada



                    By
                       -----------------------------------------------
                       Michael J. Grainger, Authorized Representative


                                       8
                                                                     EXHIBIT I-3

                                   EXHIBIT J

                              ADDITIONAL GUARANTY

         Pursuant to THIS GUARANTY (the "GUARANTY"), dated as of ______________________________, 19___, [INSERT NAME OF ADDITIONAL GUARANTOR]
(the "GUARANTOR"), hereby unconditionally, absolutely and irrevocably guarantees, as primary obligor and not as surety merely, to each Lender Party (as defined below), without offset or deduction, (a) the full and punctual payment when due of all amounts payable by Ingram Micro Inc., a corporation organized and existing under the laws of the State of Delaware ("MICRO"), Ingram Micro Inc., a corporation organized and existing under the laws of the Province of Ontario, Canada ("MICRO CANADA"), and Ingram European Coordination Center, N.V., a company organized and existing under the laws of The Kingdom of Belgium ("COORDINATION CENTER") (the "BORROWERS"), under or in connection with the European Credit Agreement (together with all amendments and other modifications, if any, from time to time made thereto, the "CREDIT AGREEMENT"; unless otherwise defined herein all capitalized terms used herein without definition have the meanings provided for in the Credit Agreement) dated as of October 28, 1997, among Micro and Coordination Center as the Primary Borrowers, certain financial institutions (together with their respective successors and permitted assigns and any branch or affiliate of a financial institution funding a Loan as permitted by SECTION 5.6 of the Credit Agreement, collectively, the "LENDERS"), The Bank of Nova Scotia, as administrative agent (in such capacity the "ADMINISTRATIVE AGENT") for the Lenders, NationsBank of Texas, N.A., as documentation agent for the Lenders, and certain arrangers (hereinafter, the Lenders, the Administrative Agent, that Documentation Agent, and those arrangers being, collectively, the "LENDER PARTIES"), and executed by Micro Canada and Micro Singapore as Supplemental Borrowers, and the other Loan Documents, including, without limitation, all principal, interest, premiums, fees and expenses payable by the Borrowers thereunder and all reasonable expenses incurred by any Lender Party in enforcing any rights under the Credit Agreement, the Notes (if any), and the other Loan Documents (including this Guaranty) and (b) the full performance and observance of all of the covenants, conditions and agreements provided in the Credit Agreement and each other Loan Document required to be performed or observed by each Borrower (all of the foregoing guaranteed obligations being the "GUARANTEED OBLIGATIONS"). In the case of a failure of any Borrower punctually to make any payment of principal of or interest or premium on any Credit Extension or Note, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the stated maturity, on a prepayment date, by declaration of acceleration, or otherwise, as if such payment were made by such Borrower. This Guaranty constitutes a guaranty of payment and not a guaranty of collection. The obligations and agreements of the Guarantor hereunder shall be performed and observed without requiring any notice of non-payment, non-performance or non-observance, or any proof thereof or demand therefor, all of which the Guarantor hereby expressly waives.

         The Borrowers and the Guarantor are engaged as an integrated group in diversified operations including wholesale distribution of microcomputer software and hardware products. multimedia products, customer financing, assembly and configuration and other related wholesaling, distribution and service activities. This integrated operation requires financing on such a basis that credit supplied to Micro and the other Borrowers be made available from time to time to the Guarantor, as required for the continued successful operation of each Borrower and the Guarantor, separately, and the integrated operation as a whole. In accordance with the terms of the Credit Agreement, and to further induce the Lender Parties to continue making Credit Extensions pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed to guarantee, on the



                                                                       EXHIBIT J
terms and conditions set forth herein, the obligations of the Borrowers under the Credit Agreement, the Notes and each other Loan Document, and the Guarantor expects to derive benefit, directly or indirectly, from the Credit Extensions made to the Borrowers from time to time.

         Notwithstanding the foregoing, the obligations of the Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under
Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law of any State of the United States.

         SECTION 1. CONSENTS AND WAIVERS BY GUARANTOR, (a) This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall remain in full force and effect irrespective of, and shall not be terminated by, the existence of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the terms of the Credit Agreement, any Note, any other Loan Document or any other agreement or instrument relating thereto (the foregoing agreements, documents and instruments being, collectively, the "CREDIT DOCUMENTS"), or the rights or obligations of any Obligor under or with respect to any of the Credit Documents. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                          (i) any lack of validity or enforceability of any Obligor's obligations under or with respect to any Credit Document;

                          (ii) any change, whether or not agreed to by the Lender Parties, in the time, manner or place of payment of, or in any other term of, all or any of the Credit Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms or provisions of any of the Credit Documents;

                          (iii) the lack of power or authority of any of the Obligors to execute and deliver any of the Credit Documents, any set-off or counterclaim which may at any time be available to or asserted by any Obligor against any Lender Party with respect to such Obligor's obligations under any of the Credit Documents; the existence or continuance of any Obligor as a legal entity; the consolidation or merger of any Obligor with or into any other corporation, or the sale, lease or other disposition by any Obligor of all or substantially all of its assets to any other business entity, whether or not effected in compliance with the provisions of the Credit Agreement; or the bankruptcy or insolvency of any Obligor, the admission in writing by any Obligor of its inability to pay its debts as they mature, or the making by any Obligor of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors;

                          (iv) any act, failure to act, delay or omission whatsoever on the part of any Lender Party, including, without limitation, any failure to demand, delay in demanding or rescission of a demand for any payment under any of the Credit Documents or any failure to give to any Obligor (including the Guarantor) notice of default in the making of any payment due and payable under any of the Credit Documents or performance of any covenant, condition or agreement contained in any of the Credit Documents or any action taken by any Lender Party in the exercise, either in whole or in part, of any right or power conferred by any of the Credit Documents or the failure, delay or omission by any



                                       3
                                                                       EXHIBIT J

                 Lender Party to exercise any such right or power;

                          (v) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to SECTION 8(b) of this Guaranty,
                 SECTION 11.1(b) of the Credit Agreement, or both, as applicable, any invalidation of any of the obligations of the Guarantor hereunder or the repudiation of this Guaranty by the Guarantor, whether or not under color of right, or any act, failure to act, delay or omission whatsoever on the part of any Lender Party with respect to the Guarantor's obligations hereunder, including, without limitation, any termination of the obligations of the Guarantor hereunder, any amendment, compromise or waiver of or any consent or departure from the terms or provisions of this Guaranty with respect to the Guarantor or any release of the Guarantor from liability hereunder;

                          (vi) except in each case by a written amendment, waiver, consent, release, or termination executed and delivered by the Administrative Agent or other appropriate Lender Party pursuant to SECTION 8(b) of this Guaranty,
                 SECTION 11.1(b) of the Credit Agreement, or both, as applicable, any release, discharge, modifications or exchange of any property pledged or mortgaged or in which a security interest has been granted as collateral for the Guaranteed Obligations, or any amendment or termination of or consent or waiver under any agreement or instrument now or hereafter providing for granting, pledging, mortgaging or conveying collateral for the Guaranteed Obligations; and

                          (vii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrowers or any other Obligor;

it being the purpose and intent of this Guaranty that the obligations of the Guarantor hereunder shall be absolute, unconditional and irrevocable and shall not be discharged or terminated except by full and complete performance of all of the Guaranteed Obligations.

                 (b) The Guarantor agrees that it is directly and primarily and jointly and severally liable to the Lender Parties, that the obligations hereunder are independent of the obligations of each Borrower and any other Obligor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether or not an action is brought against any Borrower or any other Obligor, or whether any Borrower or any other Obligor is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the Lender Parties to any Borrower or any other Obligor or endorser shall not release it from this Guaranty.

                 (c) The Guarantor does hereby waive and relinquish, so far as it may lawfully and effectively do so, the benefit and advantage of any and all valuation, stay, appraisement, extension or redemption law or laws now in effect or hereafter enacted, and also waives promptness, diligence, notice of acceptance, default, dishonor, non-payment, non-performance or any other notice to or upon any Borrower or the Guarantor.

         SECTION 2. NO SUBROGATION. (a) Any and all present and future debts and obligations of each Borrower to the Guarantor, including rights of reimbursement and subrogation, are hereby postponed in favor of and subordinated to the payment in full in cash of all of the Guaranteed Obligations and



                                       4
                                                                       EXHIBIT J
termination of all the Commitments; provided, however, that the payment of such present and future debts other than those due by virtue of rights of reimbursement and subrogation with respect to this Guaranty shall be so postponed and subordinated only if an Event of Default shall have occurred and be continuing.

                 (b) Notwithstanding any payment or payments made or expenses incurred by the Guarantor pursuant to this Guaranty, the Guarantor shall not be subrogated, in whole or in part, to the rights of the Lender Parties against the Borrowers under the Credit Documents until the Guaranteed Obligations shall have been paid in cash in full and the Commitments have terminated. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender Parties and, in addition, shall forthwith be paid to the Administrative Agent for the account of the Lender Parties to be credited and applied upon the Guaranteed Obligations if then matured or forthwith be repaid to the relevant Borrower if such obligations are then unmatured. The Guarantor hereby agrees that, as between the Guarantor on the one hand and the Lender Parties on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable notwithstanding any stay, injunction or other prohibition preventing such declaration as against any of the Borrowers and that, in the event of any such declaration, the Guaranteed Obligations (whether or not then due and payable by any of the Borrowers) shall forthwith become due and payable by the Guarantor for purposes of this Guaranty.

         SECTION 3. REINSTATEMENT OF GUARANTY. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Lender Party upon the insolvency, bankruptcy or reorganization of any Borrower the Guarantor or any other Obligor (including the Guarantor) or otherwise, all as though such payment had not been made.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby makes to the Lender Parties the following representations, warranties and agreements as to itself:

         SECTION 4.01. ORGANIZATION, ETC. The Guarantor is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification and where the failure to so qualify and to maintain such good standing, singularly or in the aggregate, has resulted in, or would reasonably be expected to result in, a Material Adverse Effect, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its obligations under this Guaranty and to own and hold under lease its property and to conduct its business substantially as currently conducted by it, excluding any such government licenses, permits or other approvals in respect of which the failure to so obtain, hold or maintain has not caused, and would not reasonably be expected to result in, a Material Adverse Effect.

         SECTION 4.02. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                 (a)      contravene the Guarantor's Organic Documents;



                                       5
                                                                       EXHIBIT J

                 (b) contravene any law or governmental regulation or court decree or order binding on or affecting the Guarantor; or

                 (c) result in, or require the creation or imposition of, any Lien on any of the Guarantor's properties.

         SECTION 4.03. NO DEFAULT. The Guarantor is not in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note, or in any indenture, loan agreement, or other agreement, in connection with or as a result of which default there exists a reasonable possibility that a Material Adverse Effect could arise. The execution, delivery and performance by the Guarantor of this Guaranty will not conflict with, or constitute a breach of, or a default under, any such bond, debenture, note, indenture, loan agreement or other agreement to which the Guarantor is a party or by which it is bound, in connection with or as a result of which conflict, breach of default there exists a reasonable possibility that a Material Adverse Effect could arise.

         SECTION 4.04. GOVERNMENT APPROVAL, REGULATION, ETC. No action by, and no notice to or filing with, any governmental authority or regulatory body or other Person and no payment of any stamp or similar tax, is required for the due execution, delivery or performance by the Guarantor of this Guaranty.

         SECTION 4.05. VALIDITY, ETC. This Guaranty constitutes the legal. valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or by general principles of equity.

         SECTION 4.06. LITIGATION, LABOR CONTROVERSIES, ETC. Except as disclosed in ITEM 7.8 (Litigation) of the Disclosure Schedule to the Credit Agreement, there is no pending or, to the knowledge of the Guarantor, threatened litigation, action, proceeding or labor controversy affecting any the Guarantor, or any of its respective properties. businesses, assets or revenues, in respect of which there exists a reasonable possibility of an outcome that would result in a Material Adverse Effect or that would to affect the legality, validity or enforceability of this Guaranty.

         SECTION 4.07. TAXES. The Guarantor has filed all material tax returns and reports it reasonably believes are required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except as disclosed in Item 7.11 (Taxes) of the Disclosure Schedule to the Credit Agreement and except for any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 5. RIGHTS OF CONTRIBUTION. The Guarantor and each other Person providing a Guaranty pursuant to the Credit Agreement from time to time, including those Persons executing the Acknowledgment to this Guaranty (collectively, the "GROUP GUARANTORS"), hereby agree, as among themselves and for the benefit of each of them, that if any Group Guarantor (in such capacity an "EXCESS FUNDING GUARANTOR") shall make any payment in respect of any of the Guaranteed Obligations hereunder (a "GUARANTEE PAYMENT") as a result of which such Excess Funding Guarantor shall have paid more than its Pro Rata Share (as defined below) of the Guaranteed Obligations, each other Group Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence hereof), pay to such Excess Funding Guarantor an amount equal to such Group Guarantor's Pro Rata Share of



                                       6
                                                                       EXHIBIT J
such Guarantee Payment. The payment obligation of any Share of such Guarantee Payment. The payment obligation of any Group Guarantor to any Excess Funding Guarantor under this SECTION 5 shall be subordinate and subject to the prior payment in full in cash of the Guaranteed Obligations (in favor of the Lender Parties) and termination of all the Commitments and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until all of the foregoing shall have occurred. For the purposes hereof, "PRO RATA SHARE" shall mean, for any Group Guarantor, the ratio (expressed as a percentage and determined as of the date of the most recent financial statements provided to the Lender Parties pursuant to CLAUSE (a) or (b) of
SECTION 8.1.1 of the Credit Agreement) of (a) the sum of the unconsolidated stockholders equity of such Group Guarantor plus the net amount (if greater than zero) of any obligations owed by such Group Guarantor to all the Borrowers to (b) the sum of the unconsolidated stockholders equity of all the Group Guarantors plus the net amount (if greater than zero) of any obligations owed by all the Group Guarantors to all the Borrowers (it being understood and agreed that, in the case of any Group Guarantor that is also a Borrower, such Group Guarantor shall not be considered to owe any obligation to itself in its capacity as such Borrower).

         SECTION 6. ASSIGNMENT; SUCCESSORS. This Guaranty is a continuing guaranty and shall be binding upon the Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of each Lender Party and its successors and assigns and shall be considered to be assigned upon the assignment or transfer by any Lender Party of its Notes and other rights and obligations under the Credit Agreement and other Loan Documents without requiring any act of or consent or acknowledgment from the Guarantor. In furtherance of the foregoing, the Guarantor shall execute and deliver to any assignee or transferee of any Lender Party such additional counterparts of this Guaranty as any such Lender Party may request in writing at any time and from time to time.

         SECTION 7. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS GUARANTY SHALL BE GOVERNED BY AND ITS PROVISIONS CONSTRUED UNDER THE LAWS OF [THE STATE OF _______________________] [OR, IF PERMITTED PURSUANT TO SECTION 8.1.10 OF THE CREDIT AGREEMENT, INSERT NAME OF OTHER JURISDICTION]. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTORS PURSUANT TO THIS GUARANTY SHALL BE BROUGHT AND MAINTAINED, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN SUCH LITIGATION BY THE MAILING OF COPIES OF SUCH PROCESS TO THE GUARANTOR AT ITS ADDRESS SPECIFIED PURSUANT TO SECTION 8(C) HEREOF, IN EACH CASE MARKED FOR THE ATTENTION OF GENERAL COUNSEL, INGRAM MICRO INC., OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK IN THE MANNER PERMITTED BY THE LAWS OF EACH SUCH STATE. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AS INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT



                                       7
                                                                       EXHIBIT J

PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

         SECTION 8. MISCELLANEOUS PROVISIONS.

                 (a) This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, SECTION
         5.11 and ARTICLE M thereof.

                 (b) No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent on behalf of the Lender Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 (c) All notices and other communications provided to any party hereto shall be made, (i) if to the Guarantor, at its address or facsimile number set forth below its signature line hereto or at such other address or facsimile number as the Guarantor may designate to the other parties hereto and the Lender Parties from time to time, and each such notice or communication shall be subject to the other provisions set forth in SECTION 11.2 of the Credit Agreement or (ii) if to any Borrower, in the manner, and subject to the provisions set forth in SECTION 11.2 of the Credit Agreement.

                 (d) Section captions used in this Guaranty are for convenience of referenced only, and shall not affect the construction of this Guaranty.

                 (e) In addition to, and not in limitation of, any rights of any Lender Party under applicable law, each Lender Party shall, upon the occurrence and during the continuance of any Default described in any of CLAUSES (a) through (d) of SECTION 9.1.9 of the Credit Agreement (after providing notice to the Guarantor with respect thereto) or any Event of Default, have the right, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), credits, accounts or moneys of the Guarantor to the payment of the obligations of the Guarantor then due and owing to it hereunder, irrespective of whether or not such Lender Party shall have made any demand under any Loan Document.

                 (f) Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Guaranty.

                 (g) Any Person required to become a party to this Guaranty from and after the Effective Date pursuant to SECTION 8.1.10 of the Credit Agreement may do so by executing a signed counterpart of this Guaranty on terms satisfactory to the Administrative Agent.



                                       8
                                                                       EXHIBIT J

         SECTION 9. WAIVER OF JURY TRIAL. THE LENDER PARTIES AND GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTORS. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THIS GUARANTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THE CREDIT AGREEMENT AND MAKING CREDIT EXTENSIONS THEREUNDER.

         SECTION 10. ACKNOWLEDGMENT AND AGREEMENT OF OTHER GUARANTORS. By executing the acknowledgment to this Guaranty each of the other Group Guarantors agrees to be fully bound by the terms of SECTION 5 hereof.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                          SIGNATURE PAGES TO FOLLOW.]



                                       9
                                                                       EXHIBIT J

         IN WITNESS WHEREOF, each undersigned corporation has caused this Guaranty to be executed on its respective behalf as of the date above written by one of its officers duly authorized thereunto.

                                       [NAME OF ADDITIONAL GUARANTOR]
                                       [ADDRESS FOR NOTICES]


                                       By
                                          --------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------



         ACKNOWLEDGED AND AGREED TO THE TERMS OF SECTION 5:



INGRAM MICRO INC., a corporation       INGRAM MICRO SINGAPORE PTE LTD., a
organized and existing under           corporation organized and existing
the laws of the State of               under the laws of Singapore
Delaware, United States of America


By                                     By
  ----------------------------------     --------------------------------------
  Name:                                  Name:
       -----------------------------          ----------------------------------
  Title:                                 Title:
        ----------------------------           ---------------------------------




INGRAM EUROPEAN COORDINATION           INGRAM MICRO INC., a corporation
CENTER N.V., a company organized       organized and existing under the laws
and existing under the laws            of the Province of Ontario, Canada
of The Kingdom of Belgium

By                                     By
  ----------------------------------     --------------------------------------
  Name:                                  Name:
       -----------------------------          ----------------------------------
  Title:                                 Title:
        ----------------------------           ---------------------------------



                 [INSERT BLOCKS FOR ANY ADDITIONAL GUARANTORS.]



                                       10
                                                                       EXHIBIT J

                                   EXHIBIT K

                          LENDER ASSIGNMENT AGREEMENT


                    ______________________________, 19_____


Ingram Micro Inc.                      The Bank of Nova Scotia,
1600 E. St. Andrew Place                       as Administrative Agent
Santa Ana, CA  92705                   Scotia House
                                       33 Finsbury Square
Attention: Treasurer                   London, England EC2A 1BB

                                       Attn: ____________________

         We refer to the European Credit Agreement (together with all amendments and other modifications, if any, from time to time made to it the "CREDIT AGREEMENT") dated as of October 28, 1997, among Ingram Micro Inc. (a corporation organized and existing under the laws of the State of Delaware, United States) and Ingram European Coordination Center, N.A. (a company organized and existing under the laws of The Kingdom of Belgium), as the Primary Borrowers, certain Lenders, The Bank of Nova Scotia, as the Administrative Agent (in that capacity, the "ADMINISTRATIVE AGENT") for the Lenders, NationsBank of Texas, N.A., as the Documentation Agent for the Lenders, and certain arrangers, and executed by Ingram Micro Inc. (a corporation organized and existing under the laws of the Province of Ontario, Canada) and Ingram Micro Singapore Pte Ltd. (a corporation organized and existing under the laws of Singapore) as Supplemental Borrowers. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this agreement.

         1. This agreement is delivered to you and constitutes notice to you under SECTION 11.11.1 of the Credit Agreement of the assignment and delegation without recourse by ______________________________ (the "ASSIGNOR") to ______________________________________________ (the "ASSIGNEE") of all of
the Assignor's rights and obligations under the Credit Agreement as of _________________, ____ (the "ASSIGNMENT DATE"), with respect to (a) its Commitment in the amount of US$_____________ and (b) outstanding Credit Extensions comprised of (i) Pro-Rata Revolving Loans in the aggregate principal amount of US$________, (ii) Letter of Credit Outstandings in the aggregate principal amount of US$___ __________________, and (iii) Non-Rata Revolving Loans in the aggregate principal amount of US$_______________ (the "ASSIGNED PORTION") outstanding under the Credit Agreement; provided that Assignor does not relinquish its rights under SECTIONS 5.3, 5.4, 5.5, 5.7, 11.3, and 11.4 of the Credit Agreement, to the extent those rights relate to any time before the Assignment Date. From and after the Assignment Date, the Assignor's and the Assignee's Percentages for purposes of the Credit Agreement and each other Loan Document are as stated opposite their respective names on the signature page(s) below.

         2. On or before the Assignment Date, the Assignee shall pay to the Assignor an amount, in immediately available funds, equal to the purchase price agreed to between the Assignor and the Assignee. Any part of that purchase price on account of (a) accrued and unpaid interest and Letter of Credit fees paid in advance (pursuant to SECTION 4.3.3 of the Credit Agreement) with respect to the Assigned Portion shall be



                                                                       EXHIBIT K
calculated by the Assignor (in consultation with Micro) and (b) the facility fees payable with respect to the Assigned Portion pursuant to SECTION 4.3.2 of the Credit Agreement shall be calculated by the Assignor (in consultation with Micro). The Assignee is entitled to receive all payments on account of interest, principal, and fees with respect to the Assigned Portion for the period from and after the then most recent date of payment of interest, principal, and fees, as the case may be, by the relevant Borrower. The
Assignor and the Assignee shall, directly between themselves, make all appropriate adjustments in payments to either of them under the Credit
Agreement for periods before the Assignment Date.

         3. The Assignee represents, warrants, acknowledges, and confirms that (a) it is legally authorized to enter into and deliver this agreement, (b) it has received (i) a copy of the Credit Agreement, (ii) copies of the documents that were required to be delivered under the Credit Agreement as a condition to the initial Credit Extension under it, (iii) copies of the most recent financial statements delivered pursuant to SECTION 8.1.1 or 6.1.4, as the case may be, of the Credit Agreement, and (iv) all other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement, (c) it independently and without reliance upon the Assignor, the Agents, or any other Lender, and based on such documents and information as it deemed or will deem appropriate at the time, made and shall continue to make its own credit decisions in taking or not taking any action under the Credit Agreement, the other Loan Documents, and the other instruments and documents delivered in connection therewith, (d) its actions in becoming a Lender and in making its Commitment and Credit Extensions under the Credit Agreement have been and will be made without recourse to, or representation or warranty by, the Agents, and (e) the Assignee is (i) in respect of payments by Micro, entitled to receive payments under the Loan Documents and free and clear without deduction for or on account of any United States federal income taxes, and (ii) in respect of payments by Coordination Center entitled to receive payments under the Loan Documents free and clear without any deduction for or on account of any income taxes imposed by The Kingdom of Belgium.

         4. The Assignor represents, warrants, confirms, and acknowledges that (a) it is legally authorized to enter into and deliver this agreement and
(b) it is the legal and beneficial owner of the Assigned Portion. Except as set forth in the previous sentence, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made pursuant to or in connection with this agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this agreement, the Credit Agreement, any other Loan Document, or any other instrument or document furnished pursuant hereto or thereto, including the financial condition of Micro and its Subsidiaries or the performance or observance by any Lender of any of its obligations under the Credit Agreement, any other Loan Document, or any other instrument or document furnished pursuant hereto or thereto.

         5. Except as otherwise provided in the Credit Agreement, effective as of the Assignment Date (a) the Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement with all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory to them to the extent specified in the PARAGRAPH 1 above, (ii) agrees to be bound by the terms and conditions in the Credit Agreement and the other Loan Documents as if it were an original signatory to them, and (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent of the Assigned Portion.

         6. The Assignee shall pay to the Administrative Agent the processing fee referred to in SECTION 11.11.1(b) of the Credit Agreement.



                                       3
                                                                       EXHIBIT K

THE BANK OF NOVA SCOTIA,
as the Administrative Agent


         7. The Assignee advises you of the following administrative details with respect to the assigned Credit Extensions and Commitment and requests that the Administrative Agent and Micro acknowledge receipt of this agreement:

LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

FACSIMILE NO.:                         FACSIMILE NO.:
              --------------------                   --------------------------

ATTENTION:                             ATTENTION:
              --------------------               -------------------------------

LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

FACSIMILE NO.:                         FACSIMILE NO.:
              -------------------                    --------------------------

ATTENTION:                             ATTENTION:
          -----------------------                -----------------------------




         8. This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

Percentage                                                     , as the Assignor
                                           --------------------
(after giving effect to the Assignment)

                                           By
                                             ---------------------------------
Commitment and                               Name:
                                                  ----------------------------
Credit Extensions:         %                 Title:
                    -------                        ---------------------------


Percentage                                                     , as the Assignee
                                             ------------------
(after giving effect to the Assignment)

                                           By
                                             -------------------------------
Commitment and                               Name:
                                                  --------------------------
Credit Extensions:         %                 Title:
                    -------                        -------------------------



The foregoing is accepted and agreed to in all respects as of _______________,
____.





                                       4
                                                                       EXHIBIT K

THE BANK OF NOVA SCOTIA                INGRAM MICRO INC. (a corporation
as the Administrative Agent            organized and existing under the laws of
                                       the State of Delaware, United States of
                                       America), as Micro


By                                     By
  ----------------------------------      ----------------------------------
  Name:                                   Name:
       -----------------------------           -----------------------------
  Title:                                  Title:
        ----------------------------            ----------------------------



                                                                       EXHIBIT K

                                   EXHIBIT L

                                QUARTERLY REPORT

                               INGRAM MICRO INC.
                     OUTSTANDING NON-RATA CREDIT EXTENSIONS

   As of the last day of the Fiscal Period ended __________________________.


         LENDER/ISSUER             TYPE(1)     MATURITY     AVAILABLE        PRINCIPAL           DOLLAR
                                                            CURRENCY       AMOUNT/STATED        AMOUNT(2)
                                                                              AMOUNT
 -----------------------       ------------   ---------   ------------    --------------      ------------

 -----------------------       ------------   ---------   ------------    --------------      ------------

 -----------------------       ------------   ---------   ------------    --------------      ------------

 -----------------------       ------------   ---------   ------------    --------------      ------------

 -----------------------       ------------   ---------   ------------    --------------      ------------

 -----------------------       ------------   ---------   ------------    --------------      ------------

 TOTAL DOLLAR AMOUNT OF ALL                                                                   $
 OUTSTANDING NON-RATA CREDIT
 EXTENSIONS

__________________________________

(1)      Non-Rata Revolving Loan or Non-Rata Letter of Credit.
(2) The Dollar Amount on that last day of any Non-Rata Revolving Loans or Non-Rata Letters of Credit denominated in an Available Currency other than Dollars shall be calculated based upon the spot rate at which Dollars were offered on that day for that Available Currency that appeared on Telerate Page 3740 at approximately 11:00 a.m. London time on that day (and if that spot rate is not available on Telerate Page 3740 as of that time, that spot rate as was quoted by Scotiabank, in London at approximately 11:00 a.m. London time on that day.



                                                                      EXHIBIT L

                                    EXHIBIT S


                          COMMITMENT EXTENSION REQUEST(1)

                            Dated _____________, ____

The Bank of Nova Scotia,
        as Administrative Agent
Scotia House
33 Finsbury Square
London, England EC2A 1BB

Attn: ____________________


And each of the Lenders Party to the
Credit Agreement referred to below


        This request is delivered to you pursuant to SECTION 2.2(a) of the Credit Agreement (together with all amendments and other modifications, if any, from time to time made to it, the "CREDIT AGREEMENT") dated as of October 28, 1997, among Ingram Micro Inc. (a corporation organized and existing under the laws of the State of Delaware, United States, "MICRO") and Ingram European Coordination Center, N.A. (a company organized and existing under the laws of The Kingdom of Belgium) as the Primary Borrowers, certain Lenders, The Bank of Nova Scotia, as the Administrative Agent for the Lenders, NationsBank of Texas, N.A., as the Documentation Agent for the Lenders, and certain arrangers, and executed by Ingram Micro Inc. (a corporation organized and existing under the laws of the Province of Ontario, Canada) and Ingram Micro Singapore Pte Ltd. (a corporation organized and existing under the laws of Singapore) as Supplemental Borrowers. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this request.

        Micro requests that the Commitment Termination Date be extended from ____________________, ____,(2) for a [check and complete one or both]:

         o        one-year ending ___________________, ____ (a "ONE-YEAR
                  EXTENSION").

         o        two-year extension ending ___________________, ____ (a
                  "TWO-YEAR EXTENSION").


(1) ATTENTION LENDER - Ingram Micro Inc. is authorized to deliver this request only during the period beginning May 1st and ending June 30th in the year immediately preceding the year of the current Commitment Termination Date. Delivery of this request at any other time is not permitted by the Credit Agreement, and you are not required to respond to it.

(2)     Insert the current Commitment Termination Date.

        Micro acknowledges and agrees that the Commitment Termination Date has not occurred and



                                                                       EXHIBIT S
that this request and any extension of the current Commitment Termination Date pursuant to this request shall, without notice to or action by any Person, automatically become null and void and be of no force and effect on the Commitment Termination Date.

        Please indicate whether or not you consent to the proposed extension of the Commitment Termination Date by completing and signing below two of the three enclosed counterparts of this request and returning one signed copy of each NOT LATER THAN JULY 31ST OF THIS YEAR to Micro and the Administrative Agent as follows:

Ingram Micro Inc.                      The Bank of Nova Scotia,
1600 E. St. Andrew Place               as Administrative Agent
Santa Ana, CA  92705                   Scotia House
Attention:  Treasurer                  33 Finsbury Square
                                       London, England EC2A 1BB

                                       Attn: ____________________



        Micro has caused this request to be executed and delivered by its duly Authorized Person as of the date first stated above.

                                       INGRAM MICRO INC., a corporation
                                       organized and existing under the laws of the State of Delaware, United States



                                       By_________________________________
                                         Name:____________________________
                                         Title:___________________________

        In respect of the foregoing requested extension(s), the undersigned Lender [check and complete the following, as applicable]:

                      DOES NOT
CONSENTS              CONSENT

 [ ]                    [ ]    To  the  One-Year  Extension,
                               if requested.

 [ ]                    [ ]    To  the  Two-Year  Extension,
                               if requested.

                                       ___________________________________(1)

                                       By_________________________________
                                         Name:____________________________
                                         Title:___________________________

--------
(1)   Insert name of Lender.

                                                                       EXHIBIT S

                                    EXHIBIT T


                      ACCESSION REQUEST AND ACKNOWLEDGMENT


                           Dated _______________, ____


The Bank of Nova Scotia,
        as Administrative Agent
Scotia House
33 Finsbury Square
London, England EC2A 1BB

Attn: ____________________


        This Accession Request and Acknowledgment is delivered to you pursuant to SECTION 6.3.2 of the European Credit Agreement (together with all amendments and other modifications, if any, from time to time made to it, the "CREDIT AGREEMENT") dated as of October 28, 1997, among Ingram Micro Inc. (a corporation organized and existing under the laws of the State of Delaware, United States) and Ingram European Coordination Center, N.A. (a company organized and existing under the laws of The Kingdom of Belgium) as the Primary Borrowers, certain Lenders, The Bank of Nova Scotia, as the Administrative Agent for the Lenders, NationsBank of Texas, N.A., as Documentation Agent for the Lenders, and certain arrangers, and executed by Ingram Micro Inc. (a corporation organized and existing under the laws of the Province of Ontario, Canada) and Ingram Micro Singapore Pte Ltd. (a corporation organized and existing under the laws of Singapore) as Supplemental Borrowers. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this Accession Request and Acknowledgment.

        The undersigned desires to become a Other Borrower and Obligor under the Credit Agreement and requests that the Administrative Agent acknowledge that, as of the date of this Accession Request and Acknowledgment, each of the conditions precedent to accession in SECTION 6.3 of the Credit Agreement have been satisfied and that ____________________ (the "ACCEDING BORROWER") has acceded to the rights and obligations of an Obligor and a Other Borrower under the Credit Agreement as though originally a signatory and party to it.

        The Acceding Borrower hereby advises the Administrative Agent that its address for notices under the Credit Agreement is:



                                                                       EXHIBIT T

        The Acceding Borrower has caused this Accession Request and Acknowledgment to be duly executed and delivered by its duly Authorized Person as of the date first stated above.

                                       _______________, as the Acceding Borrower


                                       By_________________________________
                                         Name:____________________________
                                         Title:___________________________


         The foregoing is accepted and agreed to in all respects as of the _______________,____.

THE BANK OF NOVA SCOTIA,               INGRAM MICRO INC., a corporation
as the Administrative Agent            organized and existing under the laws
                                       of the State of Delaware, United States


By___________________________          By___________________________________
  Name:______________________            Name:______________________________
  Title:_____________________            Title:_____________________________


INGRAM EUROPEAN COORDINATION            INGRAM MICRO SINGAPORE PTE LTD., a
CENTER N.V., a company                  corporation organized and existing
organized and existing under            under the laws of Singapore
the laws of The Kingdom of Belgium

By___________________________          By___________________________________
  Name:______________________            Name:______________________________
  Title:_____________________            Title:_____________________________


INGRAM MICRO INC., a corporation       _______________________________________
organized and existing under the       (signature blocks for any existing
laws of the Province                   Additional Guarantors)
of Ontario, Canada

By___________________________          By___________________________________
  Name:______________________            Name:______________________________
  Title:_____________________            Title:_____________________________



                                       4

                                                                       EXHIBIT T